UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report
J.P. Morgan Large Cap Funds
June 30, 2022
JPMorgan Equity Focus Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Large Cap Funds	1

J.P. Morgan Large Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve-month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
 U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%.  Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.08)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$179,923
INVESTMENT OBJECTIVE**
The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the communication services and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the consumer staples sector and its security selection in the information technology sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., ConocoPhillips and AbbVie Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, and continued sales growth. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose amid rising global energy prices for most of the reporting period. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Capital One Financial Co. and its position in Tesla Inc. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Capital One Financial, a financial services provider, fell amid general weakness in financial sector stocks as the U.S. economic growth slowed in the first half of 2022. Shares of Tesla Motors, a maker of electric vehicles and battery storage systems, fell amid slowing production and sales in China and investor concerns about slowing economic growth.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.5%
2.	Apple, Inc.	5.5
3.	Alphabet, Inc., Class C	4.1
4.	AutoZone, Inc.	4.1
5.	UnitedHealth Group, Inc.	3.7
6.	Bank of America Corp.	3.6
7.	Loews Corp.	3.6
8.	Weyerhaeuser Co.	3.3
9.	Berkshire Hathaway, Inc., Class B	3.1
10.	Capital One Financial Corp.	3.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	22.1%
Financials	13.3
Health Care	12.9
Consumer Discretionary	11.6
Communication Services	8.0
Industrials	7.7
Energy	4.8
Materials	4.5
Real Estate	4.4
Consumer Staples	2.4
Utilities	2.2
Short-Term Investments	6.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 29, 2011
With Sales Charge *		(14.08)%	10.94%	12.73%
Without Sales Charge		(9.32)	12.14	13.34
CLASS C SHARES	July 29, 2011
With CDSC **		(10.79)	11.59	12.88
Without CDSC		(9.79)	11.59	12.88
Class I SHARES	July 29, 2011	(9.08)	12.43	13.62
Class R6 SHARES	October 1, 2018	(8.87)	12.64	13.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund Class I Shares *	(1.87)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$45,971,414
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in General Dynamics Corp., Raytheon Corp. and Northrop Grumman Corp.
Shares of General Dynamics, Raytheon and Northrop Grumman, each an aerospace and defense manufacturers, rose after they reported better-than-expected quarterly earnings and as the military conflict in Ukraine increased demand for military hardware across Europe.
Leading individual detractors from relative performance included the Fund’s overweight positions in PPG Industries Inc., Medtronic PLC and Gap Inc. Shares of PPG Industries, a specialty chemicals manufacturer, fell amid investor concerns about rising materials costs and supply chain disruptions. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter amid supply chain disruptions. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	3.2%
2.	Bristol-Myers Squibb Co.	2.8
3.	ConocoPhillips	2.6
4.	Raytheon Technologies Corp.	2.5
5.	Exxon Mobil Corp.	2.4
6.	Johnson & Johnson	2.2
7.	Philip Morris International, Inc.	2.1
8.	Comcast Corp., Class A	2.0
9.	Analog Devices, Inc.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	20.6%
Health Care	19.8
Industrials	13.6
Consumer Staples	10.0
Information Technology	8.4
Energy	8.0
Consumer Discretionary	5.9
Utilities	4.1
Communication Services	2.9
Materials	2.8
Real Estate	2.4
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(7.24)%	8.22%	10.61%
Without Sales Charge		(2.10)	9.39	11.22
CLASS C SHARES	November 4, 1997
With CDSC **		(3.63)	8.85	10.77
Without CDSC		(2.63)	8.85	10.77
Class I SHARES	July 2, 1987	(1.87)	9.68	11.50
Class R2 SHARES	February 28, 2011	(2.36)	9.12	10.93
Class R3 SHARES	September 9, 2016	(2.10)	9.40	11.22
Class R4 SHARES	September 9, 2016	(1.91)	9.66	11.50
Class R5 SHARES	February 28, 2011	(1.72)	9.85	11.70
Class R6 SHARES	January 31, 2012	(1.62)	9.95	11.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(10.81)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$7,257,784
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended June 30, 2022, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
U.S. equity markets provided negative returns for the period amid rising interest rates, accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine.
During the period, the information technology and consumer discretionary sectors were leading detractors from performance for the Fund and the Benchmark, while the energy and health care sectors were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.5%
2.	Microsoft Corp.	6.0
3.	Amazon.com, Inc.	2.9
4.	Alphabet, Inc., Class A	2.0
5.	Alphabet, Inc., Class C	1.9
6.	Tesla, Inc.	1.8
7.	Berkshire Hathaway, Inc., Class B	1.5
8.	UnitedHealth Group, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	NVIDIA Corp.	1.2

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.6%
Health Care	15.1
Financials	10.8
Consumer Discretionary	10.4
Communication Services	8.8
Industrials	7.8
Consumer Staples	6.9
Energy	4.3
Utilities	3.1
Real Estate	2.9
Materials	2.6
Short-Term Investments	0.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(15.69)%	9.64%	11.84%
Without Sales Charge		(11.02)	10.83	12.45
CLASS C SHARES	November 4, 1997
With CDSC **		(12.55)	10.16	11.83
Without CDSC		(11.55)	10.16	11.83
Class I SHARES	July 2, 1991	(10.81)	11.10	12.73
Class R6 SHARES	September 1, 2016	(10.67)	11.27	12.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P
500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(0.73)%
S&P 500 Index	(10.62)%
ICE BofAML 3-Month US Treasury Bill Index	0.17%
Net Assets as of 6/30/2022 (In Thousands)	$3,610,591
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the materials sector were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in PayPal Holdings Inc. and Meta Platform Inc., and its overweight position in Progressive Corp. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Meta Platforms, the parent of
Facebook Inc., fell after the company reported weaker-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected revenue forecast. Shares of Progressive, a property and casualty insurance provider, rose amid monthly increases in the company’s net premiums.
Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc.,  Tesla Inc. and Alphabet Inc. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones during the period. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

June 30, 2022	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ELN	Equity-Linked Note
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada)	1.7%
2.	Progressive Corp. (The)	1.7
3.	Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland)	1.7
4.	AbbVie, Inc.	1.6
5.	Bristol-Myers Squibb Co.	1.6
6.	UnitedHealth Group, Inc.	1.6
7.	Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland)	1.6
8.	Coca-Cola Co. (The)	1.6
9.	Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index)	1.6
10.	BNP Paribas, ELN, 79.00%, 8/5/2022, (linked to S&P 500 Index)	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	12.9%
Consumer Staples	11.9
Industrials	11.6
Information Technology	10.8
Financials	9.5
Utilities	8.3
Consumer Discretionary	4.7
Communication Services	4.5
Materials	3.4
Real Estate	2.8
Energy	2.7
Other	14.7
Short-Term Investments	2.2

10	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge *		(6.22)%	5.76%
Without Sales Charge		(1.05)	7.26
CLASS C SHARES	August 31, 2018
With CDSC **		(2.54)	6.73
Without CDSC		(1.54)	6.73
Class I SHARES	August 31, 2018	(0.73)	7.53
Class R5 SHARES	August 31, 2018	(0.66)	7.67
Class R6 SHARES	August 31, 2018	(0.49)	7.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (8/31/18 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.79)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$16,494,334
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.8%
2.	Apple, Inc.	6.5
3.	Amazon.com, Inc.	3.1
4.	S&P 500 Index.	3.0
5.	Alphabet, Inc., ClassA	2.6
6.	Alphabet, Inc., ClassC	1.9
7.	UnitedHealth Group, Inc.	1.8
8.	Tesla, Inc.	1.6
9.	Visa, Inc., ClassA	1.5
10.	Berkshire Hathaway, Inc.,	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.7%
Health Care	14.9
Consumer Discretionary	11.0
Financials	10.3
Communication Services	8.4
Industrials	8.0
Consumer Staples	6.3
Energy	4.2
Utilities	3.0
Put Options Purchased	3.0
Real Estate	2.7
Materials	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge *		(10.92)%	5.52%	6.08%
Without Sales Charge		(6.00)	6.66	6.75
CLASS C SHARES	December 13, 2013
With CDSC **		(7.49)	6.13	6.25
Without CDSC		(6.49)	6.13	6.25
Class I SHARES	December 13, 2013	(5.79)	6.93	7.02
Class R5 SHARES	December 13, 2013	(5.64)	7.08	7.20
Class R6 SHARES	December 13, 2013	(5.54)	7.19	7.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (12/13/13 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(6.22)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$5,623,467
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the pharmaceutical/medical technology and the financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic materials and telecommunication sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.4%
2.	Apple, Inc.	6.1
3.	S&P 500 Index 7/29/2022 at USD 3,910.00, European Style	4.4
4.	Amazon.com, Inc.	3.0
5.	Alphabet, Inc., Class A	2.4
6.	Alphabet, Inc., Class C	1.8
7.	UnitedHealth Group, Inc.	1.7
8.	Tesla, Inc.	1.5
9.	Visa, Inc., Class A	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.3%
Health Care	14.0
Consumer Discretionary	10.4
Financials	9.8
Communication Services	8.0
Industrials	7.7
Consumer Staples	6.0
Put Options Purchased	4.4
Energy	4.0
Utilities	2.8
Real Estate	2.6
Materials	2.3
Short-Term Investments	3.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		(11.37)%	(4.20)%
Without Sales Charge		(6.49)	(0.28)
CLASS C SHARES	February 26, 2021
With CDSC **		(7.90)	(0.74)
Without CDSC		(6.90)	(0.74)
Class I SHARES	February 26, 2021	(6.22)	0.00
Class R5 SHARES	February 26, 2021	(6.10)	0.12
Class R6 SHARES	February 26, 2021	(6.01)	0.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.58)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$2,851,293
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the pharmaceutical/medical technology and the financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic materials and telecommunication sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	6.2
3.	S&P 500 Index 8/31/2022 at USD 3,905.00, European Style	5.4
4.	Amazon.com, Inc.	3.0
5.	Alphabet, Inc., Class A	2.4
6.	Alphabet, Inc., Class C	1.9
7.	UnitedHealth Group, Inc.	1.8
8.	Tesla, Inc.	1.5
9.	Visa, Inc., Class A	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.5%
Health Care	14.1
Consumer Discretionary	10.5
Financials	9.9
Communication Services	8.1
Industrials	7.7
Consumer Staples	6.0
Put Options Purchased	5.4
Energy	4.0
Utilities	2.8
Real Estate	2.6
Materials	2.3
Short-Term Investments	2.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		(14.50)%	(6.76)%
Without Sales Charge		(9.78)	(2.94)
CLASS C SHARES	February 26, 2021
With CDSC **		(11.28)	(3.43)
Without CDSC		(10.28)	(3.43)
Class I SHARES	February 26, 2021	(9.58)	(2.69)
Class R5 SHARES	February 26, 2021	(9.41)	(2.54)
Class R6 SHARES	February 26, 2021	(9.33)	(2.45)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	17

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(20.49)%
Russell 1000 Growth Index	(18.77)%
Net Assets as of 6/30/2022 (In Thousands)	$31,346,698
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection and underweight positions in both the information technology and communication services sectors were leading detractors from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the health care sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Snap Inc., its underweight positions in Apple Inc. and its overweight position in Carvana Co. Shares of Snap, an online camera platform and social media provider, fell after the company reported lower-than-expected quarterly results and forecast weakness in cash flow and revenue in 2022. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones during the period. Shares of Carvana, an automobile retailer, fell after the company reported a wider-than-expected loss for its first quarter and amid general weakness in e-commerce sector stocks in the second half of the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in McKesson Corp. and AutoZone Inc., and its underweight position in Amazon.com Inc. Shares of McKesson, a provider of pharmaceuticals, health care products and services, rose as the company moved to settle state legal claims stemming from the opioid addiction epidemic and as investors sought defensive sectors, including consumer staples, in response to the market selloff in the first half of 2022. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and revenue for its third fiscal quarter and forecast sales growth. Shares of Amazon.com, an online retailer and services provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and as investor demand shifted to value stocks and away from the largest capitalization stocks in the first half of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	9.3%
2.	Microsoft Corp.	9.0
3.	Alphabet, Inc., Class C	6.7
4.	Tesla, Inc.	3.7
5.	AbbVie, Inc.	3.7
6.	AutoZone, Inc.	3.1
7.	Coca-Cola Co. (The)	2.9
8.	McKesson Corp.	2.7
9.	Deere & Co.	2.7
10.	Lowe's Cos., Inc.	2.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	32.1%
Health Care	18.0
Consumer Discretionary	14.4
Industrials	7.5
Communication Services	7.2
Financials	6.8
Consumer Staples	4.1
Materials	2.0
Energy	1.9
Short-Term Investments	6.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge *		(24.85)%	15.02%	14.34%
Without Sales Charge		(20.68)	16.27	14.96
CLASS C SHARES	November 4, 1997
With CDSC **		(22.07)	15.69	14.50
Without CDSC		(21.07)	15.69	14.50
Class I SHARES	February 28, 1992	(20.49)	16.55	15.20
Class R2 SHARES	November 3, 2008	(20.88)	15.97	14.67
Class R3 SHARES	September 9, 2016	(20.68)	16.26	14.94
Class R4 SHARES	September 9, 2016	(20.48)	16.55	15.20
Class R5 SHARES	April 14, 2009	(20.37)	16.73	15.39
Class R6 SHARES	November 30, 2010	(20.29)	16.85	15.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	19

JPMorgan Large Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.04)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$3,196,018
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors was a leading contributor to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Alcoa Corp. and Vertex Pharmaceuticals Inc. and its out-of-Benchmark position in AbbVie Inc. Shares of Alcoa, an aluminum producer, rose after the company reported better-than-expected earnings and revenue for both the first quarters of 2022. Shares of Vertex Pharmaceuticals, a drug development company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021 and reported progress in its product development pipeline. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Zimmer Biomet Holdings Inc., Royal Caribbean Cruises Ltd. and US Foods Holding Corp. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2021 and issued a lower-than-expected earnings forecast for 2022. Shares of Royal Caribbean Cruises, a cruise ship operator, fell amid investor concerns that slowing economic growth and rising inflation would hurt the travel and hospitality sectors. Shares of U.S. Foods Holding, a distributor of goods to the food services industry, fell after the company reported lower-than-expected earnings for the fourth quarter of 2021.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bristol-Myers Squibb Co.	4.5%
2.	Wells Fargo & Co.	3.3
3.	Chevron Corp.	3.2
4.	Raytheon Technologies Corp.	3.0
5.	Centene Corp.	2.9
6.	Comcast Corp., Class A	2.8
7.	Hess Corp.	2.7
8.	Exxon Mobil Corp.	2.5
9.	AbbVie, Inc.	2.4
10.	Vertex Pharmaceuticals, Inc.	2.3

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	24.4%
Financials	17.8
Energy	10.5
Industrials	10.3
Consumer Staples	7.5
Utilities	5.7
Real Estate	5.0
Information Technology	4.7
Communication Services	4.3
Materials	3.2
Consumer Discretionary	2.5
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(10.18)%	7.40%	11.88%
Without Sales Charge		(5.22)	8.57	12.49
CLASS C SHARES	March 22, 1999
With CDSC **		(6.75)	8.03	12.03
Without CDSC		(5.75)	8.03	12.03
Class I SHARES	March 1, 1991	(5.04)	8.83	12.70
Class R2 SHARES	November 3, 2008	(5.50)	8.29	12.19
Class R3 SHARES	October 1, 2018	(5.26)	8.56	12.48
Class R4 SHARES	October 1, 2018	(4.95)	8.85	12.71
Class R5 SHARES	May 15, 2006	(4.84)	9.01	12.91
Class R6 SHARES	November 30, 2010	(4.78)	9.11	12.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	21

JPMorgan U.S. Applied Data Science Value Fund
(formerly known as JPMorgan Intrepid Value Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(3.84)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$196,498
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was the sole detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Northrop Grumman Corp. and O’Reilly Automotive Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Northrop Grumman, an aerospace and defense company, rose amid better-than-expected quarterly earnings and investor expectations that the defense sector will benefit from U.S. deliveries of military hardware to Ukraine’s military. Share of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021.
Leading individual detractors from relative performance included the Fund’s overweight positions in Medtronic PLC and T. Rowe Price Group Inc., and its underweight position in Pfizer Inc. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter amid supply chain disruptions. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	NextEra Energy, Inc.	2.8%
2.	Bristol-Myers Squibb Co.	2.7
3.	ConocoPhillips	2.6
4.	Prologis, Inc.	2.3
5.	Verizon Communications, Inc.	2.3
6.	Coca-Cola Co. (The)	2.2
7.	Alphabet, Inc., Class C	2.1
8.	Bank of America Corp.	2.1
9.	Meta Platforms, Inc., Class A	2.1
10.	Wells Fargo & Co.	2.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	19.4%
Health Care	17.4
Industrials	11.7
Communication Services	8.3
Energy	8.0
Consumer Staples	7.4
Information Technology	7.0
Utilities	6.4
Consumer Discretionary	5.9
Real Estate	3.9
Materials	3.1
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(9.12)%	7.07%	9.86%
Without Sales Charge		(4.07)	8.23	10.45
CLASS C SHARES	February 19, 2005
With CDSC **		(5.54)	7.70	10.02
Without CDSC		(4.54)	7.70	10.02
Class I SHARES	February 28, 2003	(3.84)	8.48	10.67
Class R2 SHARES	November 3, 2008	(4.41)	7.92	10.16
Class R5 SHARES	May 15, 2006	(3.79)	8.63	10.85
Class R6 SHARES	November 30, 2010	(3.70)	8.73	10.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	23

JPMorgan U.S. Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(9.63)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$18,606,909
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in both the pharmaceutical/medical technology and consumer cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the basic materials sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Alphabet Inc, AbbVie Inc. and Northrop Grumman Corp. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue and earnings during the period. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic. Shares of Northrop Grumman, an aerospace and defense company, rose amid better-than-expected quarterly earnings and investor expectations that the defense sector will benefit from U.S. deliveries of military hardware to Ukraine’s military.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Shopify Inc. and Snap Inc. and its overweight position in PPG Industries Inc.
Shares of Shopify, an internet retailing platform operator, fell amid weakness among e-commerce stocks and after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of Snap, an online camera platform and social media provider, fell after the company reported lower-than-expected quarterly results and forecast weakness in cash flow and revenue in 2022. Shares of PPG Industries, a specialty chemicals manufacturer, amid investor concerns about rising materials costs and supply chain disruptions.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.0%
2.	Alphabet, Inc., Class A	6.0
3.	Apple, Inc.	4.7
4.	AbbVie, Inc.	3.7
5.	Amazon.com, Inc.	3.7
6.	NextEra Energy, Inc.	3.2
7.	McDonald's Corp.	3.2
8.	Prologis, Inc.	3.0
9.	Bristol-Myers Squibb Co.	2.9
10.	NXP Semiconductors NV (China)	2.7

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	20.6%
Health Care	15.3
Consumer Discretionary	12.8
Industrials	12.2
Financials	10.2
Communication Services	9.4
Utilities	4.8
Materials	3.4
Energy	3.0
Real Estate	3.0
Consumer Staples	2.1
Short-Term Investments	3.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge *		(14.76)%	10.86%	12.83%
Without Sales Charge		(10.04)	12.06	13.44
CLASS C SHARES	September 10, 2001
With CDSC **		(11.44)	11.52	12.98
Without CDSC		(10.44)	11.52	12.98
Class I SHARES	September 10, 2001	(9.83)	12.34	13.68
Class L SHARES	September 17, 1993	(9.63)	12.52	13.85
Class R2 SHARES	November 3, 2008	(10.28)	11.78	13.15
Class R3 SHARES	September 9, 2016	(10.04)	12.07	13.43
Class R4 SHARES	September 9, 2016	(9.80)	12.34	13.68
Class R5 SHARES	May 15, 2006	(9.68)	12.52	13.88
Class R6 SHARES	November 30, 2010	(9.56)	12.64	13.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	25

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(17.25)%
Russell 1000 Growth Index	(18.77)%
Net Assets as of 6/30/2022 (In Thousands)	$976,149
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and communication services sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in PayPal Holdings Inc. and its overweight positions in O’Reilly Automotive Inc. and AbbVie Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lyft Inc. and Altice USA Inc., and its underweight position in Eli Lilly & Co. Shares of Lyft, a ride-hailing business, fell amid general weakness in the ride-hailing business and after the company issued a weaker-than-expected forecast for the second quarter of 2022. Shares of Altice USA, a communication services and media provider, fell amid a general decline in consumer demand for broadcast television programming and investor concerns about its impact on company earnings and revenue. Shares of Eli Lilly, a pharmaceuticals maker, rose as several of the company’s drug candidates earned or advanced toward regulatory approval in the U.S. and Europe.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.4%
2.	Apple, Inc.	9.7
3.	Amazon.com, Inc.	5.2
4.	Mastercard, Inc., Class A	3.2
5.	Tesla, Inc.	3.0
6.	Alphabet, Inc., Class A	2.7
7.	UnitedHealth Group, Inc.	2.7
8.	Alphabet, Inc., Class C	2.6
9.	AbbVie, Inc.	2.4
10.	Intuit, Inc.	1.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.0%
Consumer Discretionary	16.3
Health Care	13.1
Communication Services	8.1
Industrials	6.6
Consumer Staples	4.7
Financials	2.3
Real Estate	2.1
Energy	1.6
Materials	1.2
Short-Term Investments	4.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(21.80)%	10.53%	12.67%
Without Sales Charge		(17.46)	11.72	13.28
CLASS C SHARES	February 19, 2005
With CDSC **		(18.87)	11.17	12.83
Without CDSC		(17.87)	11.17	12.83
Class I SHARES	February 28, 2003	(17.25)	12.00	13.56
Class R2 SHARES	November 3, 2008	(17.66)	11.44	13.00
Class R5 SHARES	May 15, 2006	(17.12)	12.17	13.76
Class R6 SHARES	November 2, 2015	(17.03)	12.29	13.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	27

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(12.70)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$1,637,070
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve  months ended June 30, 2022.
The Fund’s allocation to the media sector and its security selection in the auto & transportation sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in both the pharmaceutical/medical technology and the health services & systems sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Lyft Inc. and Shopify Inc., and its overweight position in NXP Semiconductors NV. Shares of Lyft, a ride-hailing business, fell amid general weakness in the ride-hailing business and after the company issued a weaker-than-expected forecast for the second quarter of 2022. Shares of Shopify, an online retailing platform operator, fell amid weakness among e-commerce stocks and after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of NXP Semiconductors, a semiconductor manufacturer, fell amid investor concern about slowing demand from the automotive industry.
Leading individual contributors to relative performance included the Fund’s overweight positions in AbbVie Inc. and Alphabet Inc., and its underweight position in Moderna Inc. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue and earnings during the period. Shares of Moderna, a pharmaceuticals manufacturer, fell in the second half of the period amid investor concerns about potentially declining demand for Covid-19 vaccines.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.6%
2.	Amazon.com, Inc.	3.9
3.	Apple, Inc.	3.6
4.	Mastercard, Inc., Class A	3.5
5.	Alphabet, Inc., Class A	3.1
6.	UnitedHealth Group, Inc.	2.9
7.	NXP Semiconductors NV (China)	2.4
8.	AbbVie, Inc.	2.1
9.	Wells Fargo & Co.	1.9
10.	Thermo Fisher Scientific, Inc.	1.6

28	J.P. Morgan Large Cap Funds	June 30, 2022

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Intel Corp.	4.2%
2.	Enbridge, Inc.	3.4
3.	Omnicom Group, Inc.	3.3
4.	3M Co.	3.2
5.	Clorox Co. (The)	2.3
6.	Paramount Global, Class B	2.2
7.	Capital One Financial Corp.	2.0
8.	General Electric Co.	2.0
9.	Moderna, Inc.	1.9
10.	CH Robinson Worldwide, Inc.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.9%
Health Care	16.5
Industrials	12.8
Consumer Discretionary	10.7
Financials	8.2
Communication Services	7.9
Consumer Staples	6.1
Energy	5.0
Utilities	3.4
Materials	2.7
Real Estate	2.5
Short-Term Investments	0.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	22.8%
Information Technology	16.1
Consumer Staples	11.0
Communication Services	9.4
Financials	8.8
Energy	7.2
Utilities	6.5
Health Care	6.2
Real Estate	5.2
Consumer Discretionary	4.6
Materials	2.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge *		(17.48)%	9.66%	12.28%
Without Sales Charge		(12.89)	10.85	12.88
CLASS C SHARES	November 1, 2005
With CDSC **		(14.31)	10.30	12.43
Without CDSC		(13.31)	10.30	12.43
Class I SHARES	November 1, 2005	(12.70)	11.12	13.16
Class R2 SHARES	November 3, 2008	(13.23)	10.46	12.55
Class R5 SHARES	May 15, 2006	(12.65)	11.19	13.31
Class R6 SHARES	November 1, 2017	(12.58)	11.29	13.36

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(10.13)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$6,751,038
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the telecommunications and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Progressive Corp. Shares of PayPal Holdings, a digital payments platform provider, fell amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Progressive, a property and casualty insurance provider, rose amid monthly increases in the company’s net premiums.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and T. Rowe Price Group Inc., and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.6
3.	Amazon.com, Inc.	3.2
4.	Alphabet, Inc., Class A	2.6
5.	Alphabet, Inc., Class C	2.0
6.	UnitedHealth Group, Inc.	1.9
7.	Tesla, Inc.	1.6
8.	Visa, Inc., Class A	1.5
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.0%
Health Care	15.1
Consumer Discretionary	11.1
Financials	10.4
Communication Services	8.5
Industrials	8.2
Consumer Staples	6.4
Energy	4.2
Utilities	3.0
Real Estate	2.8
Materials	2.5
Short-Term Investments	1.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		(15.07)%	10.28%	11.99%
Without Sales Charge		(10.33)	11.48	12.60
Class I SHARES	September 10, 2001	(10.13)	11.76	12.88
Class R6 SHARES	March 24, 2003	(10.05)	11.87	13.06

*	Sales Charge for Class A Shares is 5.25%.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(14.15)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$185,406
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund had no holdings in the energy sector, which was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary sector also detracted from relative performance.  The Fund’s security selection in the communication services and utilities sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc. and Alphabet Inc. and its out-of-Benchmark position in Itron Inc. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue earnings during the period. Shares of Itron, a provider of technology and services for water and energy utilities, fell after the company reported consecutive quarters of lower-than-expected revenue.
Leading individual contributors to performance relative to the Benchmark included Amazon.com Inc., PayPal Holdings Inc. and Meta Platforms Inc., none of which were held by the Fund. Shares of Amazon.com, an online retailer and services provider, fell as investor demand shifted to value stocks and away from the largest capitalization stocks in the first half of 2022. Shares of PayPal Holdings, a digital payments platform provider, fell amid general weakness in financial technology stocks. Shares of Meta Platforms, the parent of Facebook Inc., fell after the company reported weaker-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected revenue forecast.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.1%
2.	Apple, Inc.	5.6
3.	Alphabet, Inc., Class A	3.8
4.	Mastercard, Inc., Class A	3.4
5.	UnitedHealth Group, Inc.	2.9
6.	Bristol-Myers Squibb Co.	2.8
7.	Merck & Co., Inc.	2.8
8.	Costco Wholesale Corp.	2.6
9.	Thermo Fisher Scientific, Inc.	2.5
10.	Bank of America Corp.	2.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.9%
Health Care	18.6
Financials	13.5
Industrials	10.0
Consumer Discretionary	7.8
Communication Services	7.4
Consumer Staples	4.6
Real Estate	3.9
Utilities	3.7
Materials	2.1
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(18.85)%	8.99%	11.65%
Without Sales Charge		(14.36)	10.17	12.25
CLASS C SHARES	February 19, 2005
With CDSC **		(15.77)	9.62	11.80
Without CDSC		(14.77)	9.62	11.80
Class I SHARES	February 28, 2003	(14.15)	10.44	12.53
Class R6 SHARES	September 30, 2020	(14.09)	10.46	12.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(4.04)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$2,814,328
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Northrop Grumman Corp. and General Dynamics Corp. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Northrop Grumman and General Dynamics, both aerospace and defense manufacturers, rose after they reported better-than-expected quarterly earnings and as the military conflict in Ukraine increased demand for military hardware across Europe.
Leading individual detractors from relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., BlackRock Inc. and Citigroup Inc. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of BlackRock and Citigroup, both financial services providers, fell in the second half of the period as they exited operations in Russia in response to U.S. financial sanctions and amid investor concerns about slowing economic growth.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	2.6%
2.	ConocoPhillips	2.5
3.	Bristol-Myers Squibb Co.	2.4
4.	Wells Fargo & Co.	2.2
5.	Exxon Mobil Corp.	2.1
6.	Johnson & Johnson	1.9
7.	Raytheon Technologies Corp.	1.8
8.	Berkshire Hathaway, Inc., Class B	1.8
9.	BlackRock, Inc.	1.7
10.	EOG Resources, Inc.	1.7

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	23.9%
Health Care	19.4
Industrials	12.0
Consumer Discretionary	8.6
Energy	7.6
Information Technology	6.8
Consumer Staples	5.8
Communication Services	4.5
Materials	3.7
Utilities	3.6
Real Estate	1.4
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge *		(9.08)%	8.36%	11.13%
Without Sales Charge		(4.04)	9.53	11.73
CLASS C SHARES	January 2, 1998
With CDSC **		(5.52)	8.99	11.28
Without CDSC		(4.52)	8.99	11.28
Class I SHARES	January 25, 1996	(3.80)	9.81	12.01
Class R2 SHARES	November 2, 2015	(4.29)	9.26	11.55
Class R3 SHARES	July 31, 2017	(4.06)	9.54	11.73
Class R4 SHARES	July 31, 2017	(3.81)	9.81	12.01
Class R5 SHARES	November 2, 2015	(3.67)	9.98	12.13
Class R6 SHARES	November 2, 2015	(3.56)	10.08	12.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from
June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%
Air Freight & Logistics — 2.5%
FedEx Corp.	20	4,442
Automobiles — 2.7%
Tesla, Inc. *	7	4,908
Banks — 3.7%
Bank of America Corp.	214	6,665
Biotechnology — 4.6%
AbbVie, Inc.	31	4,798
Regeneron Pharmaceuticals, Inc. *	6	3,529
		8,327
Building Products — 1.2%
Trane Technologies plc	16	2,075
Construction & Engineering — 1.8%
Quanta Services, Inc.	26	3,218
Construction Materials — 2.6%
Martin Marietta Materials, Inc.	16	4,710
Consumer Finance — 3.1%
Capital One Financial Corp.	53	5,493
Containers & Packaging — 2.0%
Packaging Corp. of America	27	3,640
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc., Class B *	21	5,802
Electric Utilities — 2.2%
Xcel Energy, Inc.	57	4,002
Electronic Equipment, Instruments & Components — 0.9%
Zebra Technologies Corp., Class A *	5	1,576
Equity Real Estate Investment Trusts (REITs) — 4.6%
Public Storage	7	2,129
Weyerhaeuser Co.	183	6,065
		8,194
Health Care Equipment & Supplies — 2.5%
Dexcom, Inc. *	21	1,558
Intuitive Surgical, Inc. *	14	2,910
		4,468
Health Care Providers & Services — 3.8%
UnitedHealth Group, Inc.	13	6,833
Hotels, Restaurants & Leisure — 1.3%
Booking Holdings, Inc. *	1	2,424
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 2.5%
Procter & Gamble Co. (The)	31	4,440
Insurance — 3.7%
Loews Corp.	112	6,628
Interactive Media & Services — 4.2%
Alphabet, Inc., Class C *	4	7,555
Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc. *	47	5,004
IT Services — 4.0%
Global Payments, Inc.	20	2,233
Mastercard, Inc., Class A	16	5,012
		7,245
Machinery — 2.5%
Deere & Co.	8	2,584
Ingersoll Rand, Inc.	47	1,969
		4,553
Media — 2.3%
Charter Communications, Inc., Class A *	9	4,075
Oil, Gas & Consumable Fuels — 4.9%
ConocoPhillips	52	4,690
Kinder Morgan, Inc.	245	4,094
		8,784
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	55	4,260
Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc. *	35	2,646
QUALCOMM, Inc.	21	2,723
SolarEdge Technologies, Inc. *	13	3,506
		8,875
Software — 7.1%
Microsoft Corp.	39	10,180
Zoom Video Communications, Inc., Class A *	25	2,666
		12,846
Specialty Retail — 5.0%
AutoZone, Inc. *	3	7,477
Best Buy Co., Inc.	23	1,494
		8,971
Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	74	10,119
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	37

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 1.7%
T-Mobile US, Inc. *	23	3,124
Total Common Stocks (Cost $148,498)		173,256
Short Term Investments — 6.3%
Investment Companies — 6.3%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $11,340)	11,339	11,341
Total Investments — 102.6% (Cost $159,838)		184,597
Liabilities in Excess of Other Assets — (2.6)%		(4,674)
NET ASSETS — 100.0%		179,923

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 5.5%
General Dynamics Corp.	3,686	815,545
Northrop Grumman Corp.	1,159	554,737
Raytheon Technologies Corp.	11,967	1,150,139
		2,520,421
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	4,087	746,004
Banks — 7.0%
Bank of America Corp.	27,292	849,594
Citigroup, Inc.	9,117	419,315
PNC Financial Services Group, Inc. (The)	4,494	709,020
Truist Financial Corp.	7,966	377,808
US Bancorp	8,538	392,903
Wells Fargo & Co.	11,561	452,852
		3,201,492
Beverages — 2.2%
Coca-Cola Co. (The)	8,791	553,042
PepsiCo, Inc.	2,753	458,750
		1,011,792
Biotechnology — 2.3%
AbbVie, Inc.	5,010	767,384
Amgen, Inc.	1,115	271,125
		1,038,509
Building Products — 0.1%
Trane Technologies plc	318	41,252
Capital Markets — 6.7%
BlackRock, Inc.	1,263	769,577
Charles Schwab Corp. (The)	5,954	376,163
CME Group, Inc.	3,559	728,512
Morgan Stanley	9,717	739,048
Northern Trust Corp.	1,907	183,969
T. Rowe Price Group, Inc.	2,594	294,692
		3,091,961
Chemicals — 2.8%
Air Products and Chemicals, Inc.	2,910	699,780
PPG Industries, Inc.	5,286	604,422
		1,304,202
Commercial Services & Supplies — 0.7%
Republic Services, Inc.	2,318	303,358
Consumer Finance — 2.0%
American Express Co.	3,717	515,194
Capital One Financial Corp.	4,020	418,866
		934,060
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	7,991	405,557
Electric Utilities — 2.7%
NextEra Energy, Inc.	9,549	739,689
Xcel Energy, Inc.	7,395	523,265
		1,262,954
Electrical Equipment — 1.0%
Eaton Corp. plc	3,601	453,692
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	9,766	307,740
Equity Real Estate Investment Trusts (REITs) — 2.4%
Alexandria Real Estate Equities, Inc. *	1,119	162,222
AvalonBay Communities, Inc.	1,176	228,412
Boston Properties, Inc.	1,862	165,681
Prologis, Inc.	2,960	348,276
Ventas, Inc.	4,055	208,562
		1,113,153
Food & Staples Retailing — 3.0%
Sysco Corp.	9,819	831,790
Walmart, Inc.	4,595	558,613
		1,390,403
Food Products — 1.4%
Mondelez International, Inc., Class A	10,184	632,342
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	3,808	413,764
Becton Dickinson and Co.	1,795	442,396
Medtronic plc	6,734	604,395
		1,460,555
Health Care Providers & Services — 6.9%
AmerisourceBergen Corp.	2,753	389,489
Cigna Corp.	1,907	502,690
CVS Health Corp.	8,561	793,248
UnitedHealth Group, Inc.	2,855	1,466,471
		3,151,898
Hotels, Restaurants & Leisure — 2.2%
McDonald's Corp.	2,742	676,895
Starbucks Corp.	4,477	342,026
		1,018,921
Household Products — 1.3%
Procter & Gamble Co. (The)	4,145	596,047
Insurance — 4.9%
Arthur J Gallagher & Co.	2,339	381,275
Chubb Ltd.	2,899	569,882
Hartford Financial Services Group, Inc. (The)	5,417	354,453
Marsh & McLennan Cos., Inc.	1,121	174,000
MetLife, Inc.	6,768	424,964
Progressive Corp. (The)	3,094	359,777
		2,264,351
IT Services — 1.6%
Accenture plc, Class A	753	209,215
Fidelity National Information Services, Inc.	1,380	126,474
International Business Machines Corp.	2,980	420,733
		756,422
Machinery — 3.4%
Deere & Co.	1,331	398,570
Dover Corp.	5,049	612,518
Parker-Hannifin Corp.	2,198	540,934
		1,552,022
Media — 2.0%
Comcast Corp., Class A	23,644	927,801
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	39

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — 1.4%
CMS Energy Corp.	5,325	359,400
Dominion Energy, Inc.	590	47,115
Public Service Enterprise Group, Inc.	3,936	249,059
		655,574
Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp.	3,296	477,181
ConocoPhillips	13,239	1,188,971
EOG Resources, Inc.	7,353	812,109
Exxon Mobil Corp.	12,900	1,104,715
Valero Energy Corp.	719	76,424
		3,659,400
Pharmaceuticals — 7.4%
Bristol-Myers Squibb Co.	16,604	1,278,527
Eli Lilly & Co.	1,620	525,178
Johnson & Johnson	5,580	990,610
Merck & Co., Inc.	2,086	190,170
Pfizer, Inc.	7,815	409,727
		3,394,212
Road & Rail — 1.3%
Norfolk Southern Corp.	2,627	597,201
Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices, Inc.	5,959	870,576
NXP Semiconductors NV (China)	2,110	312,268
Texas Instruments, Inc.	4,198	645,044
		1,827,888
Software — 1.2%
Microsoft Corp.	2,090	536,726
Specialty Retail — 3.7%
Advance Auto Parts, Inc.	1,870	323,643
Best Buy Co., Inc.	3,615	235,632
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Home Depot, Inc. (The)	2,171	595,563
TJX Cos., Inc. (The)	10,152	566,995
		1,721,833
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	1,175	160,682
Seagate Technology Holdings plc	3,769	269,256
		429,938
Tobacco — 2.0%
Philip Morris International, Inc.	9,572	945,095
Total Common Stocks (Cost $33,586,660)		45,254,776
Short Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $667,488)	667,379	667,513
Total Investments — 99.9% (Cost $34,254,148)		45,922,289
Other Assets Less Liabilities — 0.1%		49,125
NET ASSETS — 100.0%		45,971,414

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Aerospace & Defense — 1.7%
Boeing Co. (The) *	126	17,164
General Dynamics Corp.	52	11,512
Howmet Aerospace, Inc.	85	2,670
Huntington Ingalls Industries, Inc.	9	1,969
L3Harris Technologies, Inc.	43	10,524
Lockheed Martin Corp.	53	22,987
Northrop Grumman Corp.	33	15,786
Raytheon Technologies Corp.	336	32,267
Textron, Inc.	49	2,965
TransDigm Group, Inc. *	12	6,282
		124,126
Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	28	2,912
Expeditors International of Washington, Inc.	38	3,691
FedEx Corp.	54	12,203
United Parcel Service, Inc., Class B	166	30,264
		49,070
Airlines — 0.2%
Alaska Air Group, Inc. *	28	1,140
American Airlines Group, Inc. *	146	1,859
Delta Air Lines, Inc. *	145	4,192
Southwest Airlines Co. *	134	4,835
United Airlines Holdings, Inc. *	74	2,613
		14,639
Auto Components — 0.1%
Aptiv plc *	61	5,447
BorgWarner, Inc.	54	1,805
		7,252
Automobiles — 2.0%
Ford Motor Co.	891	9,922
General Motors Co. *	329	10,453
Tesla, Inc. *	190	127,569
		147,944
Banks — 3.7%
Bank of America Corp.	1,601	49,824
Citigroup, Inc.	438	20,161
Citizens Financial Group, Inc.	111	3,952
Comerica, Inc.	30	2,166
Fifth Third Bancorp	155	5,204
First Republic Bank	41	5,842
Huntington Bancshares, Inc.	325	3,908
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
JPMorgan Chase & Co. (a)	663	74,662
KeyCorp	210	3,627
M&T Bank Corp.	40	6,456
PNC Financial Services Group, Inc. (The)	93	14,730
Regions Financial Corp.	211	3,955
Signature Bank	14	2,546
SVB Financial Group *	13	5,247
Truist Financial Corp.	301	14,255
US Bancorp	305	14,046
Wells Fargo & Co.	856	33,515
Zions Bancorp NA	34	1,739
		265,835
Beverages — 1.9%
Brown-Forman Corp., Class B	41	2,895
Coca-Cola Co. (The)	881	55,407
Constellation Brands, Inc., Class A	37	8,563
Keurig Dr Pepper, Inc.	167	5,893
Molson Coors Beverage Co., Class B	42	2,317
Monster Beverage Corp. *	85	7,870
PepsiCo, Inc.	312	52,019
		134,964
Biotechnology — 2.2%
AbbVie, Inc.	399	61,097
Amgen, Inc.	121	29,340
Biogen, Inc. *	33	6,742
Gilead Sciences, Inc.	283	17,502
Incyte Corp. *	42	3,229
Moderna, Inc. *	78	11,159
Regeneron Pharmaceuticals, Inc. *	24	14,415
Vertex Pharmaceuticals, Inc. *	58	16,269
		159,753
Building Products — 0.4%
Allegion plc	20	1,941
AO Smith Corp.	29	1,605
Carrier Global Corp.	191	6,828
Fortune Brands Home & Security, Inc.	30	1,768
Johnson Controls International plc	157	7,519
Masco Corp.	53	2,695
Trane Technologies plc	53	6,856
		29,212
Capital Markets — 2.9%
Ameriprise Financial, Inc.	25	5,897
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	41

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
Bank of New York Mellon Corp. (The)	168	6,998
BlackRock, Inc.	32	19,580
Cboe Global Markets, Inc.	24	2,713
Charles Schwab Corp. (The)	340	21,510
CME Group, Inc.	81	16,608
FactSet Research Systems, Inc.	9	3,290
Franklin Resources, Inc.	63	1,473
Goldman Sachs Group, Inc. (The)	78	23,028
Intercontinental Exchange, Inc.	126	11,851
Invesco Ltd.	76	1,226
MarketAxess Holdings, Inc.	9	2,181
Moody's Corp.	36	9,855
Morgan Stanley	316	24,028
MSCI, Inc.	18	7,548
Nasdaq, Inc.	26	3,969
Northern Trust Corp.	47	4,539
Raymond James Financial, Inc.	44	3,924
S&P Global, Inc.	78	26,410
State Street Corp.	83	5,109
T. Rowe Price Group, Inc.	51	5,829
		207,566
Chemicals — 1.8%
Air Products and Chemicals, Inc.	50	12,039
Albemarle Corp.	27	5,525
Celanese Corp.	25	2,876
CF Industries Holdings, Inc.	47	4,037
Corteva, Inc.	163	8,845
Dow, Inc.	164	8,483
DuPont de Nemours, Inc.	115	6,380
Eastman Chemical Co.	29	2,612
Ecolab, Inc.	56	8,626
FMC Corp.	28	3,042
International Flavors & Fragrances, Inc.	58	6,853
Linde plc (United Kingdom)	114	32,667
LyondellBasell Industries NV, Class A	58	5,110
Mosaic Co. (The)	82	3,859
PPG Industries, Inc.	53	6,096
Sherwin-Williams Co. (The)	54	12,096
		129,146
Commercial Services & Supplies — 0.5%
Cintas Corp.	20	7,334
Copart, Inc. *	48	5,243
Republic Services, Inc.	47	6,159
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Rollins, Inc.	51	1,786
Waste Management, Inc.	86	13,192
		33,714
Communications Equipment — 0.8%
Arista Networks, Inc. *	51	4,762
Cisco Systems, Inc.	938	39,986
F5, Inc. *	13	2,089
Juniper Networks, Inc.	73	2,079
Motorola Solutions, Inc.	38	7,916
		56,832
Construction & Engineering — 0.1%
Quanta Services, Inc.	32	4,066
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	14	4,213
Vulcan Materials Co.	30	4,263
		8,476
Consumer Finance — 0.5%
American Express Co.	138	19,087
Capital One Financial Corp.	89	9,245
Discover Financial Services	63	5,999
Synchrony Financial	113	3,127
		37,458
Containers & Packaging — 0.3%
Amcor plc	339	4,217
Avery Dennison Corp.	18	2,986
Ball Corp.	72	4,965
International Paper Co.	84	3,500
Packaging Corp. of America	21	2,908
Sealed Air Corp.	33	1,903
Westrock Co.	58	2,292
		22,771
Distributors — 0.1%
Genuine Parts Co.	32	4,251
LKQ Corp.	59	2,884
Pool Corp.	9	3,177
		10,312
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	408	111,503
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	1,616	33,873
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — continued
Lumen Technologies, Inc.	210	2,290
Verizon Communications, Inc.	948	48,112
		84,275
Electric Utilities — 1.9%
Alliant Energy Corp.	57	3,319
American Electric Power Co., Inc.	116	11,122
Constellation Energy Corp.	74	4,223
Duke Energy Corp.	174	18,633
Edison International	86	5,442
Entergy Corp.	46	5,171
Evergy, Inc.	52	3,380
Eversource Energy	78	6,576
Exelon Corp.	221	10,028
FirstEnergy Corp.	129	4,948
NextEra Energy, Inc.	443	34,351
NRG Energy, Inc.	53	2,045
Pinnacle West Capital Corp.	25	1,865
PPL Corp.	166	4,507
Southern Co. (The)	240	17,104
Xcel Energy, Inc.	123	8,700
		141,414
Electrical Equipment — 0.5%
AMETEK, Inc.	52	5,728
Eaton Corp. plc	90	11,348
Emerson Electric Co.	134	10,666
Generac Holdings, Inc. *	15	3,034
Rockwell Automation, Inc.	26	5,231
		36,007
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	135	8,678
CDW Corp.	30	4,806
Corning, Inc.	172	5,407
Keysight Technologies, Inc. *	41	5,663
TE Connectivity Ltd. (Switzerland)	73	8,229
Teledyne Technologies, Inc. *	11	3,966
Trimble, Inc. *	56	3,288
Zebra Technologies Corp., Class A *	12	3,485
		43,522
Energy Equipment & Services — 0.3%
Baker Hughes Co.	211	6,096
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — continued
Halliburton Co.	204	6,385
Schlumberger NV	319	11,410
		23,891
Entertainment — 1.3%
Activision Blizzard, Inc.	177	13,742
Electronic Arts, Inc.	63	7,723
Live Nation Entertainment, Inc. *	31	2,553
Netflix, Inc. *	100	17,538
Take-Two Interactive Software, Inc. *	36	4,373
Walt Disney Co. (The) *	411	38,816
Warner Bros Discovery, Inc. *	499	6,690
		91,435
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc. *	34	4,863
American Tower Corp.	105	26,812
AvalonBay Communities, Inc.	32	6,131
Boston Properties, Inc.	32	2,864
Camden Property Trust	24	3,234
Crown Castle International Corp.	98	16,460
Digital Realty Trust, Inc.	64	8,343
Duke Realty Corp.	87	4,769
Equinix, Inc.	21	13,500
Equity Residential	77	5,579
Essex Property Trust, Inc.	15	3,857
Extra Space Storage, Inc.	30	5,157
Federal Realty OP LP	16	1,545
Healthpeak Properties, Inc.	122	3,156
Host Hotels & Resorts, Inc.	161	2,530
Iron Mountain, Inc.	66	3,194
Kimco Realty Corp.	140	2,758
Mid-America Apartment Communities, Inc.	26	4,551
Prologis, Inc.	167	19,660
Public Storage	34	10,779
Realty Income Corp.	136	9,270
Regency Centers Corp.	35	2,077
SBA Communications Corp.	24	7,790
Simon Property Group, Inc.	74	7,035
UDR, Inc.	68	3,111
Ventas, Inc.	90	4,640
VICI Properties, Inc. (b)	217	6,476
Vornado Realty Trust	36	1,027
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	43

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	102	8,439
Weyerhaeuser Co.	168	5,566
		205,173
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	100	47,954
Kroger Co. (The)	148	7,009
Sysco Corp.	115	9,743
Walgreens Boots Alliance, Inc.	162	6,134
Walmart, Inc.	317	38,531
		109,371
Food Products — 1.1%
Archer-Daniels-Midland Co.	127	9,857
Campbell Soup Co.	46	2,193
Conagra Brands, Inc.	108	3,709
General Mills, Inc.	136	10,257
Hershey Co. (The)	33	7,091
Hormel Foods Corp. (b)	64	3,030
JM Smucker Co. (The)	24	3,134
Kellogg Co.	57	4,081
Kraft Heinz Co. (The)	160	6,112
Lamb Weston Holdings, Inc.	33	2,330
McCormick & Co., Inc. (Non-Voting)	57	4,702
Mondelez International, Inc., Class A	312	19,397
Tyson Foods, Inc., Class A	66	5,664
		81,557
Gas Utilities — 0.0% ^
Atmos Energy Corp.	31	3,518
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	395	42,945
ABIOMED, Inc. *	10	2,546
Align Technology, Inc. *	16	3,915
Baxter International, Inc.	114	7,301
Becton Dickinson and Co.	64	15,864
Boston Scientific Corp. *	323	12,027
Cooper Cos., Inc. (The)	11	3,485
Dentsply Sirona, Inc.	49	1,738
Dexcom, Inc. *	89	6,604
Edwards Lifesciences Corp. *	140	13,346
Hologic, Inc. *	56	3,901
IDEXX Laboratories, Inc. *	19	6,651
Intuitive Surgical, Inc. *	81	16,264
Medtronic plc	303	27,180
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
ResMed, Inc.	33	6,923
STERIS plc	23	4,660
Stryker Corp.	76	15,114
Teleflex, Inc.	11	2,603
Zimmer Biomet Holdings, Inc.	47	4,970
		198,037
Health Care Providers & Services — 3.5%
AmerisourceBergen Corp.	34	4,817
Cardinal Health, Inc.	62	3,214
Centene Corp. *	132	11,171
Cigna Corp.	72	18,874
CVS Health Corp.	296	27,429
DaVita, Inc. *	14	1,093
Elevance Health, Inc.	54	26,263
HCA Healthcare, Inc.	51	8,632
Henry Schein, Inc. *	31	2,391
Humana, Inc.	29	13,366
Laboratory Corp. of America Holdings	21	4,904
McKesson Corp.	33	10,705
Molina Healthcare, Inc. *	13	3,705
Quest Diagnostics, Inc.	26	3,523
UnitedHealth Group, Inc.	212	108,779
Universal Health Services, Inc., Class B	15	1,526
		250,392
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc. *	9	16,038
Caesars Entertainment, Inc. *	48	1,853
Carnival Corp. * (b)	183	1,585
Chipotle Mexican Grill, Inc. *	6	8,251
Darden Restaurants, Inc.	28	3,185
Domino's Pizza, Inc.	8	3,171
Expedia Group, Inc. *	34	3,245
Hilton Worldwide Holdings, Inc.	63	7,002
Las Vegas Sands Corp. *	78	2,607
Marriott International, Inc., Class A	62	8,441
McDonald's Corp.	167	41,216
MGM Resorts International	80	2,311
Norwegian Cruise Line Holdings Ltd. * (b)	95	1,052
Penn National Gaming, Inc. *	37	1,123
Royal Caribbean Cruises Ltd. *	51	1,768
Starbucks Corp.	259	19,778
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Wynn Resorts Ltd. *	24	1,357
Yum! Brands, Inc.	64	7,307
		131,290
Household Durables — 0.3%
DR Horton, Inc.	72	4,786
Garmin Ltd.	34	3,384
Lennar Corp., Class A	58	4,120
Mohawk Industries, Inc. *	12	1,441
Newell Brands, Inc.	83	1,582
NVR, Inc. *	1	2,795
PulteGroup, Inc.	54	2,126
Whirlpool Corp. (b)	13	1,965
		22,199
Household Products — 1.5%
Church & Dwight Co., Inc.	55	5,078
Clorox Co. (The)	28	3,917
Colgate-Palmolive Co.	189	15,159
Kimberly-Clark Corp.	76	10,279
Procter & Gamble Co. (The)	541	77,880
		112,313
Independent Power and Renewable Electricity Producers — 0.0% ^
AES Corp. (The)	151	3,168
Industrial Conglomerates — 0.8%
3M Co.	128	16,624
General Electric Co.	249	15,820
Honeywell International, Inc.	154	26,709
		59,153
Insurance — 2.2%
Aflac, Inc.	134	7,402
Allstate Corp. (The)	62	7,867
American International Group, Inc.	179	9,144
Aon plc, Class A	48	12,930
Arthur J Gallagher & Co.	47	7,732
Assurant, Inc.	12	2,110
Brown & Brown, Inc.	53	3,085
Chubb Ltd.	96	18,803
Cincinnati Financial Corp.	34	4,005
Everest Re Group Ltd.	9	2,495
Globe Life, Inc.	20	1,996
Hartford Financial Services Group, Inc. (The)	74	4,857
Lincoln National Corp.	37	1,706
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Loews Corp.	44	2,601
Marsh & McLennan Cos., Inc.	113	17,590
MetLife, Inc.	156	9,798
Principal Financial Group, Inc.	53	3,543
Progressive Corp. (The)	132	15,351
Prudential Financial, Inc.	85	8,100
Travelers Cos., Inc. (The)	54	9,162
Willis Towers Watson plc	25	4,968
WR Berkley Corp.	47	3,228
		158,473
Interactive Media & Services — 5.2%
Alphabet, Inc., Class A *	68	147,961
Alphabet, Inc., Class C *	62	136,175
Match Group, Inc. *	65	4,493
Meta Platforms, Inc., Class A *	518	83,486
Twitter, Inc. *	172	6,438
		378,553
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc. *	1,975	209,789
eBay, Inc.	126	5,266
Etsy, Inc. *	29	2,101
		217,156
IT Services — 4.3%
Accenture plc, Class A	143	39,700
Akamai Technologies, Inc. *	36	3,305
Automatic Data Processing, Inc.	94	19,807
Broadridge Financial Solutions, Inc.	26	3,772
Cognizant Technology Solutions Corp., Class A	118	7,940
DXC Technology Co. *	55	1,673
EPAM Systems, Inc. *	13	3,803
Fidelity National Information Services, Inc.	138	12,639
Fiserv, Inc. *	131	11,684
FleetCor Technologies, Inc. *	17	3,668
Gartner, Inc. *	18	4,397
Global Payments, Inc.	64	7,032
International Business Machines Corp.	203	28,667
Jack Henry & Associates, Inc.	16	2,961
Mastercard, Inc., Class A	194	61,160
Paychex, Inc.	73	8,259
PayPal Holdings, Inc. *	261	18,257
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	45

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
VeriSign, Inc. *	22	3,600
Visa, Inc., Class A	372	73,146
		315,470
Leisure Products — 0.0% ^
Hasbro, Inc.	30	2,423
Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	68	8,046
Bio-Rad Laboratories, Inc., Class A *	5	2,419
Bio-Techne Corp.	9	3,070
Charles River Laboratories International, Inc. *	11	2,454
Danaher Corp.	146	37,033
Illumina, Inc. *	35	6,538
IQVIA Holdings, Inc. *	43	9,272
Mettler-Toledo International, Inc. *	5	5,882
PerkinElmer, Inc.	29	4,050
Thermo Fisher Scientific, Inc.	88	48,009
Waters Corp. *	14	4,501
West Pharmaceutical Services, Inc.	17	5,056
		136,330
Machinery — 1.5%
Caterpillar, Inc.	120	21,524
Cummins, Inc.	32	6,164
Deere & Co.	63	18,873
Dover Corp.	33	3,948
Fortive Corp.	81	4,400
IDEX Corp.	17	3,116
Illinois Tool Works, Inc.	64	11,660
Ingersoll Rand, Inc.	92	3,856
Nordson Corp.	12	2,463
Otis Worldwide Corp.	95	6,745
PACCAR, Inc.	79	6,463
Parker-Hannifin Corp.	29	7,130
Pentair plc	37	1,709
Snap-on, Inc.	12	2,374
Stanley Black & Decker, Inc.	34	3,574
Westinghouse Air Brake Technologies Corp.	41	3,384
Xylem, Inc.	41	3,178
		110,561
Media — 0.9%
Charter Communications, Inc., Class A *	26	12,250
Comcast Corp., Class A	1,009	39,601
DISH Network Corp., Class A *	57	1,015
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Fox Corp., Class A	70	2,263
Fox Corp., Class B	33	969
Interpublic Group of Cos., Inc. (The)	89	2,446
News Corp., Class A	88	1,366
News Corp., Class B	27	432
Omnicom Group, Inc.	46	2,954
Paramount Global, Class B	137	3,390
		66,686
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	327	9,573
Newmont Corp.	179	10,690
Nucor Corp.	60	6,271
		26,534
Multiline Retail — 0.5%
Dollar General Corp.	52	12,676
Dollar Tree, Inc. *	51	7,920
Target Corp.	104	14,742
		35,338
Multi-Utilities — 1.0%
Ameren Corp.	58	5,267
CenterPoint Energy, Inc.	142	4,203
CMS Energy Corp.	65	4,421
Consolidated Edison, Inc.	80	7,606
Dominion Energy, Inc.	183	14,616
DTE Energy Co.	44	5,543
NiSource, Inc.	92	2,702
Public Service Enterprise Group, Inc.	113	7,132
Sempra Energy	71	10,662
WEC Energy Group, Inc.	71	7,166
		69,318
Oil, Gas & Consumable Fuels — 4.0%
APA Corp.	76	2,665
Chevron Corp.	443	64,216
ConocoPhillips	292	26,223
Coterra Energy, Inc.	182	4,691
Devon Energy Corp.	139	7,636
Diamondback Energy, Inc.	38	4,563
EOG Resources, Inc.	132	14,602
Exxon Mobil Corp.	951	81,439
Hess Corp.	62	6,625
Kinder Morgan, Inc.	440	7,378
Marathon Oil Corp.	160	3,591
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Marathon Petroleum Corp.	122	10,040
Occidental Petroleum Corp.	201	11,834
ONEOK, Inc.	101	5,596
Phillips 66	109	8,904
Pioneer Natural Resources Co.	51	11,332
Valero Energy Corp.	92	9,791
Williams Cos., Inc. (The)	275	8,581
		289,707
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	52	13,326
Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	481	37,007
Catalent, Inc. *	40	4,340
Eli Lilly & Co.	178	57,722
Johnson & Johnson	594	105,444
Merck & Co., Inc.	571	52,045
Organon & Co.	57	1,932
Pfizer, Inc.	1,267	66,408
Viatris, Inc.	274	2,865
Zoetis, Inc.	106	18,262
		346,025
Professional Services — 0.3%
Equifax, Inc.	27	5,048
Jacobs Engineering Group, Inc.	29	3,691
Leidos Holdings, Inc.	31	3,107
Nielsen Holdings plc	81	1,885
Robert Half International, Inc.	25	1,868
Verisk Analytics, Inc.	36	6,170
		21,769
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	74	5,431
Road & Rail — 0.9%
CSX Corp.	491	14,263
JB Hunt Transport Services, Inc.	19	2,980
Norfolk Southern Corp.	54	12,229
Old Dominion Freight Line, Inc.	20	5,312
Union Pacific Corp.	142	30,237
		65,021
Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices, Inc. *	366	27,974
Analog Devices, Inc.	118	17,258
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	199	18,143
Broadcom, Inc.	92	44,775
Enphase Energy, Inc. *	31	5,951
Intel Corp.	923	34,531
KLA Corp.	34	10,749
Lam Research Corp.	31	13,344
Microchip Technology, Inc.	126	7,290
Micron Technology, Inc.	252	13,935
Monolithic Power Systems, Inc.	10	3,801
NVIDIA Corp.	565	85,688
NXP Semiconductors NV (China)	59	8,774
ON Semiconductor Corp. *	98	4,935
Qorvo, Inc. *	25	2,309
QUALCOMM, Inc.	253	32,297
Skyworks Solutions, Inc.	36	3,365
SolarEdge Technologies, Inc. *	13	3,422
Teradyne, Inc.	36	3,238
Texas Instruments, Inc.	208	31,984
		373,763
Software — 8.9%
Adobe, Inc. *	107	39,045
ANSYS, Inc. *	20	4,699
Autodesk, Inc. *	49	8,444
Cadence Design Systems, Inc. *	62	9,339
Ceridian HCM Holding, Inc. *	31	1,460
Citrix Systems, Inc.	28	2,736
Fortinet, Inc. *	151	8,509
Intuit, Inc.	64	24,607
Microsoft Corp.	1,688	433,613
NortonLifeLock, Inc.	131	2,885
Oracle Corp.	355	24,829
Paycom Software, Inc. *	11	3,045
PTC, Inc. *	24	2,527
Roper Technologies, Inc.	24	9,436
Salesforce, Inc. *	224	37,015
ServiceNow, Inc. *	45	21,518
Synopsys, Inc. *	35	10,496
Tyler Technologies, Inc. *	9	3,113
		647,316
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	14	2,387
AutoZone, Inc. *	5	9,630
Bath & Body Works, Inc.	54	1,449
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	47

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	46	2,980
CarMax, Inc. *	36	3,279
Home Depot, Inc. (The)	233	63,980
Lowe's Cos., Inc.	149	26,068
O'Reilly Automotive, Inc. *	15	9,373
Ross Stores, Inc.	79	5,571
TJX Cos., Inc. (The)	265	14,807
Tractor Supply Co.	25	4,896
Ulta Beauty, Inc. *	12	4,545
		148,965
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.	3,471	474,552
Hewlett Packard Enterprise Co.	293	3,892
HP, Inc.	238	7,795
NetApp, Inc.	50	3,277
Seagate Technology Holdings plc	45	3,188
Western Digital Corp. *	71	3,169
		495,873
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	286	29,271
PVH Corp.	15	867
Ralph Lauren Corp.	11	937
Tapestry, Inc.	57	1,735
VF Corp.	73	3,219
		36,029
Tobacco — 0.7%
Altria Group, Inc.	409	17,072
Philip Morris International, Inc.	350	34,552
		51,624
Trading Companies & Distributors — 0.2%
Fastenal Co.	130	6,487
United Rentals, Inc. *	16	3,927
WW Grainger, Inc.	10	4,403
		14,817
Water Utilities — 0.1%
American Water Works Co., Inc.	41	6,104
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	133	17,894
Total Common Stocks (Cost $4,212,051)		7,201,860
Short Term Investments — 0.7%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (c) (d) (Cost $45,597)	45,597	45,597
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (c) (d)	4,405	4,403
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (c) (d)	1,597	1,597
Total Investment of Cash Collateral from Securities Loaned (Cost $6,000)		6,000
Total Short Term Investments (Cost $51,597)		51,597
Total Investments — 99.9% (Cost $4,263,648)		7,253,457
Other Assets Less Liabilities — 0.1%		4,327
NET ASSETS — 100.0%		7,257,784

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,442.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Equity Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	287	09/16/2022	USD	54,473	(461)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	49

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.5%
Aerospace & Defense — 1.4%
General Dynamics Corp.	89	19,709
Northrop Grumman Corp.	25	11,810
Raytheon Technologies Corp.	132	12,651
Textron, Inc.	81	4,968
		49,138
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	264	48,191
Banks — 1.1%
US Bancorp	619	28,488
Wells Fargo & Co.	248	9,716
		38,204
Beverages — 3.5%
Coca-Cola Co. (The)	891	56,063
Constellation Brands, Inc., Class A	86	19,946
PepsiCo, Inc.	305	50,889
		126,898
Biotechnology — 3.3%
AbbVie, Inc.	386	59,182
Regeneron Pharmaceuticals, Inc. *	37	22,040
Vertex Pharmaceuticals, Inc. *	138	38,827
		120,049
Building Products — 1.0%
Trane Technologies plc	278	36,063
Capital Markets — 1.4%
Intercontinental Exchange, Inc.	176	16,506
S&P Global, Inc.	96	32,499
		49,005
Chemicals — 2.6%
Air Products and Chemicals, Inc.	117	27,986
Ecolab, Inc.	47	7,210
Linde plc (United Kingdom)	153	44,074
PPG Industries, Inc.	136	15,580
		94,850
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	20	6,057
Consumer Finance — 0.3%
American Express Co.	73	10,137
Containers & Packaging — 0.6%
Avery Dennison Corp.	129	20,870
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	129	35,156
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	741	37,611
Electric Utilities — 4.9%
Alliant Energy Corp.	546	32,031
Duke Energy Corp.	118	12,603
Evergy, Inc.	228	14,882
Exelon Corp.	1,045	47,380
FirstEnergy Corp.	400	15,342
NextEra Energy, Inc.	486	37,646
Xcel Energy, Inc.	241	17,044
		176,928
Electrical Equipment — 1.2%
Eaton Corp. plc	333	41,983
Electronic Equipment, Instruments & Components — 0.5%
Keysight Technologies, Inc. *	142	19,640
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	103	13,815
Mid-America Apartment Communities, Inc.	57	9,986
Prologis, Inc.	220	25,923
Public Storage	83	25,840
SBA Communications Corp.	17	5,341
Sun Communities, Inc.	112	17,907
		98,812
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	56	26,681
Walmart, Inc.	343	41,693
		68,374
Food Products — 3.1%
Archer-Daniels-Midland Co.	77	5,987
Hershey Co. (The)	259	55,717
Mondelez International, Inc., Class A	786	48,769
		110,473
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp. *	245	9,129
Health Care Providers & Services — 2.6%
Centene Corp. *	180	15,191
Elevance Health, Inc.	41	19,615
UnitedHealth Group, Inc.	112	57,757
		92,563
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — 0.8%
McDonald's Corp.	119	29,417
Household Products — 2.5%
Kimberly-Clark Corp.	302	40,915
Procter & Gamble Co. (The)	333	47,855
		88,770
Insurance — 5.6%
Aon plc, Class A	116	31,204
Arthur J Gallagher & Co.	304	49,553
Hartford Financial Services Group, Inc. (The)	253	16,536
Progressive Corp. (The)	523	60,875
Travelers Cos., Inc. (The)	270	45,735
		203,903
Interactive Media & Services — 1.3%
Alphabet, Inc., Class A *	22	47,371
Internet & Direct Marketing Retail — 0.7%
Amazon.com, Inc. *	256	27,207
IT Services — 6.4%
Accenture plc, Class A	149	41,484
Automatic Data Processing, Inc.	145	30,491
FleetCor Technologies, Inc. *	27	5,786
International Business Machines Corp.	77	10,810
Jack Henry & Associates, Inc.	275	49,436
Mastercard, Inc., Class A	153	48,177
Visa, Inc., Class A	231	45,447
		231,631
Life Sciences Tools & Services — 1.6%
Danaher Corp.	32	7,945
Thermo Fisher Scientific, Inc.	90	49,076
		57,021
Machinery — 2.4%
Deere & Co.	84	25,164
Dover Corp.	323	39,146
Otis Worldwide Corp.	304	21,476
		85,786
Media — 1.7%
Charter Communications, Inc., Class A *	37	17,260
Comcast Corp., Class A	1,133	44,450
		61,710
Multi-Utilities — 3.4%
Ameren Corp.	386	34,902
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
CMS Energy Corp.	36	2,426
Consolidated Edison, Inc.	250	23,743
DTE Energy Co.	177	22,477
Sempra Energy	30	4,569
WEC Energy Group, Inc.	345	34,682
		122,799
Oil, Gas & Consumable Fuels — 2.7%
Chevron Corp.	175	25,337
Exxon Mobil Corp.	510	43,660
TC Energy Corp. (Canada)	534	27,667
		96,664
Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	757	58,307
Eli Lilly & Co.	156	50,582
Johnson & Johnson	268	47,533
Merck & Co., Inc.	286	26,061
		182,483
Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	177	16,009
Leidos Holdings, Inc.	53	5,327
		21,336
Road & Rail — 3.7%
Norfolk Southern Corp.	197	44,819
Old Dominion Freight Line, Inc.	190	48,859
Union Pacific Corp.	188	40,035
		133,713
Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	109	15,925
Texas Instruments, Inc.	288	44,322
		60,247
Software — 1.9%
Intuit, Inc.	50	19,265
Microsoft Corp.	192	49,290
		68,555
Specialty Retail — 2.7%
AutoZone, Inc. *	6	13,514
Lowe's Cos., Inc.	224	39,160
O'Reilly Automotive, Inc. *	73	45,726
		98,400
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	51

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	40	5,480
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	155	15,880
Tobacco — 0.9%
Altria Group, Inc.	327	13,646
Philip Morris International, Inc.	194	19,158
		32,804
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	124	16,703
Total Common Stocks (Cost $3,039,770)		2,978,011
	PRINCIPAL AMOUNT ($000)
Equity-Linked Notes — 14.6%
BNP Paribas, ELN, 76.60%, 7/25/2022, (linked to S&P 500 Index) (a)	11	40,569
BNP Paribas, ELN, 79.00%, 8/5/2022, (linked to S&P 500 Index) (a)	14	55,808
BofA Finance LLC, ELN, 81.02%, 8/1/2022, (linked to S&P 500 Index) (a)	13	50,441
Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada) (a)	16	61,156
Citigroup Global Markets Holdings, Inc., ELN, 79.90%, 7/29/2022, (linked to S&P 500 Index) (a)	13	50,645
Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland) (a)	15	56,831
Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	16	60,411
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GS Finance Corp., ELN, 84.4%, 7/22/2022, (linked to S&P 500 Index) (a)	11	40,720
Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index) (a)	14	56,038
UBS AG, ELN, 78.20%, 8/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	14	55,748
Total Equity-Linked Notes (Cost $539,993)		528,367
	SHARES (000)
Short Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $80,015)	80,001	80,017
Total Investments — 99.3% (Cost $3,659,778)		3,586,395
Other Assets Less Liabilities — 0.7%		24,196
NET ASSETS — 100.0%		3,610,591

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	136	09/16/2022	USD	25,813	144

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	104	49,778
Raytheon Technologies Corp.	1,201	115,441
Textron, Inc.	667	40,746
		205,965
Air Freight & Logistics — 1.4%
FedEx Corp.	245	55,492
United Parcel Service, Inc., Class B	916	167,238
		222,730
Airlines — 0.1%
Southwest Airlines Co. *	668	24,129
Auto Components — 0.2%
Aptiv plc *	138	12,278
Magna International, Inc. (Canada)	447	24,537
		36,815
Automobiles — 1.8%
General Motors Co. *	802	25,465
Rivian Automotive, Inc., Class A *	160	4,114
Tesla, Inc. * (a)	398	268,392
		297,971
Banks — 3.7%
Bank of America Corp. (a)	5,791	180,285
Citigroup, Inc.	484	22,248
Fifth Third Bancorp	1,293	43,448
SVB Financial Group *	50	19,655
Truist Financial Corp.	1,158	54,938
US Bancorp	2,373	109,212
Wells Fargo & Co. (a)	4,485	175,678
		605,464
Beverages — 2.1%
Coca-Cola Co. (The) (a)	3,347	210,577
Constellation Brands, Inc., Class A	282	65,780
PepsiCo, Inc.	415	69,064
		345,421
Biotechnology — 2.9%
AbbVie, Inc. (a)	1,542	236,104
Biogen, Inc. * (a)	158	32,232
BioMarin Pharmaceutical, Inc. *	118	9,787
Neurocrine Biosciences, Inc. *	120	11,678
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	150	88,843
Vertex Pharmaceuticals, Inc. *	341	96,030
		474,674
Building Products — 0.8%
Lennox International, Inc.	17	3,492
Masco Corp.	711	35,994
Trane Technologies plc	700	90,888
		130,374
Capital Markets — 2.1%
Intercontinental Exchange, Inc.	524	49,242
Morgan Stanley	924	70,305
S&P Global, Inc.	331	111,602
State Street Corp.	884	54,493
T. Rowe Price Group, Inc.	523	59,407
		345,049
Chemicals — 1.8%
Air Products and Chemicals, Inc.	115	27,537
Celanese Corp.	113	13,338
DuPont de Nemours, Inc.	484	26,914
Eastman Chemical Co.	562	50,441
Linde plc (United Kingdom)	426	122,382
PPG Industries, Inc.	493	56,413
		297,025
Commercial Services & Supplies — 0.1%
Cintas Corp. (a)	52	19,390
Communications Equipment — 0.1%
Motorola Solutions, Inc.	88	18,408
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	140	41,864
Consumer Finance — 0.8%
American Express Co.	769	106,603
Capital One Financial Corp.	288	30,050
		136,653
Containers & Packaging — 0.2%
Avery Dennison Corp.	167	27,000
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	878	239,558
Voya Financial, Inc.	245	14,596
		254,154
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	53

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc. (a)	705	35,775
Electric Utilities — 1.9%
Evergy, Inc.	329	21,446
Exelon Corp.	2,701	122,409
FirstEnergy Corp.	1,180	45,281
NextEra Energy, Inc. (a)	1,607	124,513
		313,649
Electrical Equipment — 0.6%
Eaton Corp. plc	791	99,612
Energy Equipment & Services — 0.1%
Baker Hughes Co.	583	16,837
Entertainment — 0.5%
Netflix, Inc. * (a)	308	53,910
Walt Disney Co. (The) *	296	27,950
		81,860
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	445	59,835
Duke Realty Corp.	210	11,550
Equinix, Inc.	76	49,815
Equity LifeStyle Properties, Inc.	470	33,089
Host Hotels & Resorts, Inc.	1,419	22,258
Kimco Realty Corp.	1,305	25,802
Prologis, Inc.	914	107,567
SBA Communications Corp.	113	36,166
Sun Communities, Inc.	272	43,339
UDR, Inc.	216	9,928
Ventas, Inc.	1,006	51,719
		451,068
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	288	138,287
Walmart, Inc.	559	67,939
		206,226
Food Products — 0.8%
Hershey Co. (The)	134	28,896
Mondelez International, Inc., Class A (a)	1,539	95,565
		124,461
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	715	77,726
ABIOMED, Inc. *	22	5,478
Baxter International, Inc.	1,108	71,154
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. * (a)	1,739	64,814
Dexcom, Inc. *	186	13,842
Intuitive Surgical, Inc. *	363	72,867
Medtronic plc (a)	458	41,061
Zimmer Biomet Holdings, Inc.	441	46,373
		393,315
Health Care Providers & Services — 3.6%
Centene Corp. *	1,222	103,432
Elevance Health, Inc.	211	101,957
Humana, Inc.	63	29,676
McKesson Corp.	140	45,506
UnitedHealth Group, Inc. (a)	594	304,988
		585,559
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. * (a)	34	59,583
Chipotle Mexican Grill, Inc. *	43	56,450
Expedia Group, Inc. *	294	27,852
Hilton Worldwide Holdings, Inc.	376	41,887
McDonald's Corp. (a)	512	126,501
Royal Caribbean Cruises Ltd. *	108	3,775
Yum! Brands, Inc.	152	17,276
		333,324
Household Durables — 0.5%
DR Horton, Inc.	69	4,574
Lennar Corp., Class A	814	57,452
PulteGroup, Inc.	124	4,898
Toll Brothers, Inc.	391	17,430
		84,354
Household Products — 1.4%
Kimberly-Clark Corp.	445	60,113
Procter & Gamble Co. (The) (a)	1,216	174,858
		234,971
Industrial Conglomerates — 0.3%
Honeywell International, Inc. (a)	298	51,743
Insurance — 2.2%
Aon plc, Class A	174	46,970
Arthur J Gallagher & Co.	150	24,521
Hartford Financial Services Group, Inc. (The)	1,193	78,073
Progressive Corp. (The)	1,167	135,618
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	158	15,135
Travelers Cos., Inc. (The)	387	65,370
		365,687
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	196	425,581
Alphabet, Inc., Class C *	147	321,533
Meta Platforms, Inc., Class A * (a)	1,227	197,896
ZoomInfo Technologies, Inc., Class A *	485	16,128
		961,138
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	4,855	515,620
IT Services — 4.4%
Accenture plc, Class A	545	151,410
Affirm Holdings, Inc. *	412	7,448
Automatic Data Processing, Inc.	216	45,306
FleetCor Technologies, Inc. *	224	47,050
Mastercard, Inc., Class A (a)	725	228,846
Visa, Inc., Class A (a)	1,251	246,271
		726,331
Life Sciences Tools & Services — 2.0%
Danaher Corp.	507	128,601
Thermo Fisher Scientific, Inc. (a)	366	198,654
		327,255
Machinery — 2.1%
Deere & Co.	442	132,410
Dover Corp.	274	33,254
Ingersoll Rand, Inc.	557	23,443
Otis Worldwide Corp.	1,116	78,896
Parker-Hannifin Corp.	278	68,260
Stanley Black & Decker, Inc.	92	9,597
		345,860
Media — 1.4%
Charter Communications, Inc., Class A * (a)	220	103,396
Comcast Corp., Class A (a)	3,169	124,342
Fox Corp., Class A	116	3,723
Interpublic Group of Cos., Inc. (The)	201	5,536
		236,997
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	613	17,947
Nucor Corp.	148	15,421
		33,368
Multiline Retail — 0.1%
Dollar General Corp.	55	13,449
Multi-Utilities — 1.1%
Ameren Corp.	611	55,210
CenterPoint Energy, Inc.	1,706	50,473
Sempra Energy	517	77,618
		183,301
Oil, Gas & Consumable Fuels — 4.1%
Cheniere Energy, Inc.	187	24,916
Chevron Corp. (a)	955	138,292
ConocoPhillips	1,810	162,589
Diamondback Energy, Inc.	772	93,467
EOG Resources, Inc. (a)	856	94,499
Exxon Mobil Corp.	805	68,967
Phillips 66	298	24,399
Pioneer Natural Resources Co. (a)	320	71,409
		678,538
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co. (a)	2,316	178,344
Eli Lilly & Co. (a)	559	181,400
Johnson & Johnson (a)	1,047	185,898
Merck & Co., Inc.	912	83,159
Pfizer, Inc.	1,068	55,971
		684,772
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	274	24,724
Leidos Holdings, Inc.	543	54,705
		79,429
Road & Rail — 1.0%
Lyft, Inc., Class A *	264	3,507
Norfolk Southern Corp. (a)	404	91,844
Uber Technologies, Inc. *	367	7,510
Union Pacific Corp.	293	62,538
		165,399
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. * (a)	1,405	107,452
Analog Devices, Inc.	916	133,802
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	55

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	153	13,887
Lam Research Corp.	249	106,291
Microchip Technology, Inc.	980	56,924
Micron Technology, Inc.	554	30,603
NVIDIA Corp. (a)	1,122	170,171
NXP Semiconductors NV (China)	652	96,479
QUALCOMM, Inc.	351	44,872
Texas Instruments, Inc. (a)	1,093	167,924
		928,405
Software — 8.8%
Adobe, Inc. *	230	84,340
Fortinet, Inc. *	353	19,980
Intuit, Inc. (a)	290	111,878
Microsoft Corp. (a)	4,380	1,124,932
Oracle Corp.	518	36,172
Salesforce, Inc. * (a)	278	45,854
Workday, Inc., Class A *	179	24,919
		1,448,075
Specialty Retail — 2.8%
AutoNation, Inc. *	113	12,629
AutoZone, Inc. * (a)	19	39,550
Best Buy Co., Inc. (a)	738	48,133
Burlington Stores, Inc. *	88	11,975
Home Depot, Inc. (The) (a)	197	54,045
Lowe's Cos., Inc. (a)	871	152,053
O'Reilly Automotive, Inc. *	140	88,499
TJX Cos., Inc. (The) (a)	923	51,566
		458,450
Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc. (a)	7,854	1,073,848
Seagate Technology Holdings plc	998	71,276
		1,145,124
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	826	84,419
INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 0.8%
Altria Group, Inc. (a)	1,392	58,136
Philip Morris International, Inc.	780	76,999
		135,135
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	615	82,770
Total Common Stocks (Cost $12,971,764)		16,095,362
	NO. OF CONTRACTS
Options Purchased — 3.0%
Put Options Purchased — 3.0%
Index Funds — 3.0%
S&P 500 Index
9/30/2022 at USD 3,580.00, European Style
Notional Amount: USD 16,473,974
Counterparty: Exchange-Traded * (Cost $524,372)	43,520	503,744
Total Put Options Purchased (Cost $524,372)		503,744
Total Options Purchased (Cost $524,372)		503,744
Total Investments — 100.6% (Cost $13,496,136)		16,599,106
Liabilities in Excess of Other Assets — (0.6)%		(104,772)
NET ASSETS — 100.0%		16,494,334

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2,520	09/16/2022	USD	478,296	3,514

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	43,520	USD 16,473,974	USD 4,005.00	9/30/2022	(382,976)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	43,520	USD 16,473,974	USD 3,020.00	9/30/2022	(118,592)
Total Written Options Contracts (Premiums Received $508,009)						(501,568)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	57

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Aerospace & Defense — 1.2%
Northrop Grumman Corp.	34	16,320
Raytheon Technologies Corp.	395	37,923
Textron, Inc.	219	13,392
		67,635
Air Freight & Logistics — 1.3%
FedEx Corp.	80	18,213
United Parcel Service, Inc., Class B	301	54,967
		73,180
Airlines — 0.1%
Southwest Airlines Co. *	219	7,927
Auto Components — 0.2%
Aptiv plc *	45	4,031
Magna International, Inc. (Canada)	147	8,060
		12,091
Automobiles — 1.7%
General Motors Co. *	263	8,364
Rivian Automotive, Inc., Class A *	57	1,468
Tesla, Inc. *	131	88,141
		97,973
Banks — 3.6%
Bank of America Corp.	1,914	59,583
Citigroup, Inc.	159	7,306
Fifth Third Bancorp	425	14,274
SVB Financial Group *	16	6,203
Truist Financial Corp.	389	18,466
US Bancorp	780	35,885
Wells Fargo & Co.	1,473	57,705
		199,422
Beverages — 2.0%
Coca-Cola Co. (The)	1,100	69,189
Constellation Brands, Inc., Class A	92	21,563
PepsiCo, Inc.	136	22,683
		113,435
Biotechnology — 2.8%
AbbVie, Inc.	506	77,552
Biogen, Inc. *	52	10,587
BioMarin Pharmaceutical, Inc. *	39	3,214
Neurocrine Biosciences, Inc. *	39	3,847
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	50	29,272
Vertex Pharmaceuticals, Inc. *	112	31,597
		156,069
Building Products — 0.8%
Lennox International, Inc.	5	1,145
Masco Corp.	234	11,827
Trane Technologies plc	230	29,873
		42,845
Capital Markets — 2.0%
Intercontinental Exchange, Inc.	172	16,175
Morgan Stanley	297	22,626
S&P Global, Inc.	109	36,654
State Street Corp.	290	17,900
T. Rowe Price Group, Inc.	172	19,504
		112,859
Chemicals — 1.7%
Air Products and Chemicals, Inc.	38	9,072
Celanese Corp.	37	4,376
DuPont de Nemours, Inc.	159	8,812
Eastman Chemical Co.	184	16,563
Linde plc (United Kingdom)	140	40,279
PPG Industries, Inc.	162	18,531
		97,633
Commercial Services & Supplies — 0.1%
Cintas Corp.	17	6,370
Communications Equipment — 0.1%
Motorola Solutions, Inc.	29	6,032
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	46	13,764
Consumer Finance — 0.8%
American Express Co.	253	34,993
Capital One Financial Corp.	95	9,920
		44,913
Containers & Packaging — 0.2%
Avery Dennison Corp.	55	8,892
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	288	78,691
Voya Financial, Inc.	81	4,786
		83,477
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	217	11,033
Electric Utilities — 1.8%
Evergy, Inc.	104	6,798
Exelon Corp.	890	40,333
FirstEnergy Corp.	388	14,875
NextEra Energy, Inc.	528	40,905
		102,911
Electrical Equipment — 0.6%
Eaton Corp. plc	260	32,714
Energy Equipment & Services — 0.1%
Baker Hughes Co.	192	5,532
Entertainment — 0.5%
Netflix, Inc. *	101	17,720
Walt Disney Co. (The) *	97	9,167
		26,887
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	146	19,655
Duke Realty Corp.	69	3,796
Equinix, Inc.	25	16,428
Equity LifeStyle Properties, Inc.	154	10,863
Host Hotels & Resorts, Inc.	467	7,316
Kimco Realty Corp.	428	8,467
Prologis, Inc.	301	35,338
SBA Communications Corp.	37	11,892
Sun Communities, Inc.	89	14,236
UDR, Inc.	71	3,263
Ventas, Inc.	330	16,989
		148,243
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	95	45,458
Walmart, Inc.	183	22,304
		67,762
Food Products — 0.7%
Hershey Co. (The)	44	9,487
Mondelez International, Inc., Class A	506	31,398
		40,885
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	236	25,568
ABIOMED, Inc. *	7	1,795
Baxter International, Inc.	364	23,378
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	571	21,286
Dexcom, Inc. *	61	4,539
Intuitive Surgical, Inc. *	119	23,944
Medtronic plc	150	13,468
Zimmer Biomet Holdings, Inc.	139	14,557
		128,535
Health Care Providers & Services — 3.4%
Centene Corp. *	402	34,026
Elevance Health, Inc.	69	33,310
Humana, Inc.	21	9,754
McKesson Corp.	46	14,995
UnitedHealth Group, Inc. (a)	195	100,195
		192,280
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	11	19,641
Chipotle Mexican Grill, Inc. *	14	18,483
Expedia Group, Inc. *	97	9,152
Hilton Worldwide Holdings, Inc.	123	13,749
McDonald's Corp.	168	41,440
Royal Caribbean Cruises Ltd. *	36	1,246
Yum! Brands, Inc.	50	5,674
		109,385
Household Durables — 0.5%
DR Horton, Inc.	23	1,498
Lennar Corp., Class A	267	18,879
PulteGroup, Inc.	41	1,611
Toll Brothers, Inc.	128	5,725
		27,713
Household Products — 1.4%
Kimberly-Clark Corp.	146	19,753
Procter & Gamble Co. (The)	400	57,472
		77,225
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	98	17,009
Insurance — 2.1%
Aon plc, Class A	57	15,216
Arthur J Gallagher & Co.	49	8,041
Hartford Financial Services Group, Inc. (The)	392	25,649
Progressive Corp. (The)	383	44,558
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	59

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	52	4,963
Travelers Cos., Inc. (The)	127	21,461
		119,888
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A *	64	139,922
Alphabet, Inc., Class C *	48	105,789
Meta Platforms, Inc., Class A * (a)	403	65,042
ZoomInfo Technologies, Inc., Class A *	160	5,299
		316,052
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc. *	1,597	169,626
IT Services — 4.2%
Accenture plc, Class A	179	49,716
Affirm Holdings, Inc. *	135	2,445
Automatic Data Processing, Inc.	71	14,902
FleetCor Technologies, Inc. *	74	15,446
Mastercard, Inc., Class A	238	75,184
Visa, Inc., Class A (a)	411	80,803
		238,496
Life Sciences Tools & Services — 1.9%
Danaher Corp.	167	42,263
Thermo Fisher Scientific, Inc.	120	65,202
		107,465
Machinery — 2.0%
Deere & Co.	145	43,484
Dover Corp.	93	11,278
Ingersoll Rand, Inc.	183	7,696
Otis Worldwide Corp.	367	25,958
Parker-Hannifin Corp.	91	22,397
Stanley Black & Decker, Inc.	30	3,153
		113,966
Media — 1.4%
Charter Communications, Inc., Class A *	73	33,953
Comcast Corp., Class A	1,040	40,822
Fox Corp., Class A	38	1,229
Interpublic Group of Cos., Inc. (The)	66	1,819
		77,823
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	201	5,896
Nucor Corp.	49	5,074
		10,970
Multiline Retail — 0.1%
Dollar General Corp.	18	4,439
Multi-Utilities — 1.1%
Ameren Corp.	203	18,313
CenterPoint Energy, Inc.	562	16,620
Sempra Energy	169	25,460
		60,393
Oil, Gas & Consumable Fuels — 4.0%
Cheniere Energy, Inc.	62	8,185
Chevron Corp.	314	45,446
ConocoPhillips	595	53,416
Diamondback Energy, Inc.	254	30,713
EOG Resources, Inc.	281	31,050
Exxon Mobil Corp.	264	22,641
Phillips 66	95	7,812
Pioneer Natural Resources Co.	105	23,464
		222,727
Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co. (a)	761	58,595
Eli Lilly & Co.	183	59,438
Johnson & Johnson	344	61,045
Merck & Co., Inc.	299	27,259
Pfizer, Inc.	351	18,385
		224,722
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	90	8,140
Leidos Holdings, Inc.	179	17,974
		26,114
Road & Rail — 1.0%
Lyft, Inc., Class A *	93	1,231
Norfolk Southern Corp.	133	30,173
Uber Technologies, Inc. *	116	2,377
Union Pacific Corp.	96	20,541
		54,322
Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices, Inc. *	461	35,276
Analog Devices, Inc.	301	43,926
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	49	4,461
Lam Research Corp.	82	34,949
Microchip Technology, Inc.	322	18,679
Micron Technology, Inc.	182	10,055
NVIDIA Corp.	368	55,873
NXP Semiconductors NV (China)	214	31,667
QUALCOMM, Inc.	116	14,772
Texas Instruments, Inc.	359	55,209
		304,867
Software — 8.5%
Adobe, Inc. *	76	27,698
Fortinet, Inc. *	115	6,524
Intuit, Inc.	96	36,863
Microsoft Corp. (a)	1,439	369,551
Oracle Corp.	170	11,890
Salesforce, Inc. *	91	15,078
Workday, Inc., Class A *	59	8,163
		475,767
Specialty Retail — 2.7%
AutoNation, Inc. *	37	4,147
AutoZone, Inc. *	6	13,138
Best Buy Co., Inc.	243	15,810
Burlington Stores, Inc. *	29	3,931
Home Depot, Inc. (The)	65	17,742
Lowe's Cos., Inc. (a)	286	49,958
O'Reilly Automotive, Inc. *	46	29,275
TJX Cos., Inc. (The)	303	16,950
		150,951
Technology Hardware, Storage & Peripherals — 6.7%
Apple, Inc. (a)	2,582	352,957
Seagate Technology Holdings plc	327	23,404
		376,361
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	271	27,730
Tobacco — 0.8%
Altria Group, Inc.	457	19,099
Philip Morris International, Inc.	256	25,272
		44,371
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	202	27,192
Total Common Stocks (Cost $5,921,651)		5,286,873
	NO. OF CONTRACTS
Options Purchased — 4.4%
Put Options Purchased — 4.4%
Index Funds — 4.4%
S&P 500 Index
7/29/2022 at USD 3,910.00, European Style
Notional Amount: USD 5,357,070
Counterparty: Exchange-Traded * (Cost $195,758)	14,152	250,491
Total Put Options Purchased (Cost $195,758)		250,491
Total Options Purchased (Cost $195,758)		250,491
	SHARES (000)
Short Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $212,012)	212,012	212,012
Total Investments — 102.2% (Cost $6,329,421)		5,749,376
Liabilities in Excess of Other Assets — (2.2)%		(125,909)
NET ASSETS — 100.0%		5,623,467

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	61

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	376	09/16/2022	USD	71,365	(100)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	14,152	USD 5,357,070	USD 4,360.00	7/29/2022	(1,557)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	14,152	USD 5,357,070	USD 3,290.00	7/29/2022	(15,142)
Total Written Options Contracts (Premiums Received $191,908)						(16,699)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 92.2%
Aerospace & Defense — 1.2%
Northrop Grumman Corp.	17	8,152
Raytheon Technologies Corp.	196	18,868
Textron, Inc.	109	6,656
		33,676
Air Freight & Logistics — 1.3%
FedEx Corp.	40	9,063
United Parcel Service, Inc., Class B	150	27,343
		36,406
Airlines — 0.1%
Southwest Airlines Co. *	109	3,944
Auto Components — 0.2%
Aptiv plc *	23	2,005
Magna International, Inc. (Canada)	73	4,011
		6,016
Automobiles — 1.7%
General Motors Co. *	131	4,162
Rivian Automotive, Inc., Class A *	25	629
Tesla, Inc. * (a)	65	43,881
		48,672
Banks — 3.5%
Bank of America Corp.	946	29,452
Citigroup, Inc.	79	3,620
Fifth Third Bancorp	211	7,100
SVB Financial Group *	8	3,219
Truist Financial Corp.	194	9,187
US Bancorp	388	17,854
Wells Fargo & Co.	732	28,670
		99,102
Beverages — 2.0%
Coca-Cola Co. (The) (a)	547	34,428
Constellation Brands, Inc., Class A	46	10,729
PepsiCo, Inc.	68	11,259
		56,416
Biotechnology — 2.7%
AbbVie, Inc.	251	38,529
Biogen, Inc. *	26	5,265
BioMarin Pharmaceutical, Inc. *	19	1,599
Neurocrine Biosciences, Inc. *	20	1,919
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	25	14,573
Vertex Pharmaceuticals, Inc. *	56	15,730
		77,615
Building Products — 0.7%
Lennox International, Inc.	3	570
Masco Corp.	116	5,879
Trane Technologies plc	114	14,858
		21,307
Capital Markets — 2.0%
Intercontinental Exchange, Inc.	86	8,048
Morgan Stanley	148	11,278
S&P Global, Inc.	54	18,237
State Street Corp.	139	8,550
T. Rowe Price Group, Inc.	85	9,709
		55,822
Chemicals — 1.7%
Air Products and Chemicals, Inc.	19	4,502
Celanese Corp.	18	2,179
DuPont de Nemours, Inc.	79	4,396
Eastman Chemical Co.	92	8,248
Linde plc (United Kingdom)	69	20,020
PPG Industries, Inc.	81	9,223
		48,568
Commercial Services & Supplies — 0.1%
Cintas Corp.	8	3,173
Communications Equipment — 0.1%
Motorola Solutions, Inc.	14	3,006
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	23	6,845
Consumer Finance — 0.8%
American Express Co.	126	17,400
Capital One Financial Corp.	47	4,900
		22,300
Containers & Packaging — 0.1%
Avery Dennison Corp.	27	4,420
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	143	39,162
Voya Financial, Inc.	40	2,381
		41,543
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	63

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	115	5,848
Electric Utilities — 1.8%
Evergy, Inc.	54	3,504
Exelon Corp.	442	20,049
FirstEnergy Corp.	192	7,372
NextEra Energy, Inc.	263	20,375
		51,300
Electrical Equipment — 0.6%
Eaton Corp. plc	129	16,277
Energy Equipment & Services — 0.1%
Baker Hughes Co.	95	2,752
Entertainment — 0.5%
Netflix, Inc. *	51	8,828
Walt Disney Co. (The) *	48	4,560
		13,388
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	73	9,783
Duke Realty Corp.	34	1,888
Equinix, Inc.	13	8,178
Equity LifeStyle Properties, Inc.	77	5,406
Host Hotels & Resorts, Inc.	232	3,640
Kimco Realty Corp.	213	4,213
Prologis, Inc.	149	17,580
SBA Communications Corp.	19	5,915
Sun Communities, Inc.	44	7,079
UDR, Inc.	35	1,622
Ventas, Inc.	164	8,452
		73,756
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	47	22,604
Walmart, Inc.	91	11,104
		33,708
Food Products — 0.7%
Hershey Co. (The)	22	4,719
Mondelez International, Inc., Class A	252	15,624
		20,343
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	117	12,691
ABIOMED, Inc. *	4	892
Baxter International, Inc.	181	11,623
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	284	10,590
Dexcom, Inc. *	30	2,269
Intuitive Surgical, Inc. *	59	11,916
Medtronic plc	72	6,460
Zimmer Biomet Holdings, Inc.	71	7,437
		63,878
Health Care Providers & Services — 3.4%
Centene Corp. *	200	16,917
Elevance Health, Inc.	35	16,699
Humana, Inc.	10	4,833
McKesson Corp.	23	7,460
UnitedHealth Group, Inc.	97	49,839
		95,748
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	6	9,789
Chipotle Mexican Grill, Inc. *	7	9,239
Expedia Group, Inc. *	48	4,564
Hilton Worldwide Holdings, Inc.	61	6,842
McDonald's Corp.	84	20,669
Royal Caribbean Cruises Ltd. *	18	620
Yum! Brands, Inc.	25	2,826
		54,549
Household Durables — 0.5%
DR Horton, Inc.	11	747
Lennar Corp., Class A	133	9,394
PulteGroup, Inc.	20	801
Toll Brothers, Inc.	64	2,849
		13,791
Household Products — 1.3%
Kimberly-Clark Corp.	73	9,830
Procter & Gamble Co. (The) (a)	199	28,593
		38,423
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	49	8,448
Insurance — 2.1%
Aon plc, Class A	28	7,570
Arthur J Gallagher & Co.	23	3,753
Hartford Financial Services Group, Inc. (The)	195	12,761
Progressive Corp. (The)	191	22,217
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	26	2,466
Travelers Cos., Inc. (The)	63	10,679
		59,446
Interactive Media & Services — 5.5%
Alphabet, Inc., Class A *	32	69,579
Alphabet, Inc., Class C *	24	52,637
Meta Platforms, Inc., Class A *	201	32,356
ZoomInfo Technologies, Inc., Class A *	79	2,636
		157,208
Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc. *	794	84,309
IT Services — 4.2%
Accenture plc, Class A	89	24,730
Affirm Holdings, Inc. *	67	1,209
Automatic Data Processing, Inc.	35	7,406
FleetCor Technologies, Inc. *	37	7,681
Mastercard, Inc., Class A	119	37,411
Visa, Inc., Class A (a)	204	40,201
		118,638
Life Sciences Tools & Services — 1.9%
Danaher Corp.	83	21,010
Thermo Fisher Scientific, Inc.	60	32,405
		53,415
Machinery — 2.0%
Deere & Co.	72	21,625
Dover Corp.	45	5,429
Ingersoll Rand, Inc.	91	3,830
Otis Worldwide Corp.	183	12,915
Parker-Hannifin Corp.	45	11,142
Stanley Black & Decker, Inc.	15	1,546
		56,487
Media — 1.4%
Charter Communications, Inc., Class A *	36	16,880
Comcast Corp., Class A	518	20,323
Fox Corp., Class A	19	611
Interpublic Group of Cos., Inc. (The)	33	907
		38,721
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	100	2,934
Nucor Corp.	24	2,530
		5,464
Multiline Retail — 0.1%
Dollar General Corp.	9	2,217
Multi-Utilities — 1.0%
Ameren Corp.	100	9,023
CenterPoint Energy, Inc.	280	8,267
Sempra Energy	84	12,669
		29,959
Oil, Gas & Consumable Fuels — 3.9%
Cheniere Energy, Inc.	31	4,075
Chevron Corp.	156	22,611
ConocoPhillips (a)	296	26,578
Diamondback Energy, Inc.	126	15,281
EOG Resources, Inc.	140	15,453
Exxon Mobil Corp.	132	11,267
Phillips 66	47	3,886
Pioneer Natural Resources Co.	52	11,682
		110,833
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	378	29,101
Eli Lilly & Co.	91	29,610
Johnson & Johnson	171	30,366
Merck & Co., Inc.	149	13,574
Pfizer, Inc.	173	9,080
		111,731
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	45	4,048
Leidos Holdings, Inc.	89	8,943
		12,991
Road & Rail — 0.9%
Lyft, Inc., Class A *	47	630
Norfolk Southern Corp.	66	15,009
Uber Technologies, Inc. *	56	1,145
Union Pacific Corp.	48	10,219
		27,003
Semiconductors & Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc. *	230	17,562
Analog Devices, Inc.	150	21,855
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	25	2,277
Lam Research Corp.	41	17,391
Microchip Technology, Inc.	160	9,297
Micron Technology, Inc.	91	5,005
NVIDIA Corp.	183	27,796
NXP Semiconductors NV (China)	106	15,759
QUALCOMM, Inc.	57	7,349
Texas Instruments, Inc.	179	27,465
		151,756
Software — 8.3%
Adobe, Inc. *	38	13,768
Fortinet, Inc. *	57	3,258
Intuit, Inc.	48	18,340
Microsoft Corp. (a)	716	183,857
Oracle Corp.	85	5,919
Salesforce, Inc. *	45	7,497
Workday, Inc., Class A *	29	4,067
		236,706
Specialty Retail — 2.6%
AutoNation, Inc. *	19	2,063
AutoZone, Inc. *	3	6,585
Best Buy Co., Inc.	121	7,867
Burlington Stores, Inc. *	14	1,952
Home Depot, Inc. (The)	32	8,821
Lowe's Cos., Inc.	142	24,861
O'Reilly Automotive, Inc. *	23	14,468
TJX Cos., Inc. (The)	151	8,434
		75,051
Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc. (a)	1,284	175,545
Seagate Technology Holdings plc	163	11,644
		187,189
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	135	13,795
Tobacco — 0.8%
Altria Group, Inc.	227	9,484
Philip Morris International, Inc.	128	12,587
		22,071
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	100	13,520
Total Common Stocks (Cost $2,946,892)		2,629,550
	NO. OF CONTRACTS
Options Purchased — 5.4%
Put Options Purchased — 5.4%
Index Funds — 5.4%
S&P 500 Index
8/31/2022 at USD 3,905.00, European Style
Notional Amount: USD 2,692,162
Counterparty: Exchange-Traded * (Cost $93,533)	7,112	152,908
Total Put Options Purchased (Cost $93,533)		152,908
Total Options Purchased (Cost $93,533)		152,908
	SHARES (000)
Short Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $60,717)	60,717	60,717
Total Investments — 99.7% (Cost $3,101,142)		2,843,175
Other Assets Less Liabilities — 0.3%		8,118
NET ASSETS — 100.0%		2,851,293

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	333	09/16/2022	USD	63,203	(303)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	7,112	USD 2,692,162	USD 4,350.00	8/31/2022	(5,192)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	7,112	USD 2,692,162	USD 3,300.00	8/31/2022	(26,172)
Total Written Options Contracts (Premiums Received $81,615)						(31,364)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	67

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	2,802	511,389
Automobiles — 3.7%
Tesla, Inc. *	1,709	1,151,009
Banks — 1.2%
SVB Financial Group *	953	376,269
Beverages — 3.4%
Coca-Cola Co. (The)	14,305	899,896
Monster Beverage Corp. *	1,833	169,961
		1,069,857
Biotechnology — 7.9%
AbbVie, Inc.	7,503	1,149,114
Alnylam Pharmaceuticals, Inc. *	119	17,342
Amgen, Inc.	1,606	390,691
Exact Sciences Corp. *	764	30,086
Moderna, Inc. *	172	24,570
Regeneron Pharmaceuticals, Inc. *	1,006	594,908
Seagen, Inc. *	1,449	256,466
		2,463,177
Building Products — 0.8%
Trane Technologies plc	1,952	253,510
Capital Markets — 5.2%
Blackstone, Inc.	6,700	611,191
Charles Schwab Corp. (The)	9,126	576,569
Morgan Stanley	4,502	342,437
MSCI, Inc.	201	82,884
		1,613,081
Chemicals — 0.8%
Sherwin-Williams Co. (The)	1,144	256,153
Consumer Finance — 0.4%
Capital One Financial Corp.	1,192	124,205
Electrical Equipment — 0.7%
Rockwell Automation, Inc.	1,137	226,665
Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	5,014	322,824
Health Care Equipment & Supplies — 1.2%
ABIOMED, Inc. *	182	45,121
Dexcom, Inc. *	1,709	127,357
Intuitive Surgical, Inc. *	1,021	204,910
		377,388
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 6.8%
CVS Health Corp.	5,402	500,522
HCA Healthcare, Inc.	2,541	427,135
McKesson Corp.	2,601	848,577
UnitedHealth Group, Inc.	692	355,293
		2,131,527
Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A *	63	5,644
Chipotle Mexican Grill, Inc. *	169	220,273
Marriott International, Inc., Class A	2,463	334,977
		560,894
Interactive Media & Services — 7.2%
Alphabet, Inc., Class C *	956	2,090,900
Match Group, Inc. *	460	32,052
Meta Platforms, Inc., Class A *	845	136,212
Snap, Inc., Class A *	440	5,780
		2,264,944
Internet & Direct Marketing Retail — 2.0%
Amazon.com, Inc. *	5,682	603,496
Etsy, Inc. *	276	20,184
MercadoLibre, Inc. (Brazil) *	15	9,620
Wayfair, Inc., Class A * (a)	74	3,227
		636,527
IT Services — 1.7%
Block, Inc., Class A *	162	9,938
Cognizant Technology Solutions Corp., Class A	4,534	305,973
International Business Machines Corp.	1,170	165,276
MongoDB, Inc. *	213	55,325
Shopify, Inc., Class A (Canada) *	53	1,656
		538,168
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc.	225	122,434
Machinery — 2.7%
Deere & Co.	2,786	834,449
Metals & Mining — 1.2%
Freeport-McMoRan, Inc.	13,084	382,834
Multiline Retail — 0.7%
Target Corp.	1,543	217,923
Oil, Gas & Consumable Fuels — 1.9%
ConocoPhillips	6,727	604,142
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	783	199,400
Pharmaceuticals — 1.7%
Eli Lilly & Co.	1,675	543,118
Professional Services — 1.7%
Equifax, Inc.	1,030	188,258
Verisk Analytics, Inc.	2,000	346,217
		534,475
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc. *	5,782	442,180
ASML Holding NV (Registered), NYRS (Netherlands)	436	207,626
Enphase Energy, Inc. *	290	56,542
Lam Research Corp.	413	176,043
NVIDIA Corp.	3,990	604,905
Texas Instruments, Inc.	1,853	284,667
		1,771,963
Software — 14.4%
HubSpot, Inc. *	44	13,229
Intuit, Inc.	792	305,097
Microsoft Corp.	10,985	2,821,252
Oracle Corp.	9,422	658,308
Salesforce, Inc. *	1,560	257,479
Synopsys, Inc. *	1,320	401,005
Trade Desk, Inc. (The), Class A *	276	11,582
Workday, Inc., Class A *	318	44,386
		4,512,338
Specialty Retail — 5.7%
AutoZone, Inc. *	453	973,352
Carvana Co. * (a)	179	4,044
Lowe's Cos., Inc.	4,574	798,884
		1,776,280
Technology Hardware, Storage & Peripherals — 9.3%
Apple, Inc.	21,337	2,917,189
Textiles, Apparel & Luxury Goods — 0.5%
Tapestry, Inc.	5,222	159,369
Total Common Stocks (Cost $24,304,559)		29,453,501
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 6.0%
Investment Companies — 6.0%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $1,876,903)	1,876,514	1,876,889
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	3,890	3,888
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	2,552	2,551
Total Investment of Cash Collateral from Securities Loaned (Cost $6,439)		6,439
Total Short Term Investments (Cost $1,883,342)		1,883,328
Total Investments — 100.0% (Cost $26,187,901)		31,336,829
Other Assets Less Liabilities — 0.0% ^		9,869
NET ASSETS — 100.0%		31,346,698

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,817.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	69

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Aerospace & Defense — 3.5%
Raytheon Technologies Corp.	1,009	97,033
Textron, Inc.	246	15,011
		112,044
Air Freight & Logistics — 0.2%
FedEx Corp.	23	5,237
Airlines — 1.6%
Delta Air Lines, Inc. *	1,082	31,343
Southwest Airlines Co. *	527	19,053
		50,396
Banks — 10.4%
Bank of America Corp.	2,379	74,074
First Republic Bank	109	15,790
M&T Bank Corp.	395	62,908
Regions Financial Corp.	713	13,372
Truist Financial Corp.	596	28,264
US Bancorp	697	32,062
Wells Fargo & Co.	2,734	107,075
		333,545
Beverages — 2.4%
Coca-Cola Co. (The)	964	60,652
Keurig Dr Pepper, Inc.	483	17,107
		77,759
Biotechnology — 7.6%
AbbVie, Inc.	495	75,891
BioMarin Pharmaceutical, Inc. *	189	15,621
Neurocrine Biosciences, Inc. *	116	11,298
Regeneron Pharmaceuticals, Inc. *	113	66,738
Vertex Pharmaceuticals, Inc. *	266	74,872
		244,420
Building Products — 0.8%
Carrier Global Corp.	699	24,937
Capital Markets — 1.4%
Intercontinental Exchange, Inc.	179	16,861
Morgan Stanley	206	15,638
T. Rowe Price Group, Inc.	106	12,009
		44,508
Chemicals — 2.3%
Chemours Co. (The)	245	7,852
Dow, Inc.	296	15,261
DuPont de Nemours, Inc.	362	20,131
FMC Corp.	284	30,352
		73,596
Communications Equipment — 0.9%
Cisco Systems, Inc.	702	29,938
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	113	30,960
Electric Utilities — 3.3%
Exelon Corp.	1,044	47,305
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
NextEra Energy, Inc.	332	25,693
Xcel Energy, Inc.	460	32,564
		105,562
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	65	13,015
Entertainment — 0.4%
Netflix, Inc. *	66	11,541
Equity Real Estate Investment Trusts (REITs) — 5.0%
Equity LifeStyle Properties, Inc.	923	65,008
Kite Realty Group Trust	562	9,717
Sun Communities, Inc.	235	37,450
UDR, Inc.	244	11,252
Ventas, Inc.	340	17,497
Weyerhaeuser Co.	538	17,809
		158,733
Food & Staples Retailing — 3.3%
BJ's Wholesale Club Holdings, Inc. *	589	36,706
US Foods Holding Corp. *	1,025	31,442
Walmart, Inc.	320	38,881
		107,029
Food Products — 1.8%
Bunge Ltd.	135	12,261
Lamb Weston Holdings, Inc.	644	46,034
		58,295
Health Care Equipment & Supplies — 2.8%
Medtronic plc	347	31,161
Zimmer Biomet Holdings, Inc.	557	58,529
		89,690
Health Care Providers & Services — 9.5%
Cardinal Health, Inc.	640	33,479
Centene Corp. *	1,098	92,877
Cigna Corp.	264	69,622
HCA Healthcare, Inc.	80	13,394
Humana, Inc.	140	65,764
McKesson Corp.	84	27,271
		302,407
Hotels, Restaurants & Leisure — 0.4%
Royal Caribbean Cruises Ltd. *	383	13,367
Household Durables — 0.6%
DR Horton, Inc.	181	11,954
KB Home	216	6,162
		18,116
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	198	34,432
Insurance — 5.0%
Allstate Corp. (The)	306	38,817
American International Group, Inc.	586	29,988
Hartford Financial Services Group, Inc. (The)	367	24,019
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	297	34,509
Travelers Cos., Inc. (The)	190	32,067
		159,400
Interactive Media & Services — 1.1%
Alphabet, Inc., Class A *	13	28,984
Meta Platforms, Inc., Class A *	48	7,724
		36,708
IT Services — 2.0%
Fidelity National Information Services, Inc.	698	63,949
Machinery — 2.0%
Deere & Co.	43	12,907
Parker-Hannifin Corp.	176	43,256
Terex Corp.	316	8,645
		64,808
Media — 2.8%
Comcast Corp., Class A	2,257	88,549
Metals & Mining — 0.9%
Freeport-McMoRan, Inc.	999	29,231
Multi-Utilities — 2.4%
Ameren Corp.	542	48,921
CenterPoint Energy, Inc.	968	28,642
		77,563
Oil, Gas & Consumable Fuels — 10.5%
Chevron Corp.	706	102,171
Diamondback Energy, Inc.	563	68,220
Exxon Mobil Corp.	945	80,904
Hess Corp.	809	85,758
		337,053
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	1,885	145,184
Professional Services — 0.7%
Leidos Holdings, Inc.	210	21,109
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 0.3%
Best Buy Co., Inc.	128	8,357
Technology Hardware, Storage & Peripherals — 1.8%
Seagate Technology Holdings plc	709	50,615
Western Digital Corp. *	162	7,272
		57,887
Textiles, Apparel & Luxury Goods — 1.2%
Kontoor Brands, Inc.	219	7,318
Tapestry, Inc.	964	29,406
		36,724
Total Common Stocks (Cost $2,919,172)		3,066,049
Short Term Investments — 4.1%
Investment Companies — 4.1%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $130,466)	130,449	130,474
Total Investments — 100.0% (Cost $3,049,638)		3,196,523
Liabilities in Excess of Other Assets — (0.0)% ^		(505)
NET ASSETS — 100.0%		3,196,018

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	71

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 1.8%
Northrop Grumman Corp.	7	3,417
Auto Components — 0.5%
Lear Corp.	8	1,012
Banks — 8.8%
Bank of America Corp.	131	4,084
Citigroup, Inc.	52	2,403
Citizens Financial Group, Inc.	39	1,391
M&T Bank Corp.	15	2,298
PNC Financial Services Group, Inc. (The)	18	2,868
Wells Fargo & Co.	102	3,981
Western Alliance Bancorp	3	213
		17,238
Beverages — 2.2%
Coca-Cola Co. (The)	70	4,382
Biotechnology — 2.6%
AbbVie, Inc.	20	3,086
Vertex Pharmaceuticals, Inc. *	8	2,088
		5,174
Building Products — 1.5%
Johnson Controls International plc	29	1,384
Trane Technologies plc	12	1,571
		2,955
Capital Markets — 5.1%
BlackRock, Inc.	6	3,493
CME Group, Inc.	6	1,206
Morgan Stanley	49	3,709
T. Rowe Price Group, Inc.	13	1,560
		9,968
Chemicals — 2.6%
Axalta Coating Systems Ltd. *	82	1,818
DuPont de Nemours, Inc.	29	1,613
Linde plc (United Kingdom)	6	1,610
		5,041
Consumer Finance — 1.3%
Ally Financial, Inc.	29	979
Capital One Financial Corp.	7	703
Synchrony Financial	30	830
		2,512
Containers & Packaging — 0.5%
Berry Global Group, Inc. *	19	1,050
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B *	8	2,218
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	90	4,543
Electric Utilities — 4.5%
Constellation Energy Corp.	17	975
Exelon Corp.	51	2,324
NextEra Energy, Inc.	72	5,574
		8,873
Electrical Equipment — 1.9%
Eaton Corp. plc	29	3,716
Equity Real Estate Investment Trusts (REITs) — 3.2%
Host Hotels & Resorts, Inc.	49	775
Prologis, Inc.	39	4,580
Ventas, Inc.	19	968
		6,323
Food & Staples Retailing — 0.7%
Sysco Corp.	17	1,426
Food Products — 2.0%
Mondelez International, Inc., Class A	44	2,739
Tyson Foods, Inc., Class A	14	1,205
		3,944
Health Care Equipment & Supplies — 2.3%
Becton Dickinson and Co.	5	1,253
Medtronic plc	37	3,318
		4,571
Health Care Providers & Services — 4.9%
Centene Corp. *	23	1,982
Cigna Corp.	13	3,424
Elevance Health, Inc.	5	2,483
UnitedHealth Group, Inc.	4	1,796
		9,685
Hotels, Restaurants & Leisure — 0.8%
Expedia Group, Inc. *	7	645
Royal Caribbean Cruises Ltd. *	5	172
Travel + Leisure Co.	19	757
		1,574
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.7%
PulteGroup, Inc.	9	345
Whirlpool Corp.	6	958
		1,303
Household Products — 1.5%
Procter & Gamble Co. (The)	12	1,761
Spectrum Brands Holdings, Inc.	14	1,093
		2,854
Insurance — 3.1%
Loews Corp.	48	2,841
Travelers Cos., Inc. (The)	19	3,241
		6,082
Interactive Media & Services — 4.1%
Alphabet, Inc., Class C *	2	4,106
Meta Platforms, Inc., Class A *	25	4,013
		8,119
IT Services — 2.3%
Amdocs Ltd.	13	1,083
Fidelity National Information Services, Inc.	13	1,183
Fiserv, Inc. *	7	653
Mastercard, Inc., Class A	4	1,096
SS&C Technologies Holdings, Inc.	8	488
		4,503
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	10	1,245
Machinery — 3.1%
Deere & Co.	3	1,040
Dover Corp.	21	2,490
Parker-Hannifin Corp.	10	2,573
		6,103
Media — 1.9%
Charter Communications, Inc., Class A *	3	1,255
Comcast Corp., Class A	64	2,518
		3,773
Multiline Retail — 0.6%
Target Corp.	9	1,208
Multi-Utilities — 1.9%
Ameren Corp.	13	1,156
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
CMS Energy Corp.	21	1,424
WEC Energy Group, Inc.	10	1,067
		3,647
Oil, Gas & Consumable Fuels — 8.0%
Cheniere Energy, Inc.	13	1,794
Chevron Corp.	16	2,255
ConocoPhillips	58	5,168
Coterra Energy, Inc.	72	1,861
EOG Resources, Inc.	31	3,400
Exxon Mobil Corp.	7	617
Phillips 66	8	650
		15,745
Pharmaceuticals — 7.0%
Bristol-Myers Squibb Co.	69	5,344
Eli Lilly & Co.	8	2,725
Jazz Pharmaceuticals plc *	10	1,472
Johnson & Johnson	14	2,450
Merck & Co., Inc.	19	1,723
		13,714
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	8	722
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	17	1,255
Road & Rail — 3.0%
CSX Corp.	70	2,045
Norfolk Southern Corp.	17	3,838
		5,883
Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	16	2,303
NXP Semiconductors NV (China)	4	675
QUALCOMM, Inc.	8	994
Texas Instruments, Inc.	18	2,749
		6,721
Software — 1.0%
Microsoft Corp.	8	2,035
Specialty Retail — 3.3%
AutoZone, Inc. *	1	2,686
Lowe's Cos., Inc.	7	1,152
O'Reilly Automotive, Inc. *	4	2,522
		6,360
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	73

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 0.2%
Xerox Holdings Corp.	30	449
Tobacco — 1.0%
Altria Group, Inc.	48	1,991
Total Common Stocks (Cost $173,950)		193,334
Short Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $2,967)	2,966	2,967
Total Investments — 99.9% (Cost $176,917)		196,301
Other Assets Less Liabilities — 0.1%		197
NET ASSETS — 100.0%		196,498

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	17	09/16/2022	USD	3,227	104

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 2.1%
Northrop Grumman Corp.	806	385,475
Automobiles — 1.2%
Tesla, Inc. *	330	221,982
Banks — 4.8%
Truist Financial Corp.	9,588	454,742
US Bancorp	2,175	100,084
Wells Fargo & Co.	8,832	345,953
		900,779
Beverages — 2.1%
Coca-Cola Co. (The)	6,193	389,616
Biotechnology — 6.5%
AbbVie, Inc.	4,533	694,265
Regeneron Pharmaceuticals, Inc. *	673	397,696
Vertex Pharmaceuticals, Inc. *	413	116,372
		1,208,333
Building Products — 1.3%
Trane Technologies plc	1,884	244,705
Capital Markets — 4.6%
Ameriprise Financial, Inc.	810	192,637
Morgan Stanley	4,625	351,798
S&P Global, Inc.	900	303,232
		847,667
Chemicals — 2.5%
Eastman Chemical Co.	2,109	189,371
PPG Industries, Inc.	2,401	274,518
		463,889
Construction Materials — 0.9%
Vulcan Materials Co.	1,133	161,056
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	8,420	427,290
Electric Utilities — 4.8%
NextEra Energy, Inc.	7,684	595,207
Xcel Energy, Inc.	4,297	304,078
		899,285
Electrical Equipment — 2.5%
Eaton Corp. plc	3,724	469,187
Energy Equipment & Services — 1.3%
Baker Hughes Co.	8,641	249,470
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.0%
Prologis, Inc.	4,791	563,684
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp. *	9,658	359,943
Intuitive Surgical, Inc. *	795	159,542
		519,485
Health Care Providers & Services — 3.1%
Centene Corp. *	5,265	445,424
UnitedHealth Group, Inc.	264	135,788
		581,212
Hotels, Restaurants & Leisure — 3.9%
Marriott International, Inc., Class A	967	131,568
McDonald's Corp.	2,389	589,722
		721,290
Insurance — 0.7%
Progressive Corp. (The)	1,129	131,295
Interactive Media & Services — 7.1%
Alphabet, Inc., Class A *	514	1,120,710
Meta Platforms, Inc., Class A *	837	134,869
Snap, Inc., Class A *	4,459	58,544
		1,314,123
Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc. *	6,458	685,852
IT Services — 2.4%
Mastercard, Inc., Class A	1,432	451,760
Machinery — 2.5%
Deere & Co.	1,526	457,066
Multiline Retail — 1.5%
Dollar General Corp.	1,098	269,501
Oil, Gas & Consumable Fuels — 1.7%
Pioneer Natural Resources Co.	1,424	317,648
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	6,887	530,324
Professional Services — 0.9%
Leidos Holdings, Inc.	1,740	175,229
Road & Rail — 2.9%
Norfolk Southern Corp.	1,758	399,481
Uber Technologies, Inc. *	6,533	133,671
		533,152
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	75

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	3,353	256,402
Analog Devices, Inc.	1,308	191,068
NXP Semiconductors NV (China)	3,322	491,687
Teradyne, Inc.	998	89,409
		1,028,566
Software — 7.9%
Microsoft Corp.	5,754	1,477,751
Specialty Retail — 1.5%
Lowe's Cos., Inc.	976	170,528
O'Reilly Automotive, Inc. *	173	109,344
		279,872
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	6,377	871,897
Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	1,896	193,795
Total Common Stocks (Cost $12,757,261)		17,972,236
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 3.2%
Investment Companies — 3.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $594,247)	594,157	594,276
Total Investments — 99.8% (Cost $13,351,508)		18,566,512
Other Assets Less Liabilities — 0.2%		40,397
NET ASSETS — 100.0%		18,606,909

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,325	09/16/2022	USD	251,485	5,370

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Aerospace & Defense — 0.6%
Textron, Inc.	98	6,003
Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	18	3,249
Automobiles — 3.1%
Rivian Automotive, Inc., Class A * (a)	42	1,082
Tesla, Inc. *	43	28,890
		29,972
Banks — 0.4%
SVB Financial Group *	10	3,831
Beverages — 2.4%
Coca-Cola Co. (The)	156	9,833
Monster Beverage Corp. *	52	4,802
PepsiCo, Inc.	51	8,449
		23,084
Biotechnology — 3.8%
AbbVie, Inc.	152	23,350
Regeneron Pharmaceuticals, Inc. *	10	5,675
Vertex Pharmaceuticals, Inc. *	28	7,777
		36,802
Building Products — 0.9%
Fortune Brands Home & Security, Inc.	32	1,934
Trane Technologies plc	54	6,987
		8,921
Capital Markets — 0.9%
Charles Schwab Corp. (The)	61	3,880
S&P Global, Inc.	15	5,022
		8,902
Chemicals — 0.6%
Linde plc (United Kingdom)	21	5,952
Commercial Services & Supplies — 0.7%
Waste Management, Inc.	47	7,190
Construction & Engineering — 0.3%
Quanta Services, Inc.	20	2,544
Consumer Finance — 0.3%
Capital One Financial Corp.	26	2,688
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	45	6,203
INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 1.2%
Electronic Arts, Inc.	49	6,021
Netflix, Inc. *	34	5,924
		11,945
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix, Inc.	6	3,745
Gaming and Leisure Properties, Inc.	79	3,637
Host Hotels & Resorts, Inc.	175	2,741
Prologis, Inc.	41	4,765
Sun Communities, Inc.	15	2,438
		17,326
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	24	11,503
Performance Food Group Co. *	7	344
		11,847
Food Products — 0.3%
Hershey Co. (The)	15	3,335
Health Care Equipment & Supplies — 1.2%
Align Technology, Inc. *	12	2,864
Boston Scientific Corp. *	231	8,594
		11,458
Health Care Providers & Services — 4.2%
Elevance Health, Inc.	18	8,493
Humana, Inc.	14	6,717
UnitedHealth Group, Inc.	51	26,144
		41,354
Hotels, Restaurants & Leisure — 2.9%
Airbnb, Inc., Class A *	29	2,635
Chipotle Mexican Grill, Inc. *	5	6,602
Domino's Pizza, Inc.	9	3,351
Expedia Group, Inc. *	49	4,647
Marriott International, Inc., Class A	28	3,795
McDonald's Corp.	31	7,579
		28,609
Household Durables — 0.6%
Toll Brothers, Inc.	126	5,602
Insurance — 0.7%
Aon plc, Class A	9	2,481
Arch Capital Group Ltd. *	84	3,812
		6,293
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	77

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 6.3%
Alphabet, Inc., Class A *	12	26,369
Alphabet, Inc., Class C *	12	25,812
Meta Platforms, Inc., Class A *	58	9,433
		61,614
Internet & Direct Marketing Retail — 5.2%
Amazon.com, Inc. *	476	50,556
IT Services — 5.5%
Accenture plc, Class A	36	10,023
Automatic Data Processing, Inc.	17	3,571
Fidelity National Information Services, Inc.	2	168
Mastercard, Inc., Class A	98	30,949
Visa, Inc., Class A	44	8,762
		53,473
Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	37	4,442
IQVIA Holdings, Inc. *	19	4,058
Thermo Fisher Scientific, Inc.	25	13,419
Waters Corp. *	9	3,045
		24,964
Machinery — 1.3%
Deere & Co.	10	2,995
Ingersoll Rand, Inc.	66	2,761
Otis Worldwide Corp.	51	3,611
Parker-Hannifin Corp.	15	3,715
		13,082
Media — 0.6%
Charter Communications, Inc., Class A *	12	5,786
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	94	2,756
Steel Dynamics, Inc.	43	2,851
		5,607
Oil, Gas & Consumable Fuels — 1.6%
Cheniere Energy, Inc.	83	11,068
EOG Resources, Inc.	40	4,407
		15,475
Pharmaceuticals — 1.3%
Bristol-Myers Squibb Co.	40	3,041
Zoetis, Inc.	57	9,884
		12,925
INVESTMENTS	SHARES (000)	VALUE ($000)

Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc. *	19	3,252
Road & Rail — 2.0%
CSX Corp.	149	4,318
Knight-Swift Transportation Holdings, Inc.	41	1,912
Lyft, Inc., Class A *	132	1,755
Norfolk Southern Corp.	15	3,296
Old Dominion Freight Line, Inc.	22	5,741
Uber Technologies, Inc. *	122	2,492
		19,514
Semiconductors & Semiconductor Equipment — 6.2%
Advanced Micro Devices, Inc. *	139	10,606
Lam Research Corp.	25	10,526
NVIDIA Corp.	80	12,188
NXP Semiconductors NV (China)	51	7,475
QUALCOMM, Inc.	82	10,475
Texas Instruments, Inc.	60	9,296
		60,566
Software — 17.0%
Adobe, Inc. *	15	5,638
Cadence Design Systems, Inc. *	65	9,677
Ceridian HCM Holding, Inc. *	49	2,298
Coupa Software, Inc. *	47	2,684
Dropbox, Inc., Class A *	306	6,429
Fortinet, Inc. *	45	2,546
HubSpot, Inc. *	3	962
Intuit, Inc.	38	14,512
Microsoft Corp.	396	101,807
Palo Alto Networks, Inc. *	24	11,706
VMware, Inc., Class A	19	2,132
Workday, Inc., Class A *	37	5,206
		165,597
Specialty Retail — 3.7%
Bath & Body Works, Inc.	91	2,439
Best Buy Co., Inc.	55	3,611
Burlington Stores, Inc. *	36	4,891
Lowe's Cos., Inc.	82	14,410
O'Reilly Automotive, Inc. *	18	11,119
		36,470
Technology Hardware, Storage & Peripherals — 10.7%
Apple, Inc.	691	94,447
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — continued
Hewlett Packard Enterprise Co.	250	3,319
Seagate Technology Holdings plc	92	6,580
		104,346
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	76	7,788
Tobacco — 0.7%
Philip Morris International, Inc.	65	6,418
Trading Companies & Distributors — 0.5%
United Rentals, Inc. *	22	5,271
Total Common Stocks (Cost $687,640)		935,814
Short Term Investments — 4.0%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $38,481)	38,475	38,483
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $638)	638	638
Total Short Term Investments (Cost $39,119)		39,121
Total Investments — 99.9% (Cost $726,759)		974,935
Other Assets Less Liabilities — 0.1%		1,214
NET ASSETS — 100.0%		976,149

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $587.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	200	09/16/2022	USD	37,960	(1,059)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	79

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 122.5%
Common Stocks — 122.1%
Aerospace & Defense — 3.3%
Howmet Aerospace, Inc.	380	11,960
Northrop Grumman Corp. (a)	33	15,782
Raytheon Technologies Corp.	272	26,086
		53,828
Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	72	13,122
Auto Components — 0.1%
Aptiv plc *	19	1,721
Banks — 5.9%
Bank of America Corp. (a)	973	30,299
SVB Financial Group *	31	12,062
Truist Financial Corp.	372	17,651
Wells Fargo & Co. (a)	951	37,252
		97,264
Beverages — 3.7%
Coca-Cola Co. (The) (a)	380	23,891
Constellation Brands, Inc., Class A	24	5,553
Monster Beverage Corp. *	162	15,020
PepsiCo, Inc. (a)	93	15,493
		59,957
Biotechnology — 5.8%
AbbVie, Inc. (a)	274	42,017
BioMarin Pharmaceutical, Inc. *	70	5,767
Neurocrine Biosciences, Inc. *	82	7,991
Regeneron Pharmaceuticals, Inc. *	36	21,528
Sarepta Therapeutics, Inc. *	24	1,794
Vertex Pharmaceuticals, Inc. *	54	15,197
		94,294
Building Products — 0.9%
Trane Technologies plc	111	14,418
Capital Markets — 1.3%
Ameriprise Financial, Inc.	7	1,719
CME Group, Inc.	34	6,899
Morgan Stanley (a)	56	4,220
S&P Global, Inc.	24	8,174
		21,012
Chemicals — 2.4%
Air Products and Chemicals, Inc.	31	7,575
DuPont de Nemours, Inc.	69	3,821
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued
Eastman Chemical Co.	57	5,079
Linde plc (United Kingdom)	68	19,655
PPG Industries, Inc.	25	2,820
		38,950
Commercial Services & Supplies — 0.3%
Republic Services, Inc.	21	2,812
Waste Connections, Inc.	23	2,832
		5,644
Communications Equipment — 0.1%
Juniper Networks, Inc.	32	919
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	30	8,942
Diversified Financial Services — 0.2%
Voya Financial, Inc.	54	3,233
Electric Utilities — 2.1%
Exelon Corp.	396	17,970
NextEra Energy, Inc.	168	13,023
Xcel Energy, Inc.	44	3,086
		34,079
Electrical Equipment — 1.0%
Eaton Corp. plc	132	16,627
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	53	1,668
Keysight Technologies, Inc. *	59	8,157
		9,825
Energy Equipment & Services — 0.6%
Baker Hughes Co. (a)	364	10,504
Entertainment — 0.9%
Endeavor Group Holdings, Inc., Class A *	624	12,842
Take-Two Interactive Software, Inc. *	14	1,695
		14,537
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Homes 4 Rent, Class A	120	4,240
Camden Property Trust	39	5,186
Equinix, Inc.	4	2,816
Prologis, Inc.	121	14,283
Sun Communities, Inc.	66	10,563
UDR, Inc.	72	3,309
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Ventas, Inc.	123	6,329
Cousins Properties, Inc.	98	2,852
		49,578
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	37	17,834
Food Products — 1.3%
Hershey Co. (The)	43	9,256
Mondelez International, Inc., Class A (a)	199	12,324
		21,580
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	92	9,966
Boston Scientific Corp. * (a)	626	23,328
Intuitive Surgical, Inc. *	22	4,485
Zimmer Biomet Holdings, Inc.	59	6,166
		43,945
Health Care Providers & Services — 5.7%
Centene Corp. *	271	22,947
CVS Health Corp. (a)	101	9,398
Humana, Inc.	7	3,106
UnitedHealth Group, Inc. (a)	113	57,974
		93,425
Hotels, Restaurants & Leisure — 3.8%
Booking Holdings, Inc. *	7	12,714
Chipotle Mexican Grill, Inc. *	7	9,527
Hilton Worldwide Holdings, Inc.	44	4,887
Marriott International, Inc., Class A	29	3,990
McDonald's Corp.	112	27,611
Yum! Brands, Inc.	25	2,778
		61,507
Household Durables — 0.4%
Toll Brothers, Inc.	156	6,958
Household Products — 0.8%
Procter & Gamble Co. (The) (a)	96	13,824
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	101	17,585
Insurance — 2.6%
Aon plc, Class A	15	3,991
Arthur J Gallagher & Co.	49	7,941
MetLife, Inc.	47	2,933
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Progressive Corp. (The)	216	25,143
Prudential Financial, Inc.	25	2,427
		42,435
Interactive Media & Services — 6.3%
Alphabet, Inc., Class C *	7	14,627
Alphabet, Inc., Class A *	28	61,392
Meta Platforms, Inc., Class A * (a)	156	25,264
Snap, Inc., Class A *	132	1,729
		103,012
Internet & Direct Marketing Retail — 4.7%
Amazon.com, Inc. *	731	77,657
IT Services — 5.6%
Automatic Data Processing, Inc.	39	8,141
Mastercard, Inc., Class A (a)	223	70,483
WEX, Inc. *	83	12,858
		91,482
Life Sciences Tools & Services — 2.6%
Danaher Corp.	37	9,486
Thermo Fisher Scientific, Inc. (a)	60	32,354
		41,840
Machinery — 3.2%
Deere & Co.	96	28,762
Ingersoll Rand, Inc.	342	14,379
Otis Worldwide Corp.	90	6,349
Parker-Hannifin Corp.	9	2,384
		51,874
Media — 1.6%
Charter Communications, Inc., Class A * (a)	22	10,563
Comcast Corp., Class A (a)	357	14,013
Liberty Media Corp.-Liberty SiriusXM, Class A *	62	2,224
		26,800
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	232	6,803
Multi-Utilities — 2.1%
Ameren Corp.	230	20,806
CenterPoint Energy, Inc.	200	5,904
Dominion Energy, Inc.	53	4,252
Sempra Energy	21	3,115
		34,077
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	81

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	148	21,405
ConocoPhillips (a)	338	30,380
Coterra Energy, Inc.	84	2,166
Diamondback Energy, Inc.	147	17,816
EOG Resources, Inc.	35	3,893
Exxon Mobil Corp.	17	1,444
Phillips 66	40	3,273
Pioneer Natural Resources Co. (a)	38	8,495
		88,872
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	32	8,103
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co. (a)	366	28,204
Eli Lilly & Co. (a)	75	24,223
Johnson & Johnson	33	5,808
		58,235
Professional Services — 1.2%
Booz Allen Hamilton Holding Corp.	101	9,138
Leidos Holdings, Inc.	107	10,736
		19,874
Road & Rail — 3.8%
Canadian National Railway Co. (Canada)	35	3,933
CSX Corp.	165	4,805
Knight-Swift Transportation Holdings, Inc.	52	2,380
Norfolk Southern Corp. (a)	112	25,388
Old Dominion Freight Line, Inc.	36	9,263
Uber Technologies, Inc. *	469	9,596
Union Pacific Corp. (a)	35	7,487
		62,852
Semiconductors & Semiconductor Equipment — 8.5%
Advanced Micro Devices, Inc. *	250	19,142
Analog Devices, Inc. (a)	147	21,448
Lam Research Corp.	36	15,163
Marvell Technology, Inc.	34	1,489
Microchip Technology, Inc.	40	2,326
NVIDIA Corp. (a)	93	14,103
NXP Semiconductors NV (China)	324	47,921
ON Semiconductor Corp. *	34	1,718
Skyworks Solutions, Inc.	16	1,471
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	9	748
Teradyne, Inc.	146	13,088
		138,617
Software — 8.7%
Adobe, Inc. *	9	3,351
DocuSign, Inc. *	42	2,389
Intuit, Inc.	33	12,512
Microsoft Corp. (a)	435	111,800
Workday, Inc., Class A *	92	12,876
		142,928
Specialty Retail — 3.6%
Lowe's Cos., Inc.	138	24,113
O'Reilly Automotive, Inc. * (a)	39	24,656
TJX Cos., Inc. (The)	185	10,317
		59,086
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc. (a)	535	73,060
Dell Technologies, Inc., Class C	57	2,647
Hewlett Packard Enterprise Co.	81	1,076
Seagate Technology Holdings plc	246	17,573
Western Digital Corp. *	42	1,882
		96,238
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	71	7,267
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc. *	111	14,940
Total Common Stocks (Cost $1,226,944)		1,998,104
Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c)(Cost $6,679)	6,678	6,679
Total Long Positions (Cost $1,233,623)		2,004,783
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (22.6)%
Common Stocks — (22.6)%
Aerospace & Defense — (0.5)%
Hexcel Corp.	(31)	(1,587)
Huntington Ingalls Industries, Inc.	(27)	(5,924)
		(7,511)
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(67)	(6,751)
Auto Components — (0.4)%
Autoliv, Inc. (Sweden)	(39)	(2,785)
BorgWarner, Inc.	(118)	(3,924)
		(6,709)
Banks — (0.4)%
Huntington Bancshares, Inc.	(99)	(1,188)
KeyCorp	(175)	(3,012)
Regions Financial Corp.	(83)	(1,559)
		(5,759)
Biotechnology — (0.4)%
Moderna, Inc. *	(49)	(7,046)
Building Products — (0.3)%
Allegion plc	(17)	(1,699)
Carrier Global Corp.	(46)	(1,630)
Johnson Controls International plc	(45)	(2,136)
		(5,465)
Capital Markets — (0.7)%
Bank of New York Mellon Corp. (The)	(41)	(1,709)
Franklin Resources, Inc.	(121)	(2,822)
Goldman Sachs Group, Inc. (The)	(5)	(1,615)
Moody's Corp.	(14)	(3,722)
Northern Trust Corp.	(17)	(1,655)
		(11,523)
Chemicals — (0.1)%
Dow, Inc.	(31)	(1,577)
Ecolab, Inc.	(5)	(808)
		(2,385)
Communications Equipment — (0.3)%
Cisco Systems, Inc.	(117)	(4,992)
Consumer Finance — (0.5)%
Capital One Financial Corp.	(72)	(7,548)
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — (0.4)%
AptarGroup, Inc.	(22)	(2,328)
International Paper Co.	(86)	(3,581)
		(5,909)
Diversified Telecommunication Services — (0.5)%
AT&T, Inc.	(140)	(2,936)
Lumen Technologies, Inc.	(410)	(4,476)
		(7,412)
Electric Utilities — (1.0)%
American Electric Power Co., Inc.	(43)	(4,151)
Duke Energy Corp.	(9)	(971)
Eversource Energy	(35)	(2,992)
FirstEnergy Corp.	(21)	(822)
Pinnacle West Capital Corp.	(45)	(3,250)
PPL Corp.	(65)	(1,756)
Southern Co. (The)	(36)	(2,577)
		(16,519)
Electrical Equipment — (0.6)%
Acuity Brands, Inc.	(10)	(1,505)
Emerson Electric Co.	(31)	(2,494)
Hubbell, Inc.	(27)	(4,810)
Sensata Technologies Holding plc	(18)	(752)
		(9,561)
Energy Equipment & Services — (0.5)%
Halliburton Co.	(68)	(2,134)
Schlumberger NV	(165)	(5,883)
		(8,017)
Entertainment — (0.2)%
AMC Entertainment Holdings, Inc., Class A *	(127)	(1,719)
ROBLOX Corp., Class A *	(56)	(1,833)
Warner Bros Discovery, Inc. *	—	—
		(3,552)
Equity Real Estate Investment Trusts (REITs) — (1.2)%
Digital Realty Trust, Inc.	(25)	(3,216)
Iron Mountain, Inc.	(44)	(2,138)
National Retail Properties, Inc.	(119)	(5,150)
Orion Office REIT, Inc.	—	—
Realty Income Corp.	(24)	(1,624)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	83

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Simon Property Group, Inc.	(48)	(4,562)
SL Green Realty Corp.	(53)	(2,455)
		(19,145)
Food & Staples Retailing — (1.1)%
Albertsons Cos., Inc., Class A	(218)	(5,825)
Kroger Co. (The)	(126)	(5,977)
Walgreens Boots Alliance, Inc.	(147)	(5,564)
		(17,366)
Food Products — (0.7)%
Campbell Soup Co.	(106)	(5,094)
Conagra Brands, Inc.	(56)	(1,923)
General Mills, Inc.	(15)	(1,128)
Kellogg Co.	(38)	(2,699)
		(10,844)
Gas Utilities — (0.1)%
National Fuel Gas Co.	(37)	(2,476)
Health Care Equipment & Supplies — (0.3)%
Stryker Corp.	(25)	(4,875)
Health Care Providers & Services — (0.2)%
Quest Diagnostics, Inc.	(18)	(2,389)
Universal Health Services, Inc., Class B	(13)	(1,352)
		(3,741)
Household Durables — (0.2)%
KB Home	(30)	(842)
NVR, Inc. *	—	(841)
PulteGroup, Inc.	(20)	(807)
		(2,490)
Household Products — (0.8)%
Church & Dwight Co., Inc.	(17)	(1,606)
Clorox Co. (The)	(60)	(8,463)
Kimberly-Clark Corp.	(19)	(2,522)
		(12,591)
Industrial Conglomerates — (1.2)%
3M Co.	(92)	(11,873)
General Electric Co.	(116)	(7,394)
		(19,267)
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — (0.5)%
Allstate Corp. (The)	(27)	(3,393)
Chubb Ltd.	(22)	(4,437)
		(7,830)
Internet & Direct Marketing Retail — (0.2)%
eBay, Inc.	(83)	(3,447)
IT Services — (0.9)%
Cognizant Technology Solutions Corp., Class A	(29)	(1,940)
DXC Technology Co. *	(30)	(898)
Global Payments, Inc.	(13)	(1,467)
Paychex, Inc.	(35)	(3,939)
Snowflake, Inc., Class A *	(3)	(484)
Western Union Co. (The)	(392)	(6,457)
		(15,185)
Life Sciences Tools & Services — (0.3)%
Waters Corp. *	(16)	(5,411)
Machinery — (1.1)%
Caterpillar, Inc.	(8)	(1,428)
Donaldson Co., Inc.	(73)	(3,503)
IDEX Corp.	(18)	(3,240)
Illinois Tool Works, Inc.	(22)	(4,066)
PACCAR, Inc.	(45)	(3,690)
Stanley Black & Decker, Inc.	(23)	(2,441)
		(18,368)
Media — (1.4)%
Interpublic Group of Cos., Inc. (The)	(129)	(3,570)
Omnicom Group, Inc.	(191)	(12,131)
Paramount Global, Class B	(325)	(8,020)
		(23,721)
Multiline Retail — (0.0)% ^
Macy's, Inc.	(43)	(779)
Multi-Utilities — (0.3)%
Consolidated Edison, Inc.	(36)	(3,397)
WEC Energy Group, Inc.	(17)	(1,701)
		(5,098)
Oil, Gas & Consumable Fuels — (1.1)%
Devon Energy Corp.	(12)	(671)
Enbridge, Inc. (Canada)	(301)	(12,739)
Marathon Oil Corp.	(134)	(3,006)
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
TC Energy Corp. (Canada)	(31)	(1,595)
Valero Energy Corp.	(7)	(689)
		(18,700)
Pharmaceuticals — (0.1)%
Zoetis, Inc.	(10)	(1,741)
Professional Services — (0.4)%
Equifax, Inc.	(8)	(1,421)
TransUnion	(36)	(2,937)
Verisk Analytics, Inc.	(14)	(2,382)
		(6,740)
Road & Rail — (0.4)%
Canadian Pacific Railway Ltd. (Canada)	(44)	(3,084)
Werner Enterprises, Inc.	(84)	(3,223)
		(6,307)
Semiconductors & Semiconductor Equipment — (1.3)%
Broadcom, Inc.	(5)	(2,298)
Intel Corp.	(419)	(15,682)
QUALCOMM, Inc.	(13)	(1,616)
Texas Instruments, Inc.	(5)	(757)
Universal Display Corp.	(12)	(1,223)
		(21,576)
Software — (0.4)%
Ceridian HCM Holding, Inc. *	(67)	(3,141)
Oracle Corp.	(12)	(839)
Palantir Technologies, Inc., Class A *	(46)	(415)
Paycom Software, Inc. *	(9)	(2,621)
		(7,016)
Specialty Retail — (0.1)%
CarMax, Inc. *	(26)	(2,354)
Technology Hardware, Storage & Peripherals — (0.7)%
HP, Inc.	(161)	(5,298)
NetApp, Inc.	(70)	(4,566)
Xerox Holdings Corp.	(68)	(1,007)
		(10,871)
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.1)%
VF Corp.	(24)	(1,057)
Trading Companies & Distributors — (0.3)%
Fastenal Co.	(89)	(4,440)
Total Common Stocks (Proceeds $(438,133))		(370,095)
Total Short Positions (Proceeds $(438,133))		(370,095)
Total Investments — 99.9% (Cost $795,490)		1,634,688
Other Assets Less Liabilities — 0.1%		2,382
Net Assets — 100.0%		1,637,070

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $504,771.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	43	20,438
Raytheon Technologies Corp.	492	47,325
Textron, Inc.	273	16,690
		84,453
Air Freight & Logistics — 1.4%
FedEx Corp.	100	22,726
United Parcel Service, Inc., Class B	376	68,593
		91,319
Airlines — 0.1%
Southwest Airlines Co. *	274	9,890
Auto Components — 0.2%
Aptiv plc *	57	5,028
Magna International, Inc. (Canada)	183	10,061
		15,089
Automobiles — 1.8%
General Motors Co. *	329	10,437
Rivian Automotive, Inc., Class A *	61	1,577
Tesla, Inc. *	163	110,005
		122,019
Banks — 3.7%
Bank of America Corp.	2,373	73,886
Citigroup, Inc.	198	9,112
Fifth Third Bancorp	530	17,805
SVB Financial Group *	21	8,094
Truist Financial Corp.	486	23,042
US Bancorp	973	44,781
Wells Fargo & Co.	1,838	72,008
		248,728
Beverages — 2.1%
Coca-Cola Co. (The)	1,373	86,344
Constellation Brands, Inc., Class A	115	26,900
PepsiCo, Inc.	170	28,299
		141,543
Biotechnology — 2.9%
AbbVie, Inc.	632	96,800
Biogen, Inc. *	65	13,197
BioMarin Pharmaceutical, Inc. *	48	4,011
Neurocrine Biosciences, Inc. *	49	4,816
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	62	36,544
Vertex Pharmaceuticals, Inc. *	140	39,413
		194,781
Building Products — 0.8%
Lennox International, Inc.	7	1,426
Masco Corp.	291	14,757
Trane Technologies plc	287	37,262
		53,445
Capital Markets — 2.1%
Intercontinental Exchange, Inc.	214	20,119
Morgan Stanley	372	28,283
S&P Global, Inc.	136	45,726
State Street Corp.	362	22,331
T. Rowe Price Group, Inc.	214	24,351
		140,810
Chemicals — 1.8%
Air Products and Chemicals, Inc.	47	11,280
Celanese Corp.	46	5,473
DuPont de Nemours, Inc.	198	11,023
Eastman Chemical Co.	231	20,697
Linde plc (United Kingdom)	175	50,210
PPG Industries, Inc.	202	23,130
		121,813
Commercial Services & Supplies — 0.1%
Cintas Corp.	21	7,923
Communications Equipment — 0.1%
Motorola Solutions, Inc.	36	7,531
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	57	17,176
Consumer Finance — 0.8%
American Express Co.	315	43,665
Capital One Financial Corp.	118	12,288
		55,953
Containers & Packaging — 0.2%
Avery Dennison Corp.	69	11,088
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	360	98,210
Voya Financial, Inc.	100	5,972
		104,182
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	289	14,664
Electric Utilities — 1.9%
Evergy, Inc.	135	8,796
Exelon Corp.	1,109	50,292
FirstEnergy Corp.	484	18,569
NextEra Energy, Inc.	659	51,039
		128,696
Electrical Equipment — 0.6%
Eaton Corp. plc	324	40,833
Energy Equipment & Services — 0.1%
Baker Hughes Co.	239	6,900
Entertainment — 0.5%
Netflix, Inc. *	127	22,133
Walt Disney Co. (The) *	121	11,436
		33,569
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	183	24,542
Duke Realty Corp.	86	4,737
Equinix, Inc.	31	20,567
Equity LifeStyle Properties, Inc.	192	13,552
Host Hotels & Resorts, Inc.	582	9,129
Kimco Realty Corp.	535	10,565
Prologis, Inc.	375	44,086
SBA Communications Corp.	46	14,818
Sun Communities, Inc.	112	17,749
UDR, Inc.	88	4,066
Ventas, Inc.	412	21,203
		185,014
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	118	56,651
Walmart, Inc.	229	27,854
		84,505
Food Products — 0.8%
Hershey Co. (The)	55	11,812
Mondelez International, Inc., Class A	631	39,184
		50,996
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	293	31,893
ABIOMED, Inc. *	9	2,245
Baxter International, Inc.	454	29,173
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	713	26,561
Dexcom, Inc. *	76	5,688
Intuitive Surgical, Inc. *	149	29,876
Medtronic plc	187	16,806
Zimmer Biomet Holdings, Inc.	178	18,652
		160,894
Health Care Providers & Services — 3.6%
Centene Corp. *	502	42,439
Elevance Health, Inc.	86	41,646
Humana, Inc.	26	12,123
McKesson Corp.	57	18,692
UnitedHealth Group, Inc.	243	124,971
		239,871
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. *	14	24,426
Chipotle Mexican Grill, Inc. *	18	23,138
Expedia Group, Inc. *	121	11,446
Hilton Worldwide Holdings, Inc.	154	17,157
McDonald's Corp.	210	51,845
Royal Caribbean Cruises Ltd. *	44	1,555
Yum! Brands, Inc.	62	7,083
		136,650
Household Durables — 0.5%
DR Horton, Inc.	28	1,879
Lennar Corp., Class A	334	23,558
PulteGroup, Inc.	51	2,005
Toll Brothers, Inc.	160	7,145
		34,587
Household Products — 1.4%
Kimberly-Clark Corp.	182	24,661
Procter & Gamble Co. (The)	499	71,703
		96,364
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	122	21,228
Insurance — 2.2%
Aon plc, Class A	70	18,985
Arthur J Gallagher & Co.	62	10,060
Hartford Financial Services Group, Inc. (The)	489	32,007
Progressive Corp. (The)	478	55,596
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	65	6,189
Travelers Cos., Inc. (The)	159	26,798
		149,635
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	80	174,509
Alphabet, Inc., Class C *	60	131,853
Meta Platforms, Inc., Class A *	503	81,145
ZoomInfo Technologies, Inc., Class A *	199	6,611
		394,118
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	1,995	211,897
IT Services — 4.4%
Accenture plc, Class A	224	62,061
Affirm Holdings, Inc. *	169	3,047
Automatic Data Processing, Inc.	89	18,609
FleetCor Technologies, Inc. *	92	19,283
Mastercard, Inc., Class A	297	93,823
Visa, Inc., Class A	512	100,907
		297,730
Life Sciences Tools & Services — 2.0%
Danaher Corp.	208	52,707
Thermo Fisher Scientific, Inc.	150	81,265
		133,972
Machinery — 2.1%
Deere & Co.	181	54,260
Dover Corp.	112	13,612
Ingersoll Rand, Inc.	228	9,605
Otis Worldwide Corp.	459	32,395
Parker-Hannifin Corp.	114	27,945
Stanley Black & Decker, Inc.	37	3,906
		141,723
Media — 1.4%
Charter Communications, Inc., Class A *	90	42,353
Comcast Corp., Class A	1,299	50,970
Fox Corp., Class A	48	1,533
Interpublic Group of Cos., Inc. (The)	83	2,274
		97,130
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	251	7,360
Nucor Corp.	61	6,327
		13,687
Multiline Retail — 0.1%
Dollar General Corp.	23	5,576
Multi-Utilities — 1.1%
Ameren Corp.	250	22,635
CenterPoint Energy, Inc.	701	20,733
Sempra Energy	212	31,782
		75,150
Oil, Gas & Consumable Fuels — 4.1%
Cheniere Energy, Inc.	77	10,217
Chevron Corp.	392	56,708
ConocoPhillips	742	66,654
Diamondback Energy, Inc.	316	38,324
EOG Resources, Inc.	351	38,759
Exxon Mobil Corp.	330	28,261
Phillips 66	119	9,748
Pioneer Natural Resources Co.	131	29,297
		277,968
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	950	73,131
Eli Lilly & Co.	229	74,334
Johnson & Johnson	429	76,169
Merck & Co., Inc.	374	34,105
Pfizer, Inc.	438	22,947
		280,686
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	112	10,153
Leidos Holdings, Inc.	223	22,438
		32,591
Road & Rail — 1.0%
Lyft, Inc., Class A *	119	1,579
Norfolk Southern Corp.	166	37,649
Uber Technologies, Inc. *	142	2,900
Union Pacific Corp.	120	25,639
		67,767
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. *	576	44,048
Analog Devices, Inc.	375	54,821
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	63	5,719
Lam Research Corp.	103	43,669
Microchip Technology, Inc.	402	23,316
Micron Technology, Inc.	227	12,552
NVIDIA Corp.	460	69,712
NXP Semiconductors NV (China)	267	39,519
QUALCOMM, Inc.	144	18,440
Texas Instruments, Inc.	448	68,878
		380,674
Software — 8.8%
Adobe, Inc. *	95	34,593
Fortinet, Inc. *	144	8,168
Intuit, Inc.	119	46,003
Microsoft Corp.	1,796	461,141
Oracle Corp.	212	14,839
Salesforce, Inc. *	114	18,804
Workday, Inc., Class A *	73	10,185
		593,733
Specialty Retail — 2.8%
AutoNation, Inc. *	46	5,174
AutoZone, Inc. *	8	16,660
Best Buy Co., Inc.	303	19,735
Burlington Stores, Inc. *	36	4,891
Home Depot, Inc. (The)	80	21,964
Lowe's Cos., Inc.	357	62,344
O'Reilly Automotive, Inc. *	57	36,314
TJX Cos., Inc. (The)	379	21,151
		188,233
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	3,220	440,256
Seagate Technology Holdings plc	409	29,185
		469,441
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	339	34,600
Tobacco — 0.8%
Altria Group, Inc.	570	23,827
Philip Morris International, Inc.	320	31,566
		55,393
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	252	33,898
Total Common Stocks (Cost $5,216,248)		6,598,116
Short Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $117,988)	117,970	117,994
Total Investments — 99.5% (Cost $5,334,236)		6,716,110
Other Assets Less Liabilities — 0.5%		34,928
NET ASSETS — 100.0%		6,751,038

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	752	09/16/2022	USD	142,730	(2,838)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Auto Components — 1.1%
Aptiv plc *	22	1,980
Automobiles — 0.9%
Rivian Automotive, Inc., Class A *	10	250
Tesla, Inc. *	2	1,441
		1,691
Banks — 5.0%
Bank of America Corp.	145	4,524
Citigroup, Inc.	32	1,474
Fifth Third Bancorp	50	1,688
SVB Financial Group *	4	1,505
		9,191
Biotechnology — 1.3%
Amgen, Inc.	10	2,362
Building Products — 2.6%
Trane Technologies plc	32	4,236
Trex Co., Inc. *	11	588
		4,824
Capital Markets — 3.4%
Intercontinental Exchange, Inc.	17	1,574
Morgan Stanley	27	2,093
S&P Global, Inc.	6	1,972
State Street Corp.	11	682
		6,321
Chemicals — 0.7%
Linde plc (United Kingdom)	4	1,222
Containers & Packaging — 1.4%
Ball Corp.	38	2,600
Diversified Financial Services — 1.5%
Voya Financial, Inc.	48	2,829
Diversified Telecommunication Services — 1.9%
Verizon Communications, Inc.	69	3,497
Electric Utilities — 2.3%
NextEra Energy, Inc.	36	2,765
Xcel Energy, Inc.	20	1,449
		4,214
Electrical Equipment — 2.1%
Eaton Corp. plc	31	3,903
Entertainment — 1.6%
Walt Disney Co. (The) *	32	3,018
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.8%
American Tower Corp.	6	1,485
Boston Properties, Inc.	19	1,682
Equinix, Inc.	2	1,340
Prologis, Inc.	21	2,537
		7,044
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	10	4,726
Food Products — 0.8%
General Mills, Inc.	19	1,466
Health Care Equipment & Supplies — 2.9%
Boston Scientific Corp. *	95	3,550
Hologic, Inc. *	26	1,755
		5,305
Health Care Providers & Services — 2.9%
UnitedHealth Group, Inc.	11	5,398
Insurance — 3.4%
Marsh & McLennan Cos., Inc.	10	1,555
MetLife, Inc.	27	1,671
Progressive Corp. (The)	26	3,087
		6,313
Interactive Media & Services — 3.7%
Alphabet, Inc., Class A *	3	6,941
Internet & Direct Marketing Retail — 0.3%
Etsy, Inc. *	8	580
IT Services — 4.4%
Accenture plc, Class A	5	1,521
Affirm Holdings, Inc. * (a)	13	230
Mastercard, Inc., Class A	20	6,149
Shopify, Inc., Class A (Canada) *	7	216
		8,116
Life Sciences Tools & Services — 5.8%
Agilent Technologies, Inc.	14	1,694
Illumina, Inc. *	3	487
IQVIA Holdings, Inc. *	18	3,992
Thermo Fisher Scientific, Inc.	9	4,661
		10,834
Machinery — 4.0%
Deere & Co.	11	3,270
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Ingersoll Rand, Inc.	70	2,939
Xylem, Inc.	14	1,133
		7,342
Multiline Retail — 1.0%
Target Corp.	13	1,906
Multi-Utilities — 1.3%
Sempra Energy	17	2,491
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	9	2,221
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	66	5,047
Merck & Co., Inc.	55	5,041
		10,088
Road & Rail — 1.2%
Norfolk Southern Corp.	10	2,318
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	18	1,342
Lam Research Corp.	4	1,638
NVIDIA Corp.	9	1,387
NXP Semiconductors NV (China)	15	2,269
SolarEdge Technologies, Inc. *	3	868
Texas Instruments, Inc.	17	2,660
		10,164
Software — 10.6%
Autodesk, Inc. *	5	867
Cadence Design Systems, Inc. *	11	1,569
Coupa Software, Inc. *	9	496
Intuit, Inc.	5	1,993
Microsoft Corp.	57	14,723
		19,648
Specialty Retail — 3.9%
Best Buy Co., Inc.	21	1,394
Home Depot, Inc. (The)	13	3,442
TJX Cos., Inc. (The)	43	2,431
		7,267
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.	75	10,202
Seagate Technology Holdings plc	17	1,207
		11,409
Textiles, Apparel & Luxury Goods — 0.5%
VF Corp.	19	850
Total Common Stocks (Cost $185,835)		180,079
Short Term Investments — 1.5%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $2,533)	2,533	2,533
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $198)	198	198
Total Short Term Investments (Cost $2,731)		2,731
Total Investments — 98.6% (Cost $188,566)		182,810
Other Assets Less Liabilities — 1.4%		2,596
NET ASSETS — 100.0%		185,406

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $182.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	28	09/16/2022	USD	4,647	(62)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Aerospace & Defense — 4.4%
General Dynamics Corp.	177	39,244
Northrop Grumman Corp.	70	33,414
Raytheon Technologies Corp.	525	50,411
		123,069
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	200	36,526
Airlines — 0.8%
Southwest Airlines Co. *	635	22,953
Banks — 9.3%
Bank of America Corp.	1,389	43,255
Citigroup, Inc.	873	40,145
Citizens Financial Group, Inc.	298	10,638
M&T Bank Corp.	117	18,572
PNC Financial Services Group, Inc. (The)	208	32,879
Truist Financial Corp.	783	37,125
US Bancorp	386	17,765
Wells Fargo & Co.	1,585	62,093
		262,472
Beverages — 1.3%
Monster Beverage Corp. *	157	14,535
PepsiCo, Inc.	132	22,109
		36,644
Biotechnology — 3.4%
AbbVie, Inc.	282	43,134
Amgen, Inc.	68	16,621
Biogen, Inc. *	20	4,101
Vertex Pharmaceuticals, Inc. *	111	31,251
		95,107
Building Products — 0.3%
Trane Technologies plc	75	9,712
Capital Markets — 6.7%
BlackRock, Inc.	79	48,281
Charles Schwab Corp. (The)	364	22,962
Goldman Sachs Group, Inc. (The)	102	30,380
Morgan Stanley	599	45,564
S&P Global, Inc.	54	18,100
T. Rowe Price Group, Inc.	200	22,718
		188,005
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 2.4%
Air Products and Chemicals, Inc.	141	34,016
Axalta Coating Systems Ltd. *	1,516	33,514
		67,530
Commercial Services & Supplies — 0.7%
Republic Services, Inc.	143	18,676
Construction Materials — 0.9%
Vulcan Materials Co.	181	25,775
Consumer Finance — 1.8%
American Express Co.	194	26,821
Capital One Financial Corp.	223	23,280
		50,101
Containers & Packaging — 0.4%
Ball Corp.	155	10,646
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B *	182	49,689
Electric Utilities — 2.0%
Entergy Corp.	90	10,065
NextEra Energy, Inc.	312	24,186
Xcel Energy, Inc.	311	22,022
		56,273
Electrical Equipment — 1.0%
Eaton Corp. plc	222	27,948
Entertainment — 0.5%
Walt Disney Co. (The) *	139	13,113
Equity Real Estate Investment Trusts (REITs) — 1.4%
AvalonBay Communities, Inc.	50	9,626
Host Hotels & Resorts, Inc.	1,018	15,966
Ventas, Inc.	258	13,274
		38,866
Food & Staples Retailing — 1.0%
Walmart, Inc.	226	27,532
Food Products — 1.0%
Mondelez International, Inc., Class A	456	28,298
Health Care Equipment & Supplies — 3.4%
Becton Dickinson and Co.	93	22,850
Boston Scientific Corp. *	651	24,263
Medtronic plc	324	29,047
Zimmer Biomet Holdings, Inc.	174	18,343
		94,503
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 5.9%
Cigna Corp.	158	41,622
Elevance Health, Inc.	50	24,099
Humana, Inc.	60	28,070
UnitedHealth Group, Inc.	143	73,341
		167,132
Hotels, Restaurants & Leisure — 1.7%
Booking Holdings, Inc. *	11	18,520
McDonald's Corp.	121	29,951
		48,471
Household Durables — 0.4%
Newell Brands, Inc.	535	10,189
Household Products — 1.1%
Procter & Gamble Co. (The)	218	31,405
Insurance — 4.2%
Chubb Ltd.	156	30,700
Hartford Financial Services Group, Inc. (The)	412	26,986
Loews Corp.	224	13,275
Marsh & McLennan Cos., Inc.	86	13,281
MetLife, Inc.	358	22,453
Prudential Financial, Inc.	129	12,332
		119,027
Interactive Media & Services — 1.8%
Alphabet, Inc., Class C *	16	35,255
Meta Platforms, Inc., Class A *	91	14,706
		49,961
IT Services — 1.0%
Fidelity National Information Services, Inc.	94	8,649
International Business Machines Corp.	137	19,332
		27,981
Machinery — 2.5%
Dover Corp.	298	36,159
Parker-Hannifin Corp.	142	34,960
		71,119
Media — 1.4%
Comcast Corp., Class A	987	38,739
Multiline Retail — 0.9%
Dollar General Corp.	102	24,986
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.6%
CMS Energy Corp.	505	34,068
Public Service Enterprise Group, Inc.	159	10,079
		44,147
Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp.	193	27,988
ConocoPhillips	778	69,851
EOG Resources, Inc.	432	47,701
Exxon Mobil Corp.	681	58,295
Valero Energy Corp.	73	7,814
		211,649
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	884	68,047
Eli Lilly & Co.	97	31,435
Johnson & Johnson	306	54,395
Merck & Co., Inc.	95	8,680
Pfizer, Inc.	408	21,387
		183,944
Road & Rail — 1.0%
CSX Corp.	929	26,997
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	284	41,459
Lam Research Corp.	25	10,535
NXP Semiconductors NV (China)	176	26,144
Texas Instruments, Inc.	277	42,540
		120,678
Software — 1.1%
Microsoft Corp.	125	32,110
Specialty Retail — 4.8%
AutoZone, Inc. *	18	39,325
Home Depot, Inc. (The)	113	31,010
Lowe's Cos., Inc.	128	22,303
O'Reilly Automotive, Inc. *	22	14,278
TJX Cos., Inc. (The)	520	29,023
		135,939
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.	85	11,636
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	233	23,765
Tobacco — 1.4%
Philip Morris International, Inc.	407	40,162
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc. *	174	23,396
Total Common Stocks (Cost $2,415,242)		2,726,871
Short Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $76,404)	76,396	76,411
Total Investments — 99.6% (Cost $2,491,646)		2,803,282
Other Assets Less Liabilities — 0.4%		11,046
NET ASSETS — 100.0%		2,814,328

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is is managed by JP Morgan Chase Bank, N.A.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$173,256	$45,254,776	$7,127,198	$3,506,378
Investments in affiliates, at value	11,341	667,513	120,259	80,017
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	6,000	—
Cash	6	684	39	—
Foreign currency, at value	1	—	2	—
Deposits at broker for futures contracts	—	—	3,223	410
Receivables:
Due from custodian	—	—	—	3,184
Investment securities sold	—	55,986	—	134,022
Fund shares sold	851	33,747	4,504	15,430
Interest from non-affiliates	—	—	—	22,749
Dividends from non-affiliates	176	92,274	5,688	3,912
Dividends from affiliates	—(a)	28	26	3
Securities lending income (See Note 2.C)	—	—	—(a)	—
Variation margin on futures contracts	—	—	—	278
Total Assets	185,631	46,105,008	7,266,939	3,766,383
LIABILITIES:
Payables:
Distributions	—	—	—	1,350
Investment securities purchased	5,444	63,242	—	132,162
Collateral received on securities loaned (See Note 2.C)	—	—	6,000	—
Fund shares redeemed	63	45,715	1,948	20,104
Variation margin on futures contracts	—	—	362	—
Accrued liabilities:
Investment advisory fees	68	15,353	—	508
Administration fees	8	1,284	158	82
Distribution fees	7	1,819	194	642
Service fees	29	5,136	251	695
Custodian and accounting fees	4	258	47	16
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—(a)	—(a)
Other	85	787	195	233
Total Liabilities	5,708	133,594	9,155	155,792
Net Assets	$179,923	$45,971,414	$7,257,784	$3,610,591

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	97

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$155,785	$33,921,627	$4,463,432	$3,930,177
Total distributable earnings (loss)	24,138	12,049,787	2,794,352	(319,586)
Total Net Assets:	$179,923	$45,971,414	$7,257,784	$3,610,591
Net Assets:
Class A	$17,340	$4,562,270	$654,422	$905,284
Class C	6,298	1,206,824	86,737	756,008
Class I	121,161	17,614,254	1,121,519	1,859,617
Class R2	—	102,353	—	—
Class R3	—	232,772	—	—
Class R4	—	211,963	—	—
Class R5	—	1,300,595	—	160
Class R6	35,124	20,740,383	5,395,106	89,522
Total	$179,923	$45,971,414	$7,257,784	$3,610,591
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	611	215,725	11,533	65,627
Class C	237	58,360	1,545	54,806
Class I	4,155	816,980	19,740	134,776
Class R2	—	4,864	—	—
Class R3	—	11,016	—	—
Class R4	—	9,838	—	—
Class R5	—	60,275	—	12
Class R6	1,210	962,015	94,935	6,489
Net Asset Value (a):
Class A — Redemption price per share	$28.42	$21.15	$56.74	$13.79
Class C — Offering price per share (b)	26.57	20.68	56.14	13.79
Class I — Offering and redemption price per share	29.16	21.56	56.81	13.80
Class R2 — Offering and redemption price per share	—	21.04	—	—
Class R3 — Offering and redemption price per share	—	21.13	—	—
Class R4 — Offering and redemption price per share	—	21.54	—	—
Class R5 — Offering and redemption price per share	—	21.58	—	13.79
Class R6 — Offering and redemption price per share	29.01	21.56	56.83	13.80
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.99	$22.32	$59.88	$14.55
Cost of investments in non-affiliates	$148,498	$33,586,660	$4,164,016	$3,579,763
Cost of investments in affiliates	11,340	667,488	93,632	80,015
Cost of foreign currency	1	—	2	—
Investment securities on loan, at value (See Note 2.C)	—	—	5,442	—
Cost of investment of cash collateral (See Note 2.C)	—	—	6,000	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$16,095,362	$5,286,873	$2,629,550	$29,453,501
Investments in affiliates, at value	—	212,012	60,717	1,876,889
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	—	6,439
Options purchased, at value	503,744	250,491	152,908	—
Cash	6,458	1,273	457	1,724
Foreign currency, at value	10	4	2	—
Deposits at broker for futures contracts	3,392	1,988	3,129	—
Receivables:
Investment securities sold	2,458,074	1,208	370	—
Fund shares sold	21,521	35,947	38,672	43,909
Dividends from non-affiliates	16,049	5,590	2,781	17,110
Dividends from affiliates	77	8	2	79
Securities lending income (See Note 2.C)	—	—	—	1
Variation margin on futures contracts	1,246	1,963	—	—
Total Assets	19,105,933	5,797,357	2,888,588	31,399,652
LIABILITIES:
Payables:
Investment securities purchased	1,978,154	146,977	888	—
Collateral received on securities loaned (See Note 2.C)	—	—	—	6,439
Interfund lending	2,388	—	—	—
Fund shares redeemed	120,556	7,615	3,571	30,583
Variation margin on futures contracts	—	—	278	—
Outstanding options written, at fair value	501,568	16,699	31,364	—
Accrued liabilities:
Investment advisory fees	3,447	848	360	10,236
Administration fees	894	154	38	317
Distribution fees	616	213	83	1,233
Service fees	3,122	961	473	3,015
Custodian and accounting fees	109	24	18	191
Trustees’ and Chief Compliance Officer’s fees	—	—	—	—
Other	745	399	222	940
Total Liabilities	2,611,599	173,890	37,295	52,954
Net Assets	$16,494,334	$5,623,467	$2,851,293	$31,346,698
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	99

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$14,562,269	$6,096,749	$3,159,574	$25,253,261
Total distributable earnings (loss)	1,932,065	(473,282)	(308,281)	6,093,437
Total Net Assets:	$16,494,334	$5,623,467	$2,851,293	$31,346,698
Net Assets:
Class A	$1,647,387	$295,220	$110,840	$3,734,120
Class C	436,891	241,375	97,285	556,002
Class I	12,790,417	4,110,283	2,257,577	9,509,669
Class R2	—	—	—	90,916
Class R3	—	—	—	205,831
Class R4	—	—	—	137,633
Class R5	5,335	636	128	629,918
Class R6	1,614,304	975,953	385,463	16,482,609
Total	$16,494,334	$5,623,467	$2,851,293	$31,346,698
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	68,074	19,850	7,730	84,639
Class C	18,189	16,266	6,802	18,742
Class I	526,819	276,065	157,220	209,833
Class R2	—	—	—	2,191
Class R3	—	—	—	4,630
Class R4	—	—	—	3,044
Class R5	219	43	9	13,428
Class R6	66,340	65,486	26,817	346,934
Net Asset Value (a):
Class A — Redemption price per share	$24.20	$14.87	$14.34	$44.12
Class C — Offering price per share (b)	24.02	14.84	14.30	29.67
Class I — Offering and redemption price per share	24.28	14.89	14.36	45.32
Class R2 — Offering and redemption price per share	—	—	—	41.49
Class R3 — Offering and redemption price per share	—	—	—	44.45
Class R4 — Offering and redemption price per share	—	—	—	45.23
Class R5 — Offering and redemption price per share	24.32	14.89	14.37	46.91
Class R6 — Offering and redemption price per share	24.33	14.90	14.37	47.51
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.54	$15.69	$15.13	$46.56
Cost of investments in non-affiliates	$12,971,764	$5,921,651	$2,946,892	$24,304,559
Cost of investments in affiliates	—	212,012	60,717	1,876,903
Cost of options purchased	524,372	195,758	93,533	—
Cost of foreign currency	10	4	2	—
Investment securities on loan, at value (See Note 2.C)	—	—	—	5,817
Cost of investment of cash collateral (See Note 2.C)	—	—	—	6,439
Premiums received from options written	508,009	191,908	81,615	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,066,049	$193,334	$17,972,236	$935,814
Investments in affiliates, at value	130,474	2,967	594,276	38,483
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	—	638
Cash	122	3	502	29
Foreign currency, at value	—	—	—	1
Deposits at broker for futures contracts	—	295	11,214	2,110
Receivables:
Investment securities sold	—	—	82,926	—
Fund shares sold	8,417	24	13,200	52
Dividends from non-affiliates	4,694	257	15,561	520
Dividends from affiliates	6	—(a)	25	2
Securities lending income (See Note 2.C)	—	—	—	—(a)
Total Assets	3,209,762	196,880	18,689,940	977,649
LIABILITIES:
Payables:
Investment securities purchased	9,666	—	62,204	—
Collateral received on securities loaned (See Note 2.C)	—	—	—	638
Fund shares redeemed	2,457	160	10,736	193
Variation margin on futures contracts	—	21	1,184	252
Accrued liabilities:
Investment advisory fees	939	38	5,900	207
Administration fees	132	4	752	36
Distribution fees	105	16	683	46
Service fees	313	20	1,059	52
Custodian and accounting fees	20	6	111	8
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—	—
Other	112	117	402	68
Total Liabilities	13,744	382	83,031	1,500
Net Assets	$3,196,018	$196,498	$18,606,909	$976,149

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	101

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
NET ASSETS:
Paid-in-Capital	$2,946,450	$173,530	$13,205,671	$699,812
Total distributable earnings (loss)	249,568	22,968	5,401,238	276,337
Total Net Assets:	$3,196,018	$196,498	$18,606,909	$976,149
Net Assets:
Class A	$235,054	$49,916	$1,577,771	$92,344
Class C	79,663	7,147	351,674	19,522
Class I	1,275,387	94,291	1,863,855	86,649
Class L	—	—	1,578,191	—
Class R2	12,323	2,651	219,960	31,751
Class R3	6,010	—	157,177	—
Class R4	495	—	55,292	—
Class R5	23,073	3,610	911,961	103,007
Class R6	1,564,013	38,883	11,891,028	642,876
Total	$3,196,018	$196,498	$18,606,909	$976,149
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,133	1,879	90,244	1,861
Class C	4,683	276	21,126	408
Class I	72,748	3,506	106,172	1,698
Class L	—	—	89,689	—
Class R2	695	101	12,749	666
Class R3	344	—	9,033	—
Class R4	28	—	3,155	—
Class R5	1,300	134	51,807	2,059
Class R6	88,815	1,444	673,765	12,854
Net Asset Value (a):
Class A — Redemption price per share	$17.90	$26.56	$17.48	$49.61
Class C — Offering price per share (b)	17.01	25.93	16.65	47.82
Class I — Offering and redemption price per share	17.53	26.89	17.56	51.05
Class L — Offering and redemption price per share	—	—	17.60	—
Class R2 — Offering and redemption price per share	17.72	26.18	17.25	47.65
Class R3 — Offering and redemption price per share	17.49	—	17.40	—
Class R4 — Offering and redemption price per share	17.92	—	17.52	—
Class R5 — Offering and redemption price per share	17.75	26.95	17.60	50.02
Class R6 — Offering and redemption price per share	17.61	26.95	17.65	50.02
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.89	$28.03	$18.45	$52.36
Cost of investments in non-affiliates	$2,919,172	$173,950	$12,757,261	$687,640
Cost of investments in affiliates	130,466	2,967	594,247	38,481
Cost of foreign currency	—	—	—	1
Investment securities on loan, at value (See Note 2.C)	—	—	—	587
Cost of investment of cash collateral (See Note 2.C)	—	—	—	638

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,998,104	$6,598,116	$180,079	$2,726,871
Investments in affiliates, at value	6,679	117,994	2,533	76,411
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	198	—
Cash	37	102	2	79
Foreign currency, at value	6	5	1	—
Deposits at broker for futures contracts	—	6,709	241	—
Receivables:
Investment securities sold	8,347	658	1,060	1,516
Fund shares sold	406	24,436	2,665	13,000
Dividends from non-affiliates	1,663	7,181	196	3,735
Dividends from affiliates	—(a)	5	—(a)	3
Securities lending income (See Note 2.C)	—	—	—(a)	—
Total Assets	2,015,242	6,755,206	186,975	2,821,615
LIABILITIES:
Payables:
Securities sold short, at value	370,095	—	—	—
Dividend expense to non-affiliates on securities sold short	702	—	—	—
Investment securities purchased	4,096	872	993	2,842
Interest expense to non-affiliates on securities sold short	185	—	—	—
Collateral received on securities loaned (See Note 2.C)	—	—	198	—
Fund shares redeemed	1,738	976	224	2,799
Variation margin on futures contracts	—	693	26	—
Due to broker for securities sold short	7	—	—	—
Accrued liabilities:
Investment advisory fees	881	1,049	31	765
Administration fees	84	185	2	70
Distribution fees	72	31	11	198
Service fees	161	61	4	461
Custodian and accounting fees	18	29	6	16
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—	—
Other	133	272	74	136
Total Liabilities	378,172	4,168	1,569	7,287
Net Assets	$1,637,070	$6,751,038	$185,406	$2,814,328

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	103

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$614,457	$5,332,170	$199,275	$2,502,965
Total distributable earnings (loss)	1,022,613	1,418,868	(13,869)	311,363
Total Net Assets:	$1,637,070	$6,751,038	$185,406	$2,814,328
Net Assets:
Class A	$240,209	$145,624	$37,387	$723,238
Class C	28,297	—	4,668	71,714
Class I	970,509	611,102	98,142	1,440,632
Class R2	4,602	—	—	3,563
Class R3	—	—	—	8,698
Class R4	—	—	—	253
Class R5	27,541	—	—	4,409
Class R6	365,912	5,994,312	45,209	561,821
Total	$1,637,070	$6,751,038	$185,406	$2,814,328
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,326	5,044	767	12,012
Class C	1,828	—	98	1,350
Class I	51,952	20,887	1,992	22,502
Class R2	277	—	—	59
Class R3	—	—	—	136
Class R4	—	—	—	4
Class R5	1,457	—	—	68
Class R6	19,358	205,217	917	8,704
Net Asset Value (a):
Class A — Redemption price per share	$18.03	$28.88	$48.80	$60.21
Class C — Offering price per share (b)	15.48	—	47.61	53.16
Class I — Offering and redemption price per share	18.68	29.26	49.27	64.02
Class R2 — Offering and redemption price per share	16.59	—	—	60.30
Class R3 — Offering and redemption price per share	—	—	—	63.83
Class R4 — Offering and redemption price per share	—	—	—	64.04
Class R5 — Offering and redemption price per share	18.91	—	—	64.52
Class R6 — Offering and redemption price per share	18.90	29.21	49.27	64.55
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.03	$30.48	$51.50	$63.55
Cost of investments in non-affiliates	$1,226,944	$5,216,248	$185,835	$2,415,242
Cost of investments in affiliates	6,679	117,988	2,533	76,404
Cost of foreign currency	6	5	1	—
Investment securities on loan, at value	—	—	182	—
Cost of investment of cash collateral (See Note 2.C)	—	—	198	—
Proceeds from securities sold short	438,133	—	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$194,508
Dividend income from non-affiliates	1,592	1,193,944	108,426	33,216
Dividend income from affiliates	18	2,188	2,405	161
Income from securities lending (net) (See Note 2.C)	—	—	49	2
Total investment income	1,610	1,196,132	110,880	227,887
EXPENSES:
Investment advisory fees	749	196,546	3,092	5,431
Administration fees	112	16,182	5,797	1,629
Distribution fees:
Class A	31	12,276	1,909	1,328
Class C	36	10,728	802	3,447
Class R2	—	452	—	—
Class R3	—	673	—	—
Service fees:
Class A	31	12,276	1,909	1,328
Class C	12	3,576	268	1,149
Class I	243	47,301	3,394	2,783
Class R2	—	226	—	—
Class R3	—	673	—	—
Class R4	—	579	—	—
Class R5	—	1,578	—	—
Custodian and accounting fees	25	1,557	281	100
Interest expense to affiliates	—	—	4	—(a)
Professional fees	50	358	97	86
Trustees’ and Chief Compliance Officer’s fees	26	165	47	31
Printing and mailing costs	3	1,490	119	71
Registration and filing fees	52	1,654	216	692
Transfer agency fees (See Note 2.M)	4	809	231	65
Other	13	1,546	167	62
Total expenses	1,387	310,645	18,333	18,202
Less fees waived	(139)	(1,078)	(8,492)	(581)
Less expense reimbursements	—	—	(42)	—
Net expenses	1,248	309,567	9,799	17,621
Net investment income (loss)	362	886,565	101,081	210,266
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,520	1,238,681	(53,205)	(196,716)
Investments in affiliates	—	(292)	(840)	1
Futures contracts	—	—	1,729	(12,847)
Net realized gain (loss)	1,520	1,238,389	(52,316)	(209,562)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(21,485)	(2,960,355)	(898,482)	(142,900)
Investments in affiliates	1	(113)	(25,721)	2
Futures contracts	—	—	(919)	141
Change in net unrealized appreciation/depreciation	(21,484)	(2,960,468)	(925,122)	(142,757)
Net realized/unrealized gains (losses)	(19,964)	(1,722,079)	(977,438)	(352,319)
Change in net assets resulting from operations	$(19,602)	$(835,514)	$(876,357)	$(142,053)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	105

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—	$8
Dividend income from non-affiliates	252,138	52,290	27,928	270,438
Dividend income from affiliates	213	202	103	5,759
Income from securities lending (net) (See Note 2.C)	—	—	—	144
Total investment income	252,351	52,494	28,031	276,349
EXPENSES:
Investment advisory fees	46,664	9,239	4,967	168,383
Administration fees	11,819	2,772	1,490	14,872
Distribution fees:
Class A	4,541	522	204	12,017
Class C	3,691	1,292	511	5,602
Class R2	—	—	—	622
Class R3	—	—	—	650
Service fees:
Class A	4,541	522	204	12,017
Class C	1,230	430	170	1,867
Class I	36,231	7,315	3,867	27,144
Class R2	—	—	—	311
Class R3	—	—	—	650
Class R4	—	—	—	503
Class R5	6	1	—	862
Custodian and accounting fees	618	147	94	1,169
Interest expense to affiliates	—(a)	—	—	—
Professional fees	190	86	76	289
Trustees’ and Chief Compliance Officer’s fees	79	35	31	132
Printing and mailing costs	804	157	92	1,068
Registration and filing fees	880	1,180	736	1,984
Transfer agency fees (See Note 2.M)	245	38	19	704
Offering costs (See Note 2.K)	—	69	70	—
Other	688	119	54	1,054
Total expenses	112,227	23,924	12,585	251,900
Less fees waived	(203)	(808)	(597)	(26,043)
Less expense reimbursements	—	(74)	(72)	(15)
Net expenses	112,024	23,042	11,916	225,842
Net investment income (loss)	140,327	29,452	16,115	50,507
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	962,674	(129,673)	(46,588)	1,518,098
Investments in affiliates	—	—	—	(377)
Options purchased	399,733	(80,522)	(184,631)	—
Futures contracts	(6,484)	(6,625)	(3,007)	—
Options written	162,347	155,021	140,247	—
Net realized gain (loss)	1,518,270	(61,799)	(93,979)	1,517,721
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,740,155)	(687,185)	(342,220)	(9,342,995)
Investments in affiliates	—	—	—	(196)
Options purchased	(26,130)	73,443	63,887	—
Futures contracts	(1,797)	(145)	(335)	—
Options written	(1,406)	167,188	49,931	—
Change in net unrealized appreciation/depreciation	(2,769,488)	(446,699)	(228,737)	(9,343,191)
Net realized/unrealized gains (losses)	(1,251,218)	(508,498)	(322,716)	(7,825,470)
Change in net assets resulting from operations	$(1,110,891)	$(479,046)	$(306,601)	$(7,774,963)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$9	$1
Dividend income from non-affiliates	63,169	4,973	273,168	9,841
Dividend income from affiliates	302	9	1,142	71
Income from securities lending (net) (See Note 2.C)	25	—(a)	46	40
Total investment income	63,496	4,982	274,365	9,953
EXPENSES:
Investment advisory fees	13,536	712	83,788	3,713
Administration fees	2,538	178	12,728	928
Distribution fees:
Class A	556	146	4,432	294
Class C	512	74	2,994	210
Class R2	59	15	1,324	217
Class R3	8	—	450	—
Service fees:
Class A	556	146	4,432	294
Class C	171	25	998	70
Class I	3,262	300	4,923	355
Class L	—	—	1,899	—
Class R2	29	7	662	109
Class R3	8	—	450	—
Class R4	1	—	146	—
Class R5	25	4	1,081	143
Custodian and accounting fees	125	26	658	46
Interest expense to affiliates	1	—	1	—
Professional fees	70	71	181	58
Trustees’ and Chief Compliance Officer’s fees	33	26	85	29
Printing and mailing costs	93	8	235	44
Registration and filing fees	390	66	715	95
Transfer agency fees (See Note 2.M)	321	11	359	47
Other	116	21	500	37
Total expenses	22,410	1,836	123,041	6,689
Less fees waived	(2,339)	(502)	(6,910)	(798)
Less expense reimbursements	(18)	(1)	(126)	—
Net expenses	20,053	1,333	116,005	5,891
Net investment income (loss)	43,443	3,649	158,360	4,062
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	163,511	43,569	1,076,124	119,281
Investments in affiliates	(8)	—(a)	(137)	(5)
Futures contracts	—	(127)	(45,371)	(996)
Net realized gain (loss)	163,503	43,442	1,030,616	118,280
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(382,739)	(53,165)	(3,200,832)	(314,612)
Investments in affiliates	8	—	32	(1)
Futures contracts	—	(3)	3,430	(1,571)
Change in net unrealized appreciation/depreciation	(382,731)	(53,168)	(3,197,370)	(316,184)
Net realized/unrealized gains (losses)	(219,228)	(9,726)	(2,166,754)	(197,904)
Change in net assets resulting from operations	$(175,785)	$(6,077)	$(2,008,394)	$(193,842)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	107

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3	$—	$—
Dividend income from non-affiliates	36,848	83,193	2,329	45,713
Dividend income from affiliates	48	271	8	193
Income from securities lending (net) (See Note 2.C)	—	—	3	—
Total investment income	36,896	83,467	2,340	45,906
EXPENSES:
Investment advisory fees	15,781	14,947	536	8,798
Administration fees	1,821	4,484	134	1,650
Distribution fees:
Class A	803	419	86	1,558
Class C	269	—	36	402
Class R2	29	—	—	15
Class R3	—	—	—	18
Service fees:
Class A	803	419	86	1,558
Class C	90	—	12	134
Class I	3,833	1,794	257	2,778
Class R2	14	—	—	7
Class R3	—	—	—	18
Class R4	—	—	—	1
Class R5	34	—	—	2
Custodian and accounting fees	92	190	31	83
Interest expense to affiliates	—(a)	—(a)	—	—
Professional fees	68	88	51	62
Trustees’ and Chief Compliance Officer’s fees	32	42	25	31
Printing and mailing costs	56	34	35	96
Registration and filing fees	69	300	93	400
Transfer agency fees (See Note 2.M)	58	62	8	141
Dividend expense to non-affiliates on securities sold short	15,031	—	—	—
Interest expense to non-affiliates on securities sold short	3,215	—	—	—
Other	93	110	17	95
Total expenses	42,191	22,889	1,407	17,847
Less fees waived	(2,919)	(6,655)	(605)	(1,665)
Less expense reimbursements	(4)	—	(1)	(6)
Net expenses	39,268	16,234	801	16,176
Net investment income (loss)	(2,372)	67,233	1,539	29,730
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	576,813	232,668	(6,008)	873
Investments in affiliates	(2)	(46)	(1)	(21)
Futures contracts	(1,276)	(12,258)	(419)	—
Securities sold short	(47,163)	—	—	—
Net realized gain (loss)	528,372	220,364	(6,428)	852
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(856,556)	(1,098,448)	(32,652)	(206,747)
Investments in affiliates	—(a)	—(a)	(1)	7
Futures contracts	—	(3,803)	(126)	—
Securities sold short	109,819	—	—	—
Change in net unrealized appreciation/depreciation	(746,737)	(1,102,251)	(32,779)	(206,740)
Net realized/unrealized gains (losses)	(218,365)	(881,887)	(39,207)	(205,888)
Change in net assets resulting from operations	$(220,737)	$(814,654)	$(37,668)	$(176,158)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$362	$348	$886,565	$665,372
Net realized gain (loss)	1,520	17,317	1,238,389	933,009
Change in net unrealized appreciation/depreciation	(21,484)	22,946	(2,960,468)	10,722,892
Change in net assets resulting from operations	(19,602)	40,611	(835,514)	12,321,273
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,192)	(862)	(164,725)	(59,104)
Class C	(513)	(403)	(42,186)	(14,553)
Class I	(9,277)	(7,180)	(669,432)	(245,584)
Class R2	—	—	(2,569)	(921)
Class R3	—	—	(8,711)	(3,447)
Class R4	—	—	(8,137)	(3,022)
Class R5	—	—	(58,431)	(26,918)
Class R6	(3,810)	(3,356)	(826,895)	(310,281)
Total distributions to shareholders	(14,792)	(11,801)	(1,781,086)	(663,830)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	82,423	18,030	2,182,357	5,193,277
NET ASSETS:
Change in net assets	48,029	46,840	(434,243)	16,850,720
Beginning of period	131,894	85,054	46,405,657	29,554,937
End of period	$179,923	$131,894	$45,971,414	$46,405,657
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	109

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101,081	$86,869	$210,266	$34,890
Net realized gain (loss)	(52,316)	83,243	(209,562)	(4,048)
Change in net unrealized appreciation/depreciation	(925,122)	1,884,412	(142,757)	61,774
Change in net assets resulting from operations	(876,357)	2,054,524	(142,053)	92,616
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(17,775)	(8,535)	(51,883)	(3,484)
Class C	(1,864)	(710)	(42,257)	(2,300)
Class I	(36,175)	(15,010)	(109,468)	(25,702)
Class R5	—	—	(10)	(5)
Class R6	(150,588)	(74,066)	(6,808)	(3,425)
Total distributions to shareholders	(206,402)	(98,321)	(210,426)	(34,916)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,696,102	(315,633)	3,062,266	651,374
NET ASSETS:
Change in net assets	613,343	1,640,570	2,709,787	709,074
Beginning of period	6,644,441	5,003,871	900,804	191,730
End of period	$7,257,784	$6,644,441	$3,610,591	$900,804
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$140,327	$124,937	$29,452	$1,623
Net realized gain (loss)	1,518,270	(1,966,393)	(61,799)	(9,789)
Change in net unrealized appreciation/depreciation	(2,769,488)	4,396,300	(446,699)	41,762
Change in net assets resulting from operations	(1,110,891)	2,554,844	(479,046)	33,596
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,354)	(7,417)	(1,015)	(25)
Class C	(427)	(1,096)	(134)	(1)
Class I	(108,876)	(115,685)	(21,141)	(785)
Class R5	(54)	(47)	(5)	(1)
Class R6	(18,335)	(15,731)	(4,458)	(305)
Total distributions to shareholders	(137,046)	(139,976)	(26,753)	(1,117)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(552,652)	7,138,463	4,737,398	1,359,389
NET ASSETS:
Change in net assets	(1,800,589)	9,553,331	4,231,599	1,391,868
Beginning of period	18,294,923	8,741,592	1,391,868	—
End of period	$16,494,334	$18,294,923	$5,623,467	$1,391,868

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	111

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021 (a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,115	$641	$50,507	$(41,950)
Net realized gain (loss)	(93,979)	(7,884)	1,517,721	5,959,007
Change in net unrealized appreciation/depreciation	(228,737)	20,718	(9,343,191)	4,245,115
Change in net assets resulting from operations	(306,601)	13,475	(7,774,963)	10,162,172
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(392)	(15)	(708,158)	(229,243)
Class C	(57)	(3)	(155,323)	(49,805)
Class I	(11,480)	(417)	(1,544,842)	(484,046)
Class R2	—	—	(20,184)	(7,546)
Class R3	—	—	(39,213)	(8,542)
Class R4	—	—	(31,893)	(6,602)
Class R5	(1)	—	(117,247)	(48,291)
Class R6	(2,793)	(2)	(2,685,495)	(774,029)
Total distributions to shareholders	(14,723)	(437)	(5,302,355)	(1,608,104)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,606,051	553,528	7,007,636	5,597,146
NET ASSETS:
Change in net assets	2,284,727	566,566	(6,069,682)	14,151,214
Beginning of period	566,566	—	37,416,380	23,265,166
End of period	$2,851,293	$566,566	$31,346,698	$37,416,380

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,443	$19,708	$3,649	$4,072
Net realized gain (loss)	163,503	227,272	43,442	30,613
Change in net unrealized appreciation/depreciation	(382,731)	529,855	(53,168)	61,725
Change in net assets resulting from operations	(175,785)	776,835	(6,077)	96,410
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(16,253)	(755)	(14,584)	(1,695)
Class C	(4,773)	(69)	(2,524)	(287)
Class I	(104,910)	(4,846)	(30,625)	(4,082)
Class R2	(882)	(42)	(689)	(85)
Class R3	(34)	—	—	—
Class R4	(16)	—	—	—
Class R5	(1,981)	(193)	(1,033)	(141)
Class R6	(126,428)	(12,971)	(10,385)	(2,355)
Total distributions to shareholders	(255,277)	(18,876)	(59,840)	(8,645)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(714,390)	2,323,514	(13,864)	(67,252)
NET ASSETS:
Change in net assets	(1,145,452)	3,081,473	(79,781)	20,513
Beginning of period	4,341,470	1,259,997	276,279	255,766
End of period	$3,196,018	$4,341,470	$196,498	$276,279
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$158,360	$151,578	$4,062	$4,455
Net realized gain (loss)	1,030,616	2,016,851	118,280	196,953
Change in net unrealized appreciation/depreciation	(3,197,370)	4,026,205	(316,184)	220,654
Change in net assets resulting from operations	(2,008,394)	6,194,634	(193,842)	422,062
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(181,929)	(83,977)	(23,478)	(9,875)
Class C	(41,990)	(17,652)	(5,967)	(2,514)
Class I	(202,500)	(87,780)	(31,685)	(13,950)
Class L	(202,579)	(164,969)	—	—
Class R2	(26,985)	(14,883)	(9,121)	(4,145)
Class R3	(18,705)	(8,862)	—	—
Class R4	(6,517)	(1,911)	—	—
Class R5	(115,744)	(60,489)	(26,875)	(20,231)
Class R6	(1,409,196)	(727,732)	(145,336)	(67,081)
Total distributions to shareholders	(2,206,145)	(1,168,255)	(242,462)	(117,796)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,977,797	(121,490)	104,865	(111,060)
NET ASSETS:
Change in net assets	(1,236,742)	4,904,889	(331,439)	193,206
Beginning of period	19,843,651	14,938,762	1,307,588	1,114,382
End of period	$18,606,909	$19,843,651	$976,149	$1,307,588
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,372)	$(4,044)	$67,233	$58,068
Net realized gain (loss)	528,372	1,008,393	220,364	562,881
Change in net unrealized appreciation/depreciation	(746,737)	54,134	(1,102,251)	1,148,187
Change in net assets resulting from operations	(220,737)	1,058,483	(814,654)	1,769,136
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(81,344)	(77,084)	(20,391)	(7,423)
Class C	(10,063)	(9,299)	—	—
Class I	(393,194)	(515,371)	(89,423)	(25,017)
Class R2	(1,484)	(1,244)	—	—
Class R5	(7,963)	(9,627)	—	—
Class R6	(131,817)	(147,178)	(594,375)	(159,941)
Total distributions to shareholders	(625,865)	(759,803)	(704,189)	(192,381)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(167,574)	(697,740)	3,217,839	(889,477)
NET ASSETS:
Change in net assets	(1,014,176)	(399,060)	1,698,996	687,278
Beginning of period	2,651,246	3,050,306	5,052,042	4,364,764
End of period	$1,637,070	$2,651,246	$6,751,038	$5,052,042
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,539	$719	$29,730	$14,952
Net realized gain (loss)	(6,428)	4,226	852	44,116
Change in net unrealized appreciation/depreciation	(32,779)	19,592	(206,740)	351,990
Change in net assets resulting from operations	(37,668)	24,537	(176,158)	411,058
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,320)	(235)	(17,510)	(10,335)
Class C	(170)	(30)	(1,448)	(611)
Class I	(4,168)	(711)	(31,283)	(11,089)
Class R2	—	—	(74)	(33)
Class R3	—	—	(246)	(16)
Class R4	—	—	(8)	(24)
Class R5	—	—	(100)	(3)
Class R6 (a)	(1,394)	(247)	(12,025)	(4,026)
Total distributions to shareholders	(7,052)	(1,223)	(62,694)	(26,137)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	114,576	51,536	1,346,195	595,210
NET ASSETS:
Change in net assets	69,856	74,850	1,107,343	980,131
Beginning of period	115,550	40,700	1,706,985	726,854
End of period	$185,406	$115,550	$2,814,328	$1,706,985

(a)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,655	$3,527	$729,686	$1,280,565
Distributions reinvested	1,192	862	153,110	55,042
Cost of shares redeemed	(4,319)	(2,169)	(776,708)	(1,092,878)
Change in net assets resulting from Class A capital transactions	10,528	2,220	106,088	242,729
Class C
Proceeds from shares issued	2,980	419	107,183	243,967
Distributions reinvested	513	403	38,831	13,343
Cost of shares redeemed	(286)	(612)	(366,921)	(552,490)
Change in net assets resulting from Class C capital transactions	3,207	210	(220,907)	(295,180)
Class I
Proceeds from shares issued	59,967	9,125	4,277,091	5,967,956
Distributions reinvested	9,276	7,180	611,196	221,627
Cost of shares redeemed	(8,874)	(3,056)	(4,266,919)	(3,358,152)
Change in net assets resulting from Class I capital transactions	60,369	13,249	621,368	2,831,431
Class R2
Proceeds from shares issued	—	—	55,288	18,279
Distributions reinvested	—	—	2,523	901
Cost of shares redeemed	—	—	(25,869)	(37,123)
Change in net assets resulting from Class R2 capital transactions	—	—	31,942	(17,943)
Class R3
Proceeds from shares issued	—	—	59,868	94,161
Distributions reinvested	—	—	6,729	2,770
Cost of shares redeemed	—	—	(103,259)	(57,502)
Change in net assets resulting from Class R3 capital transactions	—	—	(36,662)	39,429
Class R4
Proceeds from shares issued	—	—	72,823	153,736
Distributions reinvested	—	—	8,137	3,022
Cost of shares redeemed	—	—	(107,227)	(68,895)
Change in net assets resulting from Class R4 capital transactions	—	—	(26,267)	87,863
Class R5
Proceeds from shares issued	—	—	273,919	365,652
Distributions reinvested	—	—	56,256	25,988
Cost of shares redeemed	—	—	(616,133)	(420,221)
Change in net assets resulting from Class R5 capital transactions	—	—	(285,958)	(28,581)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$7,495	$2,422	$6,295,923	$6,385,588
Distributions reinvested	3,808	3,353	795,963	296,277
Cost of shares redeemed	(2,984)	(3,424)	(5,099,133)	(4,348,336)
Change in net assets resulting from Class R6 capital transactions	8,319	2,351	1,992,753	2,333,529
Total change in net assets resulting from capital transactions	$82,423	$18,030	$2,182,357	$5,193,277
SHARE TRANSACTIONS:
Class A
Issued	422	112	32,056	66,002
Reinvested	36	29	6,715	2,827
Redeemed	(131)	(70)	(34,107)	(57,193)
Change in Class A Shares	327	71	4,664	11,636
Class C
Issued	100	13	4,817	12,513
Reinvested	16	15	1,740	703
Redeemed	(9)	(21)	(16,497)	(29,946)
Change in Class C Shares	107	7	(9,940)	(16,730)
Class I
Issued	1,823	283	184,268	299,334
Reinvested	272	239	26,306	11,118
Redeemed	(275)	(97)	(183,505)	(169,937)
Change in Class I Shares	1,820	425	27,069	140,515
Class R2
Issued	—	—	2,393	934
Reinvested	—	—	111	47
Redeemed	—	—	(1,142)	(1,951)
Change in Class R2 Shares	—	—	1,362	(970)
Class R3
Issued	—	—	2,633	4,910
Reinvested	—	—	295	142
Redeemed	—	—	(4,499)	(2,969)
Change in Class R3 Shares	—	—	(1,571)	2,083
Class R4
Issued	—	—	3,143	7,771
Reinvested	—	—	351	150
Redeemed	—	—	(4,626)	(3,389)
Change in Class R4 Shares	—	—	(1,132)	4,532
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	11,784	18,235
Reinvested	—	—	2,419	1,312
Redeemed	—	—	(26,600)	(21,287)
Change in Class R5 Shares	—	—	(12,397)	(1,740)
Class R6
Issued	229	76	270,256	319,793
Reinvested	112	112	34,266	14,863
Redeemed	(87)	(109)	(219,071)	(224,750)
Change in Class R6 Shares	254	79	85,451	109,906
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,713	$74,031	$903,577	$177,480
Distributions reinvested	17,193	8,283	51,745	3,413
Cost of shares redeemed	(96,507)	(119,065)	(133,894)	(25,791)
Change in net assets resulting from Class A capital transactions	3,399	(36,751)	821,428	155,102
Class C
Proceeds from shares issued	13,393	12,852	736,373	155,434
Distributions reinvested	1,551	573	42,175	2,275
Cost of shares redeemed	(25,208)	(39,283)	(104,072)	(8,379)
Change in net assets resulting from Class C capital transactions	(10,264)	(25,858)	674,476	149,330
Class I
Proceeds from shares issued	1,002,982	246,978	1,939,110	413,338
Distributions reinvested	34,655	14,184	107,196	25,319
Cost of shares redeemed	(713,355)	(612,226)	(530,901)	(135,112)
Change in net assets resulting from Class I capital transactions	324,282	(351,064)	1,515,405	303,545
Class R5
Proceeds from shares issued	—	—	97	54
Distributions reinvested	—	—	11	5
Cost of shares redeemed	—	—	(21)	—(a)
Change in net assets resulting from Class R5 capital transactions	—	—	87	59
Class R6
Proceeds from shares issued	2,125,519	1,831,702	61,071	47,093
Distributions reinvested	147,435	73,037	950	126
Cost of shares redeemed	(894,269)	(1,806,699)	(11,151)	(3,881)
Change in net assets resulting from Class R6 capital transactions	1,378,685	98,040	50,870	43,338
Total change in net assets resulting from capital transactions	$1,696,102	$(315,633)	$3,062,266	$651,374
SHARE TRANSACTIONS:
Class A
Issued	1,254	1,327	59,643	11,996
Reinvested	254	147	3,498	234
Redeemed	(1,462)	(2,136)	(8,945)	(1,795)
Change in Class A Shares	46	(662)	54,196	10,435
Class C
Issued	203	229	48,586	10,447
Reinvested	23	11	2,850	154
Redeemed	(388)	(738)	(7,026)	(568)
Change in Class C Shares	(162)	(498)	44,410	10,033

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class I
Issued	15,113	4,416	129,090	28,524
Reinvested	511	253	7,228	1,777
Redeemed	(11,065)	(11,138)	(35,676)	(9,545)
Change in Class I Shares	4,559	(6,469)	100,642	20,756
Class R5
Issued	—	—	6	4
Reinvested	—	—	1	—(a)
Redeemed	—	—	(1)	—(a)
Change in Class R5 Shares	—	—	6	4
Class R6
Issued	32,487	32,382	3,994	3,379
Reinvested	2,194	1,283	64	9
Redeemed	(13,096)	(30,349)	(741)	(269)
Change in Class R6 Shares	21,585	3,316	3,317	3,119

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$574,974	$1,460,355	$365,352	$54,055
Distributions reinvested	9,306	7,380	1,015	25
Cost of shares redeemed	(592,347)	(340,811)	(92,936)	(2,233)
Change in net assets resulting from Class A capital transactions	(8,067)	1,126,924	273,431	51,847
Class C
Proceeds from shares issued	38,503	242,865	235,920	57,384
Distributions reinvested	427	1,095	134	1
Cost of shares redeemed	(72,125)	(53,065)	(28,929)	(1,122)
Change in net assets resulting from Class C capital transactions	(33,195)	190,895	207,125	56,263
Class I
Proceeds from shares issued	3,633,533	8,854,409	5,016,234	1,069,346
Distributions reinvested	105,652	111,688	21,057	783
Cost of shares redeemed	(4,412,213)	(3,681,719)	(1,543,931)	(75,413)
Change in net assets resulting from Class I capital transactions	(673,028)	5,284,378	3,493,360	994,716
Class R5
Proceeds from shares issued	1,099	3,519	152	545
Distributions reinvested	54	47	5	1
Cost of shares redeemed	(1,444)	(1,189)	(10)	(21)
Change in net assets resulting from Class R5 capital transactions	(291)	2,377	147	525
Class R6
Proceeds from shares issued	1,118,361	1,000,413	1,278,117	261,104
Distributions reinvested	8,295	7,536	4,411	300
Cost of shares redeemed	(964,727)	(474,060)	(519,193)	(5,366)
Change in net assets resulting from Class R6 capital transactions	161,929	533,889	763,335	256,038
Total change in net assets resulting from capital transactions	$(552,652)	$7,138,463	$4,737,398	$1,359,389
SHARE TRANSACTIONS:
Class A
Issued	22,386	60,745	22,315	3,452
Reinvested	362	303	64	2
Redeemed	(23,352)	(14,054)	(5,841)	(142)
Change in Class A Shares	(604)	46,994	16,538	3,312
Class C
Issued	1,483	10,337	14,471	3,672
Reinvested	17	48	9	—(b)
Redeemed	(2,834)	(2,234)	(1,814)	(72)
Change in Class C Shares	(1,334)	8,151	12,666	3,600

(a)
Commencement of operations was February 26, 2021.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
SHARE TRANSACTIONS: (continued)
Class I
Issued	139,740	374,344	308,174	68,491
Reinvested	4,091	4,623	1,329	49
Redeemed	(172,020)	(151,283)	(97,196)	(4,782)
Change in Class I Shares	(28,189)	227,684	212,307	63,758
Class R5
Issued	41	144	11	34
Reinvested	2	2	—	—(b)
Redeemed	(56)	(49)	(1)	(1)
Change in Class R5 Shares	(13)	97	10	33
Class R6
Issued	42,491	41,538	80,367	16,725
Reinvested	320	308	281	19
Redeemed	(37,604)	(19,494)	(31,566)	(340)
Change in Class R6 Shares	5,207	22,352	49,082	16,404

(a)
Commencement of operations was February 26, 2021.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$152,621	$22,160	$884,596	$1,542,784
Distributions reinvested	390	15	647,832	209,959
Cost of shares redeemed	(48,794)	(998)	(1,080,397)	(1,237,783)
Change in net assets resulting from Class A capital transactions	104,217	21,177	452,031	514,960
Class C
Proceeds from shares issued	100,232	19,425	144,403	263,027
Distributions reinvested	57	3	142,887	45,342
Cost of shares redeemed	(10,009)	(464)	(201,740)	(425,827)
Change in net assets resulting from Class C capital transactions	90,280	18,964	85,550	(117,458)
Class I
Proceeds from shares issued	2,794,989	575,746	4,068,962	3,946,027
Distributions reinvested	11,423	415	1,417,105	446,730
Cost of shares redeemed	(817,648)	(64,565)	(3,159,637)	(3,034,183)
Change in net assets resulting from Class I capital transactions	1,988,764	511,596	2,326,430	1,358,574
Class R2
Proceeds from shares issued	—	—	30,734	43,616
Distributions reinvested	—	—	19,387	7,039
Cost of shares redeemed	—	—	(44,228)	(76,963)
Change in net assets resulting from Class R2 capital transactions	—	—	5,893	(26,308)
Class R3
Proceeds from shares issued	—	—	103,911	184,953
Distributions reinvested	—	—	25,509	5,581
Cost of shares redeemed	—	—	(95,868)	(59,342)
Change in net assets resulting from Class R3 capital transactions	—	—	33,552	131,192
Class R4
Proceeds from shares issued	—	—	74,719	134,173
Distributions reinvested	—	—	30,607	6,602
Cost of shares redeemed	—	—	(103,146)	(35,061)
Change in net assets resulting from Class R4 capital transactions	—	—	2,180	105,714
Class R5
Proceeds from shares issued	125	20	107,123	241,401
Distributions reinvested	1	—	114,077	46,287
Cost of shares redeemed	(3)	—	(270,483)	(375,742)
Change in net assets resulting from Class R5 capital transactions	123	20	(49,283)	(88,054)

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$599,903	$1,769	$5,208,807	$6,503,315
Distributions reinvested	2,790	2	2,586,303	744,666
Cost of shares redeemed	(180,026)	—	(3,643,827)	(3,529,455)
Change in net assets resulting from Class R6 capital transactions	422,667	1,771	4,151,283	3,718,526
Total change in net assets resulting from capital transactions	$2,606,051	$553,528	$7,007,636	$5,597,146
SHARE TRANSACTIONS:
Class A
Issued	9,510	1,406	15,300	26,713
Reinvested	25	1	10,841	3,666
Redeemed	(3,149)	(63)	(18,900)	(21,267)
Change in Class A Shares	6,386	1,344	7,241	9,112
Class C
Issued	6,240	1,235	3,495	6,214
Reinvested	4	—	3,546	1,097
Redeemed	(648)	(29)	(5,181)	(10,236)
Change in Class C Shares	5,596	1,206	1,860	(2,925)
Class I
Issued	175,714	36,861	73,523	66,612
Reinvested	739	26	23,118	7,640
Redeemed	(52,035)	(4,085)	(54,269)	(51,094)
Change in Class I Shares	124,418	32,802	42,372	23,158
Class R2
Issued	—	—	544	788
Reinvested	—	—	344	129
Redeemed	—	—	(819)	(1,379)
Change in Class R2 Shares	—	—	69	(462)
Class R3
Issued	—	—	1,788	3,136
Reinvested	—	—	424	97
Redeemed	—	—	(1,671)	(1,008)
Change in Class R3 Shares	—	—	541	2,225
Class R4
Issued	—	—	1,218	2,275
Reinvested	—	—	500	113
Redeemed	—	—	(1,802)	(586)
Change in Class R4 Shares	—	—	(84)	1,802

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	8	1	1,736	3,948
Reinvested	—	—	1,799	769
Redeemed	—	—	(4,277)	(6,111)
Change in Class R5 Shares	8	1	(742)	(1,394)
Class R6
Issued	37,661	112	85,434	104,867
Reinvested	179	—	40,298	12,253
Redeemed	(11,135)	—	(59,337)	(57,075)
Change in Class R6 Shares	26,705	112	66,395	60,045

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$95,190	$81,668	$4,279	$7,017
Distributions reinvested	15,868	737	14,005	1,624
Cost of shares redeemed	(63,146)	(49,625)	(13,163)	(15,672)
Change in net assets resulting from Class A capital transactions	47,912	32,780	5,121	(7,031)
Class C
Proceeds from shares issued	38,979	24,043	202	1,778
Distributions reinvested	4,769	68	2,517	283
Cost of shares redeemed	(16,037)	(13,265)	(4,058)	(5,408)
Change in net assets resulting from Class C capital transactions	27,711	10,846	(1,339)	(3,347)
Class I
Proceeds from shares issued	1,016,347	1,171,550	8,287	12,129
Distributions reinvested	102,595	4,779	30,407	4,054
Cost of shares redeemed	(1,102,687)	(229,227)	(38,846)	(43,512)
Change in net assets resulting from Class I capital transactions	16,255	947,102	(152)	(27,329)
Class R2
Proceeds from shares issued	5,688	3,822	589	546
Distributions reinvested	879	42	689	78
Cost of shares redeemed	(3,741)	(18,227)	(826)	(1,206)
Change in net assets resulting from Class R2 capital transactions	2,826	(14,363)	452	(582)
Class R3
Proceeds from shares issued	6,937	1	—	—
Distributions reinvested	35	—(a)	—	—
Cost of shares redeemed	(671)	(9)	—	—
Change in net assets resulting from Class R3 capital transactions	6,301	(8)	—	—
Class R4
Proceeds from shares issued	448	291	—	—
Distributions reinvested	16	—(a)	—	—
Cost of shares redeemed	(52)	(12,452)	—	—
Change in net assets resulting from Class R4 capital transactions	412	(12,161)	—	—
Class R5
Proceeds from shares issued	10,080	9,493	629	722
Distributions reinvested	1,960	191	1,031	141
Cost of shares redeemed	(10,433)	(13,602)	(928)	(2,434)
Change in net assets resulting from Class R5 capital transactions	1,607	(3,918)	732	(1,571)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$423,123	$1,547,366	$14,684	$14,127
Distributions reinvested	121,735	12,895	10,380	2,353
Cost of shares redeemed	(1,362,272)	(197,025)	(43,742)	(43,872)
Change in net assets resulting from Class R6 capital transactions	(817,414)	1,363,236	(18,678)	(27,392)
Total change in net assets resulting from capital transactions	$(714,390)	$2,323,514	$(13,864)	$(67,252)
SHARE TRANSACTIONS:
Class A
Issued	4,825	4,245	133	230
Reinvested	850	46	473	56
Redeemed	(3,200)	(3,017)	(409)	(535)
Change in Class A Shares	2,475	1,274	197	(249)
Class C
Issued	2,075	1,298	7	57
Reinvested	270	5	87	10
Redeemed	(857)	(883)	(132)	(188)
Change in Class C Shares	1,488	420	(38)	(121)
Class I
Issued	53,097	62,079	259	378
Reinvested	5,605	273	1,014	139
Redeemed	(56,544)	(12,774)	(1,241)	(1,437)
Change in Class I Shares	2,158	49,578	32	(920)
Class R2
Issued	289	222	19	17
Reinvested	48	3	24	3
Redeemed	(193)	(1,084)	(25)	(41)
Change in Class R2 Shares	144	(859)	18	(21)
Class R3
Issued	375	1	—	—
Reinvested	2	—(a)	—	—
Redeemed	(34)	(1)	—	—
Change in Class R3 Shares	343	—(a)	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	23	20	—	—
Reinvested	1	—(a)	—	—
Redeemed	(3)	(942)	—	—
Change in Class R4 Shares	21	(922)	—	—
Class R5
Issued	512	517	20	22
Reinvested	105	12	34	5
Redeemed	(531)	(784)	(30)	(84)
Change in Class R5 Shares	86	(255)	24	(57)
Class R6
Issued	21,980	76,592	454	434
Reinvested	6,609	760	345	80
Redeemed	(68,921)	(11,736)	(1,239)	(1,493)
Change in Class R6 Shares	(40,332)	65,616	(440)	(979)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$482,477	$448,946	$19,969	$20,023
Distributions reinvested	169,592	78,212	17,212	7,327
Cost of shares redeemed	(353,120)	(1,212,979)	(21,806)	(28,020)
Change in net assets resulting from Class A capital transactions	298,949	(685,821)	15,375	(670)
Class C
Proceeds from shares issued	120,939	101,446	1,206	1,789
Distributions reinvested	40,972	17,249	5,682	2,298
Cost of shares redeemed	(93,186)	(111,778)	(7,337)	(12,341)
Change in net assets resulting from Class C capital transactions	68,725	6,917	(449)	(8,254)
Class I
Proceeds from shares issued	1,070,339	676,639	24,295	13,566
Distributions reinvested	194,327	83,781	29,393	12,855
Cost of shares redeemed	(712,132)	(445,901)	(84,539)	(41,096)
Change in net assets resulting from Class I capital transactions	552,534	314,519	(30,851)	(14,675)
Class L
Proceeds from shares issued	395,544	1,503,646	—	—
Distributions reinvested	188,644	156,873	—	—
Cost of shares redeemed	(546,594)	(1,609,341)	—	—
Change in net assets resulting from Class L capital transactions	37,594	51,178	—	—
Class R2
Proceeds from shares issued	37,995	43,197	8,001	11,220
Distributions reinvested	26,872	14,784	9,089	4,130
Cost of shares redeemed	(63,181)	(74,678)	(14,963)	(20,777)
Change in net assets resulting from Class R2 capital transactions	1,686	(16,697)	2,127	(5,427)
Class R3
Proceeds from shares issued	42,673	40,112	—	—
Distributions reinvested	17,015	7,878	—	—
Cost of shares redeemed	(41,106)	(32,479)	—	—
Change in net assets resulting from Class R3 capital transactions	18,582	15,511	—	—
Class R4
Proceeds from shares issued	29,348	19,615	—	—
Distributions reinvested	6,517	1,911	—	—
Cost of shares redeemed	(12,601)	(6,093)	—	—
Change in net assets resulting from Class R4 capital transactions	23,264	15,433	—	—
Class R5
Proceeds from shares issued	150,643	152,803	11,706	28,851
Distributions reinvested	108,890	56,125	26,832	20,215
Cost of shares redeemed	(227,974)	(201,053)	(56,584)	(119,468)
Change in net assets resulting from Class R5 capital transactions	31,559	7,875	(18,046)	(70,402)
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$3,344,796	$3,065,302	$91,331	$45,323
Distributions reinvested	1,391,583	720,789	140,885	61,717
Cost of shares redeemed	(2,791,475)	(3,616,496)	(95,507)	(118,672)
Change in net assets resulting from Class R6 capital transactions	1,944,904	169,595	136,709	(11,632)
Total change in net assets resulting from capital transactions	$2,977,797	$(121,490)	$104,865	$(111,060)
SHARE TRANSACTIONS:
Class A
Issued	22,953	23,673	309	314
Reinvested	7,869	4,247	258	119
Redeemed	(16,917)	(66,851)	(339)	(431)
Change in Class A Shares	13,905	(38,931)	228	2
Class C
Issued	5,981	5,407	19	28
Reinvested	1,991	981	88	38
Redeemed	(4,695)	(6,150)	(120)	(200)
Change in Class C Shares	3,277	238	(13)	(134)
Class I
Issued	51,626	34,804	370	202
Reinvested	8,991	4,522	427	204
Redeemed	(34,649)	(22,963)	(1,296)	(615)
Change in Class I Shares	25,968	16,363	(499)	(209)
Class L
Issued	18,648	82,220	—	—
Reinvested	8,703	8,466	—	—
Redeemed	(25,845)	(82,827)	—	—
Change in Class L Shares	1,506	7,859	—	—
Class R2
Issued	1,831	2,286	127	177
Reinvested	1,262	815	141	69
Redeemed	(3,011)	(3,942)	(243)	(324)
Change in Class R2 Shares	82	(841)	25	(78)
Class R3
Issued	2,026	2,150	—	—
Reinvested	793	430	—	—
Redeemed	(1,947)	(1,724)	—	—
Change in Class R3 Shares	872	856	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	1,342	984	—	—
Reinvested	302	103	—	—
Redeemed	(597)	(311)	—	—
Change in Class R4 Shares	1,047	776	—	—
Class R5
Issued	7,164	7,725	173	442
Reinvested	5,022	3,019	398	326
Redeemed	(10,744)	(10,515)	(768)	(1,790)
Change in Class R5 Shares	1,442	229	(197)	(1,022)
Class R6
Issued	158,265	159,157	1,476	690
Reinvested	64,061	38,637	2,090	993
Redeemed	(130,138)	(183,543)	(1,286)	(1,768)
Change in Class R6 Shares	92,188	14,251	2,280	(85)
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,817	$67,074	$43,303	$52,721
Distributions reinvested	75,295	71,308	20,245	7,384
Cost of shares redeemed	(87,007)	(103,562)	(62,282)	(123,854)
Change in net assets resulting from Class A capital transactions	21,105	34,820	1,266	(63,749)
Class C
Proceeds from shares issued	8,585	5,606	—	—
Distributions reinvested	9,642	9,039	—	—
Cost of shares redeemed	(12,318)	(43,234)	—	—
Change in net assets resulting from Class C capital transactions	5,909	(28,589)	—	—
Class I
Proceeds from shares issued	207,573	241,025	217,181	127,129
Distributions reinvested	379,324	497,011	61,537	17,371
Cost of shares redeemed	(792,690)	(946,028)	(196,491)	(230,638)
Redemptions in-kind	—	(487,288)	—	—
Conversion from Class L Shares	—	—	—	368,073
Change in net assets resulting from Class I capital transactions	(205,793)	(695,280)	82,227	281,935
Class L (a)
Proceeds from shares issued	—	—	—	534
Cost of shares redeemed	—	—	—	(28,170)
Conversion to Class I Shares	—	—	—	(368,073)
Change in net assets resulting from Class L capital transactions	—	—	—	(395,709)
Class R2
Proceeds from shares issued	794	614	—	—
Distributions reinvested	1,468	1,205	—	—
Cost of shares redeemed	(1,302)	(1,100)	—	—
Change in net assets resulting from Class R2 capital transactions	960	719	—	—
Class R5
Proceeds from shares issued	7,576	5,546	—	—
Distributions reinvested	7,761	9,489	—	—
Cost of shares redeemed	(10,062)	(23,795)	—	—
Change in net assets resulting from Class R5 capital transactions	5,275	(8,760)	—	—
Class R6
Proceeds from shares issued	85,411	127,531	3,036,307	738,779
Distributions reinvested	95,950	112,990	592,731	159,481
Cost of shares redeemed	(176,391)	(241,171)	(494,692)	(1,610,214)
Change in net assets resulting from Class R6 capital transactions	4,970	(650)	3,134,346	(711,954)
Total change in net assets resulting from capital transactions	$(167,574)	$(697,740)	$3,217,839	$(889,477)

(a)
On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,372	2,537	1,280	1,755
Reinvested	3,292	3,151	572	240
Redeemed	(3,827)	(4,090)	(1,752)	(3,944)
Change in Class A Shares	837	1,598	100	(1,949)
Class C
Issued	418	242	—	—
Reinvested	490	446	—	—
Redeemed	(612)	(1,763)	—	—
Change in Class C Shares	296	(1,075)	—	—
Class I
Issued	8,504	9,169	6,105	4,149
Reinvested	16,025	21,400	1,716	556
Redeemed	(34,415)	(36,191)	(5,545)	(7,272)
Redemptions in-kind	—	(19,946)	—	—
Conversion from Class L Shares	—	—	—	13,572
Change in Class I Shares	(9,886)	(25,568)	2,276	11,005
Class L (a)
Issued	—	—	—	20
Redeemed	—	—	—	(1,046)
Conversion to Class I Shares	—	—	—	(13,599)
Change in Class L Shares	—	—	—	(14,625)
Class R2
Issued	32	26	—	—
Reinvested	70	56	—	—
Redeemed	(56)	(45)	—	—
Change in Class R2 Shares	46	37	—	—
Class R5
Issued	326	211	—	—
Reinvested	324	405	—	—
Redeemed	(424)	(911)	—	—
Change in Class R5 Shares	226	(295)	—	—
Class R6
Issued	3,406	4,669	88,874	22,714
Reinvested	4,010	4,828	16,596	5,100
Redeemed	(7,397)	(9,673)	(13,867)	(47,943)
Change in Class R6 Shares	19	(176)	91,603	(20,129)

(a)
On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,657	$9,507	$314,010	$43,922
Distributions reinvested	1,294	226	16,637	9,932
Cost of shares redeemed	(7,152)	(1,965)	(71,928)	(188,211)
Change in net assets resulting from Class A capital transactions	21,799	7,768	258,719	(134,357)
Class C
Proceeds from shares issued	3,680	1,229	50,471	11,138
Distributions reinvested	170	30	1,297	525
Cost of shares redeemed	(1,826)	(1,166)	(11,285)	(10,570)
Change in net assets resulting from Class C capital transactions	2,024	93	40,483	1,093
Class I
Proceeds from shares issued	115,790	51,880	1,347,016	663,191
Distributions reinvested	4,010	688	28,112	10,612
Cost of shares redeemed	(58,741)	(30,906)	(675,873)	(99,019)
Change in net assets resulting from Class I capital transactions	61,059	21,662	699,255	574,784
Class R2
Proceeds from shares issued	—	—	2,732	1,007
Distributions reinvested	—	—	74	33
Cost of shares redeemed	—	—	(945)	(694)
Change in net assets resulting from Class R2 capital transactions	—	—	1,861	346
Class R3
Proceeds from shares issued	—	—	10,796	943
Distributions reinvested	—	—	216	10
Cost of shares redeemed	—	—	(2,711)	(166)
Change in net assets resulting from Class R3 capital transactions	—	—	8,301	787
Class R4
Proceeds from shares issued	—	—	292	133
Distributions reinvested	—	—	8	24
Cost of shares redeemed	—	—	(137)	(1,482)
Change in net assets resulting from Class R4 capital transactions	—	—	163	(1,325)
Class R5
Proceeds from shares issued	—	—	5,175	78
Distributions reinvested	—	—	99	3
Cost of shares redeemed	—	—	(584)	(23)
Change in net assets resulting from Class R5 capital transactions	—	—	4,690	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6 (a)
Proceeds from shares issued	$34,299	$23,682	$391,201	$310,989
Distributions reinvested	1,393	247	11,652	3,841
Cost of shares redeemed	(5,998)	(1,916)	(70,130)	(34,999)
Redemptions in-kind	—	—	—	(126,007)
Change in net assets resulting from Class R6 capital transactions	29,694	22,013	332,723	153,824
Total change in net assets resulting from capital transactions	$114,576	$51,536	$1,346,195	$595,210
SHARE TRANSACTIONS:
Class A
Issued	463	180	4,783	799
Reinvested	21	4	255	184
Redeemed	(125)	(37)	(1,108)	(3,804)
Change in Class A Shares	359	147	3,930	(2,821)
Class C
Issued	61	23	868	216
Reinvested	3	1	22	11
Redeemed	(32)	(24)	(195)	(224)
Change in Class C Shares	32	—(b)	695	3
Class I
Issued	1,929	1,006	19,213	11,291
Reinvested	63	14	406	179
Redeemed	(1,046)	(595)	(9,783)	(1,602)
Change in Class I Shares	946	425	9,836	9,868
Class R2
Issued	—	—	41	19
Reinvested	—	—	1	1
Redeemed	—	—	(14)	(13)
Change in Class R2 Shares	—	—	28	7
Class R3
Issued	—	—	152	16
Reinvested	—	—	3	—(b)
Redeemed	—	—	(40)	(3)
Change in Class R3 Shares	—	—	115	13
Class R4
Issued	—	—	4	3
Redeemed	—	—	(2)	(25)
Change in Class R4 Shares	—	—	2	(22)

(a)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	72	1
Reinvested	—	—	1	—(a)
Redeemed	—	—	(8)	—(a)
Change in Class R5 Shares	—	—	65	1
Class R6 (b)
Issued	578	451	5,559	5,348
Reinvested	22	5	167	65
Redeemed	(104)	(35)	(1,004)	(596)
Redemptions in-kind	—	—	—	(2,169)
Change in Class R6 Shares	496	421	4,722	2,648

(a)
Amount rounds to less than one thousand.
(b)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	137

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(220,737)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(1,727,608)
Proceeds from disposition of investment securities	2,744,412
Covers of investment securities sold short	(938,816)
Proceeds from investment securities sold short	717,154
Purchases of short-term investments — affiliates, net	4,899
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	856,556
Change in unrealized (appreciation)/depreciation on investment securities sold short	(109,819)
Net realized (gain)/loss on investments in non-affiliates	(576,813)
Net realized (gain)/loss on investments in affiliates	2
Net realized (gain)/loss on securities sold short	47,163
Decrease in dividends receivable from non-affiliates	234
Decrease in dividend expense to non-affiliates on securities sold short	(72)
Decrease in Interest expense to non-affiliates on securities sold short	(171)
Decrease in due to broker for securities sold short	(13)
Decrease in investment advisory fees payable	(482)
Decrease in administration fees payable	(54)
Decrease in distribution fees payable	(21)
Decrease in service fees payable	(85)
Decrease in custodian and accounting fees payable	(20)
Decrease in other accrued expenses payable	(127)
Net cash provided (used) by operating activities	795,582
Cash flows provided (used) by financing activities:
Due to custodian	(21)
Proceeds from shares issued	343,266
Payment for shares redeemed	(1,082,379)
Cash distributions paid to shareholders (net of reinvestments of $569,440)	(56,425)
Net cash provided (used) by financing activities	(795,559)
Cash
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	23
Restricted and unrestricted cash and foreign currency at beginning of period	20
Restricted and unrestricted cash and foreign currency at end of year	$43

Supplemental disclosure of cash flow information:
For the year ended June 30, 2022 the Fund paid approximately $3,386 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	June 30, 2021	June 30, 2022
Cash	$—	$37
Foreign currency, at value	20	6
	$20	$43
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2022	$35.03	$—	$(2.70)	$(2.70)	$—	$(3.91)	$(3.91)
Year Ended June 30, 2021	26.88	0.01	11.90	11.91	(0.11)	(3.65)	(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Class C
Year Ended June 30, 2022	33.15	(0.16)	(2.51)	(2.67)	—	(3.91)	(3.91)
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Class I
Year Ended June 30, 2022	35.80	0.08	(2.78)	(2.70)	(0.03)	(3.91)	(3.94)
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Class R6
Year Ended June 30, 2022	35.62	0.16	(2.75)	(2.59)	(0.11)	(3.91)	(4.02)
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(c)

$28.42	(9.32)%	$17,340	1.10%	(0.01)%	1.19%	29%
35.03	47.07	9,949	1.09	0.05	1.24	58
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34

26.57	(9.79)	6,298	1.60	(0.52)	1.69	29
33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34

29.16	(9.12)	121,161	0.85	0.23	0.94	29
35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34

29.01	(8.87)	35,124	0.60	0.47	0.69	29
35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2022	$22.34	$0.34	$(0.76)	$(0.42)	$(0.33)	$(0.44)	$(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Class C
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Class I
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Class R2
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Class R3
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
Class R4
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
Class R5
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$21.15	(2.10)%	$4,562,270	0.95%	1.49%	0.95%	15%
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20

20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20

21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20

21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20

21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20

21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20

21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund (continued)
Class R6
Year Ended June 30, 2022	$22.76	$0.46	$(0.77)	$(0.31)	$(0.45)	$(0.44)	$(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$21.56	(1.62)%	$20,740,383	0.45%	1.99%	0.45%	15%
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2022	$65.24	$0.65	$(7.60)	$(6.95)	$(0.62)	$(0.93)	$(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Class C
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Class I
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Class R6
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Net expenses for Class R6 Shares are 0.045% for the year ended June 30, 2022, 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30,
2020, 0.043% for the year ended June 30, 2019 and 0.042% for the year ended June 30, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$56.74	(11.02)%	$654,422	0.45%	0.98%	0.65%	11%
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6
41.64	13.88	590,286	0.45	1.52	0.69	14

56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14

56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14

56.83	(10.67)	5,395,106	0.05(d)	1.39	0.13	11
65.35	40.77	4,793,114	0.04(d)	1.49	0.13	26
47.21	7.52	3,306,397	0.04(d)	2.38	0.13	15
44.98	10.33	3,019,734	0.04(d)	2.11	0.13	6
41.68	14.36	2,008,916	0.04(d)	1.85	0.14	14
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2022	$15.23	$1.46	$(1.56)	$(0.10)	$(1.34)	$13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(c)

(1.05)%	$905,284	0.85%	9.76%	0.88%	188%
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85(g)	7.90(g)	1.80(g)	43

(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35(g)	7.14(g)	2.26(g)	43

(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60(g)	7.89(g)	1.13(g)	43

(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45(g)	8.04(g)	1.36(g)	43

(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35(g)	8.14(g)	1.26(g)	43
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2022	$25.90	$0.13	$(1.70)	$(1.57)	$(0.13)
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Class C
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Class I
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Class R5
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Class R6
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$24.20	(6.08)%	$1,647,387	0.83%	0.52%	0.83%	44%
25.90	19.58	1,778,457	0.83	0.61	0.84	39
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44

24.02	(6.53)	436,891	1.33	0.02	1.33	44
25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44

24.28	(5.83)	12,790,417	0.58	0.77	0.58	44
25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44

24.32	(5.68)	5,335	0.43	0.92	0.43	44
26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44

24.33	(5.61)	1,614,304	0.33	1.02	0.33	44
26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
Year Ended June 30, 2022	$15.97	$0.09	$(1.12)	$(1.03)	$(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)
Class C
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—(h)	0.95	0.95	—(h)
Class I
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)
Class R5
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)
Class R6
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.87	(6.49)%	$295,220	0.85%	0.57%	0.88%	39%
15.97	6.54	52,880	0.85(g)	0.57(g)	0.92(g)	6

14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35(g)	0.05(g)	1.43(g)	6

14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60(g)	0.80(g)	0.70(g)	6

14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45(g)	0.99(g)	0.88(g)	6

14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35(g)	1.04(g)	0.43(g)	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
Year Ended June 30, 2022	$15.96	$0.09	$(1.65)	$(1.56)	$(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)
Class C
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—(h)	0.96	0.96	(0.01)
Class I
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)
Class R5
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)
Class R6
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.34	(9.78)%	$110,840	0.85%	0.57%	0.89%	29%
15.96	6.50	21,446	0.85(g)	0.60(g)	1.00	7

14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35(g)	0.09(g)	1.51	7

14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60(g)	0.81(g)	0.80	7

14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45(g)	0.96(g)	3.22	7

14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35(g)	1.10(g)	0.64	7
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2022	$64.22	$(0.12)	$(10.74)	$(10.86)	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Class C
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Class I
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Class R2
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Class R3
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
Class R4
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
Class R5
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$44.12	(20.68)%	$3,734,120	0.94%	(0.20)%	1.01%	50%
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24

29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24

45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24

41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24

44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24

45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24

46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2022	$68.18	$0.19	$(11.62)	$(11.43)	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$47.51	(20.29)%	$16,482,609	0.44%	0.30%	0.51%	50%
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2022	$20.48	$0.19	$(1.21)	$(1.02)	$(0.18)	$(1.38)	$(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Class C
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	—(f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Class I
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Class R2
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Class R3
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
Class R5
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.90	(5.22)%	$235,054	0.93%	0.97%	1.01%	121%
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130

17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130

17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130

17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130

17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund (continued)
Class R6
Year Ended June 30, 2022	$20.18	$0.28	$(1.20)	$(0.92)	$(0.27)	$(1.38)	$(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.61	(4.78)%	$1,564,013	0.44%	1.42%	0.50%	121%
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Year Ended June 30, 2022	$36.38	$0.45	$(1.10)	$(0.65)	$(0.42)	$(8.75)	$(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55(d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Class C
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Class I
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Class R2
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Class R5
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Class R6
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$26.56	(4.07)%	$49,916	0.73%	1.37%	0.97%	55%
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88(d)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88
34.53	13.39	86,400	0.83	1.48	1.02	68

25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37(d)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68

26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01(d)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68

26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62(d)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68

26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16(d)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68

26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37(d)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2022	$21.51	$0.08	$(1.81)	$(1.73)	$(0.07)	$(2.23)	$(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Class C
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Class I
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Class L
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Class R2
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Class R3
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
Class R4
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.48	(10.04)%	$1,577,771	0.94%	0.37%	0.98%	53%
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97

16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97

17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97

17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97

17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97

17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97

17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R5
Year Ended June 30, 2022	$21.64	$0.16	$(1.82)	$(1.66)	$(0.15)	$(2.23)	$(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Class R6
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.60	(9.68)%	$911,961	0.54%	0.76%	0.57%	53%
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97

17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Year Ended June 30, 2022	$73.40	$(0.02)	$(8.99)	$(9.01)	$—	$(14.78)	$(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63(d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Class C
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35(d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Class I
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79(d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Class R2
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48(d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Class R5
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86(d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
Class R6
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91(d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$49.61	(17.46)%	$92,344	0.84%	(0.03)%	0.91%	44%
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15(d)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95
59.09	22.13	104,167	0.86	0.42	1.11	69

47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65(d)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69

51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40(d)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69

47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90(d)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69

50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55(d)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69

50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65(d)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2022	$26.84	$(0.08)	$(1.95)	$(2.03)	$—	$(6.78)	$(6.78)	$18.03
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)	26.84
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)	24.58
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)	27.51
Year Ended June 30, 2018	30.35	—(i)	3.87	3.87	—	(4.12)	(4.12)	30.10
Class C
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)	15.48
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)	24.01
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)	22.67
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)	25.88
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)	28.65
Class I
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)	18.68
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)	27.53
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)	25.04
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)	27.94
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)	30.51
Class R2
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)	16.59
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)	25.27
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)	23.54
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)	26.62
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)	29.31
Class R5
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)	18.91
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)	27.78
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)	25.20
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)	28.08
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)	30.65
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

(12.89)%	$240,209	1.85(g) %	(0.33)%	2.00%	59%	91%
42.30	335,206	1.94(h)	(0.39)	2.09	57	96
11.66	267,701	1.92	0.19	2.08	85	134
6.84	678,071	1.91	0.22	2.16	98	148
13.16	772,656	2.01	0.01	2.26	110	161

(13.31)	28,297	2.35(g)	(0.82)	2.51	59	91
41.55	36,784	2.43(h)	(0.88)	2.58	57	96
11.11	59,105	2.42	(0.32)	2.58	85	134
6.31	108,332	2.42	(0.29)	2.67	98	148
12.58	158,677	2.50	(0.50)	2.75	110	161

(12.70)	970,509	1.60(g)	(0.09)	1.75	59	91
42.65	1,702,566	1.69(h)	(0.12)	1.83	57	96
11.93	2,189,079	1.67	0.40	1.83	85	134
7.11	4,740,691	1.67	0.46	1.91	98	148
13.46	6,169,553	1.75	0.27	2.00	110	161

(13.23)	4,602	2.20(g)	(0.67)	2.26	59	91
41.77	5,838	2.29(h)	(0.74)	2.34	57	96
11.32	4,560	2.27	(0.13)	2.34	85	134
6.45	5,304	2.27	(0.14)	2.45	98	148
12.81	6,528	2.31	(0.30)	2.52	110	161

(12.65)	27,541	1.55(g)	(0.02)	1.60	59	91
42.75	34,191	1.64(h)	(0.08)	1.68	57	96
11.99	38,447	1.62	0.46	1.67	85	134
7.14	99,113	1.62	0.51	1.76	98	148
13.57	126,084	1.65	0.37	1.85	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Year Ended June 30, 2022	$27.75	$0.02	$(2.09)	$(2.07)	$—	$(6.78)	$(6.78)	$18.90
Year Ended June 30, 2021	25.18	—(i)	9.47	9.47	(0.08)	(6.82)	(6.90)	27.75
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)	25.18
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)	28.07
November 1, 2017 (j) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)	30.63

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.10%	1.10%	1.10%	1.09%	1.15%
Class C	1.60%	1.59%	1.60%	1.60%	1.65%
Class I	0.85%	0.85%	0.85%	0.85%	0.90%
Class R2	1.45%	1.45%	1.45%	1.45%	1.47%
Class R5	0.80%	0.80%	0.80%	0.80%	0.79%
Class R6	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.25%	1.25%	1.26%	1.34%	1.40%
Class C	1.76%	1.74%	1.76%	1.85%	1.90%
Class I	1.00%	0.99%	1.01%	1.09%	1.15%
Class R2	1.51%	1.50%	1.52%	1.63%	1.67%
Class R5	0.85%	0.84%	0.85%	0.94%	1.00%
Class R6	0.75%	0.74%	0.75%	0.85%	0.90%

(g)	Interest expense on securities sold short is 0.62%.
(h)	Interest expense on securities sold short is 0.16%.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

(12.58)%	$365,912	1.45(g) %	0.07%	1.50%	59%	91%
42.86	536,661	1.54(h)	0.01	1.58	57	96
12.10	491,414	1.52	0.58	1.57	85	134
7.30	787,497	1.52	0.59	1.67	98	148
6.10	1,795,125	1.54	0.44	1.74	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2022	$36.46	$0.27	$(3.20)	$(2.93)	$(0.25)	$(4.40)	$(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	(0.30)
Class I
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	(0.38)
Class R6
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	(0.40)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$28.88	(10.33)%	$145,624	0.60%	0.77%	0.84%	30%
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45

29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45

29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Year Ended June 30, 2022	$59.20	$0.39	$(8.35)	$(7.96)	$(0.23)	$(2.21)	$(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Class C
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Class I
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Class R6
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$48.80	(14.36)%	$37,387	0.64%	0.67%	1.03%	39%
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38

47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38

49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38

49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Year Ended June 30, 2022	$64.61	$0.74	$(3.22)	$(2.48)	$(0.71)	$(1.21)	$(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Class C
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Class I
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Class R2
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Class R3
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)
Class R4
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)
Class R5
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$60.21	(4.04)%	$723,238	0.94%	1.13%	1.03%	22%
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32

53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32

64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32

60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32

63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (continued)
Class R6
Year Ended June 30, 2022	$69.10	$1.16	$(3.47)	$(2.31)	$(1.03)	$(1.21)	$(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$64.55	(3.56)%	$561,821	0.44%	1.66%	0.51%	22%
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 16 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.
The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

184	J.P. Morgan Large Cap Funds	June 30, 2022

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.
Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
All share classes of Hedged Equity Fund are publicly offered on a limited basis. JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.

June 30, 2022	J.P. Morgan Large Cap Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$184,597	$—	$—	$184,597

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$45,922,289	$—	$—	$45,922,289

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,253,457	$—	$—	$7,253,457
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(461)	$—	$—	$(461)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$2,978,011	$—	$—	$2,978,011
Equity-Linked Notes	—	528,367	—	528,367
Short-Term Investments
Investment Companies	80,017	—	—	80,017
Total Investments in Securities	$3,058,028	$528,367	$—	$3,586,395
Appreciation in Other Financial Instruments
Futures Contracts	$144	$—	$—	$144

186	J.P. Morgan Large Cap Funds	June 30, 2022

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,599,106	$—	$—	$16,599,106
Appreciation in Other Financial Instruments
Futures Contracts	$3,514	$—	$—	$3,514
Depreciation in Other Financial Instruments
Options Written
Call Options Written	(382,976)	—	—	(382,976)
Put Options Written	(118,592)	—	—	(118,592)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(498,054)	$—	$—	$(498,054)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,749,376	$—	$—	$5,749,376
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(100)	$—	$—	$(100)
Options Written (a)
Call Options Written	(1,557)	—	—	(1,557)
Put Options Written	(15,142)	—	—	(15,142)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(16,799)	$—	$—	$(16,799)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,843,175	$—	$—	$2,843,175
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(303)	$—	$—	$(303)
Options Written (a)
Call Options Written	(5,192)	—	—	(5,192)
Put Options Written	(26,172)	—	—	(26,172)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(31,667)	$—	$—	$(31,667)

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2022	J.P. Morgan Large Cap Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,336,829	$—	$—	$31,336,829

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,196,523	$—	$—	$3,196,523

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$196,301	$—	$—	$196,301
Appreciation in Other Financial Instruments
Futures Contracts (a)	$104	$—	$—	$104

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,566,512	$—	$—	$18,566,512
Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,370	$—	$—	$5,370

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$974,935	$—	$—	$974,935
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,059)	$—	$—	$(1,059)

(a)	Please refer to the SOI for specifics of portfolio holdings.

188	J.P. Morgan Large Cap Funds	June 30, 2022

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,004,783	$—	$—	$2,004,783
Total Liabilities in Securities Sold Short (a)	$(370,095)	$—	$—	$(370,095)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,716,110	$—	$—	$6,716,110
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,838)	$—	$—	$(2,838)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$182,810	$—	$—	$182,810
Depreciation in Other Financial Instruments
Futures Contracts	$(62)	$—	$—	$(62)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,803,282	$—	$—	$2,803,282

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

June 30, 2022	J.P. Morgan Large Cap Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$5,442	$(5,442)	$—
Large Cap Growth Fund	5,817	(5,817)	—
U.S. GARP Equity Fund	587	(587)	—
U.S. Sustainable Leaders Fund	182	(182)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

190	J.P. Morgan Large Cap Funds	June 30, 2022

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Income Fund	$—(a)
Equity Index Fund	6
Equity Premium Income Fund	1
Large Cap Growth Fund	15
Large Cap Value Fund	2
U.S. Applied Data Science Value Fund	—(a)
U.S. Equity Fund	4
U.S. GARP Equity Fund	1
U.S. Sustainable Leaders Fund	—(a)
U.S. Value Fund	—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not have any securities out on loan at June 30, 2022. Equity Focus Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2022.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Focus Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$3,582	$70,550	$62,792	$—	$1	$11,341	11,339	$18	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

June 30, 2022	J.P. Morgan Large Cap Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Equity Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$1,108,433	$6,320,812	$6,761,327	$(292)	$(113)	$667,513	667,379	$2,188	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38%	—	48,517	48,517	—	—	—	—	—(c) *	—
Total	$1,108,433	$6,369,329	$6,809,844	$(292)	$(113)	$667,513		$2,188	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$85,747	$25,635	$10,157	$(840)	$(25,723)	$74,662	663	$2,345	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	25,407	536,000	557,000	(6)*	2	4,403	4,405	66*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	4,179	556,543	559,125	—	—	1,597	1,597	33*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (b) (c)	26,043	2,668,846	2,649,292	—	—	45,597	45,597	60	—
Total	$141,376	$3,787,024	$3,775,574	$(846)	$(25,721)	$126,259		$2,504	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$43,928	$3,889,048	$3,852,962	$1	$2	$80,017	80,001	$160	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38%	—	12,195	12,195	—	—	—	—	—(c)	—
Total	$43,928	$3,901,243	$3,865,157	$1	$2	$80,017		$160	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

192	J.P. Morgan Large Cap Funds	June 30, 2022

(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

Hedged Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (a) (b)	$312,969	$3,762,695	$4,075,664	$—	$—	$—	—	$213	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Hedged Equity 2 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$82,933	$4,627,971	$4,498,892	$—	$—	$212,012	212,012	$202	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Hedged Equity 3 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$17,690	$2,181,103	$2,138,076	$—	$—	$60,717	60,717	$103	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Large Cap Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$1,501,233	$14,831,932	$14,455,686	$(377)	$(213)	$1,876,889	1,876,514	$5,759	$—

June 30, 2022	J.P. Morgan Large Cap Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Large Cap Growth Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	$314,119	$1,128,800	$1,439,000	$(48)*	$17	$3,888	3,890	$104*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	113,675	1,072,987	1,184,111	—	—	2,551	2,552	20*	—
Total	$1,929,027	$17,033,719	$17,078,797	$(425)	$(196)	$1,883,328		$5,883	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$57,325	$2,812,765	$2,739,615	$(8)	$7	$130,474	130,449	$302	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	7,897	283,000	290,893	(5)*	1	—	—	15*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	23,462	96,315	119,777	—	—	—	—	2*	—
Total	$88,684	$3,192,080	$3,150,285	$(13)	$8	$130,474		$319	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$9,182	$37,176	$43,391	$—	$—(c)	$2,967	2,966	$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

194	J.P. Morgan Large Cap Funds	June 30, 2022

U.S. Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$228,846	$5,788,266	$5,422,728	$(137)	$29	$594,276	594,157	$1,142	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	26,995	617,999	644,947	(50)*	3	—	—	18*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	3,506	642,759	646,256	—	—	9	9	2*	—
Total	$259,347	$7,049,024	$6,713,931	$(187)	$32	$594,285		$1,162	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$31,110	$218,618	$211,239	$(5)	$(1)	$38,483	38,475	$71	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	1,994	23,000	24,994	—*(c)	—(c)	—	—	—*(c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	915	40,155	40,432	—	—	638	638	6*	—
Total	$34,019	$281,773	$276,665	$(5)	$(1)	$39,121		$77	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$11,580	$573,393	$578,292	$(2)	$—(c)	$6,679	6,678	$48	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

June 30, 2022	J.P. Morgan Large Cap Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
U.S. Research Enhanced Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$66,914	$5,058,203	$5,007,077	$(46)	$—(c)	$117,994	117,970	$271	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

U.S. Sustainable Leaders Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$4,580	$115,984	$118,029	$(1)	$(1)	$2,533	2,533	$8	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	—	7,501	7,303	—	—	198	198	1*	—
Total	$4,580	$123,485	$125,332	$(1)	$(1)	$2,731		$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$38,028	$1,577,329	$1,538,932	$(21)	$7	$76,411	76,396	$193	$—

(a)	Investment in an affiliated fund, which is is managed by JP Morgan Chase Bank, N.A.
(b)	The rate shown is the current yield as of June 30, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations.

196	J.P. Morgan Large Cap Funds	June 30, 2022

Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

June 30, 2022	J.P. Morgan Large Cap Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
H. Summary of Derivatives Information
Derivatives Volume
The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended June 30, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$44,441	$22,304
Average Notional Balance Short	—	(10,778)
Ending Notional Balance Long	54,473	25,813

	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$288,718	$58,373	$29,016
Ending Notional Balance Long	478,296	71,365	63,203
Exchange-Traded Options:
Average Number of Contracts Purchased	42,291	8,447	4,480
Average Number of Contracts Written	(84,582)	(16,893)	(8,959)
Ending Number of Contracts Purchased	43,520	14,152	7,112
Ending Number of Contracts Written	(87,040)	(28,304)	(14,224)

	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$4,570	$234,937	$25,261
Ending Notional Balance Long	3,227	251,485	37,960

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$1,459	$72,874	$2,642
Ending Notional Balance Long	—	142,730	4,647
The Funds' derivatives contracts held at June 30, 2022 are not accounted for as hedging instruments under GAAP.
I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of June 30, 2022, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of their normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities

198	J.P. Morgan Large Cap Funds	June 30, 2022

sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of June 30, 2022, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
K. Offering and Organization Costs — Total offering costs of $104 and $104 incurred/paid in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are/were recorded as an expense at the time the Funds commenced operations. For the year ended ended June 30, 2022, total offering costs amortized were $104 and $104 for the Funds, respectively.
L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income  and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
M. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Focus Fund
Transfer agency fees	$1	$—(a)	$2	n/a	n/a	n/a	n/a	n/a	$1	$4
Equity Income Fund
Transfer agency fees	32	48	349	n/a	$12	$7	$5	$29	327	809
Equity Index Fund
Transfer agency fees	145	5	39	n/a	n/a	n/a	n/a	n/a	42	231
Equity Premium Income Fund
Transfer agency fees	10	7	47	n/a	n/a	n/a	n/a	—(a)	1	65
Hedged Equity Fund
Transfer agency fees	25	13	174	n/a	n/a	n/a	n/a	—(a)	33	245

June 30, 2022	J.P. Morgan Large Cap Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Hedged Equity 2 Fund
Transfer agency fees	$4	$4	$26	n/a	n/a	n/a	n/a	$—(a)	$4	$38
Hedged Equity 3 Fund
Transfer agency fees	1	1	15	n/a	n/a	n/a	n/a	—(a)	2	19
Large Cap Growth Fund
Transfer agency fees	315	22	122	n/a	$10	$5	$3	13	214	704
Large Cap Value Fund
Transfer agency fees	32	3	260	n/a	2	—(a)	—(a)	2	22	321
U.S. Applied Data Science Value Fund
Transfer agency fees	1	1	4	n/a	4	n/a	n/a	—(a)	1	11
U.S. Equity Fund
Transfer agency fees	87	13	72	$39	7	4	1	10	126	359
U.S. GARP Equity Fund
Transfer agency fees	11	2	4	n/a	23	n/a	n/a	1	6	47
U.S. Large Cap Core Plus Fund
Transfer agency fees	7	3	42	n/a	1	n/a	n/a	—(a)	5	58
U.S. Research Enhanced Equity Fund
Transfer agency fees	11	n/a	12	n/a	n/a	n/a	n/a	n/a	39	62
U.S. Sustainable Leaders Fund
Transfer agency fees	3	1	3	n/a	n/a	n/a	n/a	n/a	1	8
U.S. Value Fund
Transfer agency fees	115	4	15	n/a	—(a)	—(a)	—(a)	—(a)	7	141

(a)	Amount rounds to less than one thousand.
Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

200	J.P. Morgan Large Cap Funds	June 30, 2022

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$—	$(1)	$1
Equity Income Fund	—	152	(152)
Equity Index Fund	—	(574)	574
Equity Premium Income Fund	—	(28)	28
Hedged Equity Fund	—	(1,777)	1,777
Hedged Equity 2 Fund	—	(92)	92
Hedged Equity 3 Fund	—	(45)	45
Large Cap Growth Fund	—	(1,745)	1,745
Large Cap Value Fund	—	21	(21)
U.S. Applied Data Science Value Fund	5,045	(47)	(4,998)
U.S. Equity Fund	(72)	(387)	459
U.S. GARP Equity Fund	—	(6)	6
U.S. Large Cap Core Plus Fund	78,182	4,775	(82,957)
U.S. Research Enhanced Equity Fund	—	(522)	522
U.S. Sustainable Leaders Fund	—	(11)	11
U.S. Value Fund	—	(114)	114
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments, tax equalization, redesignation of dividends and net operating losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30

June 30, 2022	J.P. Morgan Large Cap Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)

U.S. Large Cap Core Plus Fund	0.65%
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate for Equity Focus Fund, Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.075%, 0.03%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.04%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Focus Fund	$8	$—
Equity Income Fund	330	2
Equity Index Fund	40	—
Equity Premium Income Fund	676	—(a)

202	J.P. Morgan Large Cap Funds	June 30, 2022

	Front-End Sales Charge	CDSC
Hedged Equity Fund	$38	$—(a)
Hedged Equity 2 Fund	192	—(a)
Hedged Equity 3 Fund	79	—
Large Cap Growth Fund	527	2
Large Cap Value Fund	58	—(a)
U.S. Applied Data Science Value Fund	1	—
U.S. Equity Fund	248	1
U.S. GARP Equity Fund	5	—
U.S. Large Cap Core Plus Fund	16	—(a)
U.S. Research Enhanced Equity Fund	—(a)	—
U.S. Sustainable Leaders Fund	13	—
U.S. Value Fund	178	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2022	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a	0.60%
Equity Index Fund	0.45	n/a	0.20	n/a	n/a	n/a	n/a	n/a	0.05
Equity Premium Income Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	n/a	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a	1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
The expense limitation agreements were in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$78	$52	$3	$133	$—
Equity Income Fund	49	—	—	49	—
Equity Index Fund	2,883	3,367	2,200	8,450	42
Equity Premium Income Fund	294	197	43	534	—
Hedged Equity 2 Fund	433	288	34	755	74
Hedged Equity 3 Fund	334	222	17	573	72
Large Cap Growth Fund	14,417	9,579	307	24,303	15
Large Cap Value Fund	1,169	777	318	2,264	18
U.S. Applied Data Science Value Fund	176	117	204	497	1
U.S. Equity Fund	3,863	2,562	193	6,618	126
U.S. GARP Equity Fund	442	294	38	774	—
U.S. Large Cap Core Plus Fund	572	382	1,941	2,895	4
U.S. Research Enhanced Equity Fund	3,141	2,092	1,344	6,577	—
U.S. Sustainable Leaders Fund	194	118	289	601	1
U.S. Value Fund	885	591	130	1,606	6
For the year ended June 30, 2022, the Hedged Equity Fund's service providers did not have any waived fees or reimbursed expenses.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.

204	J.P. Morgan Large Cap Funds	June 30, 2022

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Equity Focus Fund	$5
Equity Income Fund	1,025
Equity Index Fund	41
Equity Premium Income Fund	46
Hedged Equity Fund	201
Hedged Equity 2 Fund	52
Hedged Equity 3 Fund	23
Large Cap Growth Fund	1,737
Large Cap Value Fund	74
U.S. Applied Data Science Value Fund	4
U.S. Equity Fund	290
U.S. GARP Equity Fund	23
U.S. Large Cap Core Plus Fund	23
U.S. Research Enhanced Equity Fund	77
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	58
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Equity Focus Fund	$1
Equity Income Fund	4
Equity Index Fund	1
Equity Premium Income Fund	1
Hedged Equity Fund	2
Hedged Equity 2 Fund	1
Hedged Equity 3 Fund	1
Large Cap Growth Fund	3
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	2
U.S. GARP Equity Fund	1
U.S. Large Cap Core Plus Fund	1
U.S. Research Enhanced Equity Fund	1
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, Hedged Equity Fund, Hedged Equity 2 Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

June 30, 2022	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$107,772	$42,643	$—	$—
Equity Income Fund	9,055,249	7,311,657	—	—
Equity Index Fund	2,376,625	808,923	—	—
Equity Premium Income Fund	6,979,682	4,017,061	—	—
Hedged Equity Fund	7,957,430	7,992,029	—	—
Hedged Equity 2 Fund	6,157,432	1,415,379	—	—
Hedged Equity 3 Fund	3,019,470	564,439	—	—
Large Cap Growth Fund	19,176,683	17,791,454	—	—
Large Cap Value Fund	4,055,201	5,043,730	—	—
U.S. Applied Data Science Value Fund	127,734	192,653	—	—
U.S. Equity Fund	11,233,140	10,782,010	—	—
U.S. GARP Equity Fund	530,484	674,999	—	—
U.S. Large Cap Core Plus Fund	1,722,557	2,747,770	707,758	939,639
U.S. Research Enhanced Equity Fund	4,252,502	1,787,642	—	—
U.S. Sustainable Leaders Fund	176,121	68,297	—	—
U.S. Value Fund	1,747,057	481,592	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$161,067	$31,095	$7,565	$23,530
Equity Income Fund	34,315,987	12,234,840	628,538	11,606,302
Equity Index Fund	4,462,824	2,885,890	95,718	2,790,172
Equity Premium Income Fund	3,680,731	107,987	202,179	(94,192)
Hedged Equity Fund	13,316,813	3,291,011	506,772	2,784,239
Hedged Equity 2 Fund	6,448,621	268,797	984,841	(716,044)
Hedged Equity 3 Fund	3,149,311	153,596	491,399	(337,803)
Large Cap Growth Fund	26,317,283	6,768,410	1,748,864	5,019,546
Large Cap Value Fund	3,087,853	260,492	151,822	108,670
U.S. Applied Data Science Value Fund	179,612	31,619	14,826	16,793
U.S. Equity Fund	13,579,635	5,741,579	749,323	4,992,256
U.S. GARP Equity Fund	727,827	343,969	97,920	246,049
U.S. Large Cap Core Plus Fund *	860,205	820,980	46,497	774,483
U.S. Research Enhanced Equity Fund	5,374,043	1,550,141	210,912	1,339,229
U.S. Sustainable Leaders Fund	190,493	11,017	18,762	(7,745)
U.S. Value Fund	2,503,732	383,360	83,810	299,550

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, certain derivatives and wash sale loss deferrals.

206	J.P. Morgan Large Cap Funds	June 30, 2022

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,204	$11,588	$14,792
Equity Income Fund	952,443	828,643	1,781,086
Equity Index Fund	174,683	31,719	206,402
Equity Premium Income Fund	210,426	—	210,426
Hedged Equity Fund	137,046	—	137,046
Hedged Equity 2 Fund	26,753	—	26,753
Hedged Equity 3 Fund	14,723	—	14,723
Large Cap Growth Fund	170,779	5,131,576	5,302,355
Large Cap Value Fund	119,241	136,036	255,277
U.S. Applied Data Science Value Fund	29,661	30,179	59,840
U.S. Equity Fund	1,033,960	1,172,185	2,206,145
U.S. GARP Equity Fund	79,836	162,626	242,462
U.S. Large Cap Core Plus Fund	35,850	590,015	625,865
U.S. Research Enhanced Equity Fund	200,946	503,243	704,189
U.S. Sustainable Leaders Fund	3,652	3,400	7,052
U.S. Value Fund	39,590	23,104	62,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,392	$8,409	$11,801
Equity Income Fund	662,251	1,579	663,830
Equity Index Fund	98,321	—	98,321
Equity Premium Income Fund	34,916	—	34,916
Hedged Equity Fund	139,976	—	139,976
Hedged Equity 2 Fund	1,117	—	1,117
Hedged Equity 3 Fund	437	—	437
Large Cap Growth Fund	178,186	1,429,918	1,608,104
Large Cap Value Fund	18,876	—	18,876
U.S. Applied Data Science Value Fund	6,606	2,039	8,645
U.S. Equity Fund	297,885	870,370	1,168,255
U.S. GARP Equity Fund	27,898	89,898	117,796
U.S. Large Cap Core Plus Fund	96,118	663,685	759,803
U.S. Research Enhanced Equity Fund	67,147	125,234	192,381
U.S. Sustainable Leaders Fund	544	679	1,223
U.S. Value Fund	14,336	11,801	26,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$206	$2,417	$23,530
Equity Income Fund	27,042	505,149	11,606,302
Equity Index Fund	3,190	1,125	2,790,119
Equity Premium Income Fund	1,062	(47,771)	(95,005)
Hedged Equity Fund	8,950	(861,071)	2,784,239
Hedged Equity 2 Fund	77,470	165,303	(716,044)
Hedged Equity 3 Fund	1,566	27,966	(337,803)
Large Cap Growth Fund	26,416	1,931,740	5,019,546
Large Cap Value Fund	3,768	142,798	108,670
U.S. Applied Data Science Value Fund	2,437	3,786	16,793
U.S. Equity Fund	6,324	729,341	4,992,256
U.S. GARP Equity Fund	1,815	36,583	246,049
U.S. Large Cap Core Plus Fund	42	349,184	774,483
U.S. Research Enhanced Equity Fund	4,028	100,494	1,339,229
U.S. Sustainable Leaders Fund	993	—	(7,745)
U.S. Value Fund	3,905	7,967	299,550
The cumulative timing differences primarily consist of tax adjustments on certain investments, certain derivatives, post-October capital loss deferrals and wash sale loss deferrals.
At June 30, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$47,771 *	$—
Hedged Equity Fund	380,233	480,838
Hedged Equity 2 Fund	536*	822*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Focus Fund	$1,979	$—
Equity Income Fund	88,541	—
Equity Premium Income Fund	150,622	25,875
Large Cap Growth Fund	884,057	—
Large Cap Value Fund	5,618	—
U.S. Equity Fund	326,507	—
U.S. GARP Equity Fund	8,061	—
U.S. Large Cap Core Plus Fund	100,964	—
U.S. Research Enhanced Equity Fund	24,796	—
U.S. Sustainable Leaders Fund	6,076	1,003

208	J.P. Morgan Large Cap Funds	June 30, 2022

During the year ended June 30, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Hedged Equity 2 Fund	$7,323	$11,216
Hedged Equity 3 Fund	4,543	7,246
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds, except for Hedged Equity Fund, had no borrowings outstanding from another fund, or loans outstanding to another fund, at June 30, 2022. Average borrowings from the Facility during the year ended June 30, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$33,491	1.56%	3	$4
Hedged Equity Fund	2,388	2.29	1	—(a)
Large Cap Value Fund	47,781	0.81	1	1

(a)	Amount rounds to less than one thousand.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.

June 30, 2022	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	44.6%	2	26.6%
Equity Income Fund	1	10.9	2	30.3
Equity Premium Income Fund	1	47.7	1	12.4
Hedged Equity Fund	—	—	2	38.9
Hedged Equity 2 Fund	1	21.6	3	35.1
Hedged Equity 3 Fund	1	17.3	4	44.9
Large Cap Growth Fund	—	—	2	28.4
Large Cap Value Fund	1	12.8	1	13.7
U.S. Applied Data Science Value Fund	—	—	3	34.4
U.S. Equity Fund	—	—	1	12.8
U.S. GARP Equity Fund	3	46.9	—	—
U.S. Large Cap Core Plus Fund	1	29.8	—	—
U.S. Research Enhanced Equity Fund	1	11.2	1	11.5
U.S. Sustainable Leaders Fund	—	—	4	55.8
U.S. Value Fund	—	—	1	23.2
As of June 30, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—%	—%	58.6%
Large Cap Value Fund	27.5	—	—
U.S. Equity Fund	—	18.4	—
U.S. GARP Equity Fund	56.8	—	—
U.S. Research Enhanced Equity Fund	12.3	51.5	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

210	J.P. Morgan Large Cap Funds	June 30, 2022

sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2022	J.P. Morgan Large Cap Funds	211

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund,  JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund (nine of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan Equity Index Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations, the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund and statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations, its cash flows for JPMorgan U.S. Large Cap Core Plus Fund and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan Equity Focus Fund*
JPMorgan Equity Income Fund*
JPMorgan Equity Index Fund*
JPMorgan Equity Premium Income Fund*
JPMorgan Hedged Equity Fund*
JPMorgan Hedged Equity 2 Fund**
JPMorgan Hedged Equity 3 Fund**
JPMorgan Large Cap Growth Fund*
JPMorgan Large Cap Value Fund*
JPMorgan U.S. Applied Data Science Value Fund*
JPMorgan U.S. Equity Fund*
JPMorgan U.S. GARP Equity Fund*
JPMorgan U.S. Large Cap Core Plus Fund***
JPMorgan U.S. Research Enhanced Equity Fund*
JPMorgan U.S. Sustainable Leaders Fund*
JPMorgan U.S. Value Fund*

*	Statement of operations for the year ended June 30, 2022 and statement of changes in net assets for the years ended June 30, 2022 and 2021
**
Statement of operations for the year ended June 30, 2022 and statement of changes in net assets for the year ended June 30, 2022 and for the period February 26, 2021 (commencement of operations) through June 30, 2021

***	Statement of operations and statement of cash flows for the year ended June 30, 2022 and statement of changes in net assets for the years ended June 30, 2022 and 2021
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

212	J.P. Morgan Large Cap Funds	June 30, 2022

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Large Cap Funds	213

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

214	J.P. Morgan Large Cap Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Large Cap Funds	215

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

216	J.P. Morgan Large Cap Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Large Cap Funds	217

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

218	J.P. Morgan Large Cap Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Large Cap Funds	219

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$834.70	$5.00	1.10%
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class C
Actual	1,000.00	832.70	7.27	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class I
Actual	1,000.00	835.80	3.87	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	836.70	2.73	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
JPMorgan Equity Income Fund
Class A
Actual	1,000.00	910.70	4.50	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	908.20	6.86	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	911.40	3.32	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	909.50	5.73	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21

220	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$910.30	$4.50	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R4
Actual	1,000.00	911.40	3.32	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R5
Actual	1,000.00	912.20	2.61	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	912.60	2.13	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
JPMorgan Equity Index Fund
Class A
Actual	1,000.00	798.70	2.01	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	796.30	4.68	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class I
Actual	1,000.00	799.50	0.89	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	800.20	0.22	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	911.10	4.03	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	908.90	6.39	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	912.90	2.85	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	912.90	2.13	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	914.00	1.66	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	902.40	3.92	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	900.40	6.27	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	903.80	2.74	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

June 30, 2022	J.P. Morgan Large Cap Funds	221

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund (continued)
Class R5
Actual	$1,000.00	$904.30	$2.03	0.43%
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	904.80	1.56	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	872.90	3.95	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	870.70	6.26	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	874.10	2.79	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	874.20	2.09	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	874.70	1.63	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	851.30	3.90	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	849.00	6.19	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	852.00	2.76	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	852.80	2.07	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	853.10	1.61	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	730.90	4.03	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	729.20	6.17	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	731.80	2.96	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	729.90	5.10	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19

222	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund (continued)
Class R3
Actual	$1,000.00	$731.00	$4.03	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	731.90	2.96	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	732.30	2.32	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	732.70	1.89	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	930.30	4.45	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	928.00	6.88	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	931.50	3.30	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	929.40	5.69	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	930.10	4.50	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	931.70	3.30	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	932.50	2.59	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	933.00	2.11	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Actual	1,000.00	884.70	3.41	0.73
Hypothetical	1,000.00	1,021.18	3.66	0.73
Class C
Actual	1,000.00	882.90	5.74	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class I
Actual	1,000.00	885.90	2.29	0.49
Hypothetical	1,000.00	1,022.37	2.46	0.49
Class R2
Actual	1,000.00	883.20	5.09	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

June 30, 2022	J.P. Morgan Large Cap Funds	223

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund) (continued)
Class R5
Actual	$1,000.00	$886.00	$2.06	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	886.50	1.59	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	797.20	4.19	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	795.50	6.41	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	798.10	3.08	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class L
Actual	1,000.00	799.20	2.41	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R2
Actual	1,000.00	796.20	5.30	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	797.60	4.19	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	798.20	3.08	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	798.80	2.41	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	799.30	1.96	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	730.40	3.60	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	728.70	5.74	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	731.40	2.53	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	729.60	4.67	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	731.90	1.89	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

224	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. GARP Equity Fund (continued)
Class R6
Actual	$1,000.00	$732.40	$1.46	0.34%
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	774.20	8.14	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	772.10	10.33	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Class I
Actual	1,000.00	774.80	7.00	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R2
Actual	1,000.00	772.30	9.67	2.20
Hypothetical	1,000.00	1,013.89	10.99	2.20
Class R5
Actual	1,000.00	775.00	6.82	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R6
Actual	1,000.00	775.20	6.38	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	800.60	2.68	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	801.70	1.56	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	802.00	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	764.70	2.80	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	763.00	4.98	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class I
Actual	1,000.00	765.70	1.71	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	765.90	1.49	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	898.10	4.42	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

June 30, 2022	J.P. Morgan Large Cap Funds	225

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class C
Actual	$1,000.00	$895.90	$6.77	1.44%
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	899.20	3.25	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	897.10	5.60	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	898.10	4.42	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	899.20	3.25	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	899.90	2.54	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	900.40	2.07	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

226	J.P. Morgan Large Cap Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan Large Cap Funds	227

228

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Equity Focus Fund	47.52%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Index Fund	58.49
JPMorgan Equity Premium Income Fund	13.79
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	100.00
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	47.88
JPMorgan U.S. Applied Data Science Value Fund	15.54
JPMorgan U.S. Equity Fund	23.94
JPMorgan U.S. GARP Equity Fund	10.35
JPMorgan U.S. Large Cap Core Plus Fund	90.67
JPMorgan U.S. Research Enhanced Equity Fund	37.50
JPMorgan U.S. Sustainable Leaders Fund	55.02
JPMorgan U.S. Value Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$11,588
JPMorgan Equity Income Fund	828,643
JPMorgan Equity Index Fund	31,719
JPMorgan Large Cap Growth Fund	5,131,576
JPMorgan Large Cap Value Fund	136,036
JPMorgan U.S. Applied Data Science Value Fund	33,907
JPMorgan U.S. Equity Fund	1,172,185
JPMorgan U.S. GARP Equity Fund	162,626
JPMorgan U.S. Large Cap Core Plus Fund	668,216
Long-Term Capital Gain Distribution
JPMorgan U.S. Research Enhanced Equity Fund	$503,243
JPMorgan U.S. Sustainable Leaders Fund	3,400
JPMorgan U.S. Value Fund	23,104
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,527
JPMorgan Equity Income Fund	952,442
JPMorgan Equity Index Fund	105,414
JPMorgan Equity Premium Income Fund	30,670
JPMorgan Hedged Equity Fund	137,046
JPMorgan Hedged Equity 2 Fund	26,754
JPMorgan Hedged Equity 3 Fund	14,723
JPMorgan Large Cap Growth Fund	170,779
JPMorgan Large Cap Value Fund	59,004
JPMorgan U.S. Applied Data Science Value Fund	4,800
JPMorgan U.S. Equity Fund	256,865
JPMorgan U.S. GARP Equity Fund	9,055
JPMorgan U.S. Large Cap Core Plus Fund	34,979
JPMorgan U.S. Research Enhanced Equity Fund	79,149
JPMorgan U.S. Sustainable Leaders Fund	2,149
JPMorgan U.S. Value Fund	39,590

June 30, 2022	J.P. Morgan Large Cap Funds	229

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-LCE-622

Annual Report
JPMorgan SmartRetirement® Blend Funds
June 30, 2022
JPMorgan SmartRetirement® Blend Income Fund
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
JPMorgan SmartRetirement® Blend 2020 Fund
JPMorgan SmartRetirement® Blend 2025 Fund
JPMorgan SmartRetirement® Blend 2030 Fund
JPMorgan SmartRetirement® Blend 2035 Fund
JPMorgan SmartRetirement® Blend 2040 Fund
JPMorgan SmartRetirement® Blend 2045 Fund
JPMorgan SmartRetirement® Blend 2050 Fund
JPMorgan SmartRetirement® Blend 2055 Fund
JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	1

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2022 ($000)
JPMorgan SmartRetirement® Blend Income Fund	(12.07)%	(9.75)%	S&P Target Date Retirement Income Index	575,499
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)	(11.99)%	(10.27)%	S&P Target Date 2015 Index	26,604
JPMorgan SmartRetirement® Blend 2020 Fund	(12.10)%	(10.86)%	S&P Target Date 2020 Index	1,038,902
JPMorgan SmartRetirement® Blend 2025 Fund	(13.28)%	(11.40)%	S&P Target Date 2025 Index	1,835,987
JPMorgan SmartRetirement® Blend 2030 Fund	(14.12)%	(12.24)%	S&P Target Date 2030 Index	2,193,231
JPMorgan SmartRetirement® Blend 2035 Fund	(14.58)%	(13.15)%	S&P Target Date 2035 Index	2,062,189
JPMorgan SmartRetirement® Blend 2040 Fund	(15.01)%	(13.76)%	S&P Target Date 2040 Index	1,820,490
JPMorgan SmartRetirement® Blend 2045 Fund	(15.32)%	(14.15)%	S&P Target Date 2045 Index	1,469,479
JPMorgan SmartRetirement® Blend 2050 Fund	(15.38)%	(14.33)%	S&P Target Date 2050 Index	1,114,330
JPMorgan SmartRetirement® Blend 2055 Fund	(15.31)%	(14.39)%	S&P Target Date 2055 Index	620,642
JPMorgan SmartRetirement® Blend 2060 Fund	(15.24)%	(14.45)%	S&P Target Date 2060+ Index	238,870

*
Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	40.6%
Exchange-Traded Funds	30.4
Corporate Bonds	6.1
Asset-Backed Securities	4.7
Mortgage-Backed Securities	4.3
U.S. Treasury Obligations	4.0
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.8
Short-Term Investments	8.0
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	39.2%
Exchange-Traded Funds	29.9
U.S. Treasury Obligations	6.8
Corporate Bonds	6.0
Mortgage-Backed Securities	5.1
Asset-Backed Securities	3.1
Others (each less than 1.0%)	1.4
Short-Term Investments	8.5
JPMorgan SmartRetirement® Blend 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	40.8%
Exchange-Traded Funds	30.1
Corporate Bonds	6.0
Asset-Backed Securities	5.0
Mortgage-Backed Securities	4.6
U.S. Treasury Obligations	3.2
Collateralized Mortgage Obligations	1.4
Others (each less than 1.0%)	0.8
Short-Term Investments	8.1
JPMorgan SmartRetirement® Blend 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	44.8%
Exchange-Traded Funds	30.3
Corporate Bonds	5.9
Mortgage-Backed Securities	4.3
Asset-Backed Securities	4.2
U.S. Treasury Obligations	4.0
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.6
Short-Term Investments	4.8
JPMorgan SmartRetirement® Blend 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	49.3%
Exchange-Traded Funds	30.5
Corporate Bonds	4.7
U.S. Treasury Obligations	3.8
Asset-Backed Securities	3.4
Mortgage-Backed Securities	3.3
Others (each less than 1.0%)	1.4
Short-Term Investments	3.6
JPMorgan SmartRetirement® Blend 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	58.1%
Exchange-Traded Funds	33.5
U.S. Treasury Obligations	1.2
Corporate Bonds	1.1
Others (each less than 1.0%)	1.9
Short-Term Investments	4.2

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	3

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
JPMorgan SmartRetirement® Blend 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	48.8%
International Equity	30.3
Fixed Income	15.1
Alternative Assets	3.4
U.S. Treasury Obligations	0.3
Short-Term Investments	2.1
JPMorgan SmartRetirement® Blend 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.1%
International Equity	32.9
Fixed Income	7.5
Alternative Assets	3.7
U.S. Treasury Obligations	0.3
Short-Term Investments	2.5
JPMorgan SmartRetirement® Blend 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.1%
International Equity	33.4
Fixed Income	6.1
Alternative Assets	3.7
U.S. Treasury Obligations	0.3
Short-Term Investments	2.4
JPMorgan SmartRetirement® Blend 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.7%
International Equity	33.8
Fixed Income	6.1
Alternative Assets	3.7
U.S. Treasury Obligations	0.3
Short-Term Investments	2.4
JPMorgan SmartRetirement® Blend 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	51.8%
International Equity	33.4
Fixed Income	5.9
Alternative Assets	3.6
U.S. Treasury Obligations	0.3
Short-Term Investments	5.0

4	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and a global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970, amid slowing growth, rapidly rising inflation and the outbreak of military conflict in Ukraine.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
International developed markets equity also provided positive returns though the strength of the economic rebound from 2020 was tempered in some regions by the inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven by investor concerns about the outlook for inflation and interest rates, as well increased scrutiny of large technology companies by regulators in China.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations..
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.67% in the second half of 2021, the index plummeted in the first half of 2022 and its total return for the twelve-month period was -10.62%. Within U.S. equity markets, prices for small cap stocks declined the most, followed by large cap and mid cap stocks, and growth stocks largely underperformed value stocks.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The Class R6 Shares of the SmartRetirement Blend Income Fund and all ten SmartRetirement Blend Funds underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the twelve months ended June 30, 2022.
In terms of manager selection, the Fund’s investments in the JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan Emerging Markets Debt Fund, and in the JPMorgan Inflation Managed Bond ETF were leading detractors from performance. The Fund’s investments in JPMorgan Core Bond Fund, JPMorgan High Yield Bond Fund and JPMorgan Income Fund were leading contributors to relative performance.
From a strategic perspective, the Funds’ larger allocations to equities over fixed income, particularly in the longer-dated Funds, detracted from relative performance. The Funds’ diversification within fixed income, particularly their overweight allocations to emerging markets debt and U.S. high yield bonds, detracted from relative performance. Within equities, the Funds’ overweight allocations to real estate investment trusts contributed to relative performance.
From an active asset allocation perspective, the Funds’ larger allocations to U.S. large cap equity over bonds was a leading detractor from relative performance amid rising geopolitical uncertainty, inflationary pressure and risks to economic growth. The portfolio managers responded to the above factors via a diversified underweight position across equities and credit, which helped relative performance.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	5

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
the portfolio in accordance with those targets. Active asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WAS THE PORTFOLIO POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

6	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(12.25)%	2.75%	3.90%
Class R2 SHARES	July 2, 2012	(12.71)	2.23	3.42
Class R3 SHARES	May 31, 2017	(12.48)	2.48	3.70
Class R4 SHARES	May 31, 2017	(12.30)	2.74	3.96
Class R5 SHARES	July 2, 2012	(12.18)	2.89	4.07
Class R6 SHARES	July 2, 2012	(12.07)	3.00	4.16
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and the S&P Target Date Retirement Income Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan SmartRetirement® Blend 2015 Fund
(formerly known as JPMorgan SmartSpendingSM 2015 Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	December 30, 2016	(12.22)%	1.76%	2.57%
Class R2 SHARES	December 30, 2016	(12.62)	1.17	1.96
Class R3 SHARES	December 30, 2016	(12.45)	1.41	2.21
Class R4 SHARES	December 30, 2016	(12.21)	1.68	2.48
Class R5 SHARES	December 30, 2016	(12.08)	1.82	2.62
Class R6 SHARES	December 30, 2016	(11.99)	1.92	2.72
LIFE OF FUND PERFORMANCE  (12/30/16 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 30, 2016.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2015 Fund and the S&P Target Date 2015 Index from December 30, 2016 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2015 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2015 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2015 Index was discontinued. As a result, performance for the S&P Target Date 2015 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan SmartRetirement® Blend 2020 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(12.31)%	3.18%	5.21%
Class R2 SHARES	July 2, 2012	(12.71)	2.66	4.73
Class R3 SHARES	May 31, 2017	(12.53)	2.92	5.01
Class R4 SHARES	May 31, 2017	(12.25)	3.18	5.28
Class R5 SHARES	July 2, 2012	(12.19)	3.33	5.39
Class R6 SHARES	July 2, 2012	(12.10)	3.43	5.47
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund and the S&P Target Date 2020 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

9

JPMorgan SmartRetirement® Blend 2025 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(13.48)%	3.91%	6.06%
Class R2 SHARES	July 2, 2012	(13.95)	3.38	5.56
Class R3 SHARES	May 31, 2017	(13.70)	3.64	5.85
Class R4 SHARES	May 31, 2017	(13.47)	3.91	6.12
Class R5 SHARES	July 2, 2012	(13.37)	4.06	6.24
Class R6 SHARES	July 2, 2012	(13.28)	4.17	6.32
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund and the S&P Target Date 2025 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

JPMorgan SmartRetirement® Blend 2030 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(14.35)%	4.52%	6.78%
Class R2 SHARES	July 2, 2012	(14.78)	3.99	6.29
Class R3 SHARES	May 31, 2017	(14.58)	4.25	6.57
Class R4 SHARES	May 31, 2017	(14.35)	4.51	6.83
Class R5 SHARES	July 2, 2012	(14.25)	4.67	6.96
Class R6 SHARES	July 2, 2012	(14.12)	4.78	7.04
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund and the S&P Target Date 2030 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan SmartRetirement® Blend 2035 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(14.78)%	5.14%	7.41%
Class R2 SHARES	July 2, 2012	(15.18)	4.62	6.92
Class R3 SHARES	May 31, 2017	(14.98)	4.87	7.20
Class R4 SHARES	May 31, 2017	(14.77)	5.14	7.47
Class R5 SHARES	July 2, 2012	(14.64)	5.30	7.60
Class R6 SHARES	July 2, 2012	(14.58)	5.40	7.68
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund and the S&P Target Date 2035 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

JPMorgan SmartRetirement® Blend 2040 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.25)%	5.59%	7.84%
Class R2 SHARES	July 2, 2012	(15.68)	5.06	7.35
Class R3 SHARES	May 31, 2017	(15.44)	5.32	7.64
Class R4 SHARES	May 31, 2017	(15.26)	5.59	7.91
Class R5 SHARES	July 2, 2012	(15.10)	5.75	8.03
Class R6 SHARES	July 2, 2012	(15.01)	5.86	8.11
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund and the S&P Target Date 2040 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

13

JPMorgan SmartRetirement® Blend 2045 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.55)%	5.85%	7.97%
Class R2 SHARES	July 2, 2012	(15.96)	5.33	7.48
Class R3 SHARES	May 31, 2017	(15.76)	5.60	7.77
Class R4 SHARES	May 31, 2017	(15.55)	5.86	8.03
Class R5 SHARES	July 2, 2012	(15.45)	6.02	8.16
Class R6 SHARES	July 2, 2012	(15.32)	6.12	8.25
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund and the S&P Target Date 2045 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

JPMorgan SmartRetirement® Blend 2050 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.62)%	5.90%	8.00%
Class R2 SHARES	July 2, 2012	(16.03)	5.37	7.51
Class R3 SHARES	May 31, 2017	(15.83)	5.64	7.80
Class R4 SHARES	May 31, 2017	(15.60)	5.90	8.07
Class R5 SHARES	July 2, 2012	(15.47)	6.06	8.19
Class R6 SHARES	July 2, 2012	(15.38)	6.16	8.27
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund and the S&P Target Date 2050 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

15

JPMorgan SmartRetirement® Blend 2055 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	July 2, 2012	(15.52)%	5.87%	7.95%
Class R2 SHARES	July 2, 2012	(15.95)	5.35	7.46
Class R3 SHARES	May 31, 2017	(15.76)	5.62	7.75
Class R4 SHARES	May 31, 2017	(15.54)	5.88	8.02
Class R5 SHARES	July 2, 2012	(15.40)	6.03	8.14
Class R6 SHARES	July 2, 2012	(15.31)	6.15	8.23
LIFE OF FUND PERFORMANCE  (7/2/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on July 2, 2012.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund and the S&P Target Date 2055 Index from July 2, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16

JPMorgan SmartRetirement® Blend 2060 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	August 31, 2016	(15.42)%	5.96%	7.04%
Class R2 SHARES	August 31, 2016	(15.88)	5.41	6.49
Class R3 SHARES	May 31, 2017	(15.67)	5.67	6.76
Class R4 SHARES	May 31, 2017	(15.48)	5.93	7.02
Class R5 SHARES	August 31, 2016	(15.34)	6.11	7.19
Class R6 SHARES	August 31, 2016	(15.24)	6.21	7.29
LIFE OF FUND PERFORMANCE  (8/31/16 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

17

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 40.1%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,094	52,847
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,724	10,017
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	832	6,866
JPMorgan High Yield Fund Class R6 Shares (a)	4,110	25,275
Total Fixed Income		95,005
International Equity — 4.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,714	26,933
U.S. Equity — 18.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,918	108,970
Total Investment Companies (Cost $230,269)		230,908
Exchange-Traded Funds — 30.0%
Alternative Assets — 1.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	102	8,939
Fixed Income — 15.0%
JPMorgan High Yield Research Enhanced ETF (a)	72	3,123
JPMorgan Inflation Managed Bond ETF (a)	896	43,296
JPMorgan U.S. Aggregate Bond ETF (a)	828	39,718
Total Fixed Income		86,137
International Equity — 9.3%
JPMorgan BetaBuilders International Equity ETF (a)	1,127	53,325
U.S. Equity — 4.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	189	13,153
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	222	11,193
Total U.S. Equity		24,346
Total Exchange-Traded Funds (Cost $179,001)		172,747
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 6.0%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.50%, 3/1/2025	85	80
2.75%, 2/1/2026	30	28
2.20%, 2/4/2026	15	14
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.70%, 2/1/2027	765	681
3.45%, 11/1/2028	63	56
Northrop Grumman Corp.
5.15%, 5/1/2040	95	96
3.85%, 4/15/2045	80	67
Raytheon Technologies Corp. 2.25%, 7/1/2030	143	123
		1,145
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	266	226
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	150	158
Hyundai Capital America
1.15%, 11/10/2022 (b)	363	360
1.30%, 1/8/2026 (b)	40	36
		554
Banks — 1.2%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	600	600
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	400	318
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	199	178
(SOFR + 1.05%), 2.55%, 2/4/2028 (c)	80	73
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	105	103
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	110	94
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	419	301
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	200	199
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	200	174
Barclays plc (United Kingdom) 4.34%, 1/10/2028	200	191
BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	200	157
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	125	118
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	145	125
SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	250	189
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	200	197
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	250	220
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	200	176
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	745	637
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	200	194
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	200	178
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	200	194
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	200	174
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	400	392
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	245	196
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	620	615
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	173
Wells Fargo & Co.
4.30%, 7/22/2027	580	574
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	110	102
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	15	11
3.13%, 11/18/2041	80	59
		7,086
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	365	295
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	98	78
		373
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — 0.2%
AbbVie, Inc.
2.95%, 11/21/2026	95	90
3.20%, 11/21/2029	251	231
4.05%, 11/21/2039	200	178
4.25%, 11/21/2049	75	67
Amgen, Inc. 3.15%, 2/21/2040	175	138
Biogen, Inc. 2.25%, 5/1/2030	45	37
Gilead Sciences, Inc. 2.60%, 10/1/2040	108	79
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	166	133
		953
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	87	69
Capital Markets — 0.7%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	113	81
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	250	244
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	500	467
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	450	399
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	688	682
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	287	272
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	185	163
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	100	82
Morgan Stanley
5.00%, 11/24/2025	377	383
3.13%, 7/27/2026	344	328
S&P Global, Inc.
2.70%, 3/1/2029 (b)	111	101
4.25%, 5/1/2029 (b)	130	129
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	200	199
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	250	198
		3,943
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	19

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	83
LYB International Finance III LLC 1.25%, 10/1/2025	52	47
		130
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	135	105
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	150	145
6.50%, 7/15/2025	150	154
4.63%, 10/15/2027	450	424
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	78	72
5.50%, 1/15/2026 (b)	290	281
2.13%, 2/21/2026 (b)	60	52
4.25%, 4/15/2026 (b)	10	9
2.53%, 11/18/2027 (b)	383	312
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (c)	85	68
General Motors Financial Co., Inc. 3.80%, 4/7/2025	100	98
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	295	294
5.50%, 2/15/2024 (b)	22	22
		2,057
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	99	89
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	40	36
Diversified Financial Services — 0.0% ^
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	86	66
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	233	213
3.50%, 6/1/2041	227	181
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
3.55%, 9/15/2055	152	114
Verizon Communications, Inc. 2.65%, 11/20/2040	79	58
		566
Electric Utilities — 0.4%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	33
Edison International 5.75%, 6/15/2027	70	71
Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	81
Entergy Arkansas LLC 2.65%, 6/15/2051	36	25
Entergy Louisiana LLC
4.00%, 3/15/2033	67	64
2.90%, 3/15/2051	20	14
Evergy, Inc. 2.90%, 9/15/2029	175	154
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	195	180
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	80	64
Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	103
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	53	47
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	78	77
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	34	28
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	111	75
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	40	36
2.45%, 12/2/2027 (b)	165	142
OGE Energy Corp. 0.70%, 5/26/2023	55	54
Pacific Gas and Electric Co.
1.37%, 3/10/2023	225	222
1.70%, 11/15/2023	65	63
3.25%, 2/16/2024	170	166
3.45%, 7/1/2025	75	71
2.95%, 3/1/2026	137	124
3.75%, 8/15/2042 (d)	41	28
4.30%, 3/15/2045	25	18
PacifiCorp 4.15%, 2/15/2050	53	48
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	50	50
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	77	69
Series C, 4.13%, 3/1/2048	54	44
SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Union Electric Co. 3.90%, 4/1/2052	68	60
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	141	140
		2,351
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	88	71
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	124	120
Walt Disney Co. (The) 3.50%, 5/13/2040	150	128
		319
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	60	56
American Tower Corp.
1.50%, 1/31/2028	65	54
1.88%, 10/15/2030	421	328
Brixmor Operating Partnership LP
2.25%, 4/1/2028	70	60
2.50%, 8/16/2031	40	31
Corporate Office Properties LP 2.75%, 4/15/2031	113	91
Equinix, Inc. 2.90%, 11/18/2026	122	113
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	166	129
Healthpeak Properties, Inc. 2.13%, 12/1/2028	121	105
Life Storage LP 2.40%, 10/15/2031	110	88
Office Properties Income Trust 2.40%, 2/1/2027	140	114
Physicians Realty LP 2.63%, 11/1/2031	45	36
Realty Income Corp. 1.80%, 3/15/2033	115	88
Sabra Health Care LP 3.20%, 12/1/2031	80	64
Safehold Operating Partnership LP 2.85%, 1/15/2032	146	117
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	272	262
UDR, Inc.
2.10%, 8/1/2032	167	130
1.90%, 3/15/2033	40	30
WP Carey, Inc.
2.40%, 2/1/2031	71	58
2.25%, 4/1/2033	370	284
		2,238
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc.
1.30%, 2/10/2028 (b)	48	40
2.50%, 2/10/2041 (b)	50	34
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	115	86
3.63%, 5/13/2051 (b)	125	91
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	37	35
		286
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	64	53
Kraft Heinz Foods Co.
4.63%, 10/1/2039	85	75
4.38%, 6/1/2046	47	39
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	179	148
		315
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	85	61
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	174	141
		202
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	27	25
DH Europe Finance II SARL 3.25%, 11/15/2039	46	38
		63
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	100	83
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	49
CommonSpirit Health
1.55%, 10/1/2025	30	28
2.78%, 10/1/2030	65	56
3.91%, 10/1/2050	25	20
Elevance Health, Inc. 2.25%, 5/15/2030	168	144
HCA, Inc.
5.25%, 6/15/2026	378	376
3.50%, 7/15/2051	52	36
4.63%, 3/15/2052 (b)	58	46
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	58
MidMichigan Health Series 2020, 3.41%, 6/1/2050	15	12
MultiCare Health System 2.80%, 8/15/2050	46	33
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	41
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	85	61
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	21

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	73	58
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	117
		1,218
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	86	65
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	35	35
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	370	354
Southern Power Co. 5.15%, 9/15/2041	115	108
		462
Industrial Conglomerates — 0.1%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	325	304
Insurance — 0.2%
Athene Global Funding
2.75%, 6/25/2024 (b)	134	130
1.45%, 1/8/2026 (b)	205	182
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	65	56
Brown & Brown, Inc. 2.38%, 3/15/2031	168	133
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	40	37
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	136	97
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	178	145
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	75	66
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	169	129
		975
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	120	111
IT Services — 0.0% ^
Global Payments, Inc. 3.20%, 8/15/2029	139	121
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	115	89
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	54	43
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
3.50%, 6/1/2041	50	35
3.50%, 3/1/2042	30	21
3.70%, 4/1/2051	174	118
Comcast Corp.
3.25%, 11/1/2039	149	122
2.80%, 1/15/2051	104	74
Discovery Communications LLC 3.63%, 5/15/2030	74	66
		479
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	200	196
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	158	129
Steel Dynamics, Inc. 1.65%, 10/15/2027	122	105
		430
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	142	108
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	78	55
Consumers Energy Co. 3.25%, 8/15/2046	34	27
WEC Energy Group, Inc. 1.38%, 10/15/2027	84	73
		155
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	85	82
BP Capital Markets America, Inc. 2.77%, 11/10/2050	77	53
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	65	62
Diamondback Energy, Inc. 3.25%, 12/1/2026	158	154
Energy Transfer LP
4.40%, 3/15/2027	175	170
5.00%, 5/15/2044 (d)	210	175
Enterprise Products Operating LLC 4.45%, 2/15/2043	100	87
Exxon Mobil Corp. 3.00%, 8/16/2039	265	216
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	75	61
4.32%, 12/30/2039 (b)	55	43
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	245	229
3.45%, 10/15/2027 (b)	130	119
SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
HF Sinclair Corp.
2.63%, 10/1/2023 (b)	92	89
5.88%, 4/1/2026 (b)	49	50
MPLX LP 4.50%, 4/15/2038	86	75
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	80	67
Phillips 66 Co. 3.55%, 10/1/2026 (b)	85	83
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	178	182
Targa Resources Corp. 4.20%, 2/1/2033	30	27
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	175	138
		2,162
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 3.38%, 3/24/2029 (b)	250	234
Pharmaceuticals — 0.2%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	20	24
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	90	86
2.35%, 11/13/2040	244	180
Merck & Co., Inc. 2.35%, 6/24/2040	133	100
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	600	462
Viatris, Inc.
3.85%, 6/22/2040	111	79
4.00%, 6/22/2050	63	42
		973
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	93	79
Kansas City Southern 4.70%, 5/1/2048	72	68
Norfolk Southern Corp. 3.05%, 5/15/2050	90	66
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	200	177
Union Pacific Corp. 3.55%, 8/15/2039	121	104
		494
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	85	67
Broadcom, Inc.
1.95%, 2/15/2028 (b)	210	179
3.19%, 11/15/2036 (b)	27	20
KLA Corp. 3.30%, 3/1/2050	122	97
Microchip Technology, Inc.
0.97%, 2/15/2024	110	104
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
0.98%, 9/1/2024	112	104
NXP BV (China) 3.25%, 5/11/2041	135	102
Xilinx, Inc. 2.38%, 6/1/2030	228	201
		874
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	130	101
VMware, Inc.
1.40%, 8/15/2026	154	136
4.70%, 5/15/2030	143	138
		375
Specialty Retail — 0.0% ^
Lowe's Cos., Inc. 3.70%, 4/15/2046	178	143
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 3.45%, 2/9/2045	160	139
Dell International LLC 6.20%, 7/15/2030	370	385
		524
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	300	269
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	145	109
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	168	141
4.39%, 8/15/2037	110	87
3.73%, 9/25/2040	143	100
		437
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	175	165
2.88%, 1/15/2026	90	82
1.88%, 8/15/2026	245	212
		459
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	55	48
Total Corporate Bonds (Cost $41,106)		34,716
Asset-Backed Securities — 4.6%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	139	137
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	23

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	340	325
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	280	278
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	174	159
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	285	281
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	315	278
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	269	246
Series 2016-3, Class AA, 3.00%, 10/15/2028	354	321
Series 2021-1, Class B, 3.95%, 7/11/2030	335	279
Series 2019-1, Class AA, 3.15%, 2/15/2032	420	371
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	150	144
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	100	91
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	335	306
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	140	128
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	120	105
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	100	94
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	55	53
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	361	331
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	293	265
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	406	362
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	219	211
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	127	117
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (b)	50	49
Series 2020-P1, Class C, 1.32%, 11/9/2026	175	159
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	65	65
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	270	259
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	260	251
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	67	65
Crossroads Asset Trust
Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	48	47
Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (b)	195	188
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	205	185
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	187	164
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	53	50
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	162	152
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	125	123
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	135	129
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	165	157
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	130	127
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	314	289
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	280	269
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	69	67
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	140	136
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	420	363
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (b)	140	130
Flagship Credit Auto Trust
Series 2018-1, Class D, 3.86%, 4/15/2024 (b)	76	76
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	180	174
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	185	178
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (e)	265	237
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	300	297
SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	231	227
GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	62	62
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	412	369
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	245	218
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	140	143
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	319	310
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	184	183
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	100	97
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	273	268
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	215	202
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	437	429
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	137	132
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	425	376
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	18	18
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	333	326
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	455	433
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	365	352
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	442	404
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	260	245
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	278	264
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	207	190
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	526	480
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	197	192
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	120	107
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	247	231
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	830	770
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	47	45
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	315	308
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	488	464
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	196	190
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (e)	157	149
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	565	535
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	408	383
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	180	165
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	130	117
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	300	279
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	889	793
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	390	360
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	210	202
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	608	564
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	195	182
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	138	130
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	258	252
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	190	187
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	25

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	270	264
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	80	73
Series 2019-2, Class B, 3.50%, 5/1/2028	151	131
Series 2016-2, Class A, 3.10%, 10/7/2028	84	72
Series 2018-1, Class A, 3.70%, 3/1/2030	217	192
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	76	73
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	70	70
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	40	39
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	195	188
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	147	142
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	180	172
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	98	96
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	206	195
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	790	749
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	675	641
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	426	403
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	301	286
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	500	477
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	521	495
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	222	212
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	75	73
Total Asset-Backed Securities (Cost $28,424)		26,644
Mortgage-Backed Securities — 4.3%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	221	216
Pool # QB4026 2.50%, 10/1/2050	683	621
Pool # QB4045 2.50%, 10/1/2050	413	372
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # QB4484 2.50%, 10/1/2050	247	225
Pool # QB4542 2.50%, 10/1/2050	223	203
Pool # RA4224 3.00%, 11/1/2050	110	103
Pool # QB8503 2.50%, 2/1/2051	336	303
Pool # QC4789 3.00%, 7/1/2051	230	215
Pool # QD5778 3.00%, 1/1/2052	258	241
Pool # QE1637 4.00%, 5/1/2052	120	120
Pool # QE1832 4.50%, 5/1/2052	135	139
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	422	444
Pool # FM3118 3.00%, 5/1/2050	192	181
Pool # BQ2894 3.00%, 9/1/2050	361	339
Pool # BQ3996 2.50%, 10/1/2050	290	263
Pool # BQ5243 3.50%, 10/1/2050	121	117
Pool # CA7398 3.50%, 10/1/2050	432	419
Pool # CA8637 4.00%, 1/1/2051	765	766
Pool # BU3079 3.00%, 1/1/2052	198	185
Pool # BV0273 3.00%, 1/1/2052	208	194
Pool # BV4831 3.00%, 2/1/2052	159	148
Pool # BV0295 3.50%, 2/1/2052	449	440
Pool # BV6743 4.50%, 5/1/2052	155	158
Pool # BV9515 6.00%, 6/1/2052	140	148
FNMA, Other
Pool # AM3010 5.07%, 3/1/2028	209	225
Pool # BL8639 1.09%, 4/1/2028	238	211
Pool # AM5319 4.34%, 1/1/2029	191	198
Pool # BS0448 1.27%, 12/1/2029	449	387
Pool # BL9748 1.60%, 12/1/2029	140	123
Pool # AN7593 2.99%, 12/1/2029	129	124
Pool # AN8285 3.11%, 3/1/2030	134	131
Pool # AM8544 3.08%, 4/1/2030	60	58
Pool # BL9251 1.45%, 10/1/2030	360	309
Pool # AM4789 4.18%, 11/1/2030	86	87
Pool # BL9891 1.37%, 12/1/2030	249	213
Pool # BS5580 3.68%, 1/1/2032	370	372
Pool # AN6149 3.14%, 7/1/2032	405	389
Pool # BM3226 3.44%, 10/1/2032 (e)	592	578
Pool # AN7923 3.33%, 1/1/2033	250	242
Pool # BS5357 3.41%, 3/1/2033	275	268
Pool # AN9067 3.51%, 5/1/2033	140	138
Pool # AN9752 3.65%, 7/1/2033	265	263
Pool # BS5511 3.45%, 8/1/2033	365	357
Pool # BS5127 3.15%, 9/1/2033	215	204
Pool # BL1012 4.03%, 12/1/2033	130	133
Pool # BL0900 4.08%, 2/1/2034	75	77
SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AN4430 3.61%, 1/1/2037	219	216
Pool # BF0230 5.50%, 1/1/2058	618	678
Pool # BF0497 3.00%, 7/1/2060	289	272
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	322	314
Pool # BR3929 3.50%, 10/20/2050	201	195
Pool # BW1726 3.50%, 10/20/2050	303	295
Pool # BS8546 2.50%, 12/20/2050	717	645
Pool # BR3928 3.00%, 12/20/2050	330	316
Pool # BU7538 3.00%, 12/20/2050	219	210
Pool # 785294 3.50%, 1/20/2051	703	698
Pool # CA8452 3.00%, 2/20/2051	917	876
Pool # CB1543 3.00%, 2/20/2051	647	611
Pool # CA3588 3.50%, 2/20/2051	607	591
Pool # CB1536 3.50%, 2/20/2051	668	652
Pool # CB1542 3.00%, 3/20/2051	441	417
Pool # CB4433 3.00%, 3/20/2051	748	699
Pool # CC0070 3.00%, 3/20/2051	110	106
Pool # CC8726 3.00%, 3/20/2051	146	138
Pool # CC8738 3.00%, 3/20/2051	176	166
Pool # CC8723 3.50%, 3/20/2051	804	782
Pool # CC0088 4.00%, 3/20/2051	31	31
Pool # CC0092 4.00%, 3/20/2051	75	75
Pool # CC8727 3.00%, 4/20/2051	207	196
Pool # CC8739 3.00%, 4/20/2051	591	558
Pool # CC8740 3.00%, 4/20/2051	524	494
Pool # CC8751 3.00%, 4/20/2051	108	102
Pool # CA3563 3.50%, 7/20/2051	388	382
Pool # CE2586 3.50%, 7/20/2051	553	538
Pool # CK1527 3.50%, 12/20/2051	381	373
Pool # CJ8184 3.50%, 1/20/2052	402	391
Pool # CK2660 3.00%, 2/20/2052	248	230
Pool # CK2716 3.50%, 2/20/2052	303	297
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (e)	361	340
Total Mortgage-Backed Securities (Cost $27,448)		24,531
U.S. Treasury Obligations — 4.0%
U.S. Treasury Bonds
1.13%, 5/15/2040	1,504	1,047
1.13%, 8/15/2040	4,644	3,208
2.38%, 2/15/2042	540	458
2.25%, 8/15/2046	455	367
1.25%, 5/15/2050	202	129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.38%, 8/15/2050	4,745	3,123
1.63%, 11/15/2050	1,505	1,059
1.88%, 2/15/2051	388	291
U.S. Treasury Notes
0.13%, 1/31/2023 (f)	1,436	1,416
1.75%, 7/31/2024	430	419
0.25%, 8/31/2025	2,264	2,073
1.88%, 2/28/2027	1,120	1,063
1.88%, 2/28/2029	1,594	1,482
2.88%, 4/30/2029	1,026	1,014
1.50%, 2/15/2030	1,610	1,446
0.63%, 8/15/2030	758	629
0.88%, 11/15/2030	1,250	1,055
1.63%, 5/15/2031	845	755
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (g)	1,015	896
1.14%, 5/15/2027 (g)	1,035	891
Total U.S. Treasury Obligations (Cost $26,634)		22,821
Collateralized Mortgage Obligations — 1.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	369	344
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	357	355
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	471	422
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (e)	89	88
Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (e)	370	363
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (e)	415	393
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	167	182
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	67	71
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	140	140
Series 2019-7, Class CA, 3.50%, 11/25/2057	775	774
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	333	355
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (e)	181	180
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (e)	365	408
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	27

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	188	182
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (e)	150	144
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (e)	316	301
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	125	118
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	213	210
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	273	273
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	485	468
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	104	103
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (e)	754	687
Total Collateralized Mortgage Obligations (Cost $6,987)		6,561
Commercial Mortgage-Backed Securities — 0.6%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (e)	201	199
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (e)	230	226
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (e)	200	197
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (e)	340	306
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	319	316
Series K-1510, Class A2, 3.72%, 1/25/2031	115	117
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	515	447
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	95	91
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (e)	596	68
FNMA, Other 3.08%, 1/1/2029 (h)	485	493
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (e)	210	194
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (e)	15	14
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (e)	165	162
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (e)	75	73
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (e)	176	168
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	360	305
Total Commercial Mortgage-Backed Securities (Cost $3,605)		3,376
Foreign Government Securities — 0.2%
Republic of Chile (Chile) 2.55%, 1/27/2032	200	170
Republic of Panama (Panama) 3.16%, 1/23/2030	200	178
Republic of Peru (Peru) 2.78%, 12/1/2060	49	30
United Mexican States (Mexico)
2.66%, 5/24/2031	400	329
3.50%, 2/12/2034	228	189
Total Foreign Government Securities (Cost $1,103)		896
	SHARES (000)
Short Term Investments — 7.9%
Investment Companies — 7.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (i) (Cost $45,463)	45,463	45,463
Total Investments — 98.8% (Cost $590,040)		568,663
Other Assets Less Liabilities — 1.2%		6,836
NET ASSETS — 100.0%		575,499

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of June 30, 2022.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(119)	09/16/2022	USD	(4,253)	(80)
MSCI EAFE E-Mini Index	(34)	09/16/2022	USD	(3,160)	3
MSCI Emerging Markets E-Mini Index	(99)	09/16/2022	USD	(4,968)	(10)
S&P 500 E-Mini Index	(30)	09/16/2022	USD	(5,694)	88
					1

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	29

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 39.2%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	329	2,451
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	80	464
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	38	309
JPMorgan High Yield Fund Class R6 Shares (a)	190	1,171
Total Fixed Income		4,395
International Equity — 4.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	79	1,236
U.S. Equity — 18.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	84	4,798
Total Investment Companies (Cost $10,902)		10,429
Exchange-Traded Funds — 29.9%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	4	373
Fixed Income — 15.1%
JPMorgan High Yield Research Enhanced ETF (a)	4	150
JPMorgan Inflation Managed Bond ETF (a)	42	2,010
JPMorgan U.S. Aggregate Bond ETF (a)	38	1,842
Total Fixed Income		4,002
International Equity — 9.3%
JPMorgan BetaBuilders International Equity ETF (a)	52	2,476
U.S. Equity — 4.1%
iShares Russell 2000 ETF	3	498
iShares Russell Mid-Cap ETF	9	604
Total U.S. Equity		1,102
Total Exchange-Traded Funds (Cost $8,313)		7,953
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 6.8%
U.S. Treasury Bonds
1.13%, 5/15/2040	64	45
1.13%, 8/15/2040	115	79
1.38%, 11/15/2040	37	27
2.25%, 5/15/2041	8	7
1.75%, 8/15/2041	15	11
2.00%, 11/15/2041	10	8
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 8/15/2046	15	12
1.38%, 8/15/2050	182	120
1.63%, 11/15/2050	58	41
1.88%, 11/15/2051	22	16
2.25%, 2/15/2052	20	16
U.S. Treasury Notes
0.13%, 1/31/2023 (b)	478	471
0.13%, 9/15/2023	215	208
1.50%, 2/15/2025	170	163
0.25%, 8/31/2025	121	111
0.38%, 11/30/2025	46	42
3.25%, 6/30/2027	50	50
0.50%, 8/31/2027	68	60
0.63%, 11/30/2027	45	40
1.25%, 3/31/2028	15	14
1.25%, 5/31/2028	12	11
1.00%, 7/31/2028	35	31
1.88%, 2/28/2029	35	33
2.88%, 4/30/2029	46	45
1.88%, 2/15/2032	69	63
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (c)	40	35
1.14%, 5/15/2027 (c)	40	34
2.33%, 5/15/2041 (c)	55	28
Total U.S. Treasury Obligations (Cost $2,001)		1,821
Corporate Bonds — 6.0%
Aerospace & Defense — 0.2%
Boeing Co. (The)
1.17%, 2/4/2023	5	5
1.43%, 2/4/2024	5	5
2.70%, 2/1/2027	32	28
3.45%, 11/1/2028	3	3
Northrop Grumman Corp. 3.85%, 4/15/2045	7	6
Raytheon Technologies Corp. 2.25%, 7/1/2030	11	9
		56
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	12	10
Automobiles — 0.2%
General Motors Co. 6.80%, 10/1/2027	4	4
Hyundai Capital America
1.15%, 11/10/2022 (d)	17	17
2.65%, 2/10/2025 (d)	5	5
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Automobiles — continued
1.30%, 1/8/2026 (d)	5	5
2.38%, 10/15/2027 (d)	14	12
		43
Banks — 0.5%
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	11	10
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	23	22
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	5	5
(SOFR + 1.21%), 2.57%, 10/20/2032 (e)	5	4
(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	21	15
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (e)	5	5
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	11	10
(SOFR + 1.18%), 2.52%, 11/3/2032 (e)	5	4
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	7	6
HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	12	13
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	11	10
Wells Fargo & Co.
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	12	9
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	5	5
Westpac Banking Corp. (Australia) 3.13%, 11/18/2041	4	3
		121
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	7	6
Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	8	7
		13
Biotechnology — 0.2%
AbbVie, Inc.
2.95%, 11/21/2026	3	3
3.20%, 11/21/2029	4	4
4.05%, 11/21/2039	20	18
Amgen, Inc. 3.15%, 2/21/2040	7	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued
Gilead Sciences, Inc. 2.60%, 10/1/2040	11	8
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	7	6
		44
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	5	4
Capital Markets — 0.5%
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	13	13
4.25%, 10/21/2025	46	46
(SOFR + 0.91%), 1.95%, 10/21/2027 (e)	5	4
(SOFR + 1.11%), 2.64%, 2/24/2028	5	5
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	16	15
Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	10	9
Morgan Stanley
3.95%, 4/23/2027	14	14
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	7	6
S&P Global, Inc.
2.70%, 3/1/2029 (d)	6	5
4.25%, 5/1/2029 (d)	10	10
		127
Chemicals — 0.1%
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (d)	7	5
LYB International Finance III LLC 1.25%, 10/1/2025	11	10
		15
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	10	8
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	7	6
Consumer Finance — 0.2%
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	5	5
5.50%, 1/15/2026 (d)	19	18
2.13%, 2/21/2026 (d)	5	4
2.53%, 11/18/2027 (d)	13	11
Capital One Financial Corp.
3.80%, 1/31/2028	11	10
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	31

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	5	4
General Motors Financial Co., Inc.
3.80%, 4/7/2025	5	5
4.35%, 1/17/2027	2	2
Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (d)	5	5
		64
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	6	5
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	10	9
Diversified Financial Services — 0.0% ^
Shell International Finance BV (Netherlands)
2.38%, 11/7/2029	7	6
3.13%, 11/7/2049	5	4
		10
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	11	9
3.55%, 9/15/2055	4	3
Verizon Communications, Inc.
2.10%, 3/22/2028	5	4
2.65%, 11/20/2040	5	4
		20
Electric Utilities — 0.5%
Edison International 5.75%, 6/15/2027	6	6
Emera US Finance LP (Canada) 4.75%, 6/15/2046	12	10
Evergy, Inc. 2.90%, 9/15/2029	11	10
Indiana Michigan Power Co. 3.25%, 5/1/2051	5	4
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	7	7
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	7	5
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	5	4
2.45%, 12/2/2027 (d)	24	20
OGE Energy Corp. 0.70%, 5/26/2023	5	5
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	5	5
Pacific Gas and Electric Co.
1.37%, 3/10/2023	10	10
1.70%, 11/15/2023	5	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
3.25%, 2/16/2024	5	5
2.95%, 3/1/2026	4	3
3.75%, 8/15/2042 (f)	4	3
4.30%, 3/15/2045	1	1
PacifiCorp 4.15%, 2/15/2050	12	11
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	5	5
Southern California Edison Co. Series 20C, 1.20%, 2/1/2026	12	11
Union Electric Co. 3.90%, 4/1/2052	4	3
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	7	7
		140
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	7	7
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	4	3
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	6	6
Walt Disney Co. (The) 3.50%, 5/13/2040	11	9
		18
Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.
1.50%, 1/31/2028	5	4
1.88%, 10/15/2030	27	21
3.10%, 6/15/2050	7	5
2.95%, 1/15/2051	4	3
Brixmor Operating Partnership LP
2.25%, 4/1/2028	10	9
2.50%, 8/16/2031	5	4
Corporate Office Properties LP 2.75%, 4/15/2031	5	4
CubeSmart LP 2.00%, 2/15/2031	11	9
Digital Realty Trust LP 3.70%, 8/15/2027	7	7
Equinix, Inc. 2.90%, 11/18/2026	11	10
Federal Realty OP LP 1.25%, 2/15/2026	7	6
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	7	5
Healthpeak Properties, Inc. 2.13%, 12/1/2028	6	5
Life Storage LP 2.40%, 10/15/2031	5	4
Office Properties Income Trust 2.40%, 2/1/2027	10	8
Physicians Realty LP 2.63%, 11/1/2031	5	4
Public Storage 1.95%, 11/9/2028	3	3
Realty Income Corp. 1.80%, 3/15/2033	5	4
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Sabra Health Care LP 3.20%, 12/1/2031	5	4
Safehold Operating Partnership LP 2.85%, 1/15/2032	7	6
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	14	13
UDR, Inc.
2.10%, 8/1/2032	7	5
1.90%, 3/15/2033	5	4
WP Carey, Inc.
2.40%, 2/1/2031	11	9
2.45%, 2/1/2032	10	8
		164
Food & Staples Retailing — 0.2%
7-Eleven, Inc.
0.63%, 2/10/2023 (d)	15	15
0.95%, 2/10/2026 (d)	2	2
1.30%, 2/10/2028 (d)	2	2
2.50%, 2/10/2041 (d)	3	2
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	5	4
3.63%, 5/13/2051 (d)	5	3
Kroger Co. (The) 4.45%, 2/1/2047	5	4
Sysco Corp. 2.40%, 2/15/2030	11	9
		41
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	3	2
Kraft Heinz Foods Co.
4.63%, 10/1/2039	5	4
4.38%, 6/1/2046	3	3
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	11	9
		18
Gas Utilities — 0.1%
Atmos Energy Corp.
0.63%, 3/9/2023	5	5
1.50%, 1/15/2031	6	5
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	11	9
		19
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	4	3
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	5	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Elevance Health, Inc. 2.25%, 5/15/2030	7	6
HCA, Inc. 5.25%, 6/15/2026	23	23
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	4
MultiCare Health System 2.80%, 8/15/2050	2	1
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	5	4
Universal Health Services, Inc. 2.65%, 10/15/2030 (d)	3	2
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	15
		62
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	7	5
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	2	2
Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust 1.84%, 11/15/2023 (d)	15	14
Constellation Energy Generation LLC 3.25%, 6/1/2025	21	20
Southern Power Co. 5.15%, 9/15/2041	16	15
		49
Insurance — 0.3%
American International Group, Inc. 4.38%, 6/30/2050	7	6
Athene Global Funding
0.95%, 1/8/2024 (d)	11	10
2.75%, 6/25/2024 (d)	7	7
2.50%, 1/14/2025 (d)	4	4
1.45%, 1/8/2026 (d)	10	9
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	5	4
Brown & Brown, Inc. 2.38%, 3/15/2031	7	6
Corebridge Financial, Inc. 3.85%, 4/5/2029 (d)	5	5
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	7	5
F&G Global Funding 1.75%, 6/30/2026 (d)	5	4
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	7	6
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	5	4
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	7	5
		75
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	33

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	5	5
IT Services — 0.0% ^
Global Payments, Inc. 3.20%, 8/15/2029	4	3
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	7	5
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	11	9
3.50%, 6/1/2041	10	7
Comcast Corp.
3.25%, 11/1/2039	11	9
2.80%, 1/15/2051	3	2
Discovery Communications LLC 3.63%, 5/15/2030	11	10
		37
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	12	10
Steel Dynamics, Inc. 1.65%, 10/15/2027	5	4
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	4	4
		18
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	10	8
Multi-Utilities — 0.0% ^
WEC Energy Group, Inc. 1.38%, 10/15/2027	11	10
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	5	5
BP Capital Markets America, Inc.
3.63%, 4/6/2030	5	5
2.77%, 11/10/2050	11	8
Coterra Energy, Inc. 3.90%, 5/15/2027 (d)	5	5
Diamondback Energy, Inc. 3.25%, 12/1/2026	9	9
Energy Transfer LP 5.00%, 5/15/2044 (f)	10	8
Enterprise Products Operating LLC 4.45%, 2/15/2043	5	4
Exxon Mobil Corp. 3.00%, 8/16/2039	11	9
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	5	4
4.32%, 12/30/2039 (d)	5	4
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	14	13
3.45%, 10/15/2027 (d)	6	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
HF Sinclair Corp. 2.63%, 10/1/2023 (d)	7	7
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	5	4
Phillips 66 Co. 3.55%, 10/1/2026 (d)	7	7
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	7
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	7	5
		109
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	5	5
2.35%, 11/13/2040	9	7
Merck & Co., Inc. 2.35%, 6/24/2040	7	5
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	11	10
Viatris, Inc. 3.85%, 6/22/2040	11	8
		35
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	5	4
Kansas City Southern 4.70%, 5/1/2048	3	3
Norfolk Southern Corp. 3.05%, 5/15/2050	5	4
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	11	10
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	15	13
Union Pacific Corp. 3.55%, 8/15/2039	5	4
		38
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	4	3
Broadcom, Inc. 1.95%, 2/15/2028 (d)	9	8
KLA Corp. 3.30%, 3/1/2050	6	5
Microchip Technology, Inc.
0.97%, 2/15/2024	10	9
0.98%, 9/1/2024	3	3
NXP BV (China) 3.25%, 5/11/2041	5	4
Xilinx, Inc. 2.38%, 6/1/2030	12	10
		42
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	5	4
Roper Technologies, Inc. 1.75%, 2/15/2031	4	3
VMware, Inc.
1.40%, 8/15/2026	7	6
4.70%, 5/15/2030	11	11
		24
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialty Retail — 0.1%
AutoZone, Inc. 3.63%, 4/15/2025	11	11
Lowe's Cos., Inc. 3.70%, 4/15/2046	7	6
Tractor Supply Co. 1.75%, 11/1/2030	8	6
		23
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC 6.20%, 7/15/2030	18	19
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	10	8
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	13	11
4.39%, 8/15/2037	5	4
3.73%, 9/25/2040	6	4
		27
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	5	5
1.88%, 8/15/2026	15	13
		18
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	5	5
T-Mobile USA, Inc. 2.55%, 2/15/2031	17	14
		19
Total Corporate Bonds (Cost $1,915)		1,595
Mortgage-Backed Securities — 5.1%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	9	9
Pool # QB4026 2.50%, 10/1/2050	25	23
Pool # QB4045 2.50%, 10/1/2050	15	14
Pool # QB4484 2.50%, 10/1/2050	9	8
Pool # QB4542 2.50%, 10/1/2050	8	8
Pool # RA4224 3.00%, 11/1/2050	4	4
Pool # QB8503 2.50%, 2/1/2051	13	12
Pool # QC4789 3.00%, 7/1/2051	15	14
Pool # QE1832 4.50%, 5/1/2052	30	31
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	16	16
Pool # FM3118 3.00%, 5/1/2050	6	6
Pool # BQ2894 3.00%, 9/1/2050	12	11
Pool # BQ3996 2.50%, 10/1/2050	11	10
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BQ5243 3.50%, 10/1/2050	4	4
Pool # CA7398 3.50%, 10/1/2050	14	14
Pool # CA8637 4.00%, 1/1/2051	31	31
Pool # BU1805 2.50%, 12/1/2051	22	20
Pool # CB2637 2.50%, 1/1/2052	15	13
Pool # BU3079 3.00%, 1/1/2052	10	9
Pool # BV0273 3.00%, 1/1/2052	10	9
Pool # CB2670 3.00%, 1/1/2052	15	14
Pool # BV4831 3.00%, 2/1/2052	5	5
Pool # BV0295 3.50%, 2/1/2052	20	19
Pool # BV3950 4.00%, 2/1/2052	10	10
Pool # BV6743 4.50%, 5/1/2052	25	25
FNMA, Other
Pool # AN2009 2.70%, 7/1/2026	38	37
Pool # AM3010 5.07%, 3/1/2028	9	9
Pool # BL8639 1.09%, 4/1/2028	15	13
Pool # AM5319 4.34%, 1/1/2029	9	9
Pool # BS4290 1.95%, 10/1/2029	100	90
Pool # BS0448 1.27%, 12/1/2029	20	17
Pool # BL9748 1.60%, 12/1/2029	5	4
Pool # AN7593 2.99%, 12/1/2029	5	5
Pool # AN8285 3.11%, 3/1/2030	5	5
Pool # AM8544 3.08%, 4/1/2030	5	4
Pool # BL9251 1.45%, 10/1/2030	20	17
Pool # AM4789 4.18%, 11/1/2030	18	18
Pool # BL9891 1.37%, 12/1/2030	10	8
Pool # AN6149 3.14%, 7/1/2032	30	29
Pool # BM3226 3.44%, 10/1/2032 (g)	29	29
Pool # AN7923 3.33%, 1/1/2033	10	10
Pool # AN9067 3.51%, 5/1/2033	5	5
Pool # BS5511 3.45%, 8/1/2033	25	24
Pool # BL1012 4.03%, 12/1/2033	10	10
Pool # BL0900 4.08%, 2/1/2034	10	10
Pool # AN4430 3.61%, 1/1/2037	12	12
Pool # BF0230 5.50%, 1/1/2058	22	24
Pool # BF0497 3.00%, 7/1/2060	11	11
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	15	15
Pool # BR3929 3.50%, 10/20/2050	9	8
Pool # BW1726 3.50%, 10/20/2050	16	16
Pool # BS8546 2.50%, 12/20/2050	29	26
Pool # BR3928 3.00%, 12/20/2050	34	33
Pool # BU7538 3.00%, 12/20/2050	28	27
Pool # 785294 3.50%, 1/20/2051	29	29
Pool # CA8452 3.00%, 2/20/2051	36	35
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	35

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CB1543 3.00%, 2/20/2051	28	27
Pool # CA3588 3.50%, 2/20/2051	27	27
Pool # CB1536 3.50%, 2/20/2051	27	26
Pool # CB1542 3.00%, 3/20/2051	35	33
Pool # CB4433 3.00%, 3/20/2051	29	27
Pool # CC0070 3.00%, 3/20/2051	33	32
Pool # CC8738 3.00%, 3/20/2051	29	28
Pool # CC8723 3.50%, 3/20/2051	33	32
Pool # CC8727 3.00%, 4/20/2051	20	19
Pool # CC8739 3.00%, 4/20/2051	24	23
Pool # CC8740 3.00%, 4/20/2051	24	22
Pool # CC8751 3.00%, 4/20/2051	27	25
Pool # CA3563 3.50%, 7/20/2051	15	15
Pool # CE2586 3.50%, 7/20/2051	24	23
Pool # CK1527 3.50%, 12/20/2051	20	19
Pool # CJ8184 3.50%, 1/20/2052	20	19
Pool # CK2716 3.50%, 2/20/2052	15	15
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (g)	20	19
Total Mortgage-Backed Securities (Cost $1,506)		1,359
Asset-Backed Securities — 3.1%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	42	41
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	25	22
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	19	17
Series 2016-3, Class AA, 3.00%, 10/15/2028	19	17
Series 2021-1, Class B, 3.95%, 7/11/2030	14	12
Series 2019-1, Class AA, 3.15%, 2/15/2032	25	22
AmeriCredit Automobile Receivables Trust Series 2018-3, Class D, 4.04%, 11/18/2024	15	15
Business Jet Securities LLC Series 2021-1A, Class A, 2.16%, 4/15/2036 (d)	76	69
CarMax Auto Owner Trust Series 2019-3, Class C, 2.60%, 6/16/2025	15	15
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (d)	35	35
Series 2020-P1, Class C, 1.32%, 11/9/2026	15	14
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	25	22
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	8	7
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	35	34
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (d)	10	9
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	25	24
Series 2021-4A, Class D, 1.99%, 9/15/2027 (d)	25	23
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	15	14
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	19	18
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	10	10
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	10	10
Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	10	9
GLS Auto Receivables Issuer Trust
Series 2020-4A, Class B, 0.87%, 12/16/2024 (d)	6	6
Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	10	10
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	6	6
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	45	44
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	72	68
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	67	66
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	10	9
Santander Drive Auto Receivables Trust Series 2019-3, Class D, 2.68%, 10/15/2025	19	19
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	3	3
Series 2019-2, Class B, 3.50%, 5/1/2028	8	7
Series 2016-2, Class A, 3.10%, 10/7/2028	4	3
Series 2018-1, Class A, 3.70%, 3/1/2030	8	7
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (d)	20	20
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	28	27
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (d) (f)	71	68
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	10	10
Total Asset-Backed Securities (Cost $882)		832
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.8%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (d) (g)	10	9
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (d) (g)	10	10
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (d) (g)	20	20
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (d) (g)	29	26
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	14	14
Series K-1510, Class A2, 3.72%, 1/25/2031	5	5
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	30	26
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	6	6
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (g)	92	11
FNMA, Other 3.08%, 1/1/2029	25	25
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (g)	10	9
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (g)	5	5
Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (g)	25	24
Series 2017-K728, Class C, 3.76%, 11/25/2050 (d) (g)	10	10
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (d) (g)	8	7
Total Commercial Mortgage-Backed Securities (Cost $219)		207
Collateralized Mortgage Obligations — 0.6%
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	7	7
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	3	3
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	8	8
Series 2019-7, Class CA, 3.50%, 11/25/2057	31	31
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	13	14
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	16	16
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	11	11
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	10	10
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	26	25
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	30	30
Total Collateralized Mortgage Obligations (Cost $161)		155
	SHARES (000)
Short Term Investments — 8.6%
Investment Companies — 8.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (h) (Cost $2,278)	2,278	2,278
Total Investments — 100.1% (Cost $28,177)		26,629
Liabilities in Excess of Other Assets — (0.1)%		(25)
NET ASSETS — 100.0%		26,604

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Funds	37

JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2022.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(h)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(3)	09/16/2022	USD	(107)	(4)
MSCI EAFE E-Mini Index	(2)	09/16/2022	USD	(186)	—(a)
MSCI Emerging Markets E-Mini Index	(4)	09/16/2022	USD	(201)	(1)
					(5)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 40.3%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,782	95,225
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,140	18,241
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,509	12,454
JPMorgan High Yield Fund Class R6 Shares (a)	7,484	46,029
Total Fixed Income		171,949
International Equity — 4.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,117	48,966
U.S. Equity — 19.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	3,486	198,082
Total Investment Companies (Cost $417,458)		418,997
Exchange-Traded Funds — 29.8%
Alternative Assets — 1.3%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	153	13,419
Fixed Income — 14.9%
JPMorgan High Yield Research Enhanced ETF (a)	124	5,417
JPMorgan Inflation Managed Bond ETF (a)	1,618	78,135
JPMorgan U.S. Aggregate Bond ETF (a)	1,492	71,571
Total Fixed Income		155,123
International Equity — 9.3%
JPMorgan BetaBuilders International Equity ETF (a)	2,050	96,934
U.S. Equity — 4.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	342	23,860
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	403	20,303
Total U.S. Equity		44,163
Total Exchange-Traded Funds (Cost $320,627)		309,639
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 6.0%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.75%, 2/1/2026	70	65
2.20%, 2/4/2026	45	40
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.70%, 2/1/2027	1,403	1,249
3.45%, 11/1/2028	155	138
L3Harris Technologies, Inc. 1.80%, 1/15/2031	80	64
Northrop Grumman Corp.
5.15%, 5/1/2040	191	193
3.85%, 4/15/2045	209	176
Raytheon Technologies Corp. 2.25%, 7/1/2030	322	278
		2,203
Airlines — 0.1%
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	549	467
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	300	316
Hyundai Capital America
1.15%, 11/10/2022 (b)	834	828
1.30%, 1/8/2026 (b)	80	71
Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (b)	253	239
		1,454
Banks — 1.0%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	845	846
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	600	476
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	594	566
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	190	187
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	950	684
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	360	359
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	200	174
Barclays plc (United Kingdom) 4.34%, 1/10/2028	235	225
BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	230	181
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	328	283
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	39

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	250	189
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	400	393
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	250	220
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	600	527
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,495	1,279
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	300	290
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	200	178
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	200	175
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	315	297
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	200	175
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	700	686
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	260	229
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	415	331
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	173
Wells Fargo & Co.
4.30%, 7/22/2027	900	890
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	53	41
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	200	185
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	50	36
3.13%, 11/18/2041	165	121
		10,570
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	750	608
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	217	172
		780
Biotechnology — 0.2%
AbbVie, Inc.
2.95%, 11/21/2026	235	223
4.05%, 11/21/2039	400	357
4.25%, 11/21/2049	180	160
Amgen, Inc. 3.15%, 2/21/2040	394	311
Biogen, Inc. 2.25%, 5/1/2030	114	93
Gilead Sciences, Inc. 2.60%, 10/1/2040	227	166
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	379	304
		1,614
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	245	194
Capital Markets — 0.6%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	301	216
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	500	488
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	995	929
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	735	653
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	600	595
(SOFR + 1.11%), 2.64%, 2/24/2028	187	170
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	370	325
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	200	163
Morgan Stanley
5.00%, 11/24/2025	536	545
3.13%, 7/27/2026	487	465
S&P Global, Inc.
2.70%, 3/1/2029 (b)	202	184
4.25%, 5/1/2029 (b)	233	230
SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	222	221
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	450	357
		5,756
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	168
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	2	2
LYB International Finance III LLC 1.25%, 10/1/2025	111	100
		270
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	270	209
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	300	290
6.50%, 7/15/2025	205	210
4.63%, 10/15/2027	810	762
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	171	157
5.50%, 1/15/2026 (b)	530	514
2.13%, 2/21/2026 (b)	115	99
4.25%, 4/15/2026 (b)	20	19
2.53%, 11/18/2027 (b)	916	747
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (c)	175	141
General Motors Financial Co., Inc. 3.80%, 4/7/2025	170	166
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	505	503
5.50%, 2/15/2024 (b)	49	49
		3,783
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	198	179
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	70	63
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — 0.0% ^
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	205	157
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	522	476
3.50%, 6/1/2041	518	414
3.55%, 9/15/2055	305	228
Verizon Communications, Inc. 2.65%, 11/20/2040	185	136
		1,254
Electric Utilities — 0.5%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	75
Edison International 5.75%, 6/15/2027	195	198
Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	173
Entergy Arkansas LLC 2.65%, 6/15/2051	72	50
Entergy Louisiana LLC
4.00%, 3/15/2033	150	143
2.90%, 3/15/2051	60	43
Evergy, Inc. 2.90%, 9/15/2029	394	348
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	365	337
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	179	144
Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	236
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	126	111
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	182	180
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	98	81
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	253	170
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	90	81
2.45%, 12/2/2027 (b)	305	262
OGE Energy Corp. 0.70%, 5/26/2023	105	102
Pacific Gas and Electric Co.
1.37%, 3/10/2023	425	418
1.70%, 11/15/2023	130	125
3.25%, 2/16/2024	315	307
3.45%, 7/1/2025	120	113
2.95%, 3/1/2026	264	240
3.75%, 8/15/2042 (d)	71	48
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	41

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
4.30%, 3/15/2045	65	47
PacifiCorp 4.15%, 2/15/2050	113	102
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	85	86
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	176	157
Series C, 4.13%, 3/1/2048	121	100
Union Electric Co. 3.90%, 4/1/2052	124	109
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	255	254
		4,840
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	181	145
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	226	219
Walt Disney Co. (The) 3.50%, 5/13/2040	327	279
		643
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	110	102
American Tower Corp.
1.50%, 1/31/2028	155	129
1.88%, 10/15/2030	928	722
Brixmor Operating Partnership LP
2.25%, 4/1/2028	140	120
2.50%, 8/16/2031	80	63
Corporate Office Properties LP 2.75%, 4/15/2031	225	182
Equinix, Inc. 2.90%, 11/18/2026	284	264
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	379	294
Healthpeak Properties, Inc. 2.13%, 12/1/2028	248	214
Life Storage LP 2.40%, 10/15/2031	220	175
Office Properties Income Trust 2.40%, 2/1/2027	275	225
Physicians Realty LP 2.63%, 11/1/2031	100	80
Realty Income Corp. 1.80%, 3/15/2033	220	168
Sabra Health Care LP 3.20%, 12/1/2031	160	127
Safehold Operating Partnership LP 2.85%, 1/15/2032	299	240
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	510	491
UDR, Inc.
2.10%, 8/1/2032	380	295
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
1.90%, 3/15/2033	50	38
WP Carey, Inc.
2.40%, 2/1/2031	148	121
2.25%, 4/1/2033	10	8
		4,058
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc.
1.30%, 2/10/2028 (b)	96	80
2.50%, 2/10/2041 (b)	99	67
Alimentation Couche-Tard, Inc. (Canada) 3.63%, 5/13/2051 (b)	225	163
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	97	92
		402
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	138	114
Kraft Heinz Foods Co.
4.63%, 10/1/2039	155	136
4.38%, 6/1/2046	86	72
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	403	334
		656
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	175	125
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	143
		268
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	63	59
DH Europe Finance II SARL 3.25%, 11/15/2039	103	85
		144
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	246	205
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	112
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	130
CommonSpirit Health
1.55%, 10/1/2025	65	60
2.78%, 10/1/2030	150	130
3.91%, 10/1/2050	65	52
HCA, Inc.
5.25%, 6/15/2026	858	854
SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
3.50%, 7/15/2051	83	57
4.63%, 3/15/2052 (b)	92	74
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	107
MidMichigan Health Series 2020, 3.41%, 6/1/2050	40	32
MultiCare Health System 2.80%, 8/15/2050	113	82
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	101
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	165	119
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	137	109
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	219
		2,443
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	205	155
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	65	65
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	650	622
Southern Power Co. 5.15%, 9/15/2041	205	193
		815
Industrial Conglomerates — 0.1%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	484	452
Insurance — 0.2%
Athene Global Funding
2.50%, 1/14/2025 (b)	111	105
1.45%, 1/8/2026 (b)	400	356
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	120	103
Brown & Brown, Inc. 2.38%, 3/15/2031	386	306
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	75	69
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	285	204
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	408	333
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	150	132
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	393	300
		1,908
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	225	208
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	156	138
Global Payments, Inc. 3.20%, 8/15/2029	297	259
		397
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	100	77
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	136	109
3.70%, 4/1/2051	403	273
Comcast Corp.
3.25%, 11/1/2039	332	273
2.80%, 1/15/2051	172	122
Discovery Communications LLC 3.63%, 5/15/2030	203	180
		957
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	235	231
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	315	257
Steel Dynamics, Inc. 1.65%, 10/15/2027	244	209
		697
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	217	164
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	184	131
Consumers Energy Co. 3.25%, 8/15/2046	97	78
WEC Energy Group, Inc. 1.38%, 10/15/2027	199	172
		381
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	165	160
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	43

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America, Inc. 2.77%, 11/10/2050	187	130
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	125	120
Diamondback Energy, Inc. 3.25%, 12/1/2026	315	307
Energy Transfer LP
3.90%, 7/15/2026	92	88
4.40%, 3/15/2027	345	334
5.00%, 5/15/2044 (d)	420	351
Enterprise Products Operating LLC 4.45%, 2/15/2043	200	174
Exxon Mobil Corp. 3.00%, 8/16/2039	593	484
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	140	114
4.32%, 12/30/2039 (b)	100	78
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	196	160
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	455	425
3.45%, 10/15/2027 (b)	259	237
HF Sinclair Corp. 5.88%, 4/1/2026 (b)	97	98
MPLX LP 4.50%, 4/15/2038	205	180
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	155	129
Phillips 66 Co. 3.55%, 10/1/2026 (b)	194	188
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	402	410
Targa Resources Corp. 4.20%, 2/1/2033	60	54
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	394	310
		4,531
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052 (b)	250	214
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	45	54
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	225	215
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	700	539
Viatris, Inc. 4.00%, 6/22/2050	155	104
		912
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	191	162
Kansas City Southern 4.70%, 5/1/2048	143	135
Norfolk Southern Corp. 3.05%, 5/15/2050	187	137
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	400	353
Union Pacific Corp. 3.55%, 8/15/2039	270	233
		1,020
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	171	134
Broadcom, Inc.
1.95%, 2/15/2028 (b)	418	356
3.19%, 11/15/2036 (b)	59	45
KLA Corp. 3.30%, 3/1/2050	242	192
Microchip Technology, Inc.
0.97%, 2/15/2024	205	195
0.98%, 9/1/2024	224	209
NXP BV (China) 3.25%, 5/11/2041	265	199
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	280	224
Xilinx, Inc. 2.38%, 6/1/2030	471	415
		1,969
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	279	217
VMware, Inc.
1.40%, 8/15/2026	308	272
4.70%, 5/15/2030	320	309
		798
Specialty Retail — 0.0% ^
Lowe's Cos., Inc. 3.70%, 4/15/2046	402	322
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC 6.20%, 7/15/2030	762	793
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	795	712
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	285	215
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	386	323
4.39%, 8/15/2037	205	163
3.73%, 9/25/2040	315	221
		922
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	345	325
SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — continued
2.88%, 1/15/2026	180	165
1.88%, 8/15/2026	495	428
		918
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	200	179
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	100	88
		267
Total Corporate Bonds (Cost $73,995)		62,061
Asset-Backed Securities — 4.9%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	277	272
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	675	645
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	560	555
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	350	320
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	530	523
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	635	561
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	537	490
Series 2016-3, Class AA, 3.00%, 10/15/2028	708	642
Series 2021-1, Class B, 3.95%, 7/11/2030	690	576
Series 2019-1, Class AA, 3.15%, 2/15/2032	855	756
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	315	302
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	165	150
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	645	590
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	290	265
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	255	223
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	250	236
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	109	106
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	710	652
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	582	527
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	815	728
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	399	385
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	311	288
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	375	342
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	170	160
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	111	111
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	540	519
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	645	622
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	167	163
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	88	86
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	405	366
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	156	152
Series 2020-1, Class A, 2.50%, 6/10/2028	386	338
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	144	134
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	303	284
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	315	301
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	235	229
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	356	327
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	45

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-A, Class C, 2.09%, 8/27/2035 ‡ (b)	167	153
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	163	156
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	780	673
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (b)	255	237
Flagship Credit Auto Trust Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	410	397
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (e)	550	491
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	596	589
GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	147	147
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	849	759
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	451	401
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	290	297
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	655	636
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	366	363
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	370	358
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	552	542
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	430	405
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,079	1,060
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	275	265
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	850	752
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	35	35
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	666	653
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	910	866
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	725	698
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	912	832
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	525	495
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	539	512
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	388	356
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,048	958
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	392	381
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	230	204
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	1,660	1,539
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	115	112
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	616	603
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	977	929
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	876	852
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (e)	926	882
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	1,129	1,069
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	840	789
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	439	402
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	310	280
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	550	511
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	1,775	1,583
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	770	710
SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	515	495
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,254	1,163
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	283	267
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	512	501
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	266
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	310	304
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	157	143
Series 2019-2, Class B, 3.50%, 5/1/2028	364	315
Series 2016-2, Class A, 3.10%, 10/7/2028	168	143
Series 2018-1, Class A, 3.70%, 3/1/2030	434	383
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	155	149
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	173	172
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	77	76
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	390	376
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	291	281
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	348	331
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	212	208
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	412	391
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	1,573	1,490
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	1,342	1,275
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	636	600
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	601	573
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,000	954
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	1,039	987
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	324	310
Total Asset-Backed Securities (Cost $54,491)		51,011
Mortgage-Backed Securities — 4.6%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	441	432
Pool # QB4026 2.50%, 10/1/2050	1,679	1,528
Pool # QB4045 2.50%, 10/1/2050	1,014	914
Pool # QB4484 2.50%, 10/1/2050	616	560
Pool # QB4542 2.50%, 10/1/2050	550	501
Pool # RA4224 3.00%, 11/1/2050	224	209
Pool # QB8503 2.50%, 2/1/2051	636	573
Pool # QC4789 3.00%, 7/1/2051	431	402
Pool # QE1637 4.00%, 5/1/2052	214	215
Pool # QE1832 4.50%, 5/1/2052	245	251
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	1,040	1,094
Pool # FM3118 3.00%, 5/1/2050	384	361
Pool # BQ2894 3.00%, 9/1/2050	894	839
Pool # BQ3996 2.50%, 10/1/2050	715	648
Pool # BQ5243 3.50%, 10/1/2050	303	294
Pool # CA7398 3.50%, 10/1/2050	1,064	1,033
Pool # CA8637 4.00%, 1/1/2051	1,530	1,532
Pool # BU3079 3.00%, 1/1/2052	367	343
Pool # BV0273 3.00%, 1/1/2052	391	365
Pool # BV4831 3.00%, 2/1/2052	293	274
Pool # BV0295 3.50%, 2/1/2052	834	818
Pool # BV6743 4.50%, 5/1/2052	270	275
Pool # BV9515 6.00%, 6/1/2052	260	276
FNMA, Other
Pool # AM5319 4.34%, 1/1/2029	381	397
Pool # BS4290 1.95%, 10/1/2029	600	537
Pool # BS0448 1.27%, 12/1/2029	870	749
Pool # BL9748 1.60%, 12/1/2029	344	303
Pool # AN7593 2.99%, 12/1/2029	258	247
Pool # AN8285 3.11%, 3/1/2030	264	256
Pool # AM8544 3.08%, 4/1/2030	116	111
Pool # BL9251 1.45%, 10/1/2030	680	584
Pool # AM4789 4.18%, 11/1/2030	158	161
Pool # BL9891 1.37%, 12/1/2030	489	417
Pool # BS5580 3.68%, 1/1/2032	660	664
Pool # AN6149 3.14%, 7/1/2032	810	778
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	47

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AN7923 3.33%, 1/1/2033	505	489
Pool # BS5357 3.41%, 3/1/2033	500	487
Pool # AN9067 3.51%, 5/1/2033	275	270
Pool # BS5511 3.45%, 8/1/2033	665	650
Pool # BS5127 3.15%, 9/1/2033	400	379
Pool # BL1012 4.03%, 12/1/2033	265	271
Pool # BL0900 4.08%, 2/1/2034	155	160
Pool # AN4430 3.61%, 1/1/2037	536	528
Pool # BF0230 5.50%, 1/1/2058	1,236	1,356
Pool # BF0497 3.00%, 7/1/2060	575	541
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	821	799
Pool # BR3929 3.50%, 10/20/2050	423	412
Pool # BW1726 3.50%, 10/20/2050	590	574
Pool # BS8546 2.50%, 12/20/2050	1,433	1,289
Pool # BR3928 3.00%, 12/20/2050	668	641
Pool # BU7538 3.00%, 12/20/2050	445	426
Pool # 785294 3.50%, 1/20/2051	1,403	1,393
Pool # CA8452 3.00%, 2/20/2051	1,838	1,757
Pool # CB1543 3.00%, 2/20/2051	1,299	1,227
Pool # CA3588 3.50%, 2/20/2051	1,243	1,210
Pool # CB1536 3.50%, 2/20/2051	1,358	1,325
Pool # CB1542 3.00%, 3/20/2051	905	854
Pool # CB4433 3.00%, 3/20/2051	1,491	1,394
Pool # CC0070 3.00%, 3/20/2051	221	213
Pool # CC8726 3.00%, 3/20/2051	282	267
Pool # CC8738 3.00%, 3/20/2051	346	327
Pool # CC8723 3.50%, 3/20/2051	1,627	1,583
Pool # CC0088 4.00%, 3/20/2051	61	61
Pool # CC0092 4.00%, 3/20/2051	149	150
Pool # CC8727 3.00%, 4/20/2051	423	399
Pool # CC8739 3.00%, 4/20/2051	1,178	1,112
Pool # CC8740 3.00%, 4/20/2051	1,047	989
Pool # CC8751 3.00%, 4/20/2051	215	203
Pool # CA3563 3.50%, 7/20/2051	795	783
Pool # CE2586 3.50%, 7/20/2051	1,101	1,071
Pool # CK1527 3.50%, 12/20/2051	718	702
Pool # CJ8184 3.50%, 1/20/2052	774	753
Pool # CK2716 3.50%, 2/20/2052	556	545
Pool # CN3557 4.50%, 5/20/2052	310	321
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (e)	638	601
Total Mortgage-Backed Securities (Cost $53,207)		47,453
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 3.2%
U.S. Treasury Bonds
1.13%, 5/15/2040	4,017	2,796
1.13%, 8/15/2040	6,836	4,723
2.25%, 5/15/2041	259	216
1.75%, 8/15/2041	500	380
2.00%, 11/15/2041	195	155
3.13%, 2/15/2043	695	660
1.25%, 5/15/2050	39	25
1.38%, 8/15/2050	10,036	6,606
1.63%, 11/15/2050	1,187	835
U.S. Treasury Notes
0.13%, 1/31/2023 (f)	2,350	2,316
0.13%, 9/15/2023	4,000	3,866
1.88%, 2/28/2027	574	545
1.00%, 7/31/2028	2,604	2,303
1.13%, 8/31/2028	1,554	1,383
1.50%, 2/15/2030	3,590	3,225
1.63%, 5/15/2031	220	197
1.38%, 11/15/2031	80	69
1.88%, 2/15/2032	879	796
U.S. Treasury STRIPS Bonds 1.14%, 5/15/2027 (g)	2,065	1,778
Total U.S. Treasury Obligations (Cost $38,395)		32,874
Collateralized Mortgage Obligations — 1.4%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	731	681
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	635	631
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	942	843
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (e)	173	171
Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (e)	737	723
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (e)	827	783
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	334	364
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	134	141
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	272	272
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,550	1,549
SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	665	710
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (e)	448	444
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (e)	755	845
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	372	360
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (e)	260	249
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (e)	574	547
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	259	245
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	426	419
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	583	583
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	413	414
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,038	1,002
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,098	1,070
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	200	198
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (e)	1,503	1,370
Total Collateralized Mortgage Obligations (Cost $15,600)		14,614
Commercial Mortgage-Backed Securities — 0.7%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (e)	396	391
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (e)	455	446
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (e)	335	330
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (e)	679	613
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	634	627
Series K152, Class A2, 3.08%, 1/25/2031	155	150
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K-1510, Class A2, 3.72%, 1/25/2031	235	238
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	965	838
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	196	188
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (e)	1,260	144
FNMA, Other 3.08%, 1/1/2029	907	922
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (e)	435	402
Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (e)	35	34
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (e)	330	323
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (e)	185	180
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (e)	277	265
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	725	615
Total Commercial Mortgage-Backed Securities (Cost $7,161)		6,706
Foreign Government Securities — 0.1%
Republic of Panama (Panama) 3.16%, 1/23/2030	250	223
Republic of Peru (Peru) 2.78%, 12/1/2060	125	77
United Mexican States (Mexico)
2.66%, 5/24/2031	848	698
3.50%, 2/12/2034	369	305
Total Foreign Government Securities (Cost $1,612)		1,303
	SHARES (000)
Short Term Investments — 8.0%
Investment Companies — 8.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (h) (Cost $83,356)	83,356	83,356
Total Investments — 99.0% (Cost $1,065,902)		1,028,014
Other Assets Less Liabilities — 1.0%		10,888
NET ASSETS — 100.0%		1,038,902

SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	49

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of June 30, 2022.
(h)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(141)	09/16/2022	USD	(5,039)	(179)
MSCI EAFE E-Mini Index	(59)	09/16/2022	USD	(5,484)	6
MSCI Emerging Markets E-Mini Index	(179)	09/16/2022	USD	(8,983)	(20)
S&P 500 E-Mini Index	(57)	09/16/2022	USD	(10,819)	214
					21

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 44.4%
Fixed Income — 16.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,654	161,324
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,678	38,799
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,346	19,355
JPMorgan High Yield Fund Class R6 Shares (a)	13,606	83,677
Total Fixed Income		303,155
International Equity — 5.8%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,749	106,028
U.S. Equity — 22.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	7,134	405,439
Total Investment Companies (Cost $786,854)		814,622
Exchange-Traded Funds — 30.0%
Alternative Assets — 2.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	408	35,881
Fixed Income — 10.9%
JPMorgan High Yield Research Enhanced ETF (a)	183	7,993
JPMorgan Inflation Managed Bond ETF (a)	1,487	71,818
JPMorgan U.S. Aggregate Bond ETF (a)	2,528	121,240
Total Fixed Income		201,051
International Equity — 11.8%
JPMorgan BetaBuilders International Equity ETF (a)	4,567	215,958
U.S. Equity — 5.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	760	53,002
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	891	44,866
Total U.S. Equity		97,868
Total Exchange-Traded Funds (Cost $571,650)		550,758
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 5.8%
Aerospace & Defense — 0.2%
Boeing Co. (The)
1.95%, 2/1/2024	100	97
1.43%, 2/4/2024	135	129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.50%, 3/1/2025	276	261
2.75%, 2/1/2026	95	88
2.20%, 2/4/2026	85	77
2.70%, 2/1/2027	1,722	1,532
3.45%, 11/1/2028	200	178
L3Harris Technologies, Inc. 1.80%, 1/15/2031	100	80
Northrop Grumman Corp.
5.15%, 5/1/2040	242	245
3.85%, 4/15/2045	220	185
Raytheon Technologies Corp.
2.25%, 7/1/2030	422	364
2.82%, 9/1/2051	385	275
		3,511
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	744	633
Automobiles — 0.2%
General Motors Co. 6.80%, 10/1/2027	400	421
Hyundai Capital America
1.15%, 11/10/2022 (b)	1,074	1,066
2.65%, 2/10/2025 (b)	700	668
1.30%, 1/8/2026 (b)	100	89
2.38%, 10/15/2027 (b)	835	734
Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (b)	318	301
		3,279
Banks — 1.2%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	970	971
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	470	463
Banco Santander SA (Spain)
1.85%, 3/25/2026	400	359
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	600	477
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	592	530
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,407	1,341
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	305	300
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	55	47
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	51

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,243	894
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	490	489
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	215	187
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	365	324
Barclays plc (United Kingdom)
4.34%, 1/10/2028	300	287
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	200	161
BNP Paribas SA (France)
(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (c)	770	658
(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (c)	364	304
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	290	228
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	502	469
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	418	361
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	290	220
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	500	492
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	657	578
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	335	291
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	1,000	878
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,885	1,612
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	205	172
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	435	421
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	220	196
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	934	885
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	230	201
NatWest Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	200	194
(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	210	198
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (b)	200	178
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	230	201
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	850	833
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	320	282
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b)	270	235
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	625	499
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	1,260	1,251
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	176
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	173
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (c)	200	176
Wells Fargo & Co.
4.30%, 7/22/2027	1,701	1,682
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	156	121
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	320	296
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	70	51
3.13%, 11/18/2041	224	164
		21,680
SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	1,135	920
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	276	219
		1,139
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	300	284
3.20%, 11/21/2029	720	662
4.05%, 11/21/2039	500	446
4.25%, 11/21/2049	240	213
Amgen, Inc. 3.15%, 2/21/2040	496	392
Biogen, Inc. 2.25%, 5/1/2030	144	118
Gilead Sciences, Inc. 2.60%, 10/1/2040	288	211
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	481	386
		2,712
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	262	207
Capital Markets — 0.6%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	278	200
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	500	488
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	1,120	1,046
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	905	803
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	792	774
4.25%, 10/21/2025	1,486	1,475
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,295	1,153
(SOFR + 1.11%), 2.64%, 2/24/2028	288	261
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	783	742
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	470	413
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	250	204
Morgan Stanley
5.00%, 11/24/2025	1,095	1,113
3.13%, 7/27/2026	1,003	957
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	245	193
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
S&P Global, Inc.
2.70%, 3/1/2029 (b)	322	293
4.25%, 5/1/2029 (b)	303	300
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	372	371
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	580	460
		11,461
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	216
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	185	135
LYB International Finance III LLC 1.25%, 10/1/2025	142	128
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	121	120
		599
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	370	287
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	500	484
6.50%, 7/15/2025	275	281
4.63%, 10/15/2027	1,005	946
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	110	101
5.50%, 1/15/2026 (b)	1,075	1,043
2.13%, 2/21/2026 (b)	150	130
4.25%, 4/15/2026 (b)	25	23
2.53%, 11/18/2027 (b)	1,132	923
Capital One Financial Corp.
3.80%, 1/31/2028	200	188
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	235	189
General Motors Financial Co., Inc. 3.80%, 4/7/2025	310	302
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	595	593
5.50%, 2/15/2024 (b)	31	31
		5,360
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	53

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	259	234
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	99
Diversified Financial Services — 0.0% ^
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	145	138
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	251	193
		331
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	668	610
3.50%, 6/1/2041	664	530
3.55%, 9/15/2055	398	298
Verizon Communications, Inc. 2.65%, 11/20/2040	236	173
		1,611
Electric Utilities — 0.4%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	95
Duke Energy Progress LLC 2.90%, 8/15/2051	170	125
Edison International 5.75%, 6/15/2027	265	269
Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	223
Entergy Arkansas LLC 2.65%, 6/15/2051	88	61
Entergy Louisiana LLC
4.00%, 3/15/2033	202	192
2.90%, 3/15/2051	80	58
Evergy, Inc. 2.90%, 9/15/2029	512	452
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	560	516
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	235	189
Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	314
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	156	138
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	236	233
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	118	98
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	328	221
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	115	104
2.45%, 12/2/2027 (b)	410	352
OGE Energy Corp. 0.70%, 5/26/2023	140	136
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	170	165
Pacific Gas and Electric Co.
1.37%, 3/10/2023	695	684
1.70%, 11/15/2023	175	169
3.25%, 2/16/2024	485	472
3.45%, 7/1/2025	140	132
2.95%, 3/1/2026	346	314
3.75%, 8/15/2042 (d)	86	58
4.30%, 3/15/2045	90	65
PacifiCorp 4.15%, 2/15/2050	144	130
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	135	136
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	232	208
Series C, 4.13%, 3/1/2048	152	125
Union Electric Co. 3.90%, 4/1/2052	198	174
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	428	426
		7,034
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	338	336
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	244	196
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	366	355
Walt Disney Co. (The)
2.65%, 1/13/2031	440	387
3.50%, 5/13/2040	424	362
		1,300
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	150	139
American Tower Corp.
1.50%, 1/31/2028	205	170
1.88%, 10/15/2030	1,190	926
Brixmor Operating Partnership LP
2.25%, 4/1/2028	180	154
SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
2.50%, 8/16/2031	110	86
Corporate Office Properties LP 2.75%, 4/15/2031	295	239
CubeSmart LP 2.00%, 2/15/2031	570	453
Equinix, Inc. 2.90%, 11/18/2026	360	335
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	475	368
Healthpeak Properties, Inc. 2.13%, 12/1/2028	334	288
Life Storage LP 2.40%, 10/15/2031	305	243
Office Properties Income Trust 2.40%, 2/1/2027	375	306
Physicians Realty LP 2.63%, 11/1/2031	135	109
Realty Income Corp. 1.80%, 3/15/2033	275	210
Sabra Health Care LP 3.20%, 12/1/2031	215	171
Safehold Operating Partnership LP 2.85%, 1/15/2032	406	326
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	630	607
UDR, Inc.
2.10%, 8/1/2032	482	375
1.90%, 3/15/2033	65	49
WP Carey, Inc.
2.40%, 2/1/2031	183	150
2.25%, 4/1/2033	20	15
		5,719
Food & Staples Retailing — 0.1%
7-Eleven, Inc.
0.63%, 2/10/2023 (b)	660	647
0.95%, 2/10/2026 (b)	155	137
1.30%, 2/10/2028 (b)	124	103
2.50%, 2/10/2041 (b)	125	85
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	300	224
3.63%, 5/13/2051 (b)	335	242
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	126	121
		1,559
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	159	131
Kraft Heinz Foods Co.
4.63%, 10/1/2039	250	220
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued
4.38%, 6/1/2046	137	114
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	508	421
		886
Gas Utilities — 0.0% ^
Atmos Energy Corp.
0.63%, 3/9/2023	95	94
2.85%, 2/15/2052	245	175
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	193
		462
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	78	73
DH Europe Finance II SARL 3.25%, 11/15/2039	123	102
		175
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	323	269
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	145
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	169
CommonSpirit Health
1.55%, 10/1/2025	85	79
2.78%, 10/1/2030	195	169
3.91%, 10/1/2050	80	64
Elevance Health, Inc. 2.25%, 5/15/2030	488	417
HCA, Inc.
5.25%, 6/15/2026	1,104	1,099
3.50%, 7/15/2051	125	85
4.63%, 3/15/2052 (b)	140	112
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	136
MidMichigan Health Series 2020, 3.41%, 6/1/2050	50	40
MultiCare Health System 2.80%, 8/15/2050	149	108
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	131
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	230	166
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	188	150
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	274
		3,613
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	55

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	251	190
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	85	85
MDC Holdings, Inc. 3.97%, 8/6/2061	275	158
		243
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	840	804
Constellation Energy Generation LLC
3.25%, 6/1/2025	1,014	971
5.75%, 10/1/2041	210	203
Southern Power Co. 5.15%, 9/15/2041	260	245
		2,223
Industrial Conglomerates — 0.0% ^
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	578	540
Insurance — 0.2%
Athene Global Funding
0.95%, 1/8/2024 (b)	501	475
2.75%, 6/25/2024 (b)	349	337
2.50%, 1/14/2025 (b)	141	134
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	185	158
Brown & Brown, Inc. 2.38%, 3/15/2031	488	386
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	120	111
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	352	252
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	510	417
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	200	176
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	495	378
		2,824
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	360	333
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	215	190
Global Payments, Inc. 3.20%, 8/15/2029	395	345
		535
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	122
3.50%, 3/1/2042	115	80
3.70%, 4/1/2051	532	360
Comcast Corp.
3.25%, 11/1/2039	431	354
2.80%, 1/15/2051	305	216
Discovery Communications LLC 3.63%, 5/15/2030	210	186
		1,318
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	320	314
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	398	324
Steel Dynamics, Inc. 1.65%, 10/15/2027	316	271
		909
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	292	221
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	241	171
CenterPoint Energy, Inc. 1.45%, 6/1/2026	225	203
Consumers Energy Co. 3.25%, 8/15/2046	117	94
San Diego Gas & Electric Co. 2.95%, 8/15/2051	370	273
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	170	120
WEC Energy Group, Inc. 1.38%, 10/15/2027	266	230
		1,091
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	205	198
BP Capital Markets America, Inc.
3.63%, 4/6/2030	365	345
2.77%, 11/10/2050	238	165
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	155	149
Diamondback Energy, Inc. 3.25%, 12/1/2026	398	388
Energy Transfer LP
3.90%, 5/15/2024 (d)	592	587
3.90%, 7/15/2026	404	388
4.40%, 3/15/2027	475	460
5.00%, 5/15/2044 (d)	565	472
Enterprise Products Operating LLC 4.45%, 2/15/2043	354	308
SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp. 3.00%, 8/16/2039	734	599
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	195	159
4.32%, 12/30/2039 (b)	135	105
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	246	200
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	550	514
3.45%, 10/15/2027 (b)	334	305
HF Sinclair Corp.
2.63%, 10/1/2023 (b)	232	225
5.88%, 4/1/2026 (b)	123	124
Lundin Energy Finance BV (Netherlands) 2.00%, 7/15/2026 (b)	200	179
MPLX LP 4.50%, 4/15/2038	256	225
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	210	175
Phillips 66 Co. 3.55%, 10/1/2026 (b)	245	238
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	509	519
Targa Resources Corp. 4.20%, 2/1/2033	90	82
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	495	390
		7,499
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052 (b)	350	300
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	55	66
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	295	282
2.35%, 11/13/2040	533	394
Merck & Co., Inc. 2.35%, 6/24/2040	348	261
Royalty Pharma plc 2.15%, 9/2/2031	35	27
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,220	939
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	263	248
Viatris, Inc.
3.85%, 6/22/2040	292	207
4.00%, 6/22/2050	203	136
		2,560
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	241	204
Kansas City Southern 4.70%, 5/1/2048	192	181
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued
Norfolk Southern Corp. 3.05%, 5/15/2050	237	174
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	800	707
Union Pacific Corp. 3.55%, 8/15/2039	345	298
		1,564
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	236	185
Broadcom, Inc.
1.95%, 2/15/2028 (b)	529	450
3.19%, 11/15/2036 (b)	78	59
KLA Corp. 3.30%, 3/1/2050	412	326
Microchip Technology, Inc.
0.97%, 2/15/2024	260	247
0.98%, 9/1/2024	303	283
NXP BV (China) 3.25%, 5/11/2041	365	275
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	370	296
Xilinx, Inc. 2.38%, 6/1/2030	639	564
		2,685
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	619	482
Roper Technologies, Inc. 1.75%, 2/15/2031	277	216
VMware, Inc.
1.40%, 8/15/2026	421	372
4.70%, 5/15/2030	415	400
		1,470
Specialty Retail — 0.1%
Lowe's Cos., Inc.
1.70%, 10/15/2030	240	192
3.70%, 4/15/2046	509	408
Tractor Supply Co. 1.75%, 11/1/2030	501	394
		994
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	500	435
2.70%, 8/5/2051	295	220
Dell International LLC 6.20%, 7/15/2030	970	1,009
		1,664
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	1,017	910
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	57

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	375	283
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	482	404
4.39%, 8/15/2037	265	210
3.73%, 9/25/2040	398	279
		1,176
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	440	414
2.88%, 1/15/2026	250	230
1.88%, 8/15/2026	700	605
		1,249
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	223
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	160	141
		364
Total Corporate Bonds (Cost $126,723)		107,089
Mortgage-Backed Securities — 4.3%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	571	558
Pool # QB4026 2.50%, 10/1/2050	2,205	2,006
Pool # QB4045 2.50%, 10/1/2050	1,330	1,199
Pool # QB4484 2.50%, 10/1/2050	814	740
Pool # QB4542 2.50%, 10/1/2050	719	655
Pool # RA4224 3.00%, 11/1/2050	285	266
Pool # QB8503 2.50%, 2/1/2051	820	739
Pool # QC4789 3.00%, 7/1/2051	665	621
Pool # QD4686 4.00%, 1/1/2052	462	457
Pool # QE1637 4.00%, 5/1/2052	349	350
Pool # QE1832 4.50%, 5/1/2052	399	411
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	1,365	1,436
Pool # FM3118 3.00%, 5/1/2050	521	489
Pool # BQ2894 3.00%, 9/1/2050	1,177	1,104
Pool # BQ3996 2.50%, 10/1/2050	936	848
Pool # BQ5243 3.50%, 10/1/2050	397	385
Pool # CA7398 3.50%, 10/1/2050	1,401	1,360
Pool # BR4318 3.00%, 1/1/2051	253	236
Pool # CA8637 4.00%, 1/1/2051	1,934	1,937
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB2637 2.50%, 1/1/2052	1,004	905
Pool # BU3079 3.00%, 1/1/2052	565	528
Pool # BV0273 3.00%, 1/1/2052	1,419	1,324
Pool # CB2670 3.00%, 1/1/2052	896	837
Pool # BV4831 3.00%, 2/1/2052	457	426
Pool # BV0295 3.50%, 2/1/2052	1,293	1,267
Pool # BV3950 4.00%, 2/1/2052	565	563
Pool # BV6743 4.50%, 5/1/2052	459	469
FNMA, Other
Pool # AM3010 5.07%, 3/1/2028	565	608
Pool # BL8639 1.09%, 4/1/2028	773	684
Pool # AM5319 4.34%, 1/1/2029	507	528
Pool # BS0448 1.27%, 12/1/2029	1,085	935
Pool # BL9748 1.60%, 12/1/2029	448	394
Pool # AN7593 2.99%, 12/1/2029	332	319
Pool # AN8285 3.11%, 3/1/2030	339	329
Pool # AM8544 3.08%, 4/1/2030	143	138
Pool # BL9251 1.45%, 10/1/2030	850	730
Pool # AM4789 4.18%, 11/1/2030	257	262
Pool # BL9891 1.37%, 12/1/2030	606	517
Pool # BS5580 3.68%, 1/1/2032	1,080	1,086
Pool # AN6149 3.14%, 7/1/2032	1,025	984
Pool # BM3226 3.44%, 10/1/2032 (e)	1,396	1,364
Pool # AN7923 3.33%, 1/1/2033	640	619
Pool # BS5357 3.41%, 3/1/2033	799	779
Pool # AN9067 3.51%, 5/1/2033	345	339
Pool # BS5511 3.45%, 8/1/2033	1,075	1,051
Pool # BS5127 3.15%, 9/1/2033	615	583
Pool # BL1012 4.03%, 12/1/2033	335	342
Pool # BL0900 4.08%, 2/1/2034	190	196
Pool # BL7124 1.93%, 6/1/2035	725	611
Pool # AN4430 3.61%, 1/1/2037	707	696
Pool # BF0230 5.50%, 1/1/2058	1,690	1,855
Pool # BF0497 3.00%, 7/1/2060	785	739
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.50%, 7/25/2052 (f)	405	389
TBA, 4.00%, 7/25/2052 (f)	340	335
TBA, 4.50%, 7/25/2052 (f)	95	95
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	1,087	1,058
Pool # BR3929 3.50%, 10/20/2050	535	520
Pool # BW1726 3.50%, 10/20/2050	745	725
Pool # BS8546 2.50%, 12/20/2050	1,842	1,658
Pool # BR3928 3.00%, 12/20/2050	835	800
Pool # BU7538 3.00%, 12/20/2050	562	539
SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 785294 3.50%, 1/20/2051	1,803	1,790
Pool # CA8452 3.00%, 2/20/2051	2,372	2,267
Pool # CA9005 3.00%, 2/20/2051	511	500
Pool # CB1543 3.00%, 2/20/2051	1,700	1,606
Pool # CA3588 3.50%, 2/20/2051	1,609	1,566
Pool # CB1536 3.50%, 2/20/2051	1,787	1,744
Pool # CB1542 3.00%, 3/20/2051	1,190	1,124
Pool # CB4433 3.00%, 3/20/2051	2,011	1,880
Pool # CC0070 3.00%, 3/20/2051	301	290
Pool # CC8726 3.00%, 3/20/2051	383	362
Pool # CC8738 3.00%, 3/20/2051	468	442
Pool # CC8723 3.50%, 3/20/2051	2,199	2,140
Pool # CC0088 4.00%, 3/20/2051	88	87
Pool # CC0092 4.00%, 3/20/2051	208	209
Pool # CC8727 3.00%, 4/20/2051	573	542
Pool # CC8739 3.00%, 4/20/2051	1,583	1,495
Pool # CC8740 3.00%, 4/20/2051	1,409	1,330
Pool # CC8751 3.00%, 4/20/2051	292	275
Pool # CA3563 3.50%, 7/20/2051	1,093	1,075
Pool # CE2586 3.50%, 7/20/2051	1,541	1,500
Pool # MA7534 2.50%, 8/20/2051	8,593	7,880
Pool # CK1527 3.50%, 12/20/2051	1,129	1,104
Pool # CJ8184 3.50%, 1/20/2052	1,211	1,178
Pool # CK2716 3.50%, 2/20/2052	889	872
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (e)	816	768
Total Mortgage-Backed Securities (Cost $88,352)		78,949
Asset-Backed Securities — 4.2%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	365	359
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	925	884
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	735	729
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	484	442
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	695	686
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	870	769
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	693	633
Series 2016-3, Class AA, 3.00%, 10/15/2028	905	820
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1, Class B, 3.95%, 7/11/2030	935	780
Series 2019-1, Class AA, 3.15%, 2/15/2032	1,121	991
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	430	413
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	220	201
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	810	741
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	404	369
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	340	297
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	325	306
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	140	136
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	1,062	975
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	761	688
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	1,066	952
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	677	653
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	408	377
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	445	405
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	210	198
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	143	142
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	730	701
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	845	815
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	221	215
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	111	109
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	525	475
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	59

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	198	193
Series 2020-1, Class A, 2.50%, 6/10/2028	523	458
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	191	179
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	468	439
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	375	358
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	225	214
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	385	375
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	477	439
Series 2021-A, Class C, 2.09%, 8/27/2035 ‡ (b)	201	184
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	810	779
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	1,003	961
Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	672	645
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	395	383
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	1,215	1,049
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (b)	410	381
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	505	488
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	665	639
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (e)	745	665
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	819	810
Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	750	738
GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	171	170
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	1,149	1,027
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	691	615
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	393	402
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	887	861
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	502	497
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	550	532
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	758	744
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	595	560
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,420	1,395
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	373	359
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,180	1,171
Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,145	1,013
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	47	47
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	897	879
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,225	1,166
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	995	958
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	1,236	1,127
Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	194	176
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	710	669
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	674	640
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	562	516
SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,437	1,313
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	528	513
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	295	262
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,235	2,073
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	153	148
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	804	787
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,332	1,266
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	1,333	1,296
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (e)	1,251	1,192
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	1,523	1,441
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	1,135	1,066
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	568	521
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	420	379
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	855	794
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (b)	315	305
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,393	2,135
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	995	918
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	675	649
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,697	1,574
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	535	498
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	321	299
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	380	359
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	699	684
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	266
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	315	308
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	203	185
Series 2019-2, Class B, 3.50%, 5/1/2028	475	411
Series 2016-1, Class A, 3.45%, 7/7/2028	515	446
Series 2016-2, Class A, 3.10%, 10/7/2028	751	641
Series 2018-1, Class A, 3.70%, 3/1/2030	567	501
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	199	191
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	226	226
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	98	97
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	530	511
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	368	354
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	470	448
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	339	333
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	530	504
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	2,027	1,921
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	1,731	1,644
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	929	877
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	774	738
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,306	1,246
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	1,523	1,449
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	497	475
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	61

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	300	293
Total Asset-Backed Securities (Cost $81,792)		76,699
U.S. Treasury Obligations — 3.9%
U.S. Treasury Bonds
1.13%, 5/15/2040	10,092	7,025
1.13%, 8/15/2040	9,774	6,752
1.88%, 2/15/2041	1,354	1,062
2.25%, 5/15/2041	259	216
1.75%, 8/15/2041	560	426
2.00%, 11/15/2041	260	207
2.25%, 8/15/2046	1,235	996
1.25%, 5/15/2050	853	543
1.38%, 8/15/2050	16,580	10,914
1.63%, 11/15/2050	1,836	1,291
1.88%, 2/15/2051	599	449
U.S. Treasury Notes
0.13%, 1/31/2023 (g)	5,788	5,706
1.75%, 7/31/2024	4,945	4,821
2.88%, 6/15/2025	1,290	1,285
1.88%, 2/28/2027	4,244	4,028
1.25%, 4/30/2028	2,990	2,697
1.25%, 5/31/2028	3,392	3,055
1.00%, 7/31/2028	1,570	1,389
1.88%, 2/28/2029	1,082	1,006
2.88%, 4/30/2029	4,385	4,334
1.13%, 2/15/2031	5,895	5,066
1.63%, 5/15/2031	535	478
1.88%, 2/15/2032	3,570	3,234
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (h)	2,735	2,415
1.14%, 5/15/2027 (h)	2,780	2,393
Total U.S. Treasury Obligations (Cost $82,578)		71,788
Collateralized Mortgage Obligations — 1.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	945	880
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	1,005	1,000
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,217	1,089
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (e)	217	214
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (e)	951	934
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (e)	1,064	1,007
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	457	498
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	224	237
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	370	370
Series 2019-7, Class CA, 3.50%, 11/25/2057	2,000	1,999
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	908	970
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (e)	588	582
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (e)	1,000	1,119
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	473	457
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (e)	465	446
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (e)	775	738
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	350	331
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	583	574
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	1,073	1,074
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	948	949
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,384	1,336
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,403	1,367
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	264	262
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (e)	2,052	1,870
Total Collateralized Mortgage Obligations (Cost $21,665)		20,303
SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.5%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (e)	498	492
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (e)	575	564
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (e)	415	409
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (e)	927	836
Series 2021-MN1, Class M1, 2.93%, 1/25/2051 (b) (e)	247	230
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	792	783
Series K-1510, Class A2, 3.72%, 1/25/2031	295	299
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	1,620	1,406
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	249	239
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (e)	1,599	183
FNMA, Other 3.08%, 1/1/2029	1,521	1,546
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (e)	595	550
Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (e)	50	48
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (e)	450	441
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (e)	230	224
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (e)	442	423
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	885	751
Total Commercial Mortgage-Backed Securities (Cost $10,031)		9,424
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	166
Republic of Panama (Panama) 3.16%, 1/23/2030	300	267
Republic of Peru (Peru) 2.78%, 12/1/2060	162	100
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Mexican States (Mexico)
2.66%, 5/24/2031	1,035	852
3.50%, 2/12/2034	727	601
Total Foreign Government Securities (Cost $2,444)		1,986
	SHARES (000)
Short Term Investments — 4.7%
Investment Companies — 4.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (i) (Cost $86,271)	86,271	86,271
Total Investments — 99.0% (Cost $1,858,360)		1,817,889
Other Assets Less Liabilities — 1.0%		18,098
NET ASSETS — 100.0%		1,835,987

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	63

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(h)	The rate shown is the effective yield as of June 30, 2022.
(i)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	141	09/16/2022	USD	26,762	(739)
Short Contracts
DJ US Real Estate Index	(250)	09/16/2022	USD	(8,935)	(318)
MSCI EAFE E-Mini Index	(105)	09/16/2022	USD	(9,760)	11
MSCI Emerging Markets E-Mini Index	(187)	09/16/2022	USD	(9,385)	(87)
					(394)
					(1,133)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 48.8%
Fixed Income — 12.8%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,218	158,071
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,452	31,678
JPMorgan High Yield Fund Class R6 Shares (a)	14,832	91,217
Total Fixed Income		280,966
International Equity — 7.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,483	164,683
U.S. Equity — 28.5%
JPMorgan Equity Index Fund Class R6 Shares (a)	10,994	624,806
Total Investment Companies (Cost $1,014,378)		1,070,455
Exchange-Traded Funds — 30.2%
Alternative Assets — 2.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	623	54,675
Fixed Income — 6.2%
JPMorgan High Yield Research Enhanced ETF (a)	95	4,149
JPMorgan Inflation Managed Bond ETF (a)	288	13,894
JPMorgan U.S. Aggregate Bond ETF (a)	2,476	118,802
Total Fixed Income		136,845
International Equity — 14.8%
JPMorgan BetaBuilders International Equity ETF (a)	6,880	325,358
U.S. Equity — 6.7%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,127	78,640
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,340	67,478
Total U.S. Equity		146,118
Total Exchange-Traded Funds (Cost $686,313)		662,996
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 4.6%
Aerospace & Defense — 0.2%
Boeing Co. (The)
1.17%, 2/4/2023	85	84
1.95%, 2/1/2024	85	82
1.43%, 2/4/2024	170	162
2.50%, 3/1/2025	249	235
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.75%, 2/1/2026	85	79
2.20%, 2/4/2026	105	95
2.70%, 2/1/2027	1,496	1,331
3.45%, 11/1/2028	180	160
L3Harris Technologies, Inc. 1.80%, 1/15/2031	100	80
Northrop Grumman Corp.
5.15%, 5/1/2040	220	223
3.85%, 4/15/2045	115	97
Raytheon Technologies Corp.
2.25%, 7/1/2030	373	322
2.82%, 9/1/2051	385	275
		3,225
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	719	612
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	292	308
Hyundai Capital America
1.15%, 11/10/2022 (b)	945	938
2.65%, 2/10/2025 (b)	596	569
1.30%, 1/8/2026 (b)	90	80
2.38%, 10/15/2027 (b)	730	642
Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (b)	289	273
		2,810
Banks — 0.9%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	865	865
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	330	325
Banco Santander SA (Spain)
1.85%, 3/25/2026	400	360
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	174
2.75%, 12/3/2030	600	477
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	511	457
(SOFR + 1.05%), 2.55%, 2/4/2028 (c)	125	114
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,230	1,173
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	295	290
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	175	149
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	65

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,081	778
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	460	459
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	203	176
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	345	307
Barclays plc (United Kingdom)
4.34%, 1/10/2028	265	253
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	200	161
BNP Paribas SA (France)
(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (c)	665	568
(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (c)	346	289
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	250	197
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	500	472
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	442	413
(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	110	91
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	367	317
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	255	193
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	580	570
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	617	543
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	320	278
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	880	773
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,660	1,420
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	200	168
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	400	387
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	205	182
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	813	771
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	210	183
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	375	353
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (b)	200	178
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	215	188
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	780	764
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	300	265
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b)	255	222
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b)	590	471
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	1,105	1,097
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	176
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	265	229
Wells Fargo & Co.
4.30%, 7/22/2027	1,500	1,483
(SOFR + 2.10%), 2.39%, 6/2/2028 (c)	484	433
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	315	292
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	50	36
3.13%, 11/18/2041	217	159
		20,679
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	940	761
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	244	194
		955
SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	265	251
3.20%, 11/21/2029	624	574
4.05%, 11/21/2039	600	535
4.25%, 11/21/2049	210	186
Amgen, Inc.
3.15%, 2/21/2040	429	339
3.00%, 1/15/2052	100	71
Biogen, Inc. 2.25%, 5/1/2030	125	103
Gilead Sciences, Inc. 2.60%, 10/1/2040	253	185
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	415	333
		2,577
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	203	160
Capital Markets — 0.5%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	250	180
Credit Suisse AG (Switzerland) 3.70%, 2/21/2025	500	488
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	215
4.28%, 1/9/2028 (b)	1,015	947
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	795	706
(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	408	323
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	728	711
4.25%, 10/21/2025	1,293	1,283
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,149	1,023
(SOFR + 1.11%), 2.64%, 2/24/2028	274	249
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	693	657
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	420	369
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	200	163
Morgan Stanley
5.00%, 11/24/2025	968	983
3.13%, 7/27/2026	883	842
(SOFR + 1.20%), 2.51%, 10/20/2032 (c)	415	343
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	255	201
S&P Global, Inc.
2.70%, 3/1/2029 (b)	311	283
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
4.25%, 5/1/2029 (b)	285	282
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	365	364
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	540	429
		11,041
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	195
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	141	103
LYB International Finance III LLC 1.25%, 10/1/2025	127	115
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	111	110
		523
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	350	271
Consumer Finance — 0.2%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	400	387
6.50%, 7/15/2025	200	205
2.45%, 10/29/2026	150	131
4.63%, 10/15/2027	880	828
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	207	190
5.50%, 1/15/2026 (b)	650	631
2.13%, 2/21/2026 (b)	110	95
4.25%, 4/15/2026 (b)	20	18
2.53%, 11/18/2027 (b)	1,092	890
Capital One Financial Corp.
3.80%, 1/31/2028	200	188
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	230	185
General Motors Financial Co., Inc. 3.80%, 4/7/2025	345	336
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	575	573
5.50%, 2/15/2024 (b)	59	59
		4,716
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	238	215
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	67

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	99
Diversified Financial Services — 0.0% ^
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	130	124
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	215	165
		289
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	582	531
3.50%, 6/1/2041	584	466
3.55%, 9/15/2055	369	277
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (b)	500	426
Verizon Communications, Inc.
2.10%, 3/22/2028	150	133
2.36%, 3/15/2032	132	110
2.65%, 11/20/2040	204	150
		2,093
Electric Utilities — 0.3%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	87
Duke Energy Progress LLC 2.90%, 8/15/2051	165	122
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	85	70
Edison International 5.75%, 6/15/2027	225	228
Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	196
Entergy Arkansas LLC 2.65%, 6/15/2051	84	58
Entergy Louisiana LLC
4.00%, 3/15/2033	166	158
2.90%, 3/15/2051	70	50
Evergy, Inc. 2.90%, 9/15/2029	441	389
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	530	489
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	210	169
Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	266
Indiana Michigan Power Co. 3.25%, 5/1/2051	150	114
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	136	120
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	212	209
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	103	85
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	280	188
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	105	95
2.45%, 12/2/2027 (b)	365	313
OGE Energy Corp. 0.70%, 5/26/2023	130	127
Ohio Power Co. Series R, 2.90%, 10/1/2051	200	143
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	160	156
Pacific Gas and Electric Co.
1.37%, 3/10/2023	665	655
1.70%, 11/15/2023	170	164
3.25%, 2/16/2024	460	448
3.45%, 7/1/2025	130	122
2.95%, 3/1/2026	328	298
3.75%, 8/15/2042 (d)	79	53
4.30%, 3/15/2045	80	58
PacifiCorp 4.15%, 2/15/2050	135	122
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	130	131
Public Service Co. of Oklahoma Series K, 3.15%, 8/15/2051	90	66
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	202	181
Series C, 4.13%, 3/1/2048	131	108
Union Electric Co. 3.90%, 4/1/2052	191	168
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	420	418
		6,824
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	296	294
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	236	189
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	357	347
Walt Disney Co. (The)
2.65%, 1/13/2031	386	340
3.50%, 5/13/2040	371	316
		1,192
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	150	139
SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
American Tower Corp.
1.50%, 1/31/2028	185	154
1.88%, 10/15/2030	1,039	808
Brixmor Operating Partnership LP
2.25%, 4/1/2028	170	146
2.50%, 8/16/2031	100	78
Corporate Office Properties LP 2.75%, 4/15/2031	271	219
CubeSmart LP 2.00%, 2/15/2031	505	401
Equinix, Inc.
2.90%, 11/18/2026	314	292
2.00%, 5/15/2028	424	364
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	414	321
Healthpeak Properties, Inc. 2.13%, 12/1/2028	323	279
Life Storage LP 2.40%, 10/15/2031	290	231
Office Properties Income Trust
2.65%, 6/15/2026	280	238
2.40%, 2/1/2027	350	286
Physicians Realty LP 2.63%, 11/1/2031	130	105
Realty Income Corp. 1.80%, 3/15/2033	275	210
Sabra Health Care LP 3.20%, 12/1/2031	205	163
Safehold Operating Partnership LP 2.85%, 1/15/2032	391	314
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	565	544
UDR, Inc.
2.10%, 8/1/2032	416	324
1.90%, 3/15/2033	65	49
WP Carey, Inc.
2.40%, 2/1/2031	163	133
2.45%, 2/1/2032	160	129
2.25%, 4/1/2033	90	69
		5,996
Food & Staples Retailing — 0.1%
7-Eleven, Inc.
0.63%, 2/10/2023 (b)	595	583
1.30%, 2/10/2028 (b)	112	93
2.50%, 2/10/2041 (b)	112	76
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	300	224
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
3.63%, 5/13/2051 (b)	335	243
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	111	107
		1,326
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	143	118
Kraft Heinz Foods Co.
4.63%, 10/1/2039	240	211
4.38%, 6/1/2046	132	110
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	443	367
		806
Gas Utilities — 0.0% ^
Atmos Energy Corp.
0.63%, 3/9/2023	85	84
2.85%, 2/15/2052	230	164
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	164
		412
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	68	63
DH Europe Finance II SARL 3.25%, 11/15/2039	119	99
		162
Health Care Providers & Services — 0.2%
Banner Health 1.90%, 1/1/2031	288	240
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	115	83
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	131
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	152
CommonSpirit Health
1.55%, 10/1/2025	75	69
2.78%, 10/1/2030	170	147
3.91%, 10/1/2050	75	60
Elevance Health, Inc. 2.25%, 5/15/2030	422	361
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	350	267
HCA, Inc.
5.25%, 6/15/2026	968	963
3.50%, 7/15/2051	128	87
4.63%, 3/15/2052 (b)	142	114
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	124
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	69

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
MidMichigan Health Series 2020, 3.41%, 6/1/2050	45	36
MultiCare Health System 2.80%, 8/15/2050	132	96
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	120
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	215	155
Universal Health Services, Inc. 2.65%, 10/15/2030 (b)	208	166
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	248
		3,619
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	214	162
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	75	75
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	670	642
Constellation Energy Generation LLC
3.25%, 6/1/2025	892	854
5.75%, 10/1/2041	205	199
Southern Power Co. 5.15%, 9/15/2041	230	216
		1,911
Industrial Conglomerates — 0.0% ^
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	522	487
Insurance — 0.1%
Athene Global Funding
0.95%, 1/8/2024 (b)	441	419
2.75%, 6/25/2024 (b)	313	302
2.50%, 1/14/2025 (b)	124	118
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	180	154
Brown & Brown, Inc. 2.38%, 3/15/2031	422	334
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	115	106
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	316	226
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	438	358
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	190	168
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	429	327
		2,512
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	355	328
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	204	180
Global Payments, Inc. 3.20%, 8/15/2029	367	321
		501
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	294	228
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	122
3.50%, 3/1/2042	160	111
3.70%, 4/1/2051	467	316
Comcast Corp.
3.25%, 11/1/2039	380	312
2.80%, 1/15/2051	270	191
Discovery Communications LLC 3.63%, 5/15/2030	164	146
		1,198
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	295	289
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	346	282
Steel Dynamics, Inc. 1.65%, 10/15/2027	275	236
		807
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	272	206
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	204	145
CenterPoint Energy, Inc. 1.45%, 6/1/2026	211	190
Consumers Energy Co. 3.25%, 8/15/2046	102	82
Puget Energy, Inc. 2.38%, 6/15/2028	258	226
San Diego Gas & Electric Co. 2.95%, 8/15/2051	350	258
SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Multi-Utilities — continued
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	160	113
WEC Energy Group, Inc. 1.38%, 10/15/2027	236	204
		1,218
Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	185	179
BP Capital Markets America, Inc.
3.63%, 4/6/2030	279	264
2.77%, 11/10/2050	208	144
3.00%, 3/17/2052	75	54
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	375	384
Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	140	134
Diamondback Energy, Inc. 3.25%, 12/1/2026	346	338
Energy Transfer LP
3.90%, 5/15/2024 (d)	535	531
3.90%, 7/15/2026	303	291
4.40%, 3/15/2027	445	431
5.00%, 5/15/2044 (d)	525	438
Enterprise Products Operating LLC 4.45%, 2/15/2043	317	276
Exxon Mobil Corp. 3.00%, 8/16/2039	643	525
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	180	147
4.32%, 12/30/2039 (b)	130	101
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	197	160
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	500	467
3.45%, 10/15/2027 (b)	306	280
HF Sinclair Corp.
2.63%, 10/1/2023 (b)	202	196
5.88%, 4/1/2026 (b)	109	110
Lundin Energy Finance BV (Netherlands) 2.00%, 7/15/2026 (b)	200	179
MPLX LP 4.50%, 4/15/2038	226	198
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	195	162
Phillips 66 Co. 3.55%, 10/1/2026 (b)	214	208
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	438	447
Targa Resources Corp. 4.20%, 2/1/2033	90	81
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	429	338
		7,063
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052 (b)	350	300
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50	60
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	265	253
2.35%, 11/13/2040	457	338
Merck & Co., Inc. 2.35%, 6/24/2040	312	234
Royalty Pharma plc 2.15%, 9/2/2031	31	24
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	820
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	214
Viatris, Inc.
3.85%, 6/22/2040	252	179
4.00%, 6/22/2050	181	121
		2,243
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	219	186
Kansas City Southern 4.70%, 5/1/2048	178	168
Norfolk Southern Corp. 3.05%, 5/15/2050	215	157
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	700	619
Union Pacific Corp. 3.55%, 8/15/2039	297	256
		1,386
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	224	176
Broadcom, Inc.
1.95%, 2/15/2028 (b)	470	400
3.19%, 11/15/2036 (b)	69	52
KLA Corp. 3.30%, 3/1/2050	370	293
Microchip Technology, Inc.
0.97%, 2/15/2024	235	223
0.98%, 9/1/2024	287	268
NXP BV (China) 3.25%, 5/11/2041	340	256
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	350	280
Xilinx, Inc. 2.38%, 6/1/2030	610	538
		2,486
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	540	420
Roper Technologies, Inc. 1.75%, 2/15/2031	218	170
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	71

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Software — continued
VMware, Inc.
1.40%, 8/15/2026	394	349
4.70%, 5/15/2030	364	351
		1,290
Specialty Retail — 0.0% ^
Lowe's Cos., Inc.
1.70%, 10/15/2030	235	188
3.70%, 4/15/2046	438	351
Tractor Supply Co. 1.75%, 11/1/2030	436	343
		882
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	400	348
2.70%, 8/5/2051	315	235
Dell International LLC 6.20%, 7/15/2030	850	884
		1,467
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	864	773
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	340	256
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	416	348
4.39%, 8/15/2037	255	202
3.73%, 9/25/2040	346	243
		1,049
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	390	367
2.88%, 1/15/2026	235	216
1.88%, 8/15/2026	675	583
		1,166
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	197
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	155	136
		333
Total Corporate Bonds (Cost $119,406)		100,967
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 3.8%
U.S. Treasury Bonds
1.13%, 5/15/2040	11,579	8,060
1.13%, 8/15/2040	9,253	6,392
1.88%, 2/15/2041	2,964	2,324
2.25%, 5/15/2041	341	285
1.75%, 8/15/2041	485	369
2.00%, 11/15/2041	225	179
2.25%, 8/15/2046	930	750
1.25%, 5/15/2050	966	615
1.38%, 8/15/2050	12,405	8,165
1.63%, 11/15/2050	2,118	1,490
1.88%, 2/15/2051	3,711	2,783
2.38%, 5/15/2051	70	59
U.S. Treasury Notes
0.13%, 1/31/2023	6,966	6,868
0.13%, 2/15/2024	1,164	1,112
1.75%, 7/31/2024	7,180	7,000
0.38%, 11/30/2025	4,423	4,040
1.88%, 2/28/2027	4,873	4,625
3.25%, 6/30/2027	3,075	3,105
1.25%, 4/30/2028	3,385	3,053
1.25%, 5/31/2028	3,218	2,899
1.00%, 7/31/2028	2,205	1,950
1.88%, 2/28/2029	1,703	1,583
2.88%, 4/30/2029	3,688	3,645
1.50%, 2/15/2030	3,165	2,843
0.63%, 8/15/2030	1,960	1,625
0.88%, 11/15/2030	1,100	929
1.13%, 2/15/2031	2,604	2,238
1.63%, 5/15/2031	1,050	938
1.88%, 2/15/2032	1,535	1,391
U.S. Treasury STRIPS Bonds 1.04%, 8/15/2026 (e)	2,540	2,243
Total U.S. Treasury Obligations (Cost $95,415)		83,558
Asset-Backed Securities — 3.4%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	353	347
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	865	827
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	685	679
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	457	418
SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	640	632
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	815	720
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	634	579
Series 2016-3, Class AA, 3.00%, 10/15/2028	836	757
Series 2021-1, Class B, 3.95%, 7/11/2030	903	753
Series 2019-1, Class AA, 3.15%, 2/15/2032	1,053	931
American Credit Acceptance Receivables Trust Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	133	133
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class B, 0.76%, 12/18/2025	710	684
Series 2020-3, Class C, 1.06%, 8/18/2026	315	300
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	420	403
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (b)	215	196
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	725	663
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	390	356
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	330	288
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	290	273
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	125	121
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	992	910
Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	697	630
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	978	874
Series 2022-1A, Class A, 4.46%, 6/15/2037 (b)	662	638
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	363	336
CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	290	271
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	405	369
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	190	179
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	128	128
Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	675	648
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	750	724
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	208	203
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	98	97
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	480	434
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	178	174
Series 2020-1, Class A, 2.50%, 6/10/2028	505	442
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	146	137
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (b)	444	417
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	330	315
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	215	204
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	385	375
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	464	427
Series 2021-A, Class C, 2.09%, 8/27/2035 ‡ (b)	209	191
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	760	731
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	933	894
Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	749	719
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	350	339
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (b)	1,145	988
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	73

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (b)	395	367
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	460	445
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	585	562
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (f)	720	643
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	765	756
Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	670	659
GLS Auto Receivables Issuer Trust
Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	153	153
Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	320	312
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	1,109	992
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (b)	658	585
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	380	389
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	855	830
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	470	466
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	535	518
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	722	709
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	570	537
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,264	1,241
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	350	338
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,055	1,047
Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,065	942
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	44	44
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	833	816
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,135	1,080
Series 2021-1A, Class B, 2.33%, 3/20/2026 (b)	285	270
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	935	900
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	1,194	1,089
Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	180	163
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	650	612
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	605	574
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	486	446
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,345	1,229
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	489	476
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	260	231
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	593	555
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,075	1,924
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	135	131
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	752	736
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,249	1,188
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	1,259	1,224
Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	740	733
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (f)	1,210	1,152
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (b) (d)	1,415	1,339
SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (d)	1,095	1,028
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	514	471
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	380	343
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (b)	810	752
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (b)	320	310
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,223	1,983
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	910	839
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	600	577
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,640	1,521
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	470	438
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	302	281
Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	374	353
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	657	643
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	266
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	310	304
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	181	165
Series 2019-2, Class B, 3.50%, 5/1/2028	426	369
Series 2016-2, Class A, 3.10%, 10/7/2028	198	169
Series 2018-1, Class A, 3.70%, 3/1/2030	517	457
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	180	172
Upstart Securitization Trust
Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	202	201
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	89	88
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-4, Class A, 0.84%, 9/20/2031 (b)	203	196
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	500	482
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (d)	325	313
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	438	417
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	317	311
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	479	455
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (b) (d)	1,856	1,758
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (b) (d)	1,582	1,503
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (b) (d)	1,070	1,010
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (d)	707	674
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,201	1,147
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (b) (d)	1,480	1,407
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 ‡ (b)	471	450
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	260	254
Total Asset-Backed Securities (Cost $79,130)		74,364
Mortgage-Backed Securities — 3.3%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	522	511
Pool # QA6772 3.50%, 1/1/2050	291	282
Pool # QB4026 2.50%, 10/1/2050	1,972	1,794
Pool # QB4045 2.50%, 10/1/2050	1,188	1,070
Pool # QB4484 2.50%, 10/1/2050	719	654
Pool # QB4542 2.50%, 10/1/2050	641	584
Pool # RA4224 3.00%, 11/1/2050	264	247
Pool # QB8503 2.50%, 2/1/2051	753	678
Pool # QC4789 3.00%, 7/1/2051	631	589
Pool # QD5778 3.00%, 1/1/2052	712	666
Pool # QD4686 4.00%, 1/1/2052	442	437
Pool # QE1637 4.00%, 5/1/2052	339	340
Pool # QE1832 4.50%, 5/1/2052	394	405
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	75

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA UMBS, 30 Year
Pool # CA2826 5.50%, 12/1/2048	1,219	1,282
Pool # FM3118 3.00%, 5/1/2050	484	454
Pool # BQ2894 3.00%, 9/1/2050	1,049	985
Pool # BQ3996 2.50%, 10/1/2050	835	756
Pool # BQ5243 3.50%, 10/1/2050	355	345
Pool # CA7398 3.50%, 10/1/2050	1,247	1,211
Pool # BR4318 3.00%, 1/1/2051	224	209
Pool # CA8637 4.00%, 1/1/2051	1,719	1,721
Pool # CB2637 2.50%, 1/1/2052	951	856
Pool # BU3079 3.00%, 1/1/2052	536	501
Pool # BV0273 3.00%, 1/1/2052	1,350	1,260
Pool # CB2670 3.00%, 1/1/2052	852	795
Pool # BV4831 3.00%, 2/1/2052	432	403
Pool # BV0295 3.50%, 2/1/2052	1,224	1,200
Pool # BV3950 4.00%, 2/1/2052	542	540
Pool # BV6743 4.50%, 5/1/2052	449	459
Pool # BV9515 6.00%, 6/1/2052	421	446
FNMA, Other
Pool # AM3010 5.07%, 3/1/2028	527	568
Pool # BL8639 1.09%, 4/1/2028	689	610
Pool # AM5319 4.34%, 1/1/2029	477	496
Pool # BS0448 1.27%, 12/1/2029	997	859
Pool # BL9748 1.60%, 12/1/2029	398	350
Pool # AN7593 2.99%, 12/1/2029	293	280
Pool # AN8285 3.11%, 3/1/2030	299	290
Pool # AM8544 3.08%, 4/1/2030	134	129
Pool # BL9251 1.45%, 10/1/2030	775	666
Pool # BS5985 IO, 3.99%, 11/1/2030	540	549
Pool # AM4789 4.18%, 11/1/2030	252	257
Pool # BL9891 1.37%, 12/1/2030	542	463
Pool # BS5580 3.68%, 1/1/2032	1,050	1,056
Pool # AN6149 3.14%, 7/1/2032	910	874
Pool # BM3226 3.44%, 10/1/2032 (f)	1,301	1,271
Pool # AN7923 3.33%, 1/1/2033	565	547
Pool # BS5357 3.41%, 3/1/2033	770	750
Pool # AN9067 3.51%, 5/1/2033	310	305
Pool # BS5511 3.45%, 8/1/2033	1,030	1,007
Pool # BS5127 3.15%, 9/1/2033	580	549
Pool # BL1012 4.03%, 12/1/2033	300	306
Pool # BL0900 4.08%, 2/1/2034	170	175
Pool # BL7124 1.93%, 6/1/2035	710	599
Pool # AN4430 3.61%, 1/1/2037	630	620
Pool # BF0230 5.50%, 1/1/2058	1,585	1,740
Pool # BF0497 3.00%, 7/1/2060	736	693
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.50%, 7/25/2052 (g)	325	313
TBA, 4.00%, 7/25/2052 (g)	275	271
TBA, 4.50%, 7/25/2052 (g)	75	75
GNMA II, 30 Year
Pool # BY3432 3.50%, 9/20/2050	964	938
Pool # BR3929 3.50%, 10/20/2050	470	458
Pool # BW1726 3.50%, 10/20/2050	676	657
Pool # BS8546 2.50%, 12/20/2050	1,658	1,492
Pool # BR3928 3.00%, 12/20/2050	745	715
Pool # BU7538 3.00%, 12/20/2050	500	480
Pool # 785294 3.50%, 1/20/2051	1,647	1,635
Pool # CA8452 3.00%, 2/20/2051	2,171	2,075
Pool # CA9005 3.00%, 2/20/2051	432	423
Pool # CB1543 3.00%, 2/20/2051	1,559	1,472
Pool # CA3588 3.50%, 2/20/2051	1,472	1,433
Pool # CB1536 3.50%, 2/20/2051	1,638	1,598
Pool # CB1542 3.00%, 3/20/2051	1,091	1,030
Pool # CB4433 3.00%, 3/20/2051	1,865	1,744
Pool # CC0070 3.00%, 3/20/2051	279	269
Pool # CC8726 3.00%, 3/20/2051	356	336
Pool # CC8738 3.00%, 3/20/2051	446	421
Pool # CC8723 3.50%, 3/20/2051	2,043	1,988
Pool # CC0088 4.00%, 3/20/2051	81	81
Pool # CC0092 4.00%, 3/20/2051	192	193
Pool # CC8727 3.00%, 4/20/2051	533	503
Pool # CC8739 3.00%, 4/20/2051	1,469	1,386
Pool # CC8740 3.00%, 4/20/2051	1,306	1,234
Pool # CC8751 3.00%, 4/20/2051	274	258
Pool # CA3563 3.50%, 7/20/2051	1,026	1,010
Pool # CE2586 3.50%, 7/20/2051	1,491	1,452
Pool # MA7534 2.50%, 8/20/2051	4,140	3,796
Pool # CK1527 3.50%, 12/20/2051	1,069	1,046
Pool # CJ8184 3.50%, 1/20/2052	1,146	1,115
Pool # CK2660 3.00%, 2/20/2052	746	689
Pool # CK2716 3.50%, 2/20/2052	869	852
Pool # CN3557 4.50%, 5/20/2052	520	539
GNMA II, Other Pool # 785183 2.94%, 10/20/2070 (f)	734	691
Total Mortgage-Backed Securities (Cost $80,613)		72,357
Collateralized Mortgage Obligations — 0.9%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (d)	864	804
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	958	954
SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,113	996
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (f)	194	191
Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (f)	1,166	1,144
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (f)	958	907
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	429	468
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	209	221
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	355	355
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,830	1,829
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	852	910
GNMA
Series 2015-H11, Class FC, 1.35%, 5/20/2065 (f)	522	517
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (f)	977	1,093
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	422	409
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (f)	330	316
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (f)	786	749
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	341	322
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	548	539
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	1,015	1,016
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	900	901
Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,246	1,202
Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,251	1,219
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	232	230
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (f)	1,923	1,752
Total Collateralized Mortgage Obligations (Cost $20,315)		19,044
Commercial Mortgage-Backed Securities — 0.4%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (b) (f)	443	438
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (b) (f)	510	500
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (b) (f)	475	468
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (b) (f)	868	784
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	704	696
Series K-1510, Class A2, 3.72%, 1/25/2031	265	269
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	1,590	1,380
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	227	218
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (f)	1,448	165
FNMA, Other 3.08%, 1/1/2029	1,492	1,516
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (f)	570	527
Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (f)	40	39
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (f)	415	406
Series 2016-K58, Class B, 3.87%, 9/25/2049 (b) (f)	415	402
Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (f)	215	210
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 2.12%, 12/15/2037 ‡ (b) (f)	394	376
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	925	785
Total Commercial Mortgage-Backed Securities (Cost $9,788)		9,179
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	166
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	77

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Republic of Panama (Panama) 3.16%, 1/23/2030	300	267
Republic of Peru (Peru) 2.78%, 12/1/2060	147	91
United Mexican States (Mexico)
2.66%, 5/24/2031	905	745
3.50%, 2/12/2034	730	604
Total Foreign Government Securities (Cost $2,302)		1,873
	SHARES (000)
Short Term Investments — 3.6%
Investment Companies — 3.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (h) (Cost $78,148)	78,148	78,148
Total Investments — 99.1% (Cost $2,185,808)		2,172,941
Other Assets Less Liabilities — 0.9%		20,290
NET ASSETS — 100.0%		2,193,231

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(e)	The rate shown is the effective yield as of June 30, 2022.
(f)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	169	09/16/2022	USD	32,076	(885)
Short Contracts
DJ US Real Estate Index	(300)	09/16/2022	USD	(10,722)	(382)
MSCI EAFE E-Mini Index	(123)	09/16/2022	USD	(11,433)	13
MSCI Emerging Markets E-Mini Index	(225)	09/16/2022	USD	(11,292)	(105)
					(474)
					(1,359)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	79

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 57.7%
Fixed Income — 14.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	32,672	243,406
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,523	14,663
JPMorgan High Yield Fund Class R6 Shares (a)	6,657	40,939
Total Fixed Income		299,008
International Equity — 8.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	11,710	183,956
U.S. Equity — 34.3%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,438	706,869
Total Investment Companies (Cost $1,155,531)		1,189,833
Exchange-Traded Funds — 33.3%
Alternative Assets — 3.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	693	60,874
Fixed Income — 4.6%
JPMorgan High Yield Research Enhanced ETF (a)	331	14,454
JPMorgan U.S. Aggregate Bond ETF (a)	1,695	81,298
Total Fixed Income		95,752
International Equity — 17.7%
JPMorgan BetaBuilders International Equity ETF (a)	7,709	364,580
U.S. Equity — 8.0%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,281	89,372
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,506	75,817
Total U.S. Equity		165,189
Total Exchange-Traded Funds (Cost $720,350)		686,395
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.2%
U.S. Treasury Bonds
1.13%, 5/15/2040	696	485
1.13%, 8/15/2040	1,166	806
1.38%, 11/15/2040	1,482	1,067
1.88%, 2/15/2041	1,252	982
2.25%, 5/15/2041	61	51
3.13%, 2/15/2043	680	646
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 8/15/2046	195	157
1.25%, 5/15/2050	93	59
1.38%, 8/15/2050	1,759	1,158
1.63%, 11/15/2050	2,174	1,529
1.88%, 2/15/2051	191	143
1.88%, 11/15/2051	360	270
2.25%, 2/15/2052	230	189
U.S. Treasury Notes
0.13%, 1/31/2023 (b)	5,626	5,546
0.13%, 1/15/2024	346	331
0.13%, 2/15/2024	2,390	2,284
2.88%, 6/15/2025	290	289
0.50%, 2/28/2026	1,453	1,324
3.25%, 6/30/2027	1,405	1,419
0.63%, 12/31/2027	1,010	885
1.50%, 2/15/2030	1,094	983
0.88%, 11/15/2030	1,610	1,359
1.13%, 2/15/2031	1,375	1,182
1.63%, 5/15/2031	160	143
1.38%, 11/15/2031	19	16
1.88%, 2/15/2032	1,080	978
U.S. Treasury STRIPS Bonds 1.14%, 5/15/2027 (c)	525	452
Total U.S. Treasury Obligations (Cost $27,579)		24,733
Corporate Bonds — 1.1%
Aerospace & Defense — 0.1%
Boeing Co. (The) 2.70%, 2/1/2027	594	529
Northrop Grumman Corp.
5.15%, 5/1/2040	37	37
3.85%, 4/15/2045	40	34
Raytheon Technologies Corp.
2.25%, 7/1/2030	80	69
2.82%, 9/1/2051	70	50
		719
Airlines — 0.0% ^
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	147	125
Automobiles — 0.0% ^
Hyundai Capital America
3.00%, 2/10/2027 (d)	200	184
2.38%, 10/15/2027 (d)	198	174
		358
SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — 0.2%
AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	400	400
Banco Santander SA (Spain) 2.75%, 12/3/2030	200	159
Bank of America Corp.
(SOFR + 1.33%), 3.38%, 4/2/2026	160	155
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	106	95
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	278	265
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	65	64
(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	224	161
BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (d) (e)	200	171
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	100	94
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	88	76
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	200	197
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	250	220
HSBC Holdings plc (United Kingdom)
(SOFR + 1.29%), 1.59%, 5/24/2027 (e)	200	176
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	400	342
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	200	178
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	184	174
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (e)	200	188
Santander UK Group Holdings plc (United Kingdom) (SOFR + 1.22%), 2.47%, 1/11/2028 (e)	200	177
Societe Generale SA (France) 4.25%, 4/14/2025 (d)	400	392
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (d) (e)	250	248
Wells Fargo & Co.
4.30%, 7/22/2027	344	340
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	18	14
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	120	111
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	44	32
3.13%, 11/18/2041	45	33
		4,462
Beverages — 0.0% ^
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	340	275
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	58	46
		321
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	198	182
4.05%, 11/21/2039	300	267
Amgen, Inc. 3.15%, 2/21/2040	96	76
Biogen, Inc. 2.25%, 5/1/2030	27	22
Gilead Sciences, Inc. 2.60%, 10/1/2040	52	38
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	88	71
		656
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	38	30
Capital Markets — 0.1%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	62	45
Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	500	467
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (e)	300	266
(SOFR + 1.32%), 2.55%, 1/7/2028 (e)	150	130
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.67%, 3/8/2024	145	142
4.25%, 10/21/2025	290	288
(SOFR + 0.80%), 1.43%, 3/9/2027 (e)	75	67
Macquarie Group Ltd. (Australia) (SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	150	122
Morgan Stanley
5.00%, 11/24/2025	209	212
3.13%, 7/27/2026	191	182
(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	40	31
S&P Global, Inc.
2.70%, 3/1/2029 (d)	69	63
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	81

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
4.25%, 5/1/2029 (d)	70	69
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (d) (e)	200	159
		2,243
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	70	69
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (d)	31	23
LYB International Finance III LLC 1.25%, 10/1/2025	30	27
RPM International, Inc. 2.95%, 1/15/2032	61	51
		170
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	75	58
Consumer Finance — 0.1%
AerCap Ireland Capital DAC (Ireland) 4.63%, 10/15/2027	300	283
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (d)	259	251
2.53%, 11/18/2027 (d)	369	301
Capital One Financial Corp.
3.80%, 1/31/2028	102	96
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	45	36
General Motors Financial Co., Inc. 3.80%, 4/7/2025	105	102
		1,069
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	49	44
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	20	18
Diversified Financial Services — 0.0% ^
Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (d)	250	250
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	52	40
		290
Diversified Telecommunication Services — 0.0% ^
AT&T, Inc.
2.30%, 6/1/2027	128	117
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
2.75%, 6/1/2031	168	145
3.50%, 6/1/2041	128	102
3.55%, 9/15/2055	76	57
Verizon Communications, Inc.
2.10%, 3/22/2028	30	27
3.15%, 3/22/2030	124	113
2.36%, 3/15/2032	20	16
2.65%, 11/20/2040	44	32
		609
Electric Utilities — 0.1%
American Electric Power Co., Inc. 2.03%, 3/15/2024	200	194
Duke Energy Progress LLC 2.90%, 8/15/2051	40	29
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	20	16
Edison International 5.75%, 6/15/2027	76	77
Emera US Finance LP (Canada) 4.75%, 6/15/2046	52	46
Entergy Louisiana LLC 4.00%, 3/15/2033	40	38
Evergy, Inc. 2.90%, 9/15/2029	96	85
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	115	106
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	44	35
Fortis, Inc. (Canada) 3.06%, 10/4/2026	70	66
Indiana Michigan Power Co. 3.25%, 5/1/2051	55	42
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	30	26
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	44	43
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	13	11
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	62	42
NRG Energy, Inc. 2.45%, 12/2/2027 (d)	118	101
OGE Energy Corp. 0.70%, 5/26/2023	30	29
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	35	34
Pacific Gas and Electric Co.
1.37%, 3/10/2023	115	113
1.70%, 11/15/2023	35	34
3.25%, 2/16/2024	100	97
2.95%, 3/1/2026	51	46
3.75%, 8/15/2042 (f)	62	42
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	30	30
SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	40	36
Series C, 4.13%, 3/1/2048	30	25
Union Electric Co. 3.90%, 4/1/2052	43	38
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	96	96
		1,577
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	66	66
Entertainment — 0.0% ^
Activision Blizzard, Inc. 1.35%, 9/15/2030	48	38
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	79	77
Walt Disney Co. (The)
2.65%, 1/13/2031	90	79
3.50%, 5/13/2040	84	72
		266
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	30	28
American Tower Corp. 1.88%, 10/15/2030	256	199
Brixmor Operating Partnership LP
2.25%, 4/1/2028	40	34
2.50%, 8/16/2031	20	16
Corporate Office Properties LP 2.75%, 4/15/2031	54	44
Crown Castle International Corp. 3.10%, 11/15/2029	96	85
CubeSmart LP 2.00%, 2/15/2031	102	81
Digital Realty Trust LP 3.70%, 8/15/2027	90	86
Equinix, Inc.
2.90%, 11/18/2026	70	65
2.00%, 5/15/2028	89	76
Federal Realty OP LP 1.25%, 2/15/2026	70	63
Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	88	68
Healthpeak Properties, Inc. 2.13%, 12/1/2028	67	58
Life Storage LP 2.40%, 10/15/2031	60	48
Office Properties Income Trust
2.65%, 6/15/2026	60	51
2.40%, 2/1/2027	75	61
Physicians Realty LP 2.63%, 11/1/2031	25	20
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Public Storage 1.95%, 11/9/2028	32	28
Sabra Health Care LP 3.20%, 12/1/2031	45	36
Safehold Operating Partnership LP 2.85%, 1/15/2032	80	64
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	158	152
UDR, Inc. 2.10%, 8/1/2032	88	68
WP Carey, Inc.
4.25%, 10/1/2026	26	26
2.40%, 2/1/2031	36	29
2.45%, 2/1/2032	40	32
		1,518
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc. 0.63%, 2/10/2023 (d)	120	118
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	60	45
3.63%, 5/13/2051 (d)	65	47
		210
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	25	21
Kraft Heinz Foods Co.
4.63%, 10/1/2039	55	48
4.38%, 6/1/2046	29	24
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	118	98
		191
Gas Utilities — 0.0% ^
Atmos Energy Corp.
0.63%, 3/9/2023	20	20
2.85%, 2/15/2052	45	32
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	40	32
		84
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	18	17
DH Europe Finance II SARL 3.25%, 11/15/2039	30	25
		42
Health Care Providers & Services — 0.1%
Banner Health 1.90%, 1/1/2031	100	83
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	25	18
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	70	49
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	83

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
CommonSpirit Health 2.78%, 10/1/2030	74	64
CVS Health Corp. 2.70%, 8/21/2040	92	66
Elevance Health, Inc. 2.25%, 5/15/2030	100	86
HCA, Inc.
5.25%, 6/15/2026	224	223
3.50%, 7/15/2051	23	16
4.63%, 3/15/2052 (d)	27	22
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	45	32
Universal Health Services, Inc. 2.65%, 10/15/2030 (d)	39	31
		690
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	52	39
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	55	32
Independent Power and Renewable Electricity Producers — 0.0% ^
Alexander Funding Trust 1.84%, 11/15/2023 (d)	198	189
Constellation Energy Generation LLC
3.25%, 6/1/2025	194	186
5.75%, 10/1/2041	40	39
Southern Power Co. 5.15%, 9/15/2041	74	70
		484
Insurance — 0.0% ^
Athene Global Funding 2.75%, 6/25/2024 (d)	92	89
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	40	34
Brown & Brown, Inc. 2.38%, 3/15/2031	92	73
Corebridge Financial, Inc.
3.65%, 4/5/2027 (d)	35	33
3.85%, 4/5/2029 (d)	30	28
F&G Global Funding 1.75%, 6/30/2026 (d)	40	35
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	106	87
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	40	35
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	96	73
		487
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	80	74
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — 0.0% ^
CGI, Inc. (Canada)
1.45%, 9/14/2026	42	37
2.30%, 9/14/2031	75	60
Global Payments, Inc. 3.20%, 8/15/2029	77	68
		165
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	66	51
Media — 0.0% ^
Charter Communications Operating LLC
2.80%, 4/1/2031	22	18
3.50%, 3/1/2042	35	24
3.70%, 4/1/2051	96	65
Comcast Corp. 3.25%, 11/1/2039	84	69
Discovery Communications LLC 3.63%, 5/15/2030	41	36
		212
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	400	392
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	96	78
Steel Dynamics, Inc. 1.65%, 10/15/2027	60	52
		522
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	80	61
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	44	31
CenterPoint Energy, Inc. 1.45%, 6/1/2026	44	40
Consumers Energy Co. 3.25%, 8/15/2046	30	24
Puget Energy, Inc. 2.38%, 6/15/2028	54	47
San Diego Gas & Electric Co. 2.95%, 8/15/2051	70	52
WEC Energy Group, Inc. 1.38%, 10/15/2027	44	38
		232
Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets America, Inc.
3.63%, 4/6/2030	73	69
2.77%, 11/10/2050	44	30
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	75	77
Diamondback Energy, Inc. 3.25%, 12/1/2026	96	94
SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP
3.90%, 5/15/2024 (f)	181	180
3.90%, 7/15/2026	146	140
4.40%, 3/15/2027	90	87
5.00%, 5/15/2044 (f)	105	88
Exxon Mobil Corp. 3.00%, 8/16/2039	146	119
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	40	33
4.32%, 12/30/2039 (d)	30	23
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	198	185
HF Sinclair Corp.
2.63%, 10/1/2023 (d)	22	21
5.88%, 4/1/2026 (d)	90	91
MPLX LP 4.50%, 4/15/2038	52	45
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	40	33
Phillips 66 Co. 3.55%, 10/1/2026 (d)	44	43
Plains All American Pipeline LP 4.65%, 10/15/2025	132	131
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	102	104
Targa Resources Corp. 4.20%, 2/1/2033	20	18
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	96	76
TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	45	43
		1,730
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co. 2.35%, 11/13/2040	260	192
Royalty Pharma plc 2.15%, 9/2/2031	7	5
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	400	308
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	60	57
Viatris, Inc. 3.85%, 6/22/2040	96	68
		630
Road & Rail — 0.0% ^
Kansas City Southern 4.70%, 5/1/2048	37	35
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	150	133
Union Pacific Corp. 3.55%, 8/15/2039	70	60
		228
Semiconductors & Semiconductor Equipment — 0.0% ^
Analog Devices, Inc. 2.80%, 10/1/2041	46	36
Broadcom, Inc. 3.19%, 11/15/2036 (d)	18	14
KLA Corp. 3.30%, 3/1/2050	50	40
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Microchip Technology, Inc. 0.98%, 9/1/2024	60	56
NXP BV (China)
2.50%, 5/11/2031	70	57
3.25%, 5/11/2041	75	56
QUALCOMM, Inc. 4.50%, 5/20/2052	30	30
Xilinx, Inc. 2.38%, 6/1/2030	127	112
		401
Software — 0.0% ^
Oracle Corp. 3.80%, 11/15/2037	124	96
Roper Technologies, Inc. 1.75%, 2/15/2031	47	37
VMware, Inc.
1.40%, 8/15/2026	83	73
4.70%, 5/15/2030	84	81
Workday, Inc. 3.50%, 4/1/2027	53	51
		338
Specialty Retail — 0.0% ^
Lowe's Cos., Inc.
1.70%, 10/15/2030	40	32
3.70%, 4/15/2046	102	82
Tractor Supply Co. 1.75%, 11/1/2030	100	78
		192
Technology Hardware, Storage & Peripherals — 0.0% ^
Apple, Inc.
3.45%, 2/9/2045	100	87
2.70%, 8/5/2051	50	37
Dell International LLC 6.20%, 7/15/2030	246	256
		380
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	250	224
Tobacco — 0.0% ^
Altria Group, Inc. 2.45%, 2/4/2032	70	53
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	92	77
4.39%, 8/15/2037	55	44
3.73%, 9/25/2040	96	67
		241
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	85

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — 0.0% ^
Air Lease Corp.
2.88%, 1/15/2026	50	46
1.88%, 8/15/2026	210	181
		227
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	35	31
Total Corporate Bonds (Cost $27,012)		22,797
Asset-Backed Securities — 0.8%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	74	73
Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	185	177
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (d)	145	144
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (d)	95	86
Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (d)	220	217
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	170	150
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	128	117
Series 2016-3, Class AA, 3.00%, 10/15/2028	169	153
Series 2021-1, Class B, 3.95%, 7/11/2030	184	154
Series 2019-1, Class AA, 3.15%, 2/15/2032	134	118
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (d)	102	98
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (d)	100	91
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (d)	100	91
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (d)	100	87
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 (d)	170	156
Series 2021-1A, Class A, 2.16%, 4/15/2036 (d)	141	127
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	195	174
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-1A, Class A, 4.46%, 6/15/2037 (d)	151	146
CarNow Auto Receivables Trust Series 2021-1A, Class A, 0.97%, 10/15/2024 (d)	48	48
CPS Auto Receivables Trust
Series 2021-A, Class B, 0.61%, 2/18/2025 (d)	65	65
Series 2021-A, Class C, 0.83%, 9/15/2026 (d)	450	440
Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	140	134
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	130	127
Crossroads Asset Trust
Series 2021-A, Class A2, 0.82%, 3/20/2024 (d)	65	64
Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (d)	155	149
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	265	240
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	85	80
Series 2021-1A, Class C, 2.70%, 11/21/2033 ‡ (d)	96	90
DT Auto Owner Trust
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	270	256
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	90	88
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (d)	171	158
Exeter Automobile Receivables Trust
Series 2021-1A, Class C, 0.74%, 1/15/2026	350	341
Series 2021-2A, Class C, 0.98%, 6/15/2026	140	135
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	245	236
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 ‡ (d)	260	224
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 ‡ (d)	100	93
Flagship Credit Auto Trust Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	75	73
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (g)	150	134
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (d)	159	157
SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	180	176
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (d)	16	16
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (d)	226	202
Series 2021-3, Class D, 3.00%, 1/17/2041 ‡ (d)	149	132
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	78	79
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	177	172
Lendingpoint Asset Securitization Trust
Series 2021-A, Class A, 1.00%, 12/15/2028 (d)	98	97
Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (d)	100	97
Series 2021-B, Class A, 1.11%, 2/15/2029 (d)	148	145
Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (d)	120	113
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	76	73
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	195	172
Marlette Funding Trust
Series 2021-1A, Class A, 0.60%, 6/16/2031 (d)	9	9
Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (d)	170	167
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 3/20/2026 (d)	235	224
Series 2021-1A, Class B, 2.33%, 3/20/2026 (d)	245	232
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (d)	195	188
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (d)	243	222
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (d)	299	282
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	247	227
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	282	258
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	100	97
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (d)	118	110
Series 2021-A, Class B, 1.76%, 3/8/2028 ‡ (d)	370	348
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	425	394
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	299	293
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	262	249
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	235	228
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (g)	82	78
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 ‡ (d) (f)	288	273
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (d) (f)	226	212
Progress Residential Trust
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 ‡ (d)	205	190
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (d)	453	404
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	185	171
Republic Finance Issuance Trust Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	334	310
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (d)	126	117
Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (d)	75	71
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	138	134
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (d)	180	177
Series 2021-1A, Class C, 1.33%, 9/16/2024 (d)	180	176
United Airlines Pass-Through Trust
Series 2019-2, Class B, 3.50%, 5/1/2028	74	64
Series 2016-2, Class A, 3.10%, 10/7/2028	38	33
Series 2018-1, Class A, 3.70%, 3/1/2030	104	92
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	87

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (d)	155	152
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (d)	54	53
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (d)	105	101
VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (f)	90	86
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	70	69
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (f)	119	113
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 ‡ (d) (f)	375	356
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 ‡ (d) (f)	321	305
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 ‡ (d) (f)	253	239
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (d) (f)	207	198
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (f)	241	230
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 ‡ (d) (f)	304	289
Total Asset-Backed Securities (Cost $16,340)		15,386
Mortgage-Backed Securities — 0.7%
FHLMC UMBS, 30 Year
Pool # ZL3032 3.50%, 5/1/2042	107	105
Pool # QA6772 3.50%, 1/1/2050	483	468
Pool # RA4224 3.00%, 11/1/2050	204	190
Pool # QB8503 2.50%, 2/1/2051	238	214
Pool # QC4789 3.00%, 7/1/2051	152	142
Pool # QE1637 4.00%, 5/1/2052	75	75
Pool # QE1832 4.50%, 5/1/2052	90	92
FNMA UMBS, 30 Year
Pool # BO1362 4.00%, 6/1/2049	113	114
Pool # FM3118 3.00%, 5/1/2050	167	157
Pool # BR4318 3.00%, 1/1/2051	395	369
Pool # BQ8009 4.00%, 2/1/2051	541	541
Pool # BQ8010 4.00%, 2/1/2051	648	646
Pool # BU1805 2.50%, 12/1/2051	274	247
Pool # CB2637 2.50%, 1/1/2052	249	224
Pool # BU3079 3.00%, 1/1/2052	114	107
Pool # BV0273 3.00%, 1/1/2052	124	115
Pool # CB2670 3.00%, 1/1/2052	182	170
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BV4831 3.00%, 2/1/2052	94	88
Pool # BV0295 3.50%, 2/1/2052	266	261
Pool # BV6743 4.50%, 5/1/2052	105	107
Pool # BV9515 6.00%, 6/1/2052	95	101
FNMA, Other
Pool # AM4660 3.77%, 12/1/2025	118	120
Pool # BL2588 2.97%, 8/1/2026	290	285
Pool # AM3010 5.07%, 3/1/2028	109	117
Pool # AM5319 4.34%, 1/1/2029	95	99
Pool # BS4290 1.95%, 10/1/2029	500	447
Pool # AM4789 4.18%, 11/1/2030	54	55
Pool # BS6024 IO, 3.96%, 2/1/2031 (h)	210	213
Pool # BL3774 2.77%, 8/1/2031	100	94
Pool # BL3648 2.85%, 8/1/2031	100	95
Pool # BL3700 2.92%, 8/1/2031	100	95
Pool # BS5580 3.68%, 1/1/2032	230	231
Pool # BS5357 3.41%, 3/1/2033	169	165
Pool # AN9752 3.65%, 7/1/2033	185	184
Pool # BS5511 3.45%, 8/1/2033	225	220
Pool # BS5127 3.15%, 9/1/2033	130	123
Pool # BL7124 1.93%, 6/1/2035	163	138
Pool # BF0230 5.50%, 1/1/2058	274	301
Pool # BF0497 3.00%, 7/1/2060	154	145
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 4.50%, 7/25/2052 (h)	295	296
GNMA II, 30 Year
Pool # 783525 4.50%, 12/20/2031	27	27
Pool # 784602 4.00%, 5/20/2038	97	98
Pool # BS8546 2.50%, 12/20/2050	311	280
Pool # 785294 3.50%, 1/20/2051	329	326
Pool # CA8452 3.00%, 2/20/2051	442	422
Pool # CA9005 3.00%, 2/20/2051	399	390
Pool # CB1543 3.00%, 2/20/2051	307	290
Pool # CA3588 3.50%, 2/20/2051	278	270
Pool # CB1536 3.50%, 2/20/2051	695	678
Pool # CB1542 3.00%, 3/20/2051	331	313
Pool # CB4433 3.00%, 3/20/2051	571	534
Pool # CC0070 3.00%, 3/20/2051	53	51
Pool # CC8726 3.00%, 3/20/2051	68	64
Pool # CC8738 3.00%, 3/20/2051	83	78
Pool # CC8723 3.50%, 3/20/2051	733	714
Pool # CC0088 4.00%, 3/20/2051	17	17
Pool # CC0092 4.00%, 3/20/2051	32	32
Pool # CC8727 3.00%, 4/20/2051	102	96
Pool # CC8739 3.00%, 4/20/2051	300	284
SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CC8740 3.00%, 4/20/2051	269	254
Pool # CC8751 3.00%, 4/20/2051	58	55
Pool # CE9911 3.00%, 7/20/2051	162	153
Pool # CE9913 3.00%, 7/20/2051	87	83
Pool # CE9914 3.00%, 7/20/2051	88	83
Pool # CE9915 3.00%, 7/20/2051	177	169
Pool # CA3563 3.50%, 7/20/2051	304	300
Pool # CE2586 3.50%, 7/20/2051	324	315
Pool # CK1527 3.50%, 12/20/2051	213	208
Pool # CJ8184 3.50%, 1/20/2052	228	222
Pool # CK2716 3.50%, 2/20/2052	194	190
Pool # CN3557 4.50%, 5/20/2052	115	119
Total Mortgage-Backed Securities (Cost $16,621)		15,071
Collateralized Mortgage Obligations — 0.3%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (d) (f)	174	162
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	210	209
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	225	201
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (d) (g)	367	360
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (g)	201	190
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	89	97
FNMA, Grantor Trust, Whole Loan
Series 2001-T12, Class A1, 6.50%, 8/25/2041	178	188
Series 2002-T4, Class A1, 6.50%, 12/25/2041	20	22
FNMA, REMIC
Series 2017-35, Class VA, 4.00%, 7/25/2028	141	144
Series 2018-72, Class VB, 3.50%, 10/25/2031	329	328
Series 2011-41, Class KA, 4.00%, 1/25/2041	9	9
Series 2019-7, Class CA, 3.50%, 11/25/2057	369	369
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	177	189
GNMA
Series 2015-H16, Class FG, 1.24%, 7/20/2065 (g)	74	73
Series 2021-H14, Class YD, 8.30%, 6/20/2071 (g)	195	218
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (f)	96	93
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (d) (g)	340	326
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (g)	348	332
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (f)	86	82
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	219	216
Series 2018-3, Class M55D, 4.00%, 8/25/2057 ‡ (g)	284	284
Series 2018-2, Class M55D, 4.00%, 11/25/2057	348	348
Series 2018-4, Class M55D, 4.00%, 3/25/2058	58	59
Series 2019-2, Class M55D, 4.00%, 8/25/2058 ‡	310	310
Series 2019-3, Class M55D, 4.00%, 10/25/2058 ‡	294	294
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (g)	401	365
Total Collateralized Mortgage Obligations (Cost $5,799)		5,468
Commercial Mortgage-Backed Securities — 0.1%
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 2.44%, 12/18/2037 (d) (g)	172	170
Series 2021-FL4, Class AS, 2.71%, 12/18/2037 (d) (g)	115	113
BPR Trust Series 2021-KEN, Class A, 2.57%, 2/15/2029 (d) (g)	220	217
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 2.73%, 7/25/2041 (d) (g)	179	162
FNMA ACES
Series 2018-M10, Class A1, 3.48%, 7/25/2028 (g)	151	151
Series 2019-M21, Class 1A1, 1.95%, 5/25/2029	57	56
Series 2022-M1S, Class A2, 2.08%, 4/25/2032	365	317
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	297	285
Series 2021-M3, Class X1, IO, 2.09%, 11/25/2033 (g)	843	96
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	89

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FNMA, Other 3.08%, 1/1/2029 (h)	343	349
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (g)	115	106
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (g)	85	83
Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (g)	465	450
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	195	165
Total Commercial Mortgage-Backed Securities (Cost $2,885)		2,720
Foreign Government Securities — 0.0% ^
United Mexican States (Mexico) 2.66%, 5/24/2031(Cost $400)	400	329
	SHARES (000)
Short Term Investments — 4.2%
Investment Companies — 4.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (i) (Cost $86,236)	86,236	86,236
Total Investments — 99.4% (Cost $2,058,753)		2,048,968
Other Assets Less Liabilities — 0.6%		13,221
NET ASSETS — 100.0%		2,062,189

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2022.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2022.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2022.

(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2022.

(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	159	09/16/2022	USD	30,178	(833)
Short Contracts
DJ US Real Estate Index	(282)	09/16/2022	USD	(10,079)	(359)
MSCI EAFE E-Mini Index	(96)	09/16/2022	USD	(8,924)	15
MSCI Emerging Markets E-Mini Index	(211)	09/16/2022	USD	(10,589)	(98)
					(442)
					(1,275)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	91

JPMorgan SmartRetirement® Blend 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 61.7%
Fixed Income — 12.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,108	43,506
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,499	130,365
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,820	16,383
JPMorgan High Yield Fund Class R6 Shares (a)	4,993	30,708
Total Fixed Income		220,962
International Equity — 10.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	11,717	184,082
U.S. Equity — 39.4%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,630	717,743
Total Investment Companies (Cost $1,069,810)		1,122,787
Exchange-Traded Funds — 35.2%
Alternative Assets — 3.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	699	61,370
Fixed Income — 2.8%
JPMorgan High Yield Research Enhanced ETF (a)	175	7,623
JPMorgan U.S. Aggregate Bond ETF (a)	907	43,542
Total Fixed Income		51,165
International Equity — 20.0%
JPMorgan BetaBuilders International Equity ETF (a)	7,709	364,558
U.S. Equity — 9.0%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,274	88,917
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,507	75,843
Total U.S. Equity		164,760
Total Exchange-Traded Funds (Cost $666,659)		641,853
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $4,939)	4,950	4,880
	SHARES (000)
Short Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $38,718)	38,718	38,718
Total Investments — 99.3% (Cost $1,780,126)		1,808,238
Other Assets Less Liabilities — 0.7%		12,252
NET ASSETS — 100.0%		1,820,490

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	118	09/16/2022	USD	22,396	(618)
SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(383)	09/16/2022	USD	(13,688)	(508)
MSCI EAFE E-Mini Index	(96)	09/16/2022	USD	(8,924)	36
MSCI Emerging Markets E-Mini Index	(281)	09/16/2022	USD	(14,102)	(131)
					(603)
					(1,221)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	93

JPMorgan SmartRetirement® Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 59.7%
Fixed Income — 5.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,661	17,588
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,074	52,701
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,112	6,464
JPMorgan High Yield Fund Class R6 Shares (a)	1,270	7,812
Total Fixed Income		84,565
International Equity — 11.0%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,283	161,548
U.S. Equity — 43.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	11,118	631,823
Total Investment Companies (Cost $825,561)		877,936
Exchange-Traded Funds — 37.0%
Alternative Assets — 3.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	610	53,611
Fixed Income — 1.7%
JPMorgan High Yield Research Enhanced ETF (a)	179	7,810
JPMorgan U.S. Aggregate Bond ETF (a)	367	17,601
Total Fixed Income		25,411
International Equity — 21.8%
JPMorgan BetaBuilders International Equity ETF (a)	6,774	320,330
U.S. Equity — 9.9%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,122	78,306
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,323	66,587
Total U.S. Equity		144,893
Total Exchange-Traded Funds (Cost $569,942)		544,245
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $4,030)	4,039	3,982
	SHARES (000)
Short Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $36,169)	36,169	36,169
Total Investments — 99.5% (Cost $1,435,702)		1,462,332
Other Assets Less Liabilities — 0.5%		7,147
NET ASSETS — 100.0%		1,469,479

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	95	09/16/2022	USD	18,031	(498)
SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(305)	09/16/2022	USD	(10,901)	(404)
MSCI EAFE E-Mini Index	(77)	09/16/2022	USD	(7,158)	29
MSCI Emerging Markets E-Mini Index	(227)	09/16/2022	USD	(11,392)	(106)
					(481)
					(979)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	95

JPMorgan SmartRetirement® Blend 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 59.6%
Fixed Income — 4.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,021	10,809
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,347	32,389
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	671	3,897
JPMorgan High Yield Fund Class R6 Shares (a)	786	4,833
Total Fixed Income		51,928
International Equity — 11.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,911	124,287
U.S. Equity — 43.8%
JPMorgan Equity Index Fund Class R6 Shares (a)	8,591	488,211
Total Investment Companies (Cost $618,047)		664,426
Exchange-Traded Funds — 37.2%
Alternative Assets — 3.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	469	41,183
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	111	4,835
JPMorgan U.S. Aggregate Bond ETF (a)	225	10,817
Total Fixed Income		15,652
International Equity — 22.1%
JPMorgan BetaBuilders International Equity ETF (a)	5,213	246,534
U.S. Equity — 10.0%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	864	60,280
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,017	51,204
Total U.S. Equity		111,484
Total Exchange-Traded Funds (Cost $432,412)		414,853
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $3,127)	3,134	3,090
	SHARES (000)
Short Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $26,791)	26,791	26,791
Total Investments — 99.5% (Cost $1,080,377)		1,109,160
Other Assets Less Liabilities — 0.5%		5,170
NET ASSETS — 100.0%		1,114,330

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	72	09/16/2022	USD	13,666	(377)
SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(231)	09/16/2022	USD	(8,256)	(306)
MSCI EAFE E-Mini Index	(59)	09/16/2022	USD	(5,484)	22
MSCI Emerging Markets E-Mini Index	(172)	09/16/2022	USD	(8,632)	(80)
					(364)
					(741)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	97

JPMorgan SmartRetirement® Blend 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 59.1%
Fixed Income — 4.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	569	6,020
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,421	18,039
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	370	2,147
JPMorgan High Yield Fund Class R6 Shares (a)	433	2,665
Total Fixed Income		28,871
International Equity — 11.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,378	68,786
U.S. Equity — 43.3%
JPMorgan Equity Index Fund Class R6 Shares (a)	4,733	268,949
Total Investment Companies (Cost $343,895)		366,606
Exchange-Traded Funds — 37.8%
Alternative Assets — 3.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	259	22,789
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	61	2,665
JPMorgan U.S. Aggregate Bond ETF (a)	126	6,025
Total Fixed Income		8,690
International Equity — 22.6%
JPMorgan BetaBuilders International Equity ETF (a)	2,965	140,223
U.S. Equity — 10.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	497	34,714
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	561	28,225
Total U.S. Equity		62,939
Total Exchange-Traded Funds (Cost $243,993)		234,641
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $1,867)	1,871	1,845
	SHARES (000)
Short Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $15,007)	15,007	15,007
Total Investments — 99.6% (Cost $604,762)		618,099
Other Assets Less Liabilities — 0.4%		2,543
NET ASSETS — 100.0%		620,642

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	40	09/16/2022	USD	7,592	(210)
Short Contracts
DJ US Real Estate Index	(126)	09/16/2022	USD	(4,503)	(167)
MSCI EAFE E-Mini Index	(32)	09/16/2022	USD	(2,975)	12
MSCI Emerging Markets E-Mini Index	(95)	09/16/2022	USD	(4,768)	(44)
					(199)
					(409)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	99

JPMorgan SmartRetirement® Blend 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 57.2%
Fixed Income — 4.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	218	2,309
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	924	6,887
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	134	776
JPMorgan High Yield Fund Class R6 Shares (a)	157	963
Total Fixed Income		10,935
International Equity — 10.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,636	25,704
U.S. Equity — 41.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,761	100,069
Total Investment Companies (Cost $139,423)		136,708
Exchange-Traded Funds — 38.0%
Alternative Assets — 3.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	99	8,663
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	22	963
JPMorgan U.S. Aggregate Bond ETF (a)	48	2,304
Total Fixed Income		3,267
International Equity — 22.8%
JPMorgan BetaBuilders International Equity ETF (a)	1,152	54,500
U.S. Equity — 10.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	186	13,000
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	225	11,295
Total U.S. Equity		24,295
Total Exchange-Traded Funds (Cost $98,238)		90,725
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.13%, 1/31/2023 (b)(Cost $791)	793	782
	SHARES (000)
Short Term Investments — 5.0%
Investment Companies — 5.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c) (Cost $11,956)	11,956	11,956
Total Investments — 100.5% (Cost $250,408)		240,171
Liabilities in Excess of Other Assets — (0.5)%		(1,301)
NET ASSETS — 100.0%		238,870

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	34	09/16/2022	USD	6,453	(59)
SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(41)	09/16/2022	USD	(1,465)	(54)
MSCI EAFE E-Mini Index	(12)	09/16/2022	USD	(1,115)	5
MSCI Emerging Markets E-Mini Index	(21)	09/16/2022	USD	(1,054)	(10)
					(59)
					(118)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	101

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$119,545	$7,071	$216,022
Investments in affiliates, at value	449,118	19,558	811,992
Cash	29	1	55
Receivables:
Investment securities sold	7,563	168	14,126
Fund shares sold	769	—	1,851
Interest from non-affiliates	582	25	1,090
Dividends from affiliates	2	—(a)	3
Variation margin on futures contracts	72	2	131
Due from adviser	38	35	37
Total Assets	577,718	26,860	1,045,307
LIABILITIES:
Payables:
Investment securities purchased	—	75	3,874
Investment securities purchased — delayed delivery securities	491	25	919
Fund shares redeemed	1,634	133	1,470
Accrued liabilities:
Administration fees	14	—	37
Distribution fees	1	—(a)	5
Service fees	6	5	10
Custodian and accounting fees	6	5	10
Trustees’ and Chief Compliance Officer’s fees	—	—	—(a)
Other	67	13	80
Total Liabilities	2,219	256	6,405
Net Assets	$575,499	$26,604	$1,038,902

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$607,237	$28,828	$1,094,983
Total distributable earnings (loss)	(31,738)	(2,224)	(56,081)
Total Net Assets:	$575,499	$26,604	$1,038,902
Net Assets:
Class I	$3,519	$25,557	$5,098
Class R2	17	22	17
Class R3	5,767	23	21,581
Class R4	13,606	23	15,172
Class R5	14,108	23	18,776
Class R6	538,482	956	978,258
Total	$575,499	$26,604	$1,038,902
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	215	1,850	278
Class R2	1	1	1
Class R3	352	2	1,182
Class R4	829	2	827
Class R5	859	2	1,024
Class R6	32,751	69	53,299
Net Asset Value (a):
Class I — Offering and redemption price per share	$16.42	$13.81	$18.32
Class R2 — Offering and redemption price per share	16.41	13.76	18.32
Class R3 — Offering and redemption price per share	16.39	13.78	18.27
Class R4 — Offering and redemption price per share	16.41	13.81	18.34
Class R5 — Offering and redemption price per share	16.42	13.82	18.34
Class R6 — Offering and redemption price per share	16.44	13.83	18.35
Cost of investments in non-affiliates	$135,307	$7,799	$244,461
Cost of investments in affiliates	454,733	20,378	821,441

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	103

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$366,238	$361,342	$86,504
Investments in affiliates, at value	1,451,651	1,811,599	1,962,464
Cash	61	52	48
Receivables:
Investment securities sold	22,383	21,472	14,185
Investment securities sold — delayed delivery securities	—	—	2,323
Fund shares sold	4,294	5,730	4,020
Interest from non-affiliates	1,775	1,705	387
Dividends from affiliates	3	3	3
Due from adviser	41	15	43
Total Assets	1,846,446	2,201,918	2,069,977
LIABILITIES:
Payables:
Investment securities purchased	5,496	4,167	1,708
Investment securities purchased — delayed delivery securities	2,367	2,726	3,196
Fund shares redeemed	2,304	1,459	2,566
Variation margin on futures contracts	98	118	118
Accrued liabilities:
Administration fees	76	93	86
Distribution fees	7	9	7
Service fees	20	25	19
Custodian and accounting fees	14	15	14
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	—(a)
Other	77	75	74
Total Liabilities	10,459	8,687	7,788
Net Assets	$1,835,987	$2,193,231	$2,062,189

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$1,907,225	$2,233,815	$2,081,161
Total distributable earnings (loss)	(71,238)	(40,584)	(18,972)
Total Net Assets:	$1,835,987	$2,193,231	$2,062,189
Net Assets:
Class I	$12,346	$13,080	$6,629
Class R2	1,103	140	20
Class R3	29,917	44,192	32,276
Class R4	30,405	39,828	38,531
Class R5	43,290	44,084	35,173
Class R6	1,718,926	2,051,907	1,949,560
Total	$1,835,987	$2,193,231	$2,062,189
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	610	598	282
Class R2	55	7	1
Class R3	1,481	2,030	1,378
Class R4	1,499	1,821	1,638
Class R5	2,134	2,015	1,494
Class R6	84,688	93,713	82,769
Net Asset Value (a):
Class I — Offering and redemption price per share	$20.26	$21.86	$23.50
Class R2 — Offering and redemption price per share	20.19	21.90	23.70
Class R3 — Offering and redemption price per share	20.20	21.77	23.43
Class R4 — Offering and redemption price per share	20.28	21.87	23.52
Class R5 — Offering and redemption price per share	20.28	21.87	23.54
Class R6 — Offering and redemption price per share	20.30	21.90	23.55
Cost of investments in non-affiliates	$413,585	$406,969	$96,636
Cost of investments in affiliates	1,444,775	1,778,839	1,962,117

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	105

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$4,880	$3,982	$3,090	$1,845	$782
Investments in affiliates, at value	1,803,358	1,458,350	1,106,070	616,254	239,389
Cash	30	24	19	16	8
Receivables:
Investment securities sold	9,532	6,169	3,743	1,754	—
Fund shares sold	3,647	3,369	2,359	2,147	222
Interest from non-affiliates	3	2	2	1	—
Dividends from affiliates	1	1	1	1	—(a)
Due from adviser	36	7	7	14	23
Total Assets	1,821,487	1,471,904	1,115,291	622,032	240,424
LIABILITIES:
Payables:
Investment securities purchased	—	—	—	—	1,074
Fund shares redeemed	763	2,232	805	1,281	398
Variation margin on futures contracts	49	39	30	17	33
Accrued liabilities:
Administration fees	74	55	38	15	—
Distribution fees	6	4	2	1	1
Service fees	16	12	10	5	2
Custodian and accounting fees	11	9	7	4	4
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	—	—	—(a)
Other	78	74	69	67	42
Total Liabilities	997	2,425	961	1,390	1,554
Net Assets	$1,820,490	$1,469,479	$1,114,330	$620,642	$238,870

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$1,795,628	$1,441,310	$1,086,387	$608,636	$249,351
Total distributable earnings (loss)	24,862	28,169	27,943	12,006	(10,481)
Total Net Assets:	$1,820,490	$1,469,479	$1,114,330	$620,642	$238,870
Net Assets:
Class I	$5,656	$7,763	$2,505	$2,092	$9,233
Class R2	29	16	24	21	27
Class R3	29,263	18,610	10,840	2,989	2,066
Class R4	32,393	24,219	24,896	13,033	1,980
Class R5	24,949	20,491	16,656	13,728	3,030
Class R6	1,728,200	1,398,380	1,059,409	588,779	222,534
Total	$1,820,490	$1,469,479	$1,114,330	$620,642	$238,870
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	232	309	100	84	477
Class R2	1	1	1	1	1
Class R3	1,203	745	435	121	107
Class R4	1,327	966	996	525	102
Class R5	1,021	816	665	552	157
Class R6	70,696	55,627	42,279	23,663	11,486
Net Asset Value (a):
Class I — Offering and redemption price per share	$24.42	$25.07	$25.03	$24.84	$19.37
Class R2 — Offering and redemption price per share	24.40	25.06	24.99	24.81	19.32
Class R3 — Offering and redemption price per share	24.32	24.98	24.94	24.73	19.29
Class R4 — Offering and redemption price per share	24.41	25.07	25.01	24.81	19.38
Class R5 — Offering and redemption price per share	24.44	25.10	25.03	24.85	19.35
Class R6 — Offering and redemption price per share	24.45	25.14	25.06	24.88	19.37
Cost of investments in non-affiliates	$4,939	$4,030	$3,127	$1,867	$791
Cost of investments in affiliates	1,775,187	1,431,672	1,077,250	602,895	249,617

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	107

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,998	$118	$5,800
Dividend income from non-affiliates	525	34	938
Dividend income from affiliates	12,578	529	23,140
Total investment income	16,101	681	29,878
EXPENSES:
Investment advisory fees	1,036	45	1,918
Administration fees	518	23	959
Distribution fees:
Class A (a)	—	—(b)	—
Class R2	—(b)	—(b)	—(b)
Class R3	19	—(b)	78
Service fees:
Class A (a)	—	—(b)	—
Class I	12	74	21
Class R2	—(b)	—(b)	—(b)
Class R3	19	—(b)	78
Class R4	35	—(b)	41
Class R5	18	—(b)	25
Custodian and accounting fees	44	37	59
Interest expense to affiliates	—(b)	—(b)	—
Professional fees	47	42	52
Trustees’ and Chief Compliance Officer’s fees	27	25	29
Printing and mailing costs	39	6	48
Registration and filing fees	62	76	92
Transfer agency fees (See Note 2.I)	10	—(b)	14
Other	29	12	47
Total expenses	1,915	340	3,461
Less fees waived	(1,229)	(69)	(2,222)
Less expense reimbursements	(381)	(189)	(614)
Net expenses	305	82	625
Net investment income (loss)	15,796	599	29,253

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)	JPMorgan SmartRetirement® Blend 2020 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(2,017)	$(75)	$(4,960)
Investments in affiliates	(8,198)	(75)	(11,055)
Futures contracts	(3,752)	(282)	(6,737)
Foreign currency transactions	(25)	(4)	(59)
Net realized gain (loss)	(13,992)	(436)	(22,811)
Distribution of capital gains received from investment company affiliates	1,601	60	3,001
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(20,126)	(1,162)	(36,168)
Investments in affiliates	(62,800)	(2,831)	(117,608)
Futures contracts	441	51	901
Foreign currency translations	10	2	26
Change in net unrealized appreciation/depreciation	(82,475)	(3,940)	(152,849)
Net realized/unrealized gains (losses)	(94,866)	(4,316)	(172,659)
Change in net assets resulting from operations	$(79,070)	$(3,717)	$(143,406)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	109

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,433	$7,963	$1,686
Dividend income from non-affiliates	3	—	4
Dividend income from affiliates	41,689	49,947	54,175
Total investment income	50,125	57,910	55,865
EXPENSES:
Investment advisory fees	3,201	3,744	3,472
Administration fees	1,601	1,872	1,736
Distribution fees:
Class R2	6	1	1
Class R3	106	144	96
Service fees:
Class I	51	55	27
Class R2	3	—(a)	1
Class R3	106	144	96
Class R4	81	107	103
Class R5	56	64	48
Custodian and accounting fees	85	97	88
Interest expense to affiliates	—	—(a)	—(a)
Professional fees	58	61	60
Trustees’ and Chief Compliance Officer’s fees	31	32	32
Printing and mailing costs	63	71	79
Registration and filing fees	74	104	72
Transfer agency fees (See Note 2.I)	23	25	23
Other	66	78	73
Total expenses	5,611	6,599	6,007
Less fees waived	(3,645)	(4,258)	(3,949)
Less expense reimbursements	(573)	(193)	(696)
Net expenses	1,393	2,148	1,362
Net investment income (loss)	48,732	55,762	54,503

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(10,186)	$(8,863)	$(1,732)
Investments in affiliates	(18,118)	(15,142)	(14,422)
Futures contracts	(13,607)	(15,522)	(8,623)
Foreign currency transactions	(71)	(79)	(35)
Net realized gain (loss)	(41,982)	(39,606)	(24,812)
Distribution of capital gains received from investment company affiliates	8,842	12,796	16,196
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(43,908)	(42,737)	(9,466)
Investments in affiliates	(246,425)	(334,412)	(372,115)
Futures contracts	(449)	(513)	(312)
Foreign currency translations	34	36	29
Change in net unrealized appreciation/depreciation	(290,748)	(377,626)	(381,864)
Net realized/unrealized gains (losses)	(323,888)	(404,436)	(390,480)
Change in net assets resulting from operations	$(275,156)	$(348,674)	$(335,977)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	111

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$15	$12	$7	$3
Dividend income from non-affiliates	—	—	—	—	—
Dividend income from affiliates	49,477	39,242	30,024	16,276	5,403
Total investment income	49,498	39,257	30,036	16,283	5,406
EXPENSES:
Investment advisory fees	3,115	2,498	1,914	1,035	335
Administration fees	1,558	1,249	957	518	167
Distribution fees:
Class R2	—(a)	—(a)	—(a)	—(a)	—(a)
Class R3	92	56	34	12	6
Service fees:
Class I	19	25	9	7	4
Class R2	—(a)	—(a)	—(a)	—(a)	—
Class R3	92	56	34	12	6
Class R4	87	63	68	34	3
Class R5	41	32	28	21	6
Custodian and accounting fees	64	53	41	26	25
Interest expense to affiliates	—	—	—	—(a)	—
Professional fees	59	55	52	47	44
Trustees’ and Chief Compliance Officer’s fees	31	30	29	27	26
Printing and mailing costs	80	80	78	67	48
Registration and filing fees	88	94	84	68	88
Transfer agency fees (See Note 2.I)	30	19	16	12	8
Other	72	66	60	41	23
Total expenses	5,428	4,376	3,404	1,927	789
Less fees waived	(3,552)	(2,872)	(2,219)	(1,235)	(462)
Less expense reimbursements	(414)	(31)	(45)	(77)	(127)
Net expenses	1,462	1,473	1,140	615	200
Net investment income (loss)	48,036	37,784	28,896	15,668	5,206

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

112	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(31)	$(21)	$(18)	$(8)	$(1)
Investments in affiliates	(7,356)	(4,546)	(3,947)	(2,824)	(1,076)
Futures contracts	(7,011)	(5,678)	(4,256)	(2,582)	(931)
Foreign currency transactions	(86)	(84)	(50)	(24)	(13)
Net realized gain (loss)	(14,484)	(10,329)	(8,271)	(5,438)	(2,021)
Distribution of capital gains received from investment company affiliates	15,564	13,355	10,192	5,480	1,731
Change in net unrealized appreciation/ depreciation on:
Investments in non-affiliates	(61)	(49)	(38)	(22)	(10)
Investments in affiliates	(357,041)	(296,149)	(224,419)	(122,167)	(43,445)
Futures contracts	(389)	(300)	(239)	(131)	(40)
Foreign currency translations	35	25	27	9	4
Change in net unrealized appreciation/ depreciation	(357,456)	(296,473)	(224,669)	(122,311)	(43,491)
Net realized/unrealized gains (losses)	(356,376)	(293,447)	(222,748)	(122,269)	(43,781)
Change in net assets resulting from operations	$(308,340)	$(255,663)	$(193,852)	$(106,601)	$(38,575)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,796	$13,421	$599	$529
Net realized gain (loss)	(13,992)	29,645	(436)	1,618
Distributions of capital gains received from investment company non-affiliates	—	—(a)	—	—
Distributions of capital gains received from investment company affiliates	1,601	1,062	60	48
Change in net unrealized appreciation/depreciation	(82,475)	44,178	(3,940)	2,028
Change in net assets resulting from operations	(79,070)	88,306	(3,717)	4,223
DISTRIBUTIONS TO SHAREHOLDERS:
Class A (b)	—	—	—	—(a)
Class I	(213)	(252)	(1,739)	(598)
Class R2	(1)	(3)	(1)	—(a)
Class R3	(292)	(310)	(1)	—(a)
Class R4	(584)	(136)	(2)	—(a)
Class R5	(711)	(978)	(2)	(1)
Class R6	(27,374)	(28,226)	(2)	(1)
Total distributions to shareholders	(29,175)	(29,905)	(1,747)	(600)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(79,665)	214,256	1,133	(1,047)
NET ASSETS:
Change in net assets	(187,910)	272,657	(4,331)	2,576
Beginning of period	763,409	490,752	30,935	28,359
End of period	$575,499	$763,409	$26,604	$30,935

(a)
Amount rounds to less than one thousand.
(b)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
SEE NOTES TO FINANCIAL STATEMENTS.

114	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,253	$26,059	$48,732	$36,493
Net realized gain (loss)	(22,811)	66,720	(41,982)	87,915
Distributions of capital gains received from investment company non-affiliates	—	—	—	—(a)
Distributions of capital gains received from investment company affiliates	3,001	2,065	8,842	2,574
Change in net unrealized appreciation/depreciation	(152,849)	84,000	(290,748)	206,719
Change in net assets resulting from operations	(143,406)	178,844	(275,156)	333,701
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(494)	(472)	(961)	(730)
Class R2	(1)	(1)	(50)	(38)
Class R3	(1,620)	(1,461)	(1,861)	(1,398)
Class R4	(808)	(205)	(1,404)	(421)
Class R5	(1,066)	(1,518)	(2,382)	(2,572)
Class R6	(60,467)	(53,497)	(89,042)	(66,778)
Total distributions to shareholders	(64,456)	(57,154)	(95,700)	(71,937)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(213,795)	390,974	(88,072)	745,936
NET ASSETS:
Change in net assets	(421,657)	512,664	(458,928)	1,007,700
Beginning of period	1,460,559	947,895	2,294,915	1,287,215
End of period	$1,038,902	$1,460,559	$1,835,987	$2,294,915

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,762	$40,044	$54,503	$37,663
Net realized gain (loss)	(39,606)	97,300	(24,812)	72,229
Distributions of capital gains received from investment company non-affiliates	—	—(a)	—	—(a)
Distributions of capital gains received from investment company affiliates	12,796	2,294	16,196	5,947
Change in net unrealized appreciation/depreciation	(377,626)	312,048	(381,864)	330,172
Change in net assets resulting from operations	(348,674)	451,686	(335,977)	446,011
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(1,070)	(546)	(630)	(247)
Class R2	(2)	(7)	(2)	(7)
Class R3	(2,610)	(1,503)	(1,754)	(576)
Class R4	(1,870)	(452)	(1,968)	(331)
Class R5	(2,709)	(2,526)	(2,122)	(1,283)
Class R6	(105,089)	(59,270)	(106,172)	(38,622)
Total distributions to shareholders	(113,350)	(64,304)	(112,648)	(41,066)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,518	789,602	119,295	839,917
NET ASSETS:
Change in net assets	(438,506)	1,176,984	(329,330)	1,244,862
Beginning of period	2,631,737	1,454,753	2,391,519	1,146,657
End of period	$2,193,231	$2,631,737	$2,062,189	$2,391,519

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

116	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,036	$33,435	$37,784	$24,816
Net realized gain (loss)	(14,484)	74,276	(10,329)	54,023
Distributions of capital gains received from investment company affiliates	15,564	3,163	13,355	1,012
Change in net unrealized appreciation/depreciation	(357,456)	345,309	(296,473)	293,483
Change in net assets resulting from operations	(308,340)	456,183	(255,663)	373,334
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(391)	(123)	(499)	(135)
Class R2	(1)	(1)	(1)	—(a)
Class R3	(1,734)	(513)	(982)	(265)
Class R4	(1,678)	(275)	(1,124)	(186)
Class R5	(2,066)	(904)	(1,324)	(720)
Class R6	(98,043)	(32,156)	(72,548)	(23,591)
Total distributions to shareholders	(103,913)	(33,972)	(76,478)	(24,897)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,158	620,604	117,047	544,305
NET ASSETS:
Change in net assets	(320,095)	1,042,815	(215,094)	892,742
Beginning of period	2,140,585	1,097,770	1,684,573	791,831
End of period	$1,820,490	$2,140,585	$1,469,479	$1,684,573

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,896	$19,325	$15,668	$10,250
Net realized gain (loss)	(8,271)	45,290	(5,438)	23,433
Distributions of capital gains received from investment company affiliates	10,192	796	5,480	420
Change in net unrealized appreciation/depreciation	(224,669)	230,330	(122,311)	124,709
Change in net assets resulting from operations	(193,852)	295,741	(106,601)	158,812
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(196)	(64)	(140)	(41)
Class R2	—	(1)	(1)	(1)
Class R3	(571)	(182)	(189)	(71)
Class R4	(1,234)	(203)	(623)	(108)
Class R5	(1,248)	(616)	(959)	(437)
Class R6	(56,530)	(18,379)	(30,829)	(9,496)
Total distributions to shareholders	(59,779)	(19,445)	(32,741)	(10,154)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,794	374,613	72,188	185,399
NET ASSETS:
Change in net assets	(181,837)	650,909	(67,154)	334,057
Beginning of period	1,296,167	645,258	687,796	353,739
End of period	$1,114,330	$1,296,167	$620,642	$687,796
SEE NOTES TO FINANCIAL STATEMENTS.

118	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,206	$2,644
Net realized gain (loss)	(2,021)	4,913
Distributions of capital gains received from investment company non-affiliates	—	—(a)
Distributions of capital gains received from investment company affiliates	1,731	102
Change in net unrealized appreciation/depreciation	(43,491)	31,775
Change in net assets resulting from operations	(38,575)	39,434
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(25)	(6)
Class R2	(1)	—(a)
Class R3	(80)	(26)
Class R4	(28)	(4)
Class R5	(257)	(98)
Class R6	(8,311)	(2,530)
Total distributions to shareholders	(8,702)	(2,664)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	88,962	83,806
NET ASSETS:
Change in net assets	41,685	120,576
Beginning of period	197,185	76,609
End of period	$238,870	$197,185

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$—	$—	$1	$—(b)
Cost of shares redeemed	—	—	(28)	—
Change in net assets resulting from Class A capital transactions	—	—	(27)	—(b)
Class I
Proceeds from shares issued	539	692	—	—(b)
Distributions reinvested	212	252	1,740	598
Cost of shares redeemed	(2,739)	(1,043)	(1,622)	(1,647)
Change in net assets resulting from Class I capital transactions	(1,988)	(99)	118	(1,049)
Class R2
Proceeds from shares issued	—	3	—	—
Distributions reinvested	1	2	1	—(b)
Cost of shares redeemed	(37)	(4)	—	—
Change in net assets resulting from Class R2 capital transactions	(36)	1	1	—(b)
Class R3
Proceeds from shares issued	251	2,463	—	—
Distributions reinvested	287	303	1	—(b)
Cost of shares redeemed	(2,820)	(1,170)	—	—
Change in net assets resulting from Class R3 capital transactions	(2,282)	1,596	1	—(b)
Class R4
Proceeds from shares issued	5,517	12,628	—	—
Distributions reinvested	583	136	2	—(b)
Cost of shares redeemed	(3,553)	(1,059)	—	—
Change in net assets resulting from Class R4 capital transactions	2,547	11,705	2	—(b)
Class R5
Proceeds from shares issued	3,137	8,198	—	—
Distributions reinvested	711	968	2	1
Cost of shares redeemed	(8,742)	(15,498)	—	—
Change in net assets resulting from Class R5 capital transactions	(4,894)	(6,332)	2	1
Class R6
Proceeds from shares issued	107,335	401,432	1,763	—
Distributions reinvested	27,051	27,914	2	1
Cost of shares redeemed	(207,398)	(221,961)	(729)	—
Change in net assets resulting from Class R6 capital transactions	(73,012)	207,385	1,036	1
Total change in net assets resulting from capital transactions	$(79,665)	$214,256	$1,133	$(1,047)

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A (a)
Issued	—	—	—	—(b)
Reinvested	—	—	—	—(b)
Redeemed	—	—	(2)	—
Change in Class A Shares	—	—	(2)	—(b)
Class I
Issued	28	36	—	—(b)
Reinvested	11	14	108	37
Redeemed	(144)	(55)	(104)	(104)
Change in Class I Shares	(105)	(5)	4	(67)
Class R2
Reinvested	—	—(b)	—	—(b)
Redeemed	(2)	—(b)	—	—
Change in Class R2 Shares	(2)	—(b)	—	—(b)
Class R3
Issued	13	132	—	—
Reinvested	15	16	1	—(b)
Redeemed	(146)	(62)	—	—
Change in Class R3 Shares	(118)	86	1	—(b)
Class R4
Issued	294	645	—	—
Reinvested	31	7	—	1
Redeemed	(189)	(56)	—	—
Change in Class R4 Shares	136	596	—	1
Class R5
Issued	168	433	—	—
Reinvested	38	51	—	—(b)
Redeemed	(458)	(821)	—	—
Change in Class R5 Shares	(252)	(337)	—	—(b)
Class R6
Issued	5,859	21,269	112	—
Reinvested	1,415	1,478	—	—(b)
Redeemed	(11,100)	(11,714)	(45)	—
Change in Class R6 Shares	(3,826)	11,033	67	—(b)

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 fund)
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$602	$990	$1,623	$2,158
Distributions reinvested	493	472	961	730
Cost of shares redeemed	(4,973)	(4,542)	(9,133)	(2,779)
Change in net assets resulting from Class I capital transactions	(3,878)	(3,080)	(6,549)	109
Class R2
Proceeds from shares issued	—	—(a)	88	203
Distributions reinvested	1	1	50	38
Cost of shares redeemed	(10)	—	(37)	(174)
Change in net assets resulting from Class R2 capital transactions	(9)	1	101	67
Class R3
Proceeds from shares issued	3,694	7,508	10,880	11,813
Distributions reinvested	1,593	1,450	1,817	1,378
Cost of shares redeemed	(17,191)	(10,916)	(23,859)	(7,048)
Change in net assets resulting from Class R3 capital transactions	(11,904)	(1,958)	(11,162)	6,143
Class R4
Proceeds from shares issued	4,170	14,218	7,878	27,781
Distributions reinvested	808	205	1,404	421
Cost of shares redeemed	(3,519)	(3,570)	(5,174)	(4,431)
Change in net assets resulting from Class R4 capital transactions	1,459	10,853	4,108	23,771
Class R5
Proceeds from shares issued	10,835	14,568	16,540	24,792
Distributions reinvested	1,066	1,517	2,382	2,572
Cost of shares redeemed	(23,822)	(27,456)	(39,118)	(44,829)
Change in net assets resulting from Class R5 capital transactions	(11,921)	(11,371)	(20,196)	(17,465)
Class R6
Proceeds from shares issued	196,568	801,256	422,533	1,192,857
Distributions reinvested	59,792	52,884	87,911	65,910
Cost of shares redeemed	(443,902)	(457,611)	(564,818)	(525,456)
Change in net assets resulting from Class R6 capital transactions	(187,542)	396,529	(54,374)	733,311
Total change in net assets resulting from capital transactions	$(213,795)	$390,974	$(88,072)	$745,936
SHARE TRANSACTIONS:
Class I
Issued	28	46	70	93
Reinvested	24	22	40	31
Redeemed	(242)	(213)	(419)	(120)
Change in Class I Shares	(190)	(145)	(309)	4

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	—	—	5	8
Reinvested	—	—(a)	2	2
Redeemed	—	—	(2)	(7)
Change in Class R2 Shares	—	—(a)	5	3
Class R3
Issued	178	363	455	520
Reinvested	75	68	76	60
Redeemed	(827)	(520)	(1,012)	(307)
Change in Class R3 Shares	(574)	(89)	(481)	273
Class R4
Issued	200	647	335	1,148
Reinvested	38	10	58	18
Redeemed	(170)	(175)	(217)	(198)
Change in Class R4 Shares	68	482	176	968
Class R5
Issued	526	693	712	1,051
Reinvested	50	72	98	111
Redeemed	(1,122)	(1,307)	(1,638)	(1,943)
Change in Class R5 Shares	(546)	(542)	(828)	(781)
Class R6
Issued	9,634	37,758	18,571	51,528
Reinvested	2,799	2,489	3,652	2,830
Redeemed	(21,159)	(21,456)	(24,164)	(22,582)
Change in Class R6 Shares	(8,726)	18,791	(1,941)	31,776

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,602	$4,467	$1,289	$1,980
Distributions reinvested	1,068	544	627	223
Cost of shares redeemed	(10,615)	(549)	(7,114)	(3,492)
Change in net assets resulting from Class I capital transactions	(7,945)	4,462	(5,198)	(1,289)
Class R2
Proceeds from shares issued	137	318	109	600
Distributions reinvested	2	6	1	7
Cost of shares redeemed	(24)	(362)	(783)	(84)
Change in net assets resulting from Class R2 capital transactions	115	(38)	(673)	523
Class R3
Proceeds from shares issued	9,267	14,213	6,946	9,201
Distributions reinvested	2,490	1,411	1,643	537
Cost of shares redeemed	(22,084)	(11,955)	(9,556)	(4,953)
Change in net assets resulting from Class R3 capital transactions	(10,327)	3,669	(967)	4,785
Class R4
Proceeds from shares issued	9,816	35,809	9,934	31,914
Distributions reinvested	1,870	452	1,968	331
Cost of shares redeemed	(6,303)	(5,367)	(3,107)	(6,432)
Change in net assets resulting from Class R4 capital transactions	5,383	30,894	8,795	25,813
Class R5
Proceeds from shares issued	17,111	23,882	16,716	15,680
Distributions reinvested	2,709	2,526	2,118	1,281
Cost of shares redeemed	(53,272)	(41,017)	(44,165)	(25,076)
Change in net assets resulting from Class R5 capital transactions	(33,452)	(14,609)	(25,331)	(8,115)
Class R6
Proceeds from shares issued	538,704	1,282,006	523,087	1,228,224
Distributions reinvested	104,184	58,764	104,483	38,048
Cost of shares redeemed	(573,144)	(575,546)	(484,901)	(448,072)
Change in net assets resulting from Class R6 capital transactions	69,744	765,224	142,669	818,200
Total change in net assets resulting from capital transactions	$23,518	$789,602	$119,295	$839,917
SHARE TRANSACTIONS:
Class I
Issued	64	174	47	73
Reinvested	40	22	22	9
Redeemed	(443)	(22)	(258)	(127)
Change in Class I Shares	(339)	174	(189)	(45)
SEE NOTES TO FINANCIAL STATEMENTS.

124	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	6	14	4	25
Reinvested	—(a)	—(a)	—(a)	—(a)
Redeemed	(1)	(14)	(26)	(3)
Change in Class R2 Shares	5	—(a)	(22)	22
Class R3
Issued	360	588	254	358
Reinvested	95	57	57	20
Redeemed	(855)	(474)	(339)	(190)
Change in Class R3 Shares	(400)	171	(28)	188
Class R4
Issued	385	1,366	356	1,116
Reinvested	71	18	69	12
Redeemed	(243)	(231)	(111)	(264)
Change in Class R4 Shares	213	1,153	314	864
Class R5
Issued	676	957	604	594
Reinvested	103	101	74	48
Redeemed	(2,051)	(1,635)	(1,538)	(961)
Change in Class R5 Shares	(1,272)	(577)	(860)	(319)
Class R6
Issued	21,696	51,696	19,456	46,557
Reinvested	3,953	2,345	3,644	1,408
Redeemed	(22,361)	(22,979)	(17,461)	(16,752)
Change in Class R6 Shares	3,288	31,062	5,639	31,213

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,053	$1,326	$1,289	$2,623
Distributions reinvested	382	121	384	115
Cost of shares redeemed	(3,029)	(812)	(2,990)	(576)
Change in net assets resulting from Class I capital transactions	(1,594)	635	(1,317)	2,162
Class R2
Proceeds from shares issued	12	72	—	15
Distributions reinvested	1	1	1	—(a)
Cost of shares redeemed	(17)	(90)	(17)	(19)
Change in net assets resulting from Class R2 capital transactions	(4)	(17)	(16)	(4)
Class R3
Proceeds from shares issued	4,614	11,027	4,125	6,396
Distributions reinvested	1,585	470	895	237
Cost of shares redeemed	(12,091)	(3,745)	(5,451)	(3,250)
Change in net assets resulting from Class R3 capital transactions	(5,892)	7,752	(431)	3,383
Class R4
Proceeds from shares issued	8,428	27,596	9,998	18,578
Distributions reinvested	1,678	275	1,124	186
Cost of shares redeemed	(4,567)	(5,100)	(4,774)	(4,274)
Change in net assets resulting from Class R4 capital transactions	5,539	22,771	6,348	14,490
Class R5
Proceeds from shares issued	10,224	15,227	10,737	10,224
Distributions reinvested	2,066	904	1,311	720
Cost of shares redeemed	(35,674)	(21,996)	(29,440)	(21,719)
Change in net assets resulting from Class R5 capital transactions	(23,384)	(5,865)	(17,392)	(10,775)
Class R6
Proceeds from shares issued	479,772	1,045,299	404,711	859,668
Distributions reinvested	97,186	31,917	71,514	23,274
Cost of shares redeemed	(459,465)	(481,888)	(346,370)	(347,893)
Change in net assets resulting from Class R6 capital transactions	117,493	595,328	129,855	535,049
Total change in net assets resulting from capital transactions	$92,158	$620,604	$117,047	$544,305
SHARE TRANSACTIONS:
Class I
Issued	37	47	41	90
Reinvested	13	4	12	4
Redeemed	(103)	(30)	(99)	(21)
Change in Class I Shares	(53)	21	(46)	73

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

126	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	1	2	1	1
Reinvested	—	—(a)	—	—(a)
Redeemed	(1)	(3)	(1)	(1)
Change in Class R2 Shares	—	(1)	—	—(a)
Class R3
Issued	159	426	138	234
Reinvested	53	17	29	9
Redeemed	(403)	(141)	(179)	(116)
Change in Class R3 Shares	(191)	302	(12)	127
Class R4
Issued	292	924	337	607
Reinvested	56	10	36	6
Redeemed	(157)	(208)	(160)	(169)
Change in Class R4 Shares	191	726	213	444
Class R5
Issued	353	552	359	371
Reinvested	69	33	42	26
Redeemed	(1,194)	(813)	(956)	(783)
Change in Class R5 Shares	(772)	(228)	(555)	(386)
Class R6
Issued	16,987	38,396	13,868	31,133
Reinvested	3,236	1,141	2,300	816
Redeemed	(15,767)	(17,410)	(11,575)	(12,368)
Change in Class R6 Shares	4,456	22,127	4,593	19,581

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$726	$1,063	$589	$1,009
Distributions reinvested	195	64	140	41
Cost of shares redeemed	(2,379)	(851)	(1,236)	(442)
Change in net assets resulting from Class I capital transactions	(1,458)	276	(507)	608
Class R2
Proceeds from shares issued	8	101	7	145
Distributions reinvested	1	1	1	1
Cost of shares redeemed	(27)	(115)	(20)	(183)
Change in net assets resulting from Class R2 capital transactions	(18)	(13)	(12)	(37)
Class R3
Proceeds from shares issued	3,498	5,350	1,575	4,017
Distributions reinvested	466	149	146	56
Cost of shares redeemed	(6,151)	(2,252)	(4,432)	(1,634)
Change in net assets resulting from Class R3 capital transactions	(2,187)	3,247	(2,711)	2,439
Class R4
Proceeds from shares issued	7,159	20,543	5,511	9,595
Distributions reinvested	1,234	203	623	108
Cost of shares redeemed	(3,923)	(2,806)	(3,094)	(1,500)
Change in net assets resulting from Class R4 capital transactions	4,470	17,940	3,040	8,203
Class R5
Proceeds from shares issued	7,906	9,503	6,464	8,577
Distributions reinvested	1,248	615	959	436
Cost of shares redeemed	(26,400)	(14,398)	(18,377)	(11,806)
Change in net assets resulting from Class R5 capital transactions	(17,246)	(4,280)	(10,954)	(2,793)
Class R6
Proceeds from shares issued	340,655	640,331	234,325	353,892
Distributions reinvested	55,923	18,185	30,328	9,334
Cost of shares redeemed	(308,345)	(301,073)	(181,321)	(186,247)
Change in net assets resulting from Class R6 capital transactions	88,233	357,443	83,332	176,979
Total change in net assets resulting from capital transactions	$71,794	$374,613	$72,188	$185,399
SHARE TRANSACTIONS:
Class I
Issued	23	39	20	37
Reinvested	7	2	5	1
Redeemed	(79)	(31)	(42)	(16)
Change in Class I Shares	(49)	10	(17)	22
SEE NOTES TO FINANCIAL STATEMENTS.

128	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	1	4	1	5
Reinvested	—	—(a)	—	—(a)
Redeemed	(1)	(4)	(1)	(6)
Change in Class R2 Shares	—	—(a)	—	(1)
Class R3
Issued	118	207	54	154
Reinvested	16	5	4	2
Redeemed	(200)	(81)	(144)	(58)
Change in Class R3 Shares	(66)	131	(86)	98
Class R4
Issued	240	671	187	318
Reinvested	40	7	20	4
Redeemed	(131)	(110)	(104)	(57)
Change in Class R4 Shares	149	568	103	265
Class R5
Issued	263	347	216	314
Reinvested	40	22	32	16
Redeemed	(858)	(520)	(601)	(435)
Change in Class R5 Shares	(555)	(151)	(353)	(105)
Class R6
Issued	11,646	23,221	8,065	12,900
Reinvested	1,802	641	985	331
Redeemed	(10,280)	(10,702)	(6,110)	(6,683)
Change in Class R6 Shares	3,168	13,160	2,940	6,548

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$9,420	$252
Distributions reinvested	24	6
Cost of shares redeemed	(301)	(72)
Change in net assets resulting from Class I capital transactions	9,143	186
Class R2
Proceeds from shares issued	10	8
Distributions reinvested	1	—(a)
Cost of shares redeemed	(16)	(9)
Change in net assets resulting from Class R2 capital transactions	(5)	(1)
Class R3
Proceeds from shares issued	1,083	1,541
Distributions reinvested	80	26
Cost of shares redeemed	(1,243)	(725)
Change in net assets resulting from Class R3 capital transactions	(80)	842
Class R4
Proceeds from shares issued	2,290	238
Distributions reinvested	28	4
Cost of shares redeemed	(282)	(224)
Change in net assets resulting from Class R4 capital transactions	2,036	18
Class R5
Proceeds from shares issued	2,708	3,590
Distributions reinvested	257	98
Cost of shares redeemed	(6,399)	(1,830)
Change in net assets resulting from Class R5 capital transactions	(3,434)	1,858
Class R6
Proceeds from shares issued	132,073	132,210
Distributions reinvested	8,224	2,501
Cost of shares redeemed	(58,995)	(53,808)
Change in net assets resulting from Class R6 capital transactions	81,302	80,903
Total change in net assets resulting from capital transactions	$88,962	$83,806
SHARE TRANSACTIONS:
Class I
Issued	466	12
Reinvested	1	—(a)
Redeemed	(13)	(3)
Change in Class I Shares	454	9

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

130	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R2
Issued	—	—(a)
Reinvested	—	—(a)
Redeemed	(1)	—(a)
Change in Class R2 Shares	(1)	—(a)
Class R3
Issued	47	71
Reinvested	4	1
Redeemed	(53)	(32)
Change in Class R3 Shares	(2)	40
Class R4
Issued	99	12
Reinvested	1	—(a)
Redeemed	(12)	(12)
Change in Class R4 Shares	88	—(a)
Class R5
Issued	120	169
Reinvested	10	5
Redeemed	(275)	(87)
Change in Class R5 Shares	(145)	87
Class R6
Issued	5,858	6,189
Reinvested	344	114
Redeemed	(2,568)	(2,488)
Change in Class R6 Shares	3,634	3,815

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	131

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Year Ended June 30, 2022	$19.48	$0.38	$(2.66)	$(2.28)	$(0.23)	$(0.55)	$(0.78)
Year Ended June 30, 2021	17.65	0.33	2.28	2.61	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45	0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42	0.29	0.71	(0.43)	—	(0.43)
Class R2
Year Ended June 30, 2022	19.47	0.26	(2.64)	(2.38)	(0.13)	(0.55)	(0.68)
Year Ended June 30, 2021	17.64	0.24	2.28	2.52	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	17.51	0.34	0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39	0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34	0.28	0.62	(0.34)	—	(0.34)
Class R3
Year Ended June 30, 2022	19.47	0.34	(2.67)	(2.33)	(0.20)	(0.55)	(0.75)
Year Ended June 30, 2021	17.64	0.28	2.28	2.56	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	17.52	0.35	0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43	0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31	0.35	0.66	(0.36)	—	(0.36)
Class R4
Year Ended June 30, 2022	19.48	0.39	(2.68)	(2.29)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.47	2.15	2.62	(0.35)	(0.44)	(0.79)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49	0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46	0.25	0.71	(0.43)	—	(0.43)
Class R5
Year Ended June 30, 2022	19.48	0.41	(2.68)	(2.27)	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2021	17.64	0.35	2.30	2.65	(0.37)	(0.44)	(0.81)
Year Ended June 30, 2020	17.51	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50	0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50	0.23	0.73	(0.46)	—	(0.46)
Class R6
Year Ended June 30, 2022	19.49	0.43	(2.68)	(2.25)	(0.25)	(0.55)	(0.80)
Year Ended June 30, 2021	17.65	0.39	2.28	2.67	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2020	17.52	0.47	0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52	0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48	0.27	0.75	(0.47)	—	(0.47)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

132	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$16.42	(12.25)%	$3,519	0.27%	2.05%	0.50%	54%
19.48	14.98	6,243	0.27	1.75	0.56	116
17.65	3.19	5,745	0.28	2.41	0.66	66
17.52	5.67	7,450	0.27	2.62	0.65	57
17.53	4.09	13,663	0.28	2.37	0.70	51

16.41	(12.71)	17	0.78	1.37	1.03	54
19.47	14.42	56	0.77	1.25	1.06	116
17.64	2.68	49	0.78	1.93	2.67	66
17.51	5.13	48	0.77	2.28	1.16	57
17.53	3.57	46	0.78	1.90	1.47	51

16.39	(12.48)	5,767	0.53	1.79	0.76	54
19.47	14.71	9,146	0.52	1.51	0.79	116
17.64	2.91	6,778	0.53	2.01	0.87	66
17.52	5.38	566	0.52	2.51	0.91	57
17.54	3.81	598	0.52	1.72	0.92	51

16.41	(12.30)	13,606	0.28	2.09	0.51	54
19.48	15.01	13,511	0.27	2.47	0.54	116
17.65	3.18	1,705	0.28	2.40	0.63	66
17.52	5.66	2,290	0.27	2.86	0.65	57
17.52	4.10	4,716	0.28	2.61	0.67	51

16.42	(12.18)	14,108	0.13	2.19	0.36	54
19.48	15.21	21,633	0.12	1.88	0.40	116
17.64	3.35	25,547	0.13	2.56	0.48	66
17.51	5.80	62,732	0.12	2.88	0.50	57
17.53	4.21	83,274	0.13	2.80	0.53	51

16.44	(12.07)	538,482	0.03	2.30	0.26	54
19.49	15.32	712,820	0.02	2.04	0.29	116
17.65	3.46	450,928	0.03	2.69	0.38	66
17.52	5.90	351,885	0.02	3.00	0.40	57
17.54	4.35	284,279	0.03	2.71	0.44	51
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	133

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
Class I
Year Ended June 30, 2022	$16.67	$0.32	$(2.23)	$(1.91)	$(0.32)	$(0.63)	$(0.95)
Year Ended June 30, 2021	14.75	0.28	1.96	2.24	(0.32)	—	(0.32)
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
Class R2
Year Ended June 30, 2022	16.61	0.24	(2.22)	(1.98)	(0.24)	(0.63)	(0.87)
Year Ended June 30, 2021	14.70	0.20	1.95	2.15	(0.24)	—	(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
Class R3
Year Ended June 30, 2022	16.64	0.28	(2.23)	(1.95)	(0.28)	(0.63)	(0.91)
Year Ended June 30, 2021	14.72	0.24	1.95	2.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
Class R4
Year Ended June 30, 2022	16.67	0.32	(2.23)	(1.91)	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2021	14.75	0.28	1.95	2.23	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
Class R5
Year Ended June 30, 2022	16.68	0.34	(2.22)	(1.88)	(0.35)	(0.63)	(0.98)
Year Ended June 30, 2021	14.76	0.30	1.95	2.25	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
Class R6
Year Ended June 30, 2022	16.69	0.37	(2.24)	(1.87)	(0.36)	(0.63)	(0.99)
Year Ended June 30, 2021	14.77	0.32	1.95	2.27	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

134	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$13.81	(12.22)%	$25,557	0.28%	2.00%	1.14%	58%
16.67	15.28	30,778	0.27	1.76	1.26	107
14.75	(2.06)	28,222	0.22	2.46	1.41	125
15.99	5.75	30,411	0.19	2.79	1.44	50
15.87	4.12	30,323	0.19(f)	2.46(f)	1.36(f)	30

13.76	(12.62)	22	0.77	1.51	1.65	58
16.61	14.67	26	0.78	1.25	1.82	107
14.70	(2.68)	22	0.85	1.83	2.08	125
15.94	5.05	23	0.85	2.13	1.97	50
15.83	3.46	21	0.85(f)	1.80(f)	2.00(f)	30

13.78	(12.45)	23	0.53	1.75	1.41	58
16.64	14.98	26	0.53	1.50	2.01	107
14.72	(2.45)	22	0.60	2.08	4.58	125
15.96	5.29	23	0.60	2.38	1.72	50
15.85	3.74	22	0.60(f)	2.05(f)	1.75(f)	30

13.81	(12.21)	23	0.28	2.00	1.15	58
16.67	15.22	26	0.28	1.75	1.54	107
14.75	(2.14)	23	0.35	2.33	3.05	125
15.98	5.60	23	0.35	2.63	1.47	50
15.86	3.96	22	0.35(f)	2.30(f)	1.50(f)	30

13.82	(12.08)	23	0.12	2.16	1.00	58
16.68	15.37	26	0.13	1.90	1.75	107
14.76	(2.00)	23	0.20	2.48	5.06	125
15.99	5.74	23	0.20	2.78	1.32	50
15.87	4.11	22	0.21(f)	2.44(f)	1.36(f)	30

13.83	(11.99)	956	0.02	2.51	0.88	58
16.69	15.47	26	0.04	2.00	1.09	107
14.77	(1.91)	23	0.10	2.58	1.21	125
16.00	5.84	23	0.10	2.88	1.23	50
15.88	4.24	22	0.10(f)	2.55(f)	1.25(f)	30
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Year Ended June 30, 2022	$21.93	$0.43	$(2.98)	$(2.55)	$(0.26)	$(0.80)	$(1.06)
Year Ended June 30, 2021	19.70	0.37	2.71	3.08	(0.38)	(0.47)	(0.85)
Year Ended June 30, 2020	19.53	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50	0.53	1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48	0.53	1.01	(0.47)	—	(0.47)
Class R2
Year Ended June 30, 2022	21.96	0.32	(2.97)	(2.65)	(0.19)	(0.80)	(0.99)
Year Ended June 30, 2021	19.74	0.27	2.70	2.97	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2020	19.52	0.32	0.25	0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46	0.47	0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38	0.54	0.92	(0.38)	—	(0.38)
Class R3
Year Ended June 30, 2022	21.90	0.38	(2.98)	(2.60)	(0.23)	(0.80)	(1.03)
Year Ended June 30, 2021	19.68	0.32	2.70	3.02	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2020	19.51	0.41	0.20	0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58	0.40	0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45	0.52	0.97	(0.43)	—	(0.43)
Class R4
Year Ended June 30, 2022	21.94	0.43	(2.97)	(2.54)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.72	0.45	2.63	3.08	(0.39)	(0.47)	(0.86)
Year Ended June 30, 2020	19.55	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56	0.47	1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53	0.49	1.02	(0.48)	—	(0.48)
Class R5
Year Ended June 30, 2022	21.94	0.46	(2.99)	(2.53)	(0.27)	(0.80)	(1.07)
Year Ended June 30, 2021	19.71	0.40	2.72	3.12	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2020	19.54	0.50	0.19	0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55	0.51	1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58	0.47	1.05	(0.51)	—	(0.51)
Class R6
Year Ended June 30, 2022	21.94	0.48	(2.99)	(2.51)	(0.28)	(0.80)	(1.08)
Year Ended June 30, 2021	19.72	0.44	2.69	3.13	(0.44)	(0.47)	(0.91)
Year Ended June 30, 2020	19.55	0.53	0.18	0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58	0.51	1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54	0.52	1.06	(0.52)	—	(0.52)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

136	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.32	(12.31)%	$5,098	0.28%	2.04%	0.50%	56%
21.93	15.85	10,270	0.27	1.73	0.53	127
19.70	3.43	12,068	0.27	2.38	0.61	58
19.53	5.66	17,098	0.28	2.61	0.62	33
19.63	5.32	26,229	0.30	2.41	0.64	55

18.32	(12.71)	17	0.78	1.50	1.03	56
21.96	15.21	29	0.77	1.25	1.06	127
19.74	2.95	26	0.77	1.64	1.48	58
19.52	5.12	71	0.78	2.40	1.19	33
19.64	4.79	24	0.80	1.90	1.42	55

18.27	(12.53)	21,581	0.53	1.79	0.75	56
21.90	15.53	38,449	0.52	1.50	0.78	127
19.68	3.17	36,312	0.52	2.12	0.86	58
19.51	5.42	30,988	0.52	3.03	0.87	33
19.62	5.07	2,387	0.53	2.23	0.89	55

18.34	(12.25)	15,172	0.28	2.08	0.50	56
21.94	15.80	16,644	0.27	2.14	0.54	127
19.72	3.44	5,461	0.27	2.41	0.61	58
19.55	5.67	4,631	0.28	2.88	0.63	33
19.62	5.32	10,857	0.29	2.66	0.64	55

18.34	(12.19)	18,776	0.13	2.18	0.35	56
21.94	16.01	34,438	0.12	1.88	0.38	127
19.71	3.58	41,625	0.12	2.53	0.46	58
19.54	5.83	182,770	0.13	2.84	0.47	33
19.64	5.49	214,924	0.14	2.95	0.49	55

18.35	(12.10)	978,258	0.03	2.31	0.25	56
21.94	16.07	1,360,729	0.02	2.05	0.27	127
19.72	3.70	852,403	0.02	2.68	0.36	58
19.55	5.99	618,142	0.03	2.99	0.37	33
19.64	5.57	492,601	0.05	2.74	0.39	55
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	137

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Year Ended June 30, 2022	$24.44	$0.47	$(3.61)	$(3.14)	$(0.30)	$(0.74)	$(1.04)
Year Ended June 30, 2021	20.88	0.39	3.98	4.37	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.85	0.45	0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51	0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47	0.78	1.25	(0.48)	—	(0.48)
Class R2
Year Ended June 30, 2022	24.43	0.36	(3.62)	(3.26)	(0.24)	(0.74)	(0.98)
Year Ended June 30, 2021	20.88	0.27	3.97	4.24	(0.28)	(0.41)	(0.69)
Year Ended June 30, 2020	20.84	0.34	0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43	0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43	0.71	1.14	(0.38)	—	(0.38)
Class R3
Year Ended June 30, 2022	24.40	0.41	(3.60)	(3.19)	(0.27)	(0.74)	(1.01)
Year Ended June 30, 2021	20.86	0.33	3.96	4.29	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	20.82	0.38	0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61	0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46	0.73	1.19	(0.44)	—	(0.44)
Class R4
Year Ended June 30, 2022	24.46	0.48	(3.62)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.91	0.48	3.88	4.36	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.87	0.45	0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55	0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53	0.72	1.25	(0.49)	—	(0.49)
Class R5
Year Ended June 30, 2022	24.45	0.51	(3.62)	(3.11)	(0.32)	(0.74)	(1.06)
Year Ended June 30, 2021	20.89	0.41	3.99	4.40	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	20.86	0.48	0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56	0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58	0.71	1.29	(0.52)	—	(0.52)
Class R6
Year Ended June 30, 2022	24.46	0.54	(3.63)	(3.09)	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2021	20.90	0.46	3.96	4.42	(0.45)	(0.41)	(0.86)
Year Ended June 30, 2020	20.86	0.51	0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59	0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56	0.75	1.31	(0.54)	—	(0.54)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

138	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$20.26	(13.48)%	$12,346	0.30%	2.01%	0.50%	50%
24.44	21.19	22,423	0.29	1.67	0.53	107
20.88	2.67	19,084	0.30	2.15	0.61	61
20.85	5.89	18,384	0.29	2.52	0.62	25
20.77	6.27	23,668	0.31	2.27	0.64	57

20.19	(13.95)	1,103	0.80	1.56	1.00	50
24.43	20.54	1,230	0.79	1.18	1.03	107
20.88	2.21	980	0.80	1.64	1.12	61
20.84	5.38	958	0.79	2.10	1.12	25
20.76	5.72	816	0.80	2.02	1.14	57

20.20	(13.70)	29,917	0.55	1.76	0.75	50
24.40	20.82	47,880	0.54	1.43	0.78	107
20.86	2.46	35,243	0.55	1.83	0.86	61
20.82	5.64	23,836	0.54	3.01	0.87	25
20.75	5.94	1,925	0.54	2.20	0.87	57

20.28	(13.47)	30,405	0.30	2.07	0.49	50
24.46	21.14	32,349	0.29	2.07	0.53	107
20.91	2.71	7,401	0.30	2.13	0.61	61
20.87	5.90	7,896	0.29	2.71	0.62	25
20.76	6.23	18,420	0.30	2.54	0.63	57

20.28	(13.37)	43,290	0.15	2.18	0.34	50
24.45	21.35	72,428	0.14	1.79	0.38	107
20.89	2.82	78,200	0.15	2.29	0.46	61
20.86	6.05	196,513	0.14	2.74	0.47	25
20.78	6.45	197,524	0.16	2.76	0.48	57

20.30	(13.28)	1,718,926	0.05	2.31	0.24	50
24.46	21.46	2,118,605	0.04	1.99	0.27	107
20.90	2.98	1,146,307	0.05	2.43	0.36	61
20.86	6.15	865,881	0.04	2.88	0.37	25
20.78	6.54	627,031	0.06	2.67	0.38	57
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Year Ended June 30, 2022	$26.66	$0.50	$(4.14)	$(3.64)	$(0.34)	$(0.82)	$(1.16)
Year Ended June 30, 2021	21.81	0.40	5.12	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.85	0.42	0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50	0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48	1.05	1.53	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	26.76	0.44	(4.22)	(3.78)	(0.26)	(0.82)	(1.08)
Year Ended June 30, 2021	21.87	0.27	5.14	5.41	(0.26)	(0.26)	(0.52)
Year Ended June 30, 2020	21.86	0.07	0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41	0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37	1.05	1.42	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	26.59	0.44	(4.13)	(3.69)	(0.31)	(0.82)	(1.13)
Year Ended June 30, 2021	21.75	0.34	5.10	5.44	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2020	21.81	0.35	0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58	0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50	0.97	1.47	(0.45)	—	(0.45)
Class R4
Year Ended June 30, 2022	26.67	0.51	(4.15)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.82	0.51	5.01	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.88	0.42	0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56	0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53	1.00	1.53	(0.50)	—	(0.50)
Class R5
Year Ended June 30, 2022	26.66	0.54	(4.15)	(3.61)	(0.36)	(0.82)	(1.18)
Year Ended June 30, 2021	21.80	0.42	5.14	5.56	(0.44)	(0.26)	(0.70)
Year Ended June 30, 2020	21.86	0.46	0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55	0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60	0.96	1.56	(0.53)	—	(0.53)
Class R6
Year Ended June 30, 2022	26.67	0.58	(4.15)	(3.57)	(0.38)	(0.82)	(1.20)
Year Ended June 30, 2021	21.81	0.48	5.11	5.59	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2020	21.87	0.48	0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59	0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57	1.01	1.58	(0.55)	—	(0.55)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Calculated based upon average number of units outstanding.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

140	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(d)	Net assets, end of period (000's)	Net expenses(e)(f)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate

$21.86	(14.35)%	$13,080	0.32%	1.95%	0.49%	49%
26.66	25.56	24,992	0.32	1.62	0.52	94
21.81	2.19	16,640	0.34	1.92	0.60	51
21.85	5.76	28,932	0.32	2.35	0.62	17
21.89	7.32	32,534	0.33	2.17	0.64	54

21.90	(14.78)	140	0.82	1.79	1.01	49
26.76	24.95	44	0.82	1.10	1.05	94
21.87	1.64	37	0.83	0.30	1.21	51
21.86	5.24	591	0.82	1.93	1.13	17
21.90	6.78	25	0.83	1.66	1.39	54

21.77	(14.58)	44,192	0.57	1.73	0.74	49
26.59	25.27	64,653	0.57	1.36	0.77	94
21.75	1.89	49,156	0.59	1.62	0.85	51
21.81	5.50	26,950	0.57	2.73	0.87	17
21.87	7.05	5,862	0.57	2.26	0.88	54

21.87	(14.35)	39,828	0.32	2.02	0.49	49
26.67	25.57	42,877	0.32	2.04	0.52	94
21.82	2.14	9,940	0.34	1.93	0.60	51
21.88	5.75	9,072	0.32	2.62	0.62	17
21.88	7.33	26,233	0.33	2.39	0.63	54

21.87	(14.25)	44,084	0.17	2.09	0.34	49
26.66	25.79	87,630	0.17	1.72	0.37	94
21.80	2.29	84,230	0.19	2.11	0.45	51
21.86	5.93	236,899	0.17	2.57	0.47	17
21.90	7.50	251,868	0.18	2.71	0.48	54

21.90	(14.12)	2,051,907	0.07	2.26	0.24	49
26.67	25.90	2,411,541	0.06	1.93	0.27	94
21.81	2.40	1,294,750	0.09	2.22	0.35	51
21.87	6.03	880,234	0.07	2.76	0.37	17
21.91	7.58	593,600	0.08	2.56	0.38	54
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Year Ended June 30, 2022	$28.89	$0.60	$(4.64)	$(4.04)	$(0.42)	$(0.93)	$(1.35)
Year Ended June 30, 2021	22.56	0.45	6.37	6.82	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2020	22.80	0.40	(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48	0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48	1.26	1.74	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	28.90	0.20	(4.42)	(4.22)	(0.05)	(0.93)	(0.98)
Year Ended June 30, 2021	22.58	0.37	6.32	6.69	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2020	22.78	0.22	(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42	0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36	1.27	1.63	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	28.84	0.51	(4.61)	(4.10)	(0.38)	(0.93)	(1.31)
Year Ended June 30, 2021	22.53	0.40	6.34	6.74	(0.41)	(0.02)	(0.43)
Year Ended June 30, 2020	22.77	0.33	(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62	0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44	1.24	1.68	(0.45)	—	(0.45)
Class R4
Year Ended June 30, 2022	28.91	0.59	(4.63)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.59	0.62	6.20	6.82	(0.48)	(0.02)	(0.50)
Year Ended June 30, 2020	22.83	0.41	(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56	0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54	1.20	1.74	(0.50)	—	(0.50)
Class R5
Year Ended June 30, 2022	28.91	0.61	(4.61)	(4.00)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2021	22.58	0.49	6.37	6.86	(0.51)	(0.02)	(0.53)
Year Ended June 30, 2020	22.82	0.46	(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55	0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60	1.18	1.78	(0.54)	—	(0.54)
Class R6
Year Ended June 30, 2022	28.92	0.66	(4.65)	(3.99)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2021	22.58	0.56	6.33	6.89	(0.53)	(0.02)	(0.55)
Year Ended June 30, 2020	22.82	0.48	(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58	0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57	1.23	1.80	(0.56)	—	(0.56)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

142	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$23.50	(14.78)%	$6,629	0.29%	2.12%	0.50%	32%
28.89	30.42	13,615	0.30	1.74	0.53	50
22.56	1.14	11,645	0.36	1.77	0.62	55
22.80	5.73	12,979	0.35	2.16	0.63	16
22.78	8.09	16,393	0.34	2.08	0.65	52

23.70	(15.18)	20	0.79	0.70	1.02	32
28.90	29.78	673	0.79	1.36	1.00	50
22.58	0.62	32	0.86	0.98	1.52	55
22.78	5.20	73	0.85	1.90	1.19	16
22.79	7.55	25	0.85	1.56	1.40	52

23.43	(14.98)	32,276	0.54	1.85	0.74	32
28.84	30.07	40,550	0.55	1.51	0.77	50
22.53	0.89	27,429	0.61	1.49	0.86	55
22.77	5.47	14,104	0.60	2.81	0.88	16
22.77	7.79	808	0.59	1.91	0.88	52

23.52	(14.77)	38,531	0.29	2.15	0.49	32
28.91	30.37	38,286	0.31	2.36	0.53	50
22.59	1.14	10,389	0.36	1.81	0.61	55
22.83	5.74	11,118	0.35	2.52	0.62	16
22.78	8.09	22,824	0.35	2.32	0.64	52

23.54	(14.64)	35,173	0.14	2.20	0.34	32
28.91	30.59	68,066	0.16	1.87	0.38	50
22.58	1.30	60,357	0.21	2.00	0.46	55
22.82	5.89	143,007	0.20	2.45	0.47	16
22.80	8.26	149,445	0.20	2.60	0.49	52

23.55	(14.58)	1,949,560	0.04	2.37	0.24	32
28.92	30.76	2,230,329	0.05	2.11	0.27	50
22.58	1.41	1,036,805	0.11	2.11	0.36	55
22.82	5.99	776,195	0.10	2.61	0.37	16
22.80	8.35	537,095	0.09	2.47	0.39	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Year Ended June 30, 2022	$30.22	$0.60	$(4.96)	$(4.36)	$(0.44)	$(1.00)	$(1.44)
Year Ended June 30, 2021	22.92	0.46	7.29	7.75	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.27	0.38	(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47	0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47	1.48	1.95	(0.51)	—	(0.51)
Class R2
Year Ended June 30, 2022	30.25	0.40	(4.91)	(4.51)	(0.34)	(1.00)	(1.34)
Year Ended June 30, 2021	22.93	0.30	7.31	7.61	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.25	0.14	(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45	0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35	1.48	1.83	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	30.13	0.52	(4.93)	(4.41)	(0.40)	(1.00)	(1.40)
Year Ended June 30, 2021	22.86	0.39	7.27	7.66	(0.39)	—	(0.39)
Year Ended June 30, 2020	23.24	0.29	(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63	0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43	1.46	1.89	(0.45)	—	(0.45)
Class R4
Year Ended June 30, 2022	30.21	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.63	7.12	7.75	(0.46)	—	(0.46)
Year Ended June 30, 2020	23.29	0.38	(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55	0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54	1.41	1.95	(0.51)	—	(0.51)
Class R5
Year Ended June 30, 2022	30.21	0.64	(4.95)	(4.31)	(0.46)	(1.00)	(1.46)
Year Ended June 30, 2021	22.92	0.49	7.29	7.78	(0.49)	—	(0.49)
Year Ended June 30, 2020	23.28	0.43	(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54	0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62	1.37	1.99	(0.55)	—	(0.55)
Class R6
Year Ended June 30, 2022	30.21	0.67	(4.95)	(4.28)	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2021	22.92	0.56	7.25	7.81	(0.52)	—	(0.52)
Year Ended June 30, 2020	23.29	0.44	(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58	0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56	1.45	2.01	(0.57)	—	(0.57)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

144	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$24.42	(15.25)%	$5,656	0.30%	2.07%	0.50%	30%
30.22	34.02	8,625	0.32	1.69	0.53	41
22.92	0.48	6,039	0.39	1.62	0.62	45
23.27	5.62	16,102	0.37	2.04	0.63	18
23.43	8.87	22,132	0.36	2.02	0.65	52

24.40	(15.68)	29	0.80	1.38	1.08	30
30.25	33.34	38	0.83	1.14	1.05	41
22.93	(0.01)	34	0.89	0.58	1.43	45
23.25	5.12	122	0.87	1.98	1.17	18
23.43	8.33	25	0.86	1.49	1.40	52

24.32	(15.44)	29,263	0.55	1.79	0.75	30
30.13	33.66	42,002	0.57	1.46	0.77	41
22.86	0.19	24,977	0.64	1.28	0.85	45
23.24	5.38	7,996	0.62	2.79	0.88	18
23.42	8.62	987	0.61	1.81	0.88	52

24.41	(15.26)	32,393	0.30	2.09	0.50	30
30.21	34.00	34,312	0.33	2.33	0.53	41
22.92	0.48	9,393	0.39	1.63	0.61	45
23.29	5.63	9,186	0.36	2.40	0.63	18
23.42	8.88	18,927	0.36	2.28	0.64	52

24.44	(15.10)	24,949	0.15	2.20	0.34	30
30.21	34.17	54,184	0.17	1.80	0.38	41
22.92	0.67	46,316	0.24	1.84	0.46	45
23.28	5.79	161,533	0.22	2.36	0.48	18
23.44	9.04	164,943	0.21	2.62	0.49	52

24.45	(15.01)	1,728,200	0.05	2.33	0.25	30
30.21	34.30	2,001,424	0.07	2.03	0.27	41
22.92	0.74	1,011,011	0.14	1.93	0.36	45
23.29	5.94	690,079	0.12	2.52	0.38	18
23.44	9.13	461,883	0.11	2.40	0.39	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Year Ended June 30, 2022	$31.00	$0.61	$(5.18)	$(4.57)	$(0.47)	$(0.89)	$(1.36)
Year Ended June 30, 2021	22.97	0.45	8.02	8.47	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.43	0.36	(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41	0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46	1.51	1.97	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	31.02	0.34	(5.06)	(4.72)	(0.35)	(0.89)	(1.24)
Year Ended June 30, 2021	22.98	0.30	8.03	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.41	0.19	(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43	0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34	1.51	1.85	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2022	30.93	0.52	(5.15)	(4.63)	(0.43)	(0.89)	(1.32)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.38	0.28	(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62	0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45	1.47	1.92	(0.46)	—	(0.46)
Class R4
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.98	0.62	7.85	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.43	0.36	(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54	0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54	1.43	1.97	(0.51)	—	(0.51)
Class R5
Year Ended June 30, 2022	31.02	0.63	(5.17)	(4.54)	(0.49)	(0.89)	(1.38)
Year Ended June 30, 2021	22.98	0.46	8.06	8.52	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.43	0.41	(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60	1.41	2.01	(0.54)	—	(0.54)
Class R6
Year Ended June 30, 2022	31.04	0.68	(5.18)	(4.50)	(0.51)	(0.89)	(1.40)
Year Ended June 30, 2021	23.00	0.55	8.00	8.55	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.46	0.43	(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57	0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56	1.47	2.03	(0.56)	—	(0.56)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

146	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$25.07	(15.55)%	$7,763	0.32%	2.05%	0.50%	26%
31.00	37.07	10,992	0.34	1.63	0.53	36
22.97	(0.24)	6,487	0.41	1.56	0.62	56
23.43	5.58	7,330	0.38	1.80	0.64	21
23.39	9.01	13,361	0.36	1.97	0.67	49

25.06	(15.96)	16	0.82	1.13	1.03	26
31.02	36.37	36	0.84	1.08	1.05	36
22.98	(0.73)	28	0.91	0.83	1.57	56
23.41	5.08	52	0.88	1.88	1.23	21
23.39	8.42	26	0.86	1.47	1.42	49

24.98	(15.76)	18,610	0.57	1.76	0.75	26
30.93	36.74	23,407	0.59	1.37	0.77	36
22.92	(0.47)	14,447	0.66	1.21	0.86	56
23.38	5.31	5,652	0.63	2.74	0.91	21
23.37	8.75	369	0.62	1.89	0.90	49

25.07	(15.55)	24,219	0.32	2.07	0.50	26
31.00	37.04	23,361	0.35	2.25	0.53	36
22.98	(0.20)	7,088	0.41	1.56	0.61	56
23.43	5.61	7,840	0.38	2.37	0.64	21
23.37	8.98	12,209	0.36	2.27	0.65	49

25.10	(15.45)	20,491	0.17	2.08	0.35	26
31.02	37.29	42,522	0.20	1.69	0.38	36
22.98	(0.05)	40,370	0.26	1.75	0.46	56
23.43	5.72	105,708	0.23	2.32	0.49	21
23.40	9.19	105,034	0.21	2.54	0.50	49

25.14	(15.32)	1,398,380	0.07	2.29	0.25	26
31.04	37.40	1,584,255	0.09	1.98	0.27	36
23.00	0.02	723,411	0.16	1.85	0.36	56
23.46	5.87	564,943	0.13	2.49	0.39	21
23.42	9.27	379,003	0.11	2.37	0.41	49
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Year Ended June 30, 2022	$31.00	$0.61	$(5.19)	$(4.58)	$(0.47)	$(0.92)	$(1.39)
Year Ended June 30, 2021	22.96	0.44	8.04	8.48	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.37	0.36	(0.36)	—	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40	0.79	1.19	(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47	1.50	1.97	(0.50)	—	(0.50)
Class R2
Year Ended June 30, 2022	30.99	0.37	(5.10)	(4.73)	(0.35)	(0.92)	(1.27)
Year Ended June 30, 2021	22.95	0.28	8.05	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.34	0.16	(0.28)	(0.12)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44	0.64	1.08	(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34	1.51	1.85	(0.38)	—	(0.38)
Class R3
Year Ended June 30, 2022	30.93	0.51	(5.15)	(4.64)	(0.43)	(0.92)	(1.35)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.35	0.28	(0.33)	(0.05)	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54	0.60	1.14	(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41	1.50	1.91	(0.44)	—	(0.44)
Class R4
Year Ended June 30, 2022	30.97	0.61	(5.18)	(4.57)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.95	0.64	7.83	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.38	0.36	(0.36)	—	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53	0.67	1.20	(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53	1.44	1.97	(0.50)	—	(0.50)
Class R5
Year Ended June 30, 2022	30.97	0.62	(5.15)	(4.53)	(0.49)	(0.92)	(1.41)
Year Ended June 30, 2021	22.94	0.47	8.04	8.51	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.37	0.41	(0.38)	0.03	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63	1.37	2.00	(0.54)	—	(0.54)
Class R6
Year Ended June 30, 2022	30.99	0.68	(5.18)	(4.50)	(0.51)	(0.92)	(1.43)
Year Ended June 30, 2021	22.96	0.55	7.99	8.54	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.38	0.42	(0.35)	0.07	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57	0.68	1.25	(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56	1.47	2.03	(0.56)	—	(0.56)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

148	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$25.03	(15.62)%	$2,505	0.33%	2.03%	0.50%	30%
31.00	37.14	4,604	0.34	1.61	0.55	35
22.96	(0.03)	3,183	0.41	1.51	0.64	46
23.37	5.60	7,583	0.37	1.72	0.66	21
23.40	9.00	16,339	0.36	2.00	0.70	50

24.99	(16.03)	24	0.82	1.22	1.04	30
30.99	36.45	46	0.85	1.05	1.06	35
22.95	(0.54)	31	0.91	0.69	1.60	46
23.34	5.12	77	0.88	1.95	1.22	21
23.40	8.46	25	0.86	1.46	1.45	50

24.94	(15.83)	10,840	0.58	1.72	0.75	30
30.93	36.76	15,505	0.59	1.38	0.78	35
22.92	(0.26)	8,489	0.66	1.24	0.87	46
23.35	5.37	3,040	0.63	2.41	0.94	21
23.39	8.74	444	0.62	1.72	0.92	50

25.01	(15.60)	24,896	0.33	2.04	0.50	30
30.97	37.11	26,235	0.34	2.31	0.53	35
22.95	(0.03)	6,401	0.41	1.55	0.62	46
23.38	5.62	5,910	0.38	2.32	0.65	21
23.39	9.01	10,425	0.36	2.25	0.68	50

25.03	(15.47)	16,656	0.18	2.07	0.35	30
30.97	37.33	37,779	0.19	1.73	0.38	35
22.94	0.11	31,456	0.26	1.74	0.47	46
23.37	5.80	99,930	0.23	2.33	0.50	21
23.40	9.13	94,636	0.21	2.66	0.52	50

25.06	(15.38)	1,059,409	0.08	2.28	0.25	30
30.99	37.43	1,211,998	0.09	1.96	0.27	35
22.96	0.27	595,698	0.16	1.82	0.37	46
23.38	5.85	397,215	0.13	2.50	0.41	21
23.42	9.26	246,132	0.11	2.39	0.44	50
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Year Ended June 30, 2022	$30.75	$0.60	$(5.12)	$(4.52)	$(0.46)	$(0.93)	$(1.39)
Year Ended June 30, 2021	22.77	0.46	7.95	8.41	(0.43)	—	(0.43)
Year Ended June 30, 2020	23.18	0.36	(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39	0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46	1.46	1.92	(0.49)	—	(0.49)
Class R2
Year Ended June 30, 2022	30.76	0.36	(5.03)	(4.67)	(0.35)	(0.93)	(1.28)
Year Ended June 30, 2021	22.77	0.28	7.99	8.27	(0.28)	—	(0.28)
Year Ended June 30, 2020	23.16	0.16	(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44	0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34	1.46	1.80	(0.37)	—	(0.37)
Class R3
Year Ended June 30, 2022	30.66	0.48	(5.06)	(4.58)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.71	0.39	7.93	8.32	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.14	0.31	(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62	0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42	1.43	1.85	(0.43)	—	(0.43)
Class R4
Year Ended June 30, 2022	30.72	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.75	0.60	7.81	8.41	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.17	0.35	(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54	0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55	1.36	1.91	(0.49)	—	(0.49)
Class R5
Year Ended June 30, 2022	30.74	0.62	(5.10)	(4.48)	(0.48)	(0.93)	(1.41)
Year Ended June 30, 2021	22.76	0.47	7.98	8.45	(0.47)	—	(0.47)
Year Ended June 30, 2020	23.18	0.40	(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54	0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58	1.37	1.95	(0.53)	—	(0.53)
Class R6
Year Ended June 30, 2022	30.76	0.68	(5.13)	(4.45)	(0.50)	(0.93)	(1.43)
Year Ended June 30, 2021	22.78	0.54	7.94	8.48	(0.50)	—	(0.50)
Year Ended June 30, 2020	23.20	0.42	(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57	0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56	1.43	1.99	(0.55)	—	(0.55)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

150	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$24.84	(15.52)%	$2,092	0.33%	2.03%	0.52%	30%
30.75	37.13	3,117	0.34	1.66	0.56	38
22.77	(0.15)	1,803	0.41	1.55	0.72	54
23.18	5.57	2,906	0.38	1.72	0.73	21
23.01	8.93	5,849	0.36	2.02	0.86	48

24.81	(15.95)	21	0.83	1.19	1.04	30
30.76	36.45	38	0.85	1.05	1.08	38
22.77	(0.68)	37	0.91	0.69	2.77	54
23.16	5.10	75	0.88	1.94	1.29	21
23.01	8.38	26	0.86	1.46	1.59	48

24.73	(15.76)	2,989	0.58	1.60	0.77	30
30.66	36.79	6,346	0.59	1.40	0.79	38
22.71	(0.40)	2,472	0.66	1.34	0.91	54
23.14	5.38	1,190	0.63	2.79	1.02	21
22.99	8.61	110	0.62	1.79	1.06	48

24.81	(15.54)	13,033	0.33	2.05	0.52	30
30.72	37.15	12,967	0.34	2.16	0.55	38
22.75	(0.15)	3,575	0.41	1.51	0.66	54
23.17	5.62	2,973	0.38	2.38	0.72	21
22.99	8.89	2,606	0.37	2.34	0.78	48

24.85	(15.40)	13,728	0.18	2.08	0.37	30
30.74	37.33	27,827	0.20	1.73	0.40	38
22.76	—	22,992	0.26	1.72	0.51	54
23.18	5.77	44,012	0.23	2.38	0.57	21
23.01	9.05	39,178	0.21	2.52	0.64	48

24.88	(15.31)	588,779	0.08	2.29	0.27	30
30.76	37.44	637,501	0.09	1.95	0.29	38
22.78	0.11	322,860	0.16	1.84	0.41	54
23.20	5.87	209,571	0.13	2.53	0.47	21
23.03	9.23	123,241	0.11	2.41	0.55	48
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Year Ended June 30, 2022	$23.77	$0.86	$(4.36)	$(3.50)	$(0.36)	$(0.54)	$(0.90)
Year Ended June 30, 2021	17.63	0.35	6.12	6.47	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.96	0.23	(0.26)	(0.03)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.49	0.32	0.66	0.98	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2018	16.38	0.34	1.16	1.50	(0.39)	—	(0.39)
Class R2
Year Ended June 30, 2022	23.76	0.29	(3.91)	(3.62)	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2021	17.61	0.23	6.14	6.37	(0.22)	—	(0.22)
Year Ended June 30, 2020	17.94	0.16	(0.28)	(0.12)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.49	0.29	0.59	0.88	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2018	16.38	0.25	1.16	1.41	(0.30)	—	(0.30)
Class R3
Year Ended June 30, 2022	23.71	0.38	(3.94)	(3.56)	(0.32)	(0.54)	(0.86)
Year Ended June 30, 2021	17.58	0.29	6.12	6.41	(0.28)	—	(0.28)
Year Ended June 30, 2020	17.92	0.23	(0.30)	(0.07)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	17.48	0.39	0.53	0.92	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2018	16.38	0.29	1.16	1.45	(0.35)	—	(0.35)
Class R4
Year Ended June 30, 2022	23.80	0.47	(3.99)	(3.52)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.65	0.32	6.16	6.48	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.97	0.28	(0.30)	(0.02)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.48	0.41	0.57	0.98	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2018	16.38	0.41	1.08	1.49	(0.39)	—	(0.39)
Class R5
Year Ended June 30, 2022	23.74	0.50	(3.98)	(3.48)	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2021	17.60	0.38	6.12	6.50	(0.36)	—	(0.36)
Year Ended June 30, 2020	17.94	0.31	(0.31)	—	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	17.49	0.58	0.42	1.00	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2018	16.38	0.58	0.95	1.53	(0.42)	—	(0.42)
Class R6
Year Ended June 30, 2022	23.75	0.53	(3.99)	(3.46)	(0.38)	(0.54)	(0.92)
Year Ended June 30, 2021	17.61	0.43	6.09	6.52	(0.38)	—	(0.38)
Year Ended June 30, 2020	17.95	0.33	(0.32)	0.01	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2019	17.49	0.46	0.56	1.02	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2018	16.38	0.48	1.06	1.54	(0.43)	—	(0.43)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

152	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$19.37	(15.42)%	$9,233	0.33%	4.00%	0.62%	21%
23.77	36.93	540	0.34	1.63	0.66	34
17.63	(0.19)	250	0.41	1.27	1.77	53
17.96	5.83	534	0.38	1.87	1.53	34
17.49	9.18	1,191	0.37	1.97	5.09	79

19.32	(15.88)	27	0.83	1.28	1.29	21
23.76	36.31	36	0.85	1.11	1.23	34
17.61	(0.74)	27	0.91	0.89	1.61	53
17.94	5.28	41	0.89	1.68	2.20	34
17.49	8.63	24	0.87	1.45	6.08	79

19.29	(15.67)	2,066	0.58	1.68	0.85	21
23.71	36.66	2,590	0.59	1.36	0.90	34
17.58	(0.46)	1,205	0.66	1.28	1.18	53
17.92	5.51	830	0.64	2.25	1.58	34
17.48	8.85	256	0.63	1.64	3.29	79

19.38	(15.48)	1,980	0.33	2.12	0.61	21
23.80	36.93	338	0.35	1.54	0.73	34
17.65	(0.17)	255	0.41	1.52	0.97	53
17.97	5.80	360	0.38	2.37	1.58	34
17.48	9.13	911	0.37	2.32	3.61	79

19.35	(15.34)	3,030	0.18	2.17	0.44	21
23.74	37.18	7,173	0.19	1.81	0.51	34
17.60	(0.06)	3,779	0.26	1.74	0.81	53
17.94	5.95	4,129	0.24	3.33	1.18	34
17.49	9.36	634	0.22	3.30	3.91	79

19.37	(15.24)	222,534	0.08	2.33	0.34	21
23.75	37.29	186,508	0.09	1.97	0.39	34
17.61	0.04	71,093	0.16	1.84	0.67	53
17.95	6.09	35,217	0.14	2.62	1.10	34
17.49	9.45	10,800	0.12	2.69	3.38	79
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	153

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 11 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)(1)	Class A(2), Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

(1)	Effective March 18, 2022, JPMorgan SmartSpendingSM 2015 Fund changed its name to JPMorgan SmartRetirement® Blend 2015 Fund.
(2)	Liquidated on October 14, 2021.
JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation and the JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or

154	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds ("ETFs") (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund and JPMorgan SmartRetirement Blend 2030 Fund at June 30, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Blend Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$16,833	$9,811	$26,644
Collateralized Mortgage Obligations	—	5,121	1,440	6,561
Commercial Mortgage-Backed Securities	—	3,208	168	3,376
Corporate Bonds	—	34,716	—	34,716
Exchange-Traded Funds	172,747	—	—	172,747
Foreign Government Securities	—	896	—	896
Investment Companies	230,908	—	—	230,908
Mortgage-Backed Securities	—	24,531	—	24,531
U.S. Treasury Obligations	—	22,821	—	22,821
Short-Term Investments
Investment Companies	45,463	—	—	45,463
Total Investments in Securities	$449,118	$108,126	$11,419	$568,663

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	155

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$91	$—	$—	$91
Depreciation in Other Financial Instruments
Futures Contracts	(90)	—	—	(90)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1	$—	$—	$1

JPMorgan SmartRetirement® Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$764	$68	$832
Collateralized Mortgage Obligations	—	79	76	155
Commercial Mortgage-Backed Securities	—	200	7	207
Corporate Bonds	—	1,595	—	1,595
Exchange-Traded Funds	7,953	—	—	7,953
Investment Companies	10,429	—	—	10,429
Mortgage-Backed Securities	—	1,359	—	1,359
U.S. Treasury Obligations	—	1,821	—	1,821
Short-Term Investments
Investment Companies	2,278	—	—	2,278
Total Investments in Securities	$20,660	$5,818	$151	$26,629
Appreciation in Other Financial Instruments
Futures Contracts	$—(a)	$—	$—	$—(a)
Depreciation in Other Financial Instruments
Futures Contracts	(5)	—	—	(5)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(5)	$—	$—	$(5)

(a)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$32,049	$18,962	$51,011
Collateralized Mortgage Obligations	—	10,233	4,381	14,614
Commercial Mortgage-Backed Securities	—	6,441	265	6,706
Corporate Bonds	—	62,061	—	62,061
Exchange-Traded Funds	309,639	—	—	309,639
Foreign Government Securities	—	1,303	—	1,303
Investment Companies	418,997	—	—	418,997
Mortgage-Backed Securities	—	47,453	—	47,453
U.S. Treasury Obligations	—	32,874	—	32,874

156	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2020 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$83,356	$—	$—	$83,356
Total Investments in Securities	$811,992	$192,414	$23,608	$1,028,014
Appreciation in Other Financial Instruments
Futures Contracts	$220	$—	$—	$220
Depreciation in Other Financial Instruments
Futures Contracts	(199)	—	—	(199)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$21	$—	$—	$21

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$50,279	$26,420	$76,699
Collateralized Mortgage Obligations	—	13,697	6,606	20,303
Commercial Mortgage-Backed Securities	—	9,001	423	9,424
Corporate Bonds	—	107,089	—	107,089
Exchange-Traded Funds	550,758	—	—	550,758
Foreign Government Securities	—	1,986	—	1,986
Investment Companies	814,622	—	—	814,622
Mortgage-Backed Securities	—	78,949	—	78,949
U.S. Treasury Obligations	—	71,788	—	71,788
Short-Term Investments
Investment Companies	86,271	—	—	86,271
Total Investments in Securities	$1,451,651	$332,789	$33,449	$1,817,889
Appreciation in Other Financial Instruments
Futures Contracts	$11	$—	$—	$11
Depreciation in Other Financial Instruments
Futures Contracts	(1,144)	—	—	(1,144)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,133)	$—	$—	$(1,133)

JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$49,377	$24,987	$74,364
Collateralized Mortgage Obligations	—	12,948	6,096	19,044
Commercial Mortgage-Backed Securities	—	8,803	376	9,179
Corporate Bonds	—	100,967	—	100,967
Exchange-Traded Funds	662,996	—	—	662,996
Foreign Government Securities	—	1,873	—	1,873
Investment Companies	1,070,455	—	—	1,070,455

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	157

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2030 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage-Backed Securities	$—	$72,357	$—	$72,357
U.S. Treasury Obligations	—	83,558	—	83,558
Short-Term Investments
Investment Companies	78,148	—	—	78,148
Total Investments in Securities	$1,811,599	$329,883	$31,459	$2,172,941
Appreciation in Other Financial Instruments
Futures Contracts	$13	$—	$—	$13
Depreciation in Other Financial Instruments
Futures Contracts	(1,372)	—	—	(1,372)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,359)	$—	$—	$(1,359)

JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$9,764	$5,622	$15,386
Collateralized Mortgage Obligations	—	4,209	1,259	5,468
Commercial Mortgage-Backed Securities	—	2,720	—	2,720
Corporate Bonds	—	22,797	—	22,797
Exchange-Traded Funds	686,395	—	—	686,395
Foreign Government Securities	—	329	—	329
Investment Companies	1,189,833	—	—	1,189,833
Mortgage-Backed Securities	—	15,071	—	15,071
U.S. Treasury Obligations	—	24,733	—	24,733
Short-Term Investments
Investment Companies	86,236	—	—	86,236
Total Investments in Securities	$1,962,464	$79,623	$6,881	$2,048,968
Appreciation in Other Financial Instruments
Futures Contracts	$15	$—	$—	$15
Depreciation in Other Financial Instruments
Futures Contracts	(1,290)	—	—	(1,290)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,275)	$—	$—	$(1,275)
There were no significant transfers into or out of level 3 for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$641,853	$—	$—	$641,853
Investment Companies	1,122,787	—	—	1,122,787
U.S. Treasury Obligations	—	4,880	—	4,880

158	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2040 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$38,718	$—	$—	$38,718
Total Investments in Securities	$1,803,358	$4,880	$—	$1,808,238
Appreciation in Other Financial Instruments
Futures Contracts	$36	$—	$—	$36
Depreciation in Other Financial Instruments
Futures Contracts	(1,257)	—	—	(1,257)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,221)	$—	$—	$(1,221)

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$544,245	$—	$—	$544,245
Investment Companies	877,936	—	—	877,936
U.S. Treasury Obligations	—	3,982	—	3,982
Short-Term Investments
Investment Companies	36,169	—	—	36,169
Total Investments in Securities	$1,458,350	$3,982	$—	$1,462,332
Appreciation in Other Financial Instruments
Futures Contracts	$29	$—	$—	$29
Depreciation in Other Financial Instruments
Futures Contracts	(1,008)	—	—	(1,008)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(979)	$—	$—	$(979)

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$414,853	$—	$—	$414,853
Investment Companies	664,426	—	—	664,426
U.S. Treasury Obligations	—	3,090	—	3,090
Short-Term Investments
Investment Companies	26,791	—	—	26,791
Total Investments in Securities	$1,106,070	$3,090	$—	$1,109,160
Appreciation in Other Financial Instruments
Futures Contracts	$22	$—	$—	$22

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	159

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2050 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(763)	$—	$—	$(763)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(741)	$—	$—	$(741)

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$234,641	$—	$—	$234,641
Investment Companies	366,606	—	—	366,606
U.S. Treasury Obligations	—	1,845	—	1,845
Short-Term Investments
Investment Companies	15,007	—	—	15,007
Total Investments in Securities	$616,254	$1,845	$—	$618,099
Appreciation in Other Financial Instruments
Futures Contracts	$12	$—	$—	$12
Depreciation in Other Financial Instruments
Futures Contracts	(421)	—	—	(421)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(409)	$—	$—	$(409)

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$90,725	$—	$—	$90,725
Investment Companies	136,708	—	—	136,708
U.S. Treasury Obligations	—	782	—	782
Short-Term Investments
Investment Companies	11,956	—	—	11,956
Total Investments in Securities	$239,389	$782	$—	$240,171
Appreciation in Other Financial Instruments
Futures Contracts	$5	$—	$—	$5
Depreciation in Other Financial Instruments
Futures Contracts	(123)	—	—	(123)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(118)	$—	$—	$(118)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

160	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$5,140	$(3)	$(744)	$—(b)	$4,502	$(2,776)	$4,156	$—	$(464)	$9,811
Collateralized Mortgage Obligations	879	(1)	(96)	(1)	811	(617)	—	1	464	1,440
Commercial Mortgage-Backed Securities	235	—	(8)	—	—	(59)	—	—	—	168
Total	$6,254	$(4)	$(848)	$(1)	$5,313	$(3,452)	$4,156	$1	$—	$11,419

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(843).
Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2015 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$—	$—	$(4)	$—	$—	$(10)	$82	$—	$68
Collateralized Mortgage Obligations	47	—	(5)	—(a)	50	(16)	—	—	76
Commercial Mortgage-Backed Securities	10	—	—(a)	—	—	(3)	—	—	7
Total	$57	$—	$(9)	$—	$50	$(29)	$82	$—	$151

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(9).
There were no significant transfers into or out of level 3 for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2020 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$9,551	$(6)	$(1,454)	$—(b)	$8,846	$(5,094)	$8,037	$—	$(918)	$18,962
Collateralized Mortgage Obligations	3,691	(3)	(327)	(3)	2,236	(2,132)	—	1	918	4,381
Commercial Mortgage-Backed Securities	470	(3)	(12)	—	—	(190)	—	—	—	265
Total	$13,712	$(12)	$(1,793)	$(3)	$11,082	$(7,416)	$8,037	$1	$—	$23,608

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	161

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(1,784).
Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2025 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$13,396	$(3)	$(2,028)	$—(b)	$12,498	$(6,935)	$10,680	$—	$(1,188)	$26,420
Collateralized Mortgage Obligations	5,053	(1)	(494)	(5)	3,944	(3,079)	—	—	1,188	6,606
Commercial Mortgage-Backed Securities	590	—	(19)	—	—	(148)	—	—	—	423
Total	$19,039	$(4)	$(2,541)	$(5)	$16,442	$(10,162)	$10,680	$—	$—	$33,449

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(2,530).
Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended June 30, 2022.
JPMorgan SmartRetirement® Blend 2030 Fund	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of June 30, 2022
Investments in securities:
Asset-Backed Securities	$13,009	$—	$(1,916)	$—(b)	$12,023	$(7,132)	$10,088	$—	$(1,085)	$24,987
Collateralized Mortgage Obligations	4,428	(1)	(454)	(5)	3,723	(2,680)	—	—	1,085	6,096
Commercial Mortgage-Backed Securities	525	—	(17)	—	—	(132)	—	—	—	376
Total	$17,962	$(1)	$(2,387)	$(5)	$15,746	$(9,944)	$10,088	$—	$—	$31,459

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2022, which were valued using significant unobservable inputs (level 3), amounted to $(2,375).
There were no significant transfers into or out of level 3 for the year ended June 30, 2022.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair

162	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
JPMorgan
SmartRetirement®
Blend Income
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$9,810	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (16.48%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.67%)

Asset Backed Securities	9,810
	168	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	168
	1,085	Discounted Cash Flow	Constant Prepayment Rate	12.50% - 100% 72.27%)
			Yield (Discount Rate of Cash Flows)	3.93% - 6.80% (4.84%)

Collateralized Mortgage Obligations	1,085
Total	11,063

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2022, the value of these investments was $356. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
JPMorgan
SmartRetirement®
Blend 2015
Fund
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$68	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.87% (5.87%)

Asset Backed Securities	68
	7	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	7
	76	Discounted Cash Flow	Constant Prepayment Rate	100.0% (100.0%)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	163

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
			Constant Default Rate	0.00% - 0.50% (0.20%)
			Yield (Discount Rate of Cash Flows)	3.87%-3.93% (3.90%)

Collateralized Mortgage Obligations	76
Total	151

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
JPMorgan
SmartRetirement®
Blend 2020
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$18,964	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (16.89%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.69%)

Asset Backed Securities	18,964
	265	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	265
	3,750	Discounted Cash Flow	Constant Prepayment Rate	12.50%-100% (84.12%)
			Constant Default Rate	0.00% - 0.50% (0.14%)
			Yield (Discount Rate of Cash Flows)	3.87% - 6.80% (4.43%)

Collateralized Mortgage Obligations	3,750
Total	22,979

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30, 2022, the value of these investments was $632. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

164	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan
SmartRetirement®
Blend 2025
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$26,418	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (17.14%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.68%)

Asset Backed Securities	26,418
	423	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	423
	5,607	Discounted Cash Flow	Constant Prepayment Rate	12.50%-100% (86.27%)
			Constant Default Rate	0.00% - 0.50% (0.12%)
			Yield (Discount Rate of Cash Flows)	3.87% - 6.80% (4.36%)

Collateralized Mortgage Obligations	5,607
Total	32,448

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30, 2022, the value of these investments was $1,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
JPMorgan
SmartRetirement®
Blend 2030
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$24,989	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (17.24%)
			Yield (Discount Rate of Cash Flows)	3.56% - 6.77% (5.68%)

Asset Backed Securities	24,989
	376	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.30% (5.30%)

Commercial Mortgage-Backed Securities	376
	5,142	Discounted Cash Flow	Constant Prepayment Rate	12.50%-100%(86.31%)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	165

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
			Constant Default Rate	0.00% - 0.50% (0.12%)
			Yield (Discount Rate of Cash Flows)	3.87% - 6.80% (4.36%)

Collateralized Mortgage Obligations	5,142
Total	30,507

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30, 2022, the value of these investments was $ 952. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments —  JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2022, which are shown as a Receivable for Investments securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at June 30, 2022 are detailed on the SOIs.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

166	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$2,031	$1,967	$(64)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	73,407	9,365	15,542	365	(14,270)	53,325	1,127	2,689	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	14,482	697	5,945	1,119	(1,414)	8,939	102	271	—(b)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	15,151	2,576	1,126	306	(3,754)	13,153	189	151	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	11,146	5,304	2,219	92	(3,130)	11,193	222	125	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	59,670	3,563	(291)	(2,969)	52,847	7,094	427	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,405	10,924	10,696	(2,973)	(1,643)	10,017	1,724	686	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	31,755	1,252	(155)	(3,415)	26,933	1,714	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	14,374	547	12,632	(2,195)	(94)	—	—	546	—
JPMorgan Equity Index Fund Class R6 Shares (a)	70,709	72,011	17,743	182	(16,189)	108,970	1,918	1,437	1,402
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	9,500	751	2,787	(158)	(440)	6,866	832	282	—
JPMorgan High Yield Fund Class R6 Shares (a)	27,273	15,658	12,490	(535)	(4,631)	25,275	4,110	1,368	—
JPMorgan High Yield Research Enhanced ETF (a)	32,371	—	26,297	(1,863)	(1,088)	3,123	72	1,140	—
JPMorgan Income Fund Class R6 Shares (a)	19,471	471	19,077	(590)	(275)	—	—	504	—
JPMorgan Inflation Managed Bond ETF (a)	—	46,407	2,466	(90)	(555)	43,296	896	345	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	57,050	2,174	57,163	154	(2,215)	—	—	1,008	—
JPMorgan Managed Income Fund Class L Shares (a)	1,866	—	1,866	(1)	1	—	—	1	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	62,313	886	60,216	(1,775)	(1,208)	—	—	742	144
JPMorgan U.S. Aggregate Bond ETF (a)	46,037	33,064	33,751	(1,167)	(4,465)	39,718	828	672	55
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	39,755	222,492	216,784	—	—	45,463	45,463	67	—
JPMorgan U.S. Value Factor ETF	38,593	—	38,988	1,441	(1,046)	—	—	117	—
Total	$547,903	$516,783	$544,570	$(8,198)	$(62,800)	$449,118		$12,578	$1,601

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2015 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$415	$407	$(8)	$—	$—	—	$—	$—

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	167

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2015 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$3,012	$381	$274	$45	$(688)	$2,476	52	$119	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	591	9	212	43	(58)	373	4	12	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	2,690	89	(4)	(146)	2,451	329	20	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	593	488	405	(91)	(121)	464	80	30	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	1,430	42	(2)	(150)	1,236	79	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	593	23	517	(92)	(7)	—	—	23	—
JPMorgan Equity Index Fund Class R6 Shares (a)	3,989	2,564	1,088	265	(932)	4,798	84	59	52
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	389	23	75	(1)	(27)	309	38	12	—
JPMorgan High Yield Fund Class R6 Shares (a)	1,112	971	661	(35)	(216)	1,171	190	64	—
JPMorgan High Yield Research Enhanced ETF (a)	1,301	64	1,097	(74)	(44)	150	4	45	—
JPMorgan Income Fund Class R6 Shares (a)	769	20	755	(21)	(13)	—	—	20	—
JPMorgan Inflation Managed Bond ETF (a)	—	2,157	119	1	(29)	2,010	42	16	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,345	96	2,345	9	(105)	—	—	43	—
JPMorgan Managed Income Fund Class L Shares (a)	20	—	20	—	—	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	2,528	128	2,525	(78)	(53)	—	—	32	6
JPMorgan U.S. Aggregate Bond ETF (a)	2,262	701	847	(32)	(242)	1,842	38	31	2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	1,788	7,719	7,229	—	—	2,278	2,278	3	—
Total	$21,292	$19,879	$18,707	$(75)	$(2,831)	$19,558		$529	$60

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2020 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$3,699	$3,582	$(117)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	141,085	11,778	30,723	3,922	(29,128)	96,934	2,050	4,984	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	29,400	1,303	16,964	2,613	(2,933)	13,419	153	504	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	28,495	4,432	2,818	809	(7,058)	23,860	342	278	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	19,674	8,341	2,161	197	(5,748)	20,303	403	228	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	108,268	7,038	(656)	(5,349)	95,225	12,782	782	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	27,986	18,800	19,978	(5,556)	(3,011)	18,241	3,140	1,288	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	57,236	1,757	(251)	(6,262)	48,966	3,117	—	—

168	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2020 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$27,937	$1,016	$24,729	$(3,943)	$(281)	$—	—	$1,015	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	135,154	123,990	32,060	(270)	(28,732)	198,082	3,486	2,673	2,639
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	18,902	1,334	6,678	(382)	(722)	12,454	1,509	534	—
JPMorgan High Yield Fund Class R6 Shares (a)	50,865	35,034	30,632	(1,022)	(8,216)	46,029	7,484	2,447	—
JPMorgan High Yield Research Enhanced ETF (a)	60,856	2,201	52,161	(3,513)	(1,966)	5,417	124	2,110	—
JPMorgan Income Fund Class R6 Shares (a)	38,004	914	37,235	(1,059)	(624)	—	—	981	—
JPMorgan Inflation Managed Bond ETF (a)	—	84,745	5,232	(175)	(1,203)	78,135	1,618	625	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	108,783	1,872	107,188	400	(3,867)	—	—	1,872	—
JPMorgan Managed Income Fund Class L Shares (a)	1	—	1	—	—	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	120,312	1,627	116,500	(3,156)	(2,283)	—	—	1,368	261
JPMorgan U.S. Aggregate Bond ETF (a)	74,074	89,697	82,263	(1,773)	(8,164)	71,571	1,492	1,098	101
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	68,887	494,233	479,764	—	—	83,356	83,356	119	—
JPMorgan U.S. Value Factor ETF (a)	73,085	—	73,901	2,877	(2,061)	—	—	234	—
Total	$1,023,500	$1,050,520	$1,133,365	$(11,055)	$(117,608)	$811,992		$23,140	$3,001

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2025 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$7,967	$7,716	$(251)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	330,989	26,288	82,099	1,487	(60,707)	215,958	4,567	11,835	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	67,494	3,137	34,238	6,265	(6,777)	35,881	408	1,206	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	67,810	11,298	12,001	1,188	(15,293)	53,002	760	670	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	44,460	13,462	—	—	(13,056)	44,866	891	539	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	181,845	10,644	(899)	(8,978)	161,324	21,654	1,301	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,342	32,598	18,387	(4,872)	(7,882)	38,799	6,678	1,893	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	109,508	53,857	19,346	(3,804)	(34,187)	106,028	6,749	2,909	2,783

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	169

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2025 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$37,384	$1,452	$32,511	$(6,067)	$(258)	$—	—	$1,451	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	329,195	203,894	69,511	74	(58,213)	405,439	7,134	5,673	5,508
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	21,495	1,660	2,143	(130)	(1,527)	19,355	2,346	696	—
JPMorgan High Yield Fund Class R6 Shares (a)	58,107	58,485	19,608	(324)	(12,983)	83,677	13,606	3,190	—
JPMorgan High Yield Research Enhanced ETF (a)	72,973	7,715	65,259	(4,871)	(2,565)	7,993	183	2,762	—
JPMorgan Income Fund Class R6 Shares (a)	45,195	1,120	44,182	(1,622)	(511)	—	—	1,209	—
JPMorgan Inflation Managed Bond ETF (a)	—	77,897	3,712	(248)	(2,119)	71,818	1,487	569	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	69,580	9,964	77,598	43	(1,989)	—	—	1,254	—
JPMorgan Managed Income Fund Class L Shares (a)	822	—	822	2	(2)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	175,229	6,779	173,573	(5,616)	(2,819)	—	—	2,086	404
JPMorgan U.S. Aggregate Bond ETF (a)	130,046	112,062	104,616	(2,907)	(13,345)	121,240	2,528	1,955	147
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	67,712	636,595	618,036	—	—	86,271	86,271	127	—
JPMorgan U.S. Value Factor ETF (a)	112,506	—	113,726	4,434	(3,214)	—	—	364	—
Total	$1,777,847	$1,448,075	$1,509,728	$(18,118)	$(246,425)	$1,451,651		$41,689	$8,842

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2030 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$11,785	$11,414	$(371)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	477,892	38,570	102,184	465	(89,385)	325,358	6,880	17,432	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	94,402	8,979	47,528	8,079	(9,257)	54,675	623	1,787	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	97,586	17,679	15,491	697	(21,831)	78,640	1,127	969	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	64,510	26,687	4,573	204	(19,350)	67,478	1,340	800	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	178,226	10,505	(895)	(8,755)	158,071	21,218	1,274	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,110	24,347	17,408	(5,413)	(6,958)	31,678	5,452	1,877	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	157,979	86,484	23,777	(4,396)	(51,607)	164,683	10,483	4,225	4,041

170	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2030 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$37,151	$1,412	$32,596	$(5,536)	$(431)	$—	—	$1,411	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	527,015	294,040	107,196	2,523	(91,576)	624,806	10,994	8,600	8,242
JPMorgan High Yield Fund Class R6 Shares (a)	53,649	65,024	13,800	21	(13,677)	91,217	14,832	3,141	—
JPMorgan High Yield Research Enhanced ETF (a)	70,067	12,215	70,689	(5,701)	(1,743)	4,149	95	2,736	—
JPMorgan Income Fund Class R6 Shares (a)	45,375	1,159	44,281	(1,915)	(338)	—	—	1,256	—
JPMorgan Inflation Managed Bond ETF (a)	—	14,566	—	—	(672)	13,894	288	106	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	9,655	9,655	—	—	—	—	13	—
JPMorgan Managed Income Fund Class L Shares (a)	776	—	776	2	(2)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	164,294	14,799	171,021	(5,540)	(2,532)	—	—	1,990	383
JPMorgan U.S. Aggregate Bond ETF (a)	125,591	113,064	104,813	(2,391)	(12,649)	118,802	2,476	1,792	130
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	62,602	706,935	691,389	—	—	78,148	78,148	118	—
JPMorgan U.S. Value Factor ETF (a)	129,003	—	130,379	5,025	(3,649)	—	—	420	—
Total	$2,145,002	$1,625,626	$1,609,475	$(15,142)	$(334,412)	$1,811,599		$49,947	$12,796

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2035 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$13,065	$12,653	$(412)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	519,020	45,138	99,385	(2,092)	(98,101)	364,580	7,709	19,418	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	104,627	8,938	50,708	8,212	(10,195)	60,874	693	1,936	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	105,721	16,342	8,679	570	(24,582)	89,372	1,281	1,073	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	71,138	29,901	3,709	—	(21,513)	75,817	1,506	887	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	311,843	46,623	75,243	(4,774)	(35,043)	243,406	32,672	7,889	2,089
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	23,365	15,384	16,175	(4,899)	(3,012)	14,663	2,523	1,219	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	172,471	101,916	28,355	(5,143)	(56,933)	183,956	11,710	4,769	4,562
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	23,390	887	20,770	(3,616)	109	—	—	887	—

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	171

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2035 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Equity Index Fund Class R6 Shares (a)	$601,666	$292,213	$85,323	$43	$(101,730)	$706,869	12,438	$9,700	$9,463
JPMorgan High Yield Fund Class R6 Shares (a)	40,194	31,135	21,275	(2,059)	(7,056)	40,939	6,657	2,237	—
JPMorgan High Yield Research Enhanced ETF (a)	55,973	7,508	43,472	(2,495)	(3,060)	14,454	331	2,136	—
JPMorgan Income Fund Class R6 Shares (a)	17,272	421	16,936	(658)	(99)	—	—	450	—
JPMorgan Managed Income Fund Class L Shares (a)	607	—	607	2	(2)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	65,412	53,296	28,221	(1,552)	(7,637)	81,298	1,695	1,083	82
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	42,915	592,980	549,659	—	—	86,236	86,236	102	—
JPMorgan U.S. Value Factor ETF (a)	120,078	—	121,268	4,451	(3,261)	—	—	389	—
Total	$2,275,692	$1,255,747	$1,182,438	$(14,422)	$(372,115)	$1,962,464		$54,175	$16,196

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2040 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$—	$13,126	$12,713	$(413)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	522,197	44,667	101,428	(1,921)	(98,957)	364,558	7,709	19,525	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	106,795	8,714	52,235	8,693	(10,597)	61,370	699	1,989	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	106,020	15,924	8,915	468	(24,580)	88,917	1,274	1,083	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	70,469	39,729	12,769	(357)	(21,229)	75,843	1,507	912	—
JPMorgan Core Bond Fund Class R6 Shares (a)	56,804	8,245	14,636	(1,555)	(5,352)	43,506	4,108	1,225	444
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	145,846	45,919	40,726	(2,694)	(17,980)	130,365	17,499	3,885	978
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	15,648	7,410	1,080	(287)	(5,308)	16,383	2,820	830	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	173,746	105,249	32,192	(5,735)	(56,986)	184,082	11,717	4,754	4,547
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,665	593	13,795	(2,593)	130	—	—	593	—
JPMorgan Equity Index Fund Class R6 Shares (a)	619,710	297,470	97,604	559	(102,392)	717,743	12,630	9,872	9,522
JPMorgan High Yield Fund Class R6 Shares (a)	27,335	22,030	12,997	(368)	(5,292)	30,708	4,993	1,582	—

172	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2040 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Research Enhanced ETF (a)	$46,309	$—	$34,803	$(2,085)	$(1,798)	$7,623	175	$1,588	$—
JPMorgan Income Fund Class R6 Shares (a)	15,498	396	15,124	(681)	(89)	—	—	429	—
JPMorgan Managed Income Fund Class L Shares (a)	1,018	—	1,018	1	(1)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	56,585	28,520	35,441	(2,412)	(3,710)	43,542	907	800	73
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	40,077	505,761	507,120	—	—	38,718	38,718	64	—
JPMorgan U.S. Value Factor ETF (a)	107,568	—	108,692	4,024	(2,900)	—	—	346	—
Total	$2,127,290	$1,143,753	$1,103,288	$(7,356)	$(357,041)	$1,803,358		$49,477	$15,564

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2045 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$11,617	$11,252	$(365)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	457,332	48,082	94,949	(3,322)	(86,813)	320,330	6,774	17,358	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	90,216	13,419	48,169	6,992	(8,847)	53,611	610	1,746	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	92,164	15,540	7,888	426	(21,936)	78,306	1,122	969	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	62,041	26,664	2,817	12	(19,313)	66,587	1,323	790	—
JPMorgan Core Bond Fund Class R6 Shares (a)	24,512	902	5,076	(560)	(2,190)	17,588	1,661	502	181
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	48,544	18,899	6,875	(711)	(7,156)	52,701	7,074	1,456	373
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,684	3,885	2,697	(690)	(1,718)	6,464	1,112	374	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	153,541	91,799	28,016	(5,382)	(50,394)	161,548	10,283	4,318	4,130
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,693	299	6,741	(1,298)	47	—	—	299	—
JPMorgan Equity Index Fund Class R6 Shares (a)	556,933	243,715	77,172	(678)	(90,975)	631,823	11,118	8,827	8,669
JPMorgan High Yield Fund Class R6 Shares (a)	14,598	4,777	9,453	(301)	(1,809)	7,812	1,270	770	—
JPMorgan High Yield Research Enhanced ETF (a)	29,243	—	18,546	(1,181)	(1,706)	7,810	179	1,060	—
JPMorgan Income Fund Class R6 Shares (a)	12,130	309	11,838	(532)	(69)	—	—	336	—
JPMorgan Managed Income Fund Class L Shares (a)	424	—	424	1	(1)	—	—	—(b)	—

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	173

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2045 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Aggregate Bond ETF (a)	$1,291	$19,898	$2,479	$(118)	$(991)	$17,601	367	$102	$2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	31,718	435,390	430,939	—	—	36,169	36,169	56	—
JPMorgan U.S. Value Factor ETF	85,298	—	86,181	3,161	(2,278)	—	—	279	—
Total	$1,675,362	$935,195	$851,512	$(4,546)	$(296,149)	$1,458,350		$39,242	$13,355

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2050 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$8,979	$8,696	$(283)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	351,512	50,185	86,303	(2,430)	(66,430)	246,534	5,213	13,346	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	70,974	9,619	37,986	5,482	(6,906)	41,183	469	1,347	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	72,569	9,439	5,278	380	(16,830)	60,280	864	742	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	47,771	26,474	8,172	(280)	(14,589)	51,204	1,017	612	—
JPMorgan Core Bond Fund Class R6 Shares (a)	18,912	507	6,640	(690)	(1,280)	10,809	1,021	367	140
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	37,453	10,009	9,504	(1,040)	(4,529)	32,389	4,347	1,061	289
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,918	2,934	3,351	(705)	(899)	3,897	671	267	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	117,034	76,471	26,731	(4,212)	(38,275)	124,287	7,911	3,310	3,166
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,925	230	5,191	(998)	34	—	—	230	—
JPMorgan Equity Index Fund Class R6 Shares (a)	427,884	199,765	69,653	154	(69,939)	488,211	8,591	6,784	6,596
JPMorgan High Yield Fund Class R6 Shares (a)	11,223	3,946	8,888	(186)	(1,262)	4,833	786	568	—
JPMorgan High Yield Research Enhanced ETF (a)	22,628	—	15,622	(1,080)	(1,091)	4,835	111	818	—
JPMorgan Income Fund Class R6 Shares (a)	9,375	240	9,149	(412)	(54)	—	—	260	—
JPMorgan Managed Income Fund Class L Shares (a)	1,993	—	1,993	(2)	2	—	—	1	—
JPMorgan U.S. Aggregate Bond ETF (a)	996	13,115	2,564	(116)	(614)	10,817	225	66	1

174	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

JPMorgan SmartRetirement® Blend 2050 Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$22,235	$388,006	$383,450	$—	$—	$26,791	26,791	$43	$—
JPMorgan U.S. Value Factor ETF	64,876	—	65,590	2,471	(1,757)	—	—	202	—
Total	$1,289,278	$799,919	$754,761	$(3,947)	$(224,419)	$1,106,070		$30,024	$10,192

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2055 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$4,881	$4,728	$(153)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	186,456	35,072	43,504	(1,831)	(35,970)	140,223	2,965	7,253	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	37,141	5,512	19,029	2,730	(3,565)	22,789	259	727	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	37,660	9,632	3,579	41	(9,040)	34,714	497	404	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	25,251	14,745	3,728	(230)	(7,813)	28,225	561	334	—
JPMorgan Core Bond Fund Class R6 Shares (a)	10,070	1,625	4,556	(393)	(726)	6,020	569	206	84
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	19,943	6,058	5,005	(461)	(2,496)	18,039	2,421	562	144
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,130	2,428	2,409	(524)	(478)	2,147	370	159	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	62,868	41,867	12,930	(1,911)	(21,108)	68,786	4,378	1,785	1,707
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,133	122	2,759	(507)	11	—	—	122	—
JPMorgan Equity Index Fund Class R6 Shares (a)	227,047	120,300	40,113	87	(38,372)	268,949	4,733	3,687	3,544
JPMorgan High Yield Fund Class R6 Shares (a)	6,772	472	3,850	(36)	(693)	2,665	433	277	—
JPMorgan High Yield Research Enhanced ETF (a)	11,219	1,791	9,124	(629)	(592)	2,665	61	462	—
JPMorgan Income Fund Class R6 Shares (a)	4,967	1,241	5,956	(224)	(28)	—	—	140	—
JPMorgan Managed Income Fund Class L Shares (a)	179	—	179	1	(1)	—	—	—(b)	—
JPMorgan U.S. Aggregate Bond ETF (a)	530	7,163	1,269	(57)	(342)	6,025	126	36	1
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	13,254	227,077	225,324	—	—	15,007	15,007	26	—
JPMorgan U.S. Value Factor ETF	34,311	—	34,630	1,273	(954)	—	—	96	—
Total	$683,931	$479,986	$422,672	$(2,824)	$(122,167)	$616,254		$16,276	$5,480

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	175

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
(c)	The rate shown is the current yield as of June 30, 2022.

JPMorgan SmartRetirement® Blend 2060 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$—	$1,637	$1,585	$(52)	$—	$—	—	$—	$—
JPMorgan BetaBuilders International Equity ETF (a)	53,499	23,096	8,841	(745)	(12,509)	54,500	1,152	2,458	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	10,816	3,958	5,571	457	(997)	8,663	99	234	—(b)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	10,827	5,447	102	(9)	(3,163)	13,000	186	136	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	7,262	6,805	—	—	(2,772)	11,295	225	109	—
JPMorgan Core Bond Fund Class R6 Shares (a)	2,815	756	896	(79)	(287)	2,309	218	65	26
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,574	2,661	353	(40)	(955)	6,887	924	181	46
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	840	860	610	(129)	(185)	776	134	49	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	17,805	17,963	2,586	(474)	(7,004)	25,704	1,636	566	533
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	840	182	864	(159)	1	—	—	37	—
JPMorgan Equity Index Fund Class R6 Shares (a)	65,217	54,728	5,208	89	(14,757)	100,069	1,761	1,239	1,126
JPMorgan High Yield Fund Class R6 Shares (a)	1,743	742	1,251	(63)	(208)	963	157	99	—
JPMorgan High Yield Research Enhanced ETF (a)	3,347	583	2,581	(178)	(208)	963	22	136	—
JPMorgan Income Fund Class R6 Shares (a)	1,425	37	1,391	(63)	(8)	—	—	39	—
JPMorgan Managed Income Fund Class L Shares (a)	161	—	161	—(b)	—(b)	—	—	—(b)	—
JPMorgan U.S. Aggregate Bond ETF (a)	148	3,522	1,238	2	(130)	2,304	48	12	—(b)
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	3,949	106,526	98,519	—	—	11,956	11,956	14	—
JPMorgan U.S. Value Factor ETF	10,073	—	10,177	367	(263)	—	—	29	—
Total	$196,341	$229,503	$141,934	$(1,076)	$(43,445)	$239,389		$5,403	$1,731

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

176	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

F. Futures Contracts— The Funds used index and treasury futures contracts to manage and hedge interest rate and equity price risks associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2022:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
Futures Contracts:
Average Notional Balance Long	$37,894	$2,220	$68,539	$154,793
Average Notional Balance Short	(10,237)	(503)	(19,827)	(28,633)
Ending Notional Balance Long	—	—	—	26,762
Ending Notional Balance Short	(18,075)	(494)	(30,325)	(28,080)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund
Futures Contracts:
Average Notional Balance Long	$169,387	$101,865	$91,437	$71,321
Average Notional Balance Short	(35,432)	(43,043)	(40,423)	(32,117)
Ending Notional Balance Long	32,076	30,178	22,396	18,031
Ending Notional Balance Short	(33,447)	(29,592)	(36,714)	(29,451)

	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Futures Contracts:
Average Notional Balance Long	$55,667	$30,991	$9,799
Average Notional Balance Short	(25,028)	(13,464)	(3,904)
Ending Notional Balance Long	13,666	7,592	6,453
Ending Notional Balance Short	(22,372)	(12,246)	(3,634)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	177

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
G. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$91	$—**	$220	$11	$13
Unrealized Depreciation on Futures Contracts *	(90)	(5)	(199)	(1,144)	(1,372)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	1	(5)	21	(1,133)	(1,359)

	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$15	$36	$29	$22	$12
Unrealized Depreciation on Futures Contracts *	(1,290)	(1,257)	(1,008)	(763)	(421)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(1,275)	(1,221)	(979)	(741)	(409)

JPMorgan SmartRetirement® Blend 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$5
Unrealized Depreciation on Futures Contracts *	(123)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(118)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Amount rounds to less than one thousand.

178	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2022, by primary underlying risk exposure:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(864)	$(129)	$(1,410)	$(4,929)	$(5,984)
Interest Rate Risk Exposure:
Futures Contracts	(2,888)	(153)	(5,327)	(8,678)	(9,538)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	133	36	275	(1,366)	(1,676)
Interest Rate Risk Exposure:
Futures Contracts	308	15	626	917	1,163

	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(5,747)	$(4,455)	$(3,581)	$(2,637)	$(1,722)
Interest Rate Risk Exposure:
Futures Contracts	(2,876)	(2,556)	(2,097)	(1,619)	(860)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(1,537)	(1,461)	(1,164)	(906)	(485)
Interest Rate Risk Exposure:
Futures Contracts	1,225	1,072	864	667	354

JPMorgan SmartRetirement® Blend 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(702)

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	179

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2060 Fund
Interest Rate Risk Exposure:
Futures Contracts	$(229)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(139)
Interest Rate Risk Exposure:
Futures Contracts	99
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	n/a	$—(a)	$—(a)	$—(a)	$—(a)	$1	$9	$10
JPMorgan SmartRetirement® Blend 2015 Fund
Transfer agency fees	$—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	n/a	—(a)	—(a)	—(a)	—(a)	1	13	14
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	n/a	1	—(a)	2	—(a)	1	19	23
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	n/a	—(a)	—(a)	1	—(a)	1	23	25
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	n/a	1	—(a)	—(a)	—(a)	1	21	23
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	n/a	1	—(a)	—(a)	—(a)	1	28	30
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	n/a	—(a)	—(a)	1	—(a)	1	17	19
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	n/a	—(a)	—(a)	—(a)	—(a)	1	15	16

180	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Class A	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	n/a	$—(a)	$—(a)	$—(a)	$—(a)	$1	$11	$12
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	n/a	—(a)	—(a)	—(a)	—(a)	1	7	8

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. Prior to January 1, 2022, distributions from net investment income, if any, were generally declared and paid at least quarterly and were declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Blend Income Fund	$—	$484	$(484)
JPMorgan SmartRetirement® Blend 2015 Fund	—	12	(12)
JPMorgan SmartRetirement® Blend 2020 Fund	—	857	(857)
JPMorgan SmartRetirement® Blend 2025 Fund	—	2,412	(2,412)
JPMorgan SmartRetirement® Blend 2030 Fund	—	3,907	(3,907)
JPMorgan SmartRetirement® Blend 2035 Fund	—	4,938	(4,938)
JPMorgan SmartRetirement® Blend 2040 Fund	—	5,075	(5,075)
JPMorgan SmartRetirement® Blend 2045 Fund	—	4,718	(4,718)
JPMorgan SmartRetirement® Blend 2050 Fund	—	3,590	(3,590)
JPMorgan SmartRetirement® Blend 2055 Fund	—	1,935	(1,935)
JPMorgan SmartRetirement® Blend 2060 Fund	—	632	(632)
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments and foreign currency gains or losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	181

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class R2	Class R3
0.50%	0.25%
D. Service Fees — The Trust, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.44%	0.94%	0.69%	0.44%	0.29%	0.19%
The expense limitation agreements were in effect for the year ended June 30, 2022 and are in place until at least March 31, 2023.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

182	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement® Blend Income Fund	$1,036	$191	$1	$1,228	$381
JPMorgan SmartRetirement® Blend 2015 Fund	45	23	—(a)	68	189
JPMorgan SmartRetirement® Blend 2020 Fund	1,918	302	1	2,221	614
JPMorgan SmartRetirement® Blend 2025 Fund	3,201	440	3	3,644	573
JPMorgan SmartRetirement® Blend 2030 Fund	3,744	511	2	4,257	193
JPMorgan SmartRetirement® Blend 2035 Fund	3,472	475	1	3,948	696
JPMorgan SmartRetirement® Blend 2040 Fund	3,115	434	2	3,551	414
JPMorgan SmartRetirement® Blend 2045 Fund	2,498	372	1	2,871	31
JPMorgan SmartRetirement® Blend 2050 Fund	1,914	303	1	2,218	45
JPMorgan SmartRetirement® Blend 2055 Fund	1,035	198	1	1,234	77
JPMorgan SmartRetirement® Blend 2060 Fund	335	125	1	461	127

(a)	Amount rounds to less than one thousand.
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

JPMorgan SmartRetirement® Blend Income Fund	$1
JPMorgan SmartRetirement® Blend 2015 Fund	1
JPMorgan SmartRetirement® Blend 2020 Fund	1
JPMorgan SmartRetirement® Blend 2025 Fund	1
JPMorgan SmartRetirement® Blend 2030 Fund	1
JPMorgan SmartRetirement® Blend 2035 Fund	1
JPMorgan SmartRetirement® Blend 2040 Fund	1
JPMorgan SmartRetirement® Blend 2045 Fund	1
JPMorgan SmartRetirement® Blend 2050 Fund	1
JPMorgan SmartRetirement® Blend 2055 Fund	1
JPMorgan SmartRetirement® Blend 2060 Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022,  JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$322,782	$418,505	$29,628	$44,925
JPMorgan SmartRetirement® Blend 2015 Fund	14,844	15,285	1,631	2,251
JPMorgan SmartRetirement® Blend 2020 Fund	614,755	847,993	62,932	104,393
JPMorgan SmartRetirement® Blend 2025 Fund	958,243	1,105,218	78,639	125,331
JPMorgan SmartRetirement® Blend 2030 Fund	1,117,826	1,173,669	81,651	114,783
JPMorgan SmartRetirement® Blend 2035 Fund	712,299	685,316	25,704	34,967
JPMorgan SmartRetirement® Blend 2040 Fund	637,992	596,167	8,278	10,434
JPMorgan SmartRetirement® Blend 2045 Fund	499,805	420,573	6,267	7,704
JPMorgan SmartRetirement® Blend 2050 Fund	411,913	371,310	4,951	5,980
JPMorgan SmartRetirement® Blend 2055 Fund	252,909	197,348	2,796	3,316
JPMorgan SmartRetirement® Blend 2060 Fund	122,976	43,414	1,068	1,224
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$593,060	$12,108	$36,504	$(24,396)
JPMorgan SmartRetirement® Blend 2015 Fund	28,222	211	1,809	(1,598)
JPMorgan SmartRetirement® Blend 2020 Fund	1,070,396	23,725	66,086	(42,361)
JPMorgan SmartRetirement® Blend 2025 Fund	1,865,413	65,512	114,169	(48,657)
JPMorgan SmartRetirement® Blend 2030 Fund	2,192,888	97,012	118,318	(21,306)
JPMorgan SmartRetirement® Blend 2035 Fund	2,066,773	93,471	112,551	(19,080)
JPMorgan SmartRetirement® Blend 2040 Fund	1,789,901	99,099	81,983	17,116
JPMorgan SmartRetirement® Blend 2045 Fund	1,440,959	81,844	61,450	20,394
JPMorgan SmartRetirement® Blend 2050 Fund	1,086,068	63,993	41,642	22,351
JPMorgan SmartRetirement® Blend 2055 Fund	608,517	32,287	23,114	9,173
JPMorgan SmartRetirement® Blend 2060 Fund	251,684	2,720	14,351	(11,631)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and wash sale loss deferrals.

184	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$15,071	$14,104	$29,175
JPMorgan SmartRetirement® Blend 2015 Fund	753	994	1,747
JPMorgan SmartRetirement® Blend 2020 Fund	28,873	35,583	64,456
JPMorgan SmartRetirement® Blend 2025 Fund	57,774	37,926	95,700
JPMorgan SmartRetirement® Blend 2030 Fund	66,515	46,835	113,350
JPMorgan SmartRetirement® Blend 2035 Fund	66,877	45,771	112,648
JPMorgan SmartRetirement® Blend 2040 Fund	59,484	44,429	103,913
JPMorgan SmartRetirement® Blend 2045 Fund	47,804	28,674	76,478
JPMorgan SmartRetirement® Blend 2050 Fund	33,950	25,829	59,779
JPMorgan SmartRetirement® Blend 2055 Fund	19,998	12,743	32,741
JPMorgan SmartRetirement® Blend 2060 Fund	5,630	3,072	8,702

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$14,363	$15,542	$29,905
JPMorgan SmartRetirement® Blend 2015 Fund	600	—	600
JPMorgan SmartRetirement® Blend 2020 Fund	27,919	29,235	57,154
JPMorgan SmartRetirement® Blend 2025 Fund	38,693	33,244	71,937
JPMorgan SmartRetirement® Blend 2030 Fund	41,859	22,445	64,304
JPMorgan SmartRetirement® Blend 2035 Fund	39,591	1,475	41,066
JPMorgan SmartRetirement® Blend 2040 Fund	33,972	—	33,972
JPMorgan SmartRetirement® Blend 2045 Fund	24,897	—	24,897
JPMorgan SmartRetirement® Blend 2050 Fund	19,445	—	19,445
JPMorgan SmartRetirement® Blend 2055 Fund	10,154	—	10,154
JPMorgan SmartRetirement® Blend 2060 Fund	2,647	17	2,664

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$6,949	$(24,753)
JPMorgan SmartRetirement® Blend 2015 Fund	283	(1,837)
JPMorgan SmartRetirement® Blend 2020 Fund	12,686	(42,972)
JPMorgan SmartRetirement® Blend 2025 Fund	20,884	(49,408)
JPMorgan SmartRetirement® Blend 2030 Fund	23,392	(22,151)
JPMorgan SmartRetirement® Blend 2035 Fund	22,016	(19,685)
JPMorgan SmartRetirement® Blend 2040 Fund	18,803	16,219
JPMorgan SmartRetirement® Blend 2045 Fund	14,348	19,695
JPMorgan SmartRetirement® Blend 2050 Fund	10,872	21,836
JPMorgan SmartRetirement® Blend 2055 Fund	6,003	8,884
JPMorgan SmartRetirement® Blend 2060 Fund	2,207	(11,705)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives, post-October capital loss deferrals, specified ordinary loss deferrals, straddle loss deferrals and wash sale loss deferrals.
As of June 30, 2022, the Funds did not have any net capital loss carryforwards.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$3,685	$10,191	$23
JPMorgan SmartRetirement® Blend 2015 Fund	212	427	4
JPMorgan SmartRetirement® Blend 2020 Fund	6,572	19,155	31
JPMorgan SmartRetirement® Blend 2025 Fund	11,654	30,945	80
JPMorgan SmartRetirement® Blend 2030 Fund	12,431	29,315	40
JPMorgan SmartRetirement® Blend 2035 Fund	10,762	10,473	32
JPMorgan SmartRetirement® Blend 2040 Fund	7,089	2,980	57
JPMorgan SmartRetirement® Blend 2045 Fund	7,096	(1,317)	64
JPMorgan SmartRetirement® Blend 2050 Fund	5,451	(766)	44
JPMorgan SmartRetirement® Blend 2055 Fund	3,573	(749)	23
JPMorgan SmartRetirement® Blend 2060 Fund	985	(45)	15
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken

186	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds' borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	—	—%	2	54.6%
JPMorgan SmartRetirement® Blend 2015 Fund	1	96.5	—	—
JPMorgan SmartRetirement® Blend 2020 Fund	—	—	2	60.7
JPMorgan SmartRetirement® Blend 2025 Fund	—	—	2	59.4
JPMorgan SmartRetirement® Blend 2030 Fund	—	—	2	58.8
JPMorgan SmartRetirement® Blend 2035 Fund	—	—	2	63.0
JPMorgan SmartRetirement® Blend 2040 Fund	—	—	2	63.2
JPMorgan SmartRetirement® Blend 2045 Fund	—	—	2	63.9
JPMorgan SmartRetirement® Blend 2050 Fund	—	—	2	61.8
JPMorgan SmartRetirement® Blend 2055 Fund	—	—	2	58.4
JPMorgan SmartRetirement® Blend 2060 Fund	—	—	2	49.5
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:
% of Net Assets
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	99.1%
JPMorgan BetaBuilders International Equity ETF	82.2
JPMorgan Equity Index Fund	58.6
JPMorgan U.S. Aggregate Bond ETF	46.6
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	39.1
JPMorgan Emerging Markets Research Enhanced Equity Fund	38.0
JPMorgan BetaBuilders MSCI US REIT ETF	32.6
JPMorgan Inflation Managed Bond ETF	19.8
JPMorgan Emerging Markets Debt Fund	16.5
JPMorgan High Yield Research Enhanced ETF	13.8
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and

188	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Subsequent to June 30, 2022, JPMorgan SmartRetirement® Blend 2015 Fund had net redemptions of $6,129, which represented 23% of the Fund's net assets as of June 30, 2022.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	189

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund (formerly known as JPMorgan SmartSpending 2015 Fund), JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund (eleven of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

190	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	191

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

192	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	193

TRUSTEES
(Unaudited) (continued)
*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

194	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	195

OFFICERS
(Unaudited) (continued)

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

196	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual	$1,000.00	$861.00	$1.20	0.26%
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R2
Actual	1,000.00	858.70	3.59	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	859.90	2.44	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R4
Actual	1,000.00	860.50	1.29	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	861.50	0.60	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Class R6
Actual	1,000.00	861.60	0.14	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund)
Class I
Actual	1,000.00	860.40	1.25	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	858.40	3.55	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	197

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2015 Fund (formerly known as JPMorgan SmartSpendingSM 2015 Fund) (continued)
Class R3
Actual	$1,000.00	$859.60	$2.40	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	861.00	1.25	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R5
Actual	1,000.00	861.10	0.55	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	861.70	0.09	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual	1,000.00	860.50	1.29	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R2
Actual	1,000.00	858.50	3.59	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	859.40	2.44	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R4
Actual	1,000.00	860.60	1.29	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	861.00	0.60	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Class R6
Actual	1,000.00	861.50	0.14	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual	1,000.00	842.80	1.37	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R2
Actual	1,000.00	840.60	3.65	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R3
Actual	1,000.00	841.70	2.51	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R4
Actual	1,000.00	842.90	1.37	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R5
Actual	1,000.00	843.20	0.64	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Class R6
Actual	1,000.00	843.70	0.18	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

198	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual	$1,000.00	$829.30	$1.41	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	827.40	3.67	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R3
Actual	1,000.00	828.40	2.58	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	829.40	1.41	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R5
Actual	1,000.00	830.00	0.73	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class R6
Actual	1,000.00	830.80	0.27	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual	1,000.00	819.10	1.31	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R2
Actual	1,000.00	817.50	3.56	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R3
Actual	1,000.00	818.40	2.48	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R4
Actual	1,000.00	819.20	1.31	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R5
Actual	1,000.00	819.90	0.63	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Class R6
Actual	1,000.00	820.30	0.18	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual	1,000.00	811.30	1.39	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	809.30	3.59	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R3
Actual	1,000.00	810.40	2.51	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	811.20	1.39	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	199

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2040 Fund (continued)
Class R5
Actual	$1,000.00	$812.00	$0.67	0.15%
Hypothetical	1,000.00	1,024.05	0.75	0.15
Class R6
Actual	1,000.00	812.30	0.27	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual	1,000.00	804.60	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	802.90	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R3
Actual	1,000.00	803.70	2.59	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	804.60	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	805.30	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	805.80	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual	1,000.00	804.00	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	802.20	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R3
Actual	1,000.00	803.00	2.59	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	804.20	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	804.80	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	805.30	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual	1,000.00	804.90	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	802.90	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

200	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2055 Fund (continued)
Class R3
Actual	$1,000.00	$803.70	$2.59	0.58%
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	805.00	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	805.50	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	805.70	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual	1,000.00	805.70	1.52	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	803.30	3.71	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R3
Actual	1,000.00	804.40	2.59	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	805.50	1.48	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	805.90	0.81	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	806.40	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	201

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

202	JPMorgan SmartRetirement® Blend Funds	June 30, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan SmartRetirement® Blend Income Fund	7.11%
JPMorgan SmartRetirement® Blend 2020 Fund	7.07
JPMorgan SmartRetirement® Blend 2025 Fund	8.35
JPMorgan SmartRetirement® Blend 2030 Fund	10.86
JPMorgan SmartRetirement® Blend 2035 Fund	12.22
JPMorgan SmartRetirement® Blend 2040 Fund	13.99
JPMorgan SmartRetirement® Blend 2045 Fund	15.85
JPMorgan SmartRetirement® Blend 2050 Fund	16.78
JPMorgan SmartRetirement® Blend 2055 Fund	15.47
JPMorgan SmartRetirement® Blend 2060 Fund	16.71
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Blend Income Fund	$14,104
JPMorgan SmartRetirement® Blend 2015 Fund	994
JPMorgan SmartRetirement® Blend 2020 Fund	35,583
JPMorgan SmartRetirement® Blend 2025 Fund	37,926
JPMorgan SmartRetirement® Blend 2030 Fund	46,835
JPMorgan SmartRetirement® Blend 2035 Fund	45,771
JPMorgan SmartRetirement® Blend 2040 Fund	44,429
JPMorgan SmartRetirement® Blend 2045 Fund	28,674
JPMorgan SmartRetirement® Blend 2050 Fund	25,829
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Blend 2055 Fund	$12,743
JPMorgan SmartRetirement® Blend 2060 Fund	3,072
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan SmartRetirement® Blend Income Fund	$3,479
JPMorgan SmartRetirement® Blend 2015 Fund	131
JPMorgan SmartRetirement® Blend 2020 Fund	6,359
JPMorgan SmartRetirement® Blend 2025 Fund	13,794
JPMorgan SmartRetirement® Blend 2030 Fund	20,185
JPMorgan SmartRetirement® Blend 2035 Fund	23,850
JPMorgan SmartRetirement® Blend 2040 Fund	24,428
JPMorgan SmartRetirement® Blend 2045 Fund	21,631
JPMorgan SmartRetirement® Blend 2050 Fund	17,329
JPMorgan SmartRetirement® Blend 2055 Fund	8,816
JPMorgan SmartRetirement® Blend 2060 Fund	3,080

June 30, 2022	JPMorgan SmartRetirement® Blend Funds	203

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-SRB-622

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial expert is Kathleen M. Gallagher. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $192,545

2021 – $209,835

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $33,641

2021 – $23,811

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $68,506

2021 – $57,998

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021—$ 30.6 million

2020—$ 30.1 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 6, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 6, 2022